UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report SEPTEMBER 30, 2017

Ticker
	Class A	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Apollo Multi-Asset Income Fund	IMAAX	IMACX		IMAIX	IMURX		IMAYX

Ivy Apollo Strategic Income Fund	IAPOX	ICPOX		IIPOX	IRPOX		IYPOX

Ivy California Municipal High Income Fund	IMHAX	IMHCX		IMHIX			IMHYX

Ivy Crossover Credit Fund	ICKAX		ICKEX	ICKIX	ICKNX	ICKRX	ICKYX

Ivy IG International Small Cap Fund	IVJAX	IVJCX		IVJIX	IVJRX		IVJYX

Ivy Pictet Emerging Markets Local Currency Debt Fund	IECAX	IECCX	IECEX	IECIX	IMMCX	IECRX	IECYX

Ivy Pictet Targeted Return Bond Fund	IRBAX	IRBCX		IRBIX	IRBRX		IRBYX

Ivy PineBridge High Yield Fund	IPNAX			IPNIX	IPNNX	IPNRX

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	IVY FUNDS

SEPTEMBER 30, 2017 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Over the past 12 months, investors have endured concerns about global economic growth, the level of interest rates, fluctuation in oil prices and the outcome of the U.S. presidential election. Following the election, domestic equity markets rose sharply and bond yields saw a slight rise, with both trends carrying into the third quarter of 2017. See the table for a fiscal year-over-year comparison of some common market metrics.

Many investors may be unsettled by the prospect that continued change — in leadership of key countries around the world, in government policy, in interest rate levels — will contribute to market volatility and general uncertainty. While that may be true at times, we believe it is important to stay focused on the fundamentals and merits of sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While government policies can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

By the end of your funds’ fiscal period, the U.S. economy remained fundamentally sound, supported primarily by the U.S. consumer, who is benefitting from lower energy prices, lower inflation in general and an improved labor market. Overall, the global economy has improved over the fiscal year. In particular, economic growth in the eurozone has accelerated, benefitting from domestic policy stimulus and improving external demand.

The U.S. Federal Reserve (Fed) has hiked interest rates four times since late 2015. We think the Fed will raise rates again in December 2017 and two more times in 2018. The Fed also recently announced that it would begin to reduce its balance sheet starting in October 2017 by allowing maturing Treasury and mortgage-backed securities to roll off. We think most financial markets already are pricing the drawdown into their projections and do not expect major volatility as a result of the Fed’s actions. We believe job growth and inflation will be the most important determinants in the direction of long-term central bank policy. Overseas, a better economic outlook has caused the European Central Bank to consider adjusting its policies.

While challenges remain, we see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	9/30/2017	9/30/2016
S&P 500 Index	2,519.36	2,168.27
MSCI EAFE Index	1,973.81	1,701.69
10-Year Treasury Yield	2.33%	1.60%
U.S. unemployment rate	4.2%	4.9%
30-year fixed mortgage rate	3.83%	3.42%
Oil price per barrel	$51.67	$48.24

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2017	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2017.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*
Ivy Apollo Multi-Asset Income Fund
Class A	$1,000	$1,057.00	$6.38	$1,000	$1,018.84	$6.26	1.24%
Class C	$1,000	$1,054.20	$10.17	$1,000	$1,015.18	$9.98	1.97%
Class I	$1,000	$1,058.70	$4.94	$1,000	$1,020.31	$4.85	0.95%
Class N**	$1,000	$1,059.70	$4.02	$1,000	$1,021.17	$3.94	0.78%
Class Y	$1,000	$1,057.50	$6.07	$1,000	$1,019.20	$5.96	1.17%

See footnotes on page 6.

4	ANNUAL REPORT	2017

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*
Ivy Apollo Strategic Income Fund
Class A	$1,000	$1,024.70	$5.77	$1,000	$1,019.32	$5.76	1.15%
Class C	$1,000	$1,021.10	$9.40	$1,000	$1,015.80	$9.37	1.85%
Class I	$1,000	$1,025.30	$4.35	$1,000	$1,020.81	$4.34	0.85%
Class N**	$1,000	$1,026.70	$3.85	$1,000	$1,021.23	$3.84	0.77%
Class Y	$1,000	$1,025.00	$5.57	$1,000	$1,019.55	$5.55	1.10%
Ivy California Municipal High Income Fund
Class A	$1,000	$1,049.40	$2.05	$1,000	$1,023.10	$2.02	0.60%
Class C	$1,000	$1,047.00	$5.63	$1,000	$1,019.61	$5.55	1.33%
Class I	$1,000	$1,049.90	$1.54	$1,000	$1,023.58	$1.52	0.43%
Class Y	$1,000	$1,048.60	$2.87	$1,000	$1,022.25	$2.83	0.60%
Ivy Crossover Credit Fund***
Class A	$1,000	$1,035.10	$4.48	$1,000	$1,020.58	$4.55	0.90%
Class E	$1,000	$1,034.80	$4.88	$1,000	$1,020.23	$4.85	0.96%
Class I	$1,000	$1,037.20	$3.26	$1,000	$1,021.83	$3.23	0.65%
Class N**	$1,000	$1,037.20	$3.26	$1,000	$1,021.83	$3.23	0.65%
Class R	$1,000	$1,032.90	$7.32	$1,000	$1,017.79	$7.36	1.45%
Class Y	$1,000	$1,035.10	$4.48	$1,000	$1,020.58	$4.55	0.90%
Ivy IG International Small Cap Fund
Class A	$1,000	$1,165.20	$7.90	$1,000	$1,017.81	$7.36	1.45%
Class C	$1,000	$1,161.70	$11.78	$1,000	$1,014.19	$10.98	2.17%
Class I	$1,000	$1,168.10	$6.29	$1,000	$1,019.31	$5.86	1.15%
Class N**	$1,000	$1,168.10	$6.29	$1,000	$1,019.30	$5.86	1.15%
Class Y	$1,000	$1,165.20	$7.90	$1,000	$1,017.81	$7.37	1.45%
Ivy Pictet Emerging Markets Local Currency Debt Fund
Class A	$1,000	$1,044.10	$6.34	$1,000	$1,018.92	$6.26	1.23%
Class C	$1,000	$1,040.40	$9.90	$1,000	$1,015.39	$9.77	1.93%
Class E	$1,000	$1,045.20	$5.52	$1,000	$1,019.71	$5.45	1.07%
Class I	$1,000	$1,046.10	$4.19	$1,000	$1,020.92	$4.14	0.80%
Class N**	$1,000	$1,044.90	$4.19	$1,000	$1,020.92	$4.14	0.80%
Class R	$1,000	$1,043.20	$7.56	$1,000	$1,017.67	$7.47	1.48%
Class Y	$1,000	$1,044.10	$6.34	$1,000	$1,018.92	$6.26	1.23%
Ivy Pictet Targeted Return Bond Fund
Class A	$1,000	$1,013.00	$6.24	$1,000	$1,018.91	$6.26	1.23%	(3)
Class C	$1,000	$1,010.10	$9.55	$1,000	$1,015.54	$9.57	1.90%	(4)
Class I	$1,000	$1,015.00	$5.04	$1,000	$1,020.05	$5.05	1.00%	(5)
Class N**	$1,000	$1,015.00	$4.43	$1,000	$1,020.70	$4.45	0.87%	(6)
Class Y	$1,000	$1,014.00	$6.24	$1,000	$1,018.91	$6.26	1.23%	(7)

See footnotes on page 6.

2017	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*
Ivy PineBridge High Yield Fund****
Class A	$1,000	$1,026.40	$3.75	$1,000	$1,020.09	$5.05	1.00%
Class I	$1,000	$1,027.20	$2.74	$1,000	$1,021.48	$3.64	0.72%
Class N**	$1,000	$1,027.20	$2.74	$1,000	$1,021.48	$3.64	0.72%
Class R	$1,000	$1,025.00	$5.47	$1,000	$1,017.75	$7.36	1.46%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2017, and divided by 365.

**	Effective March 3, 2017 Class R6 has been renamed Class N.

***	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended September 30, 2017, and divided by 365. Actual inception date of the Fund is 4-3-17 (the date on which shares were first acquired by shareholders).

****	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 136 days in the six-month period ended September 30, 2017, and divided by 365. Actual inception date of the Fund is 5-18-17 (the date on which shares were first acquired by shareholders).

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Annualized expense ratio based on the period excluding offering cost was 1.20%.

(4)	Annualized expense ratio based on the period excluding offering cost was 1.87%.

(5)	Annualized expense ratio based on the period excluding offering cost was 0.97%.

(6)	Annualized expense ratio based on the period excluding offering cost was 0.84%.

(7)	Annualized expense ratio based on the period excluding offering cost was 1.20%.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

The Ivy Apollo Multi-Asset Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC, to sub-advise the total return strategy sleeve and LaSalle Investment Management Securities, LLC, to sub-advise the global real estate strategy sleeve. Below, two portfolio managers of the Fund, Philip J. Sanders, CFA, and Mark G. Beischel, CFA, discuss positioning, performance and results for the fiscal year ended September 30, 2017. Mr. Sanders and Mr. Beischel have managed the Fund since inception. Mr. Sanders has 29 years of industry experience and Mr. Beischel has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2017
Ivy Apollo Multi-Asset Income Fund
(Class A shares at net asset value)	8.67%
Ivy Apollo Multi-Asset Income Fund
(Class A shares including sales charges)	2.40%

Benchmark(s) and/or Lipper Category
50% MSCI World High Dividend Yield Index/
50% Bank of America Merrill Lynch U.S. High Yield Index	11.43%

(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields that are both sustainable and persistent; and the performance of securities representing the high-yield sector of the bond market)

MSCI World High Dividend Yield Index	13.79%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields that are both sustainable and persistent)
Bank of America Merrill Lynch U.S. High Yield Index	9.06%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Lipper Mixed-Asset Target Allocation Moderate Funds Universe Average	10.08%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Improving global climate

The U.S. Federal Reserve (Fed) increased interest rates twice during the fiscal year, in March and June, and followed with plans to unwind its balance sheet beginning in October 2017. The Fed intends to initially cap the drawdown at $10 billion per month, and then increase by $10 billion each quarter until it reaches $50 billion per month.

The value of the trade-weighted U.S. dollar has weakened throughout 2017 so far, but late in the fiscal year it rebounded as the markets began to anticipate more hawkish Fed monetary policy going into early 2018.

Renewed discussions from the Trump administration and Congress about U.S. tax reform supported another move higher in risk assets late in the fiscal year, with credit spreads reaching levels well below their averages.

In addition to the Fed’s actions, there were indications late in the fiscal year that the European Central Bank (ECB) would announce its own tapering in quantitative easing, with the program starting in January 2018. In our view, it’s another indication that the era of lower interest rates, including negative rates in some countries, and expanding balance sheets are starting to wind down as central banks become less accommodating.

The Bank of Japan took no action and did not provide future guidance on its monetary policy of targeting interest rates. Inflation forecasts during the fiscal year suggested that, while the bank might have overcome deflation in Japan, its 2% inflation goal was still not on the horizon.

China announced late in the fiscal year that it would implement a targeted reduction in the reserve requirement ratio for commercial banks as a method to support small businesses and to counteract the slowdown in growth in the third calendar quarter.

Global equities closed the fiscal year with significantly positive returns. Growth stocks continued to lead the way over the value stocks, as investors continued to focus on the potential for improving economic growth and on companies with solid business fundamentals. Emerging market equities in general gained strength throughout the fiscal year as investors showed less concern about the trajectory of economic growth and potential U.S. trade policy changes. Steady improvement in U.S. employment and other economic indicators supported overall investor confidence.

2017	ANNUAL REPORT	7

European political uncertainty faded as the fiscal year progressed. Pro-business reformer Emmanuel Macron was elected president in France and began to push through labor reforms, and Chancellor Angela Merkel received the largest share of votes in Germany’s elections and will form a government that is still pro-Europe. For Merkel, the election results may mean a local focus on tax cuts, tighter borders and stricter environmental standards.

Public real estate securities in general posted slightly positive gains for the fiscal year, but significantly underperformed the broader global equity market. Real estate securities performed well at the start of the fiscal year, benefitting from low interest rates and safe-haven flows. However, real estate securities were negatively impacted later in the fiscal year by a rotation from more defensive, broad-market segments and toward more economically sensitive sectors in reaction to improving economic expectations and a corresponding increase in interest rates. This environment included the unexpected result of the U.S. presidential election and the potential impact of President Donald Trump’s pro-growth agenda. Expectations of greater growth were accompanied by an increase in interest rates during the fiscal year and ideas that inflation would begin to increase, but that inflation did not develop.

Portfolio Strategy

The Fund finished the fiscal year with a positive return that was less than the positive return of its peer group average and of its blended benchmark index.

The Fund’s performance relative to its benchmark was helped by its relatively shorter effective duration and its large allocation to corporate credit. The impact of the shorter effective duration was seen following the U.S. presidential election in November 2016, which sent major reverberations through the fixed income markets. Anticipation of change based on Trump’s campaign policies that related to fiscal stimulus, tax reforms and financial deregulation caused global interest rates to rise significantly immediately after the election.

In addition, the market started to anticipate and “price in” that the ECB would begin tapering its balance sheet and normalizing interest rates. Credit spreads continued to tighten with renewed hope of better economic growth. The Fund benefited from those tightening credit spreads, as we have maintained a high allocation in the portfolio to corporate credit.

Amid this volatility, we maintained a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the portfolio to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments.

The global equity income sleeve of the Fund in general contributed to relative performance, driven primarily from strong securities selection in the information technology sector — the best-performing stock sector for the calendar year to date – as well as in consumer discretionary, energy and consumer staples. The underweight position in the sleeve to the poor-performing consumer staples sector also was beneficial.

While performance in the real estate sector improved overall in the latter quarters of the fiscal year, securities selection in that sleeve of the Fund was a drag on relative performance versus the benchmark.

Outlook

We think strength in the dollar will depend on several variable factors, including the Fed becoming more hawkish while other central banks are on the sidelines, potential for major fiscal stimulus and regulatory rollbacks in the U.S., and growth in Europe and Japan disappointing sufficiently to lower expectations of monetary tightening. We believe dollar weakness will continue if the soft inflation data does not prove to be temporary. If it persists, the market is likely to question the Fed’s intentions in raising rates over the next 18 months. We also think fiscal policy provides some uncertainty for the direction of the dollar.

Investors are concerned that tax reform will be underwhelming because of the Trump administration’s inability to pass other legislative priorities so far this year. There are strong incentives for both the Republicans in Congress and Trump to make it happen, which may change the process and potential for implementing a tax plan.

Risk aversion related to emerging markets has been steadily declining this year. With attitudes improving, valuations are becoming less attractive even though macro conditions remain firm. Concerns about the U.S. changing its global trade policies still have investors concerned.

We think the ECB is likely to announce its own tapering in quantitative easing and begin its program in January 2018. We think this will provide further evidence that the era of lower rates, including negative rates, and expanding balance sheets is starting to wind down.

We anticipate increasing scrutiny on the difficult Brexit negotiations between the U.K. and European Union as talks heat up through year end.

8	ANNUAL REPORT	2017

Economic data from China suggest growth momentum may have moderated. Investment still is an important driver of growth, and we believe another round of stimulus may be coming. We think monetary policy will remain accommodative as the central bank works to reduce the risk of a more severe slowdown.

The U.S. budget deficit is on the rise and we think it is likely to continue with Trump’s pro-growth proposals. The supply of U.S. Treasury securities in the market is likely to increase and, in our view, would be funded largely through T-bill issuance absorbed by new money market reforms, as well as via incremental demand from investors from Japan searching for yield.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) and LaSalle Investment Management Securities (LaSalle) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO, Apollo and LaSalle make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO, Apollo or LaSalle will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Multi-Asset Income Fund.

2017	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	IVY APOLLO MULTI-ASSET INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	50.0%
Real Estate	9.6%
Financials	7.8%
Health Care	6.0%
Consumer Staples	5.0%
Information Technology	4.3%
Energy	4.2%
Industrials	3.9%
Consumer Discretionary	3.6%
Utilities	2.4%
Materials	1.9%
Telecommunication Services	1.3%
Bonds	42.6%
Corporate Debt Securities	27.0%
Loans	12.7%
Asset-Backed Securities	1.4%
Mortgage-Backed Securities	1.4%
Other Government Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.4%

Country Weightings

North America	57.0%
United States	53.5%
Canada	3.5%
Europe	27.2%
United Kingdom	9.6%
France	5.8%
Netherlands	3.5%
Other Europe	8.3%
Pacific Basin	7.8%
Bahamas/Caribbean	0.4%
South America	0.1%
Other	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.4%

Lipper Rankings

Category: Mixed-Asset Target Allocation Moderate Funds	Rank	Percentile
1 Year	395/546	73

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Royal Dutch Shell plc, Class A	United Kingdom	Energy	Integrated Oil & Gas
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
Total S.A.	France	Energy	Integrated Oil & Gas
Marine Harvest ASA	Norway	Consumer Staples	Packaged Foods & Meats
Merck & Co., Inc.	United States	Health Care	Pharmaceuticals
ENEL S.p.A.	Italy	Utilities	Electric Utilities
iShares iBoxx $ High Yield Corporate Bond ETF	United States	Financials	Registered Investment Companies
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Unilever N.V., Certicaaten Van Aandelen	Netherlands	Consumer Staples	Personal Products

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

10	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N(4)	Class Y
1-year period ended 9-30-17	2.40%	7.86%	8.92%	9.12%	8.75%
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(5)	4.62%	7.00%	8.08%	8.18%	7.82%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class N shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.6%
LVMH Moet Hennessy – Louis Vuitton (A)	12	$3,435

Auto Parts & Equipment – 0.7%
GKN plc (A)	806	3,737

Cable & Satellite – 0.0%
Altice N.V., Class A (A)(B)	9	180

Education Services – 0.0%
Laureate Education, Inc., Class A (B)	11	155

Footwear – 0.7%
ANTA Sports Products Ltd. (A)	912	3,836

Home Improvement Retail – 0.6%
Home Depot, Inc. (The)	21	3,449

Homebuilding – 0.4%
Bellway plc (A)	57	2,497

Tires & Rubber – 0.6%
Bridgestone Corp. (A)	78	3,540

Total Consumer Discretionary – 3.6%		20,829
Consumer Staples

Distillers & Vintners – 0.6%
Diageo plc (A)	102	3,348

Packaged Foods & Meats – 1.8%
Marine Harvest ASA (A)	355	7,013
Nestle S.A., Registered Shares (A)	41	3,400

		10,413

Personal Products – 1.0%
Unilever N.V., Certicaaten Van Aandelen (A)	93	5,503

Tobacco – 1.6%
British American Tobacco plc (A)	64	3,975
Philip Morris International, Inc.	47	5,199

		9,174

Total Consumer Staples – 5.0%		28,438
Energy

Integrated Oil & Gas – 4.2%
Chevron Corp.	32	3,731
PJSC LUKOIL ADR (A)	68	3,586
Royal Dutch Shell plc, Class A (A)	294	8,863
Total S.A. (A)	139	7,476

		23,656

Total Energy – 4.2%		23,656

COMMON STOCKS (Continued)	Shares	Value
Financials

Diversified Banks – 5.7%
Bank of America Corp.	136	$3,456
Bank of Montreal (A)	45	3,370
BNP Paribas S.A. (A)	28	2,290
BOC Hong Kong (Holdings) Ltd. (A)	655	3,184
DBS Group Holdings Ltd. (A)	225	3,454
HSBC Holdings plc (A)	343	3,392
ING Groep N.V., Certicaaten Van Aandelen (A)	199	3,673
National Australia Bank Ltd. (A)	92	2,277
Royal Bank of Canada (A)	59	4,557
Wells Fargo & Co.	45	2,483

		32,136

Life & Health Insurance – 0.5%
Prudential plc (A)	106	2,526

Thrifts & Mortgage Finance – 0.5%
Indiabulls Housing Finance Ltd. (A)	168	3,102

Total Financials – 6.7%		37,764
Health Care

Pharmaceuticals – 6.0%
AbbVie, Inc.	40	3,541
AstraZeneca plc (A)	52	3,453
Eli Lilly and Co.	40	3,450
GlaxoSmithKline plc (A)	169	3,372
Johnson & Johnson	43	5,553
Merck & Co., Inc. (C)	104	6,655
Pfizer, Inc.	226	8,066

		34,090

Total Health Care – 6.0%		34,090
Industrials

Aerospace & Defense – 1.2%
Lockheed Martin Corp.	12	3,638
United Technologies Corp.	27	3,153

		6,791

Building Products – 0.5%
Compagnie de Saint-Gobain (A)	52	3,093

Construction & Engineering – 0.8%
Vinci (A)	47	4,474

Electrical Components & Equipment – 1.0%
Eaton Corp.	41	3,124
Schneider Electric S.A. (A)	29	2,481

		5,605

Industrial Conglomerates – 0.4%
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	56	2,322

Total Industrials – 3.9%		22,285

COMMON STOCKS (Continued)	Shares		Value
Information Technology

Semiconductors – 2.1%
Analog Devices, Inc.	27		$2,296
Broadcom Corp., Class A	11		2,777
Cypress Semiconductor Corp.	161		2,424
Intel Corp.	129		4,928

			12,425

Systems Software – 1.6%
Microsoft Corp.	124		9,214

Technology Hardware, Storage & Peripherals – 0.6%
Samsung Electronics Co. Ltd. (A)	2		3,380

Total Information Technology – 4.3%			25,019
Materials

Construction Materials – 0.4%
CRH plc (A)	64		2,429

Diversified Chemicals – 0.6%
Eastman Chemical Co.	40		3,649

Diversified Metals & Mining – 0.5%
Rio Tinto plc (A)	60		2,804

Paper Products – 0.4%
Mondi plc (A)	84		2,259

Total Materials – 1.9%			11,141
Real Estate

Diversified Real Estate Activities – 1.4%
CapitaLand Ltd. (A)	119		314
Heiwa Real Estate Co. Ltd. (A)	45		772
Mitsubishi Estate Co. Ltd. (A)	89		1,548
Mitsui Fudosan Co. Ltd. (A)	88		1,908
Mitsui Fudosan Co. Ltd. (A)	22		245
Nomura Real Estate Holdings, Inc. (A)	11		243
Sumitomo Realty & Development Co. Ltd. (A)	24		726
Sun Hung Kai Properties Ltd. (A)	152		2,469

			8,225

Diversified REITs – 0.8%
Canadian REIT (A)	4		153
Fonciere des Regions S.A. (A)	2		186
Gecina (A)	4		571
GPT Group (A)	108		422
H&R Real Estate Investment Trust (A)	6		105
Ichigo Hotel Investment Corp. (A)	—	*	149
Kenedix Office Investment Corp. (A)	—	*	319
Land Securities Group plc (A)	90		1,169
Lar Espana Real Estate Socimi S.A. (A)	14		131
Merlin Properties Socimi S.A. (A)	37		508
Mirvac Group (A)	360		648
NSI N.V. (A)	4		153

12	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Diversified REITs (Continued)
VEREIT, Inc.	66		$547

			5,061

Health Care REITs – 0.5%
Assura plc (A)	154		129
Quality Care Properties, Inc. (B)	3		47
Ventas, Inc.	13		822
Welltower, Inc.	28		1,956

			2,954

Hotel & Resort REITs – 0.3%
LaSalle Hotel Properties	25		713
Park Hotels & Resorts, Inc.	21		579
RLJ Lodging Trust	28		617

			1,909

Industrial REITs – 0.3%
Duke Realty Corp.	24		691
First Industrial Realty Trust, Inc.	10		294
Mitsubishi Estate Logistics REIT Investment Corp. (A)	—	*	216
ProLogis, Inc.	8		481
SEGRO plc (A)	36		261
Warehouses De Pauw Comm VA (A)	1		149

			2,092

Office REITs – 1.2%
Allied Properties (A)	4		121
alstria office AG (A)	16		228
Axiare Patrimonio Socimi S.A. (A)	7		136
Boston Properties, Inc.	13		1,556
CapitaCommercial Trust (A)	124		151
Daiwa Office Investment Corp. (A)	—	*	285
Derwent London plc (A)	22		826
Global One Corp. (A)	—	*	107
Great Portland Estates plc (A)	31		256
Hibernia REIT plc (A)	82		148
Paramount Group, Inc.	31		497
SL Green Realty Corp.	9		956
Vornado Realty Trust	20		1,554

			6,821

Real Estate Operating Companies – 0.8%
Ado Properties S.A. (A)	2		121
Deutsche EuroShop AG (A)	5		176
Entra ASA (A)	19		259
First Capital Realty, Inc. (A)	12		195
Hongkong Land Holdings Ltd. (A)	123		885
Kungsleden AB (A)	46		313
LEG Immobilien AG (A)	4		440
PSP Swiss Property Ltd., Registered Shares (A)	4		323
Swire Properties Ltd. (A)	262		889
Vonovia SE (A)	24		1,004

			4,605

Residential REITs – 1.2%
American Campus Communities, Inc.	21		915
American Homes 4 Rent	13		290
AvalonBay Communities, Inc.	11		1,903
Camden Property Trust	11		967

COMMON STOCKS (Continued)	Shares	Value
Residential REITs (Continued)
Canadian Apartment Properties REIT (A)	3	$85
Equity Residential	38	2,528
Irish Residential Properties REIT plc (A)	31	54

		6,742

Retail REITs – 2.1%
Brixmor Property Group, Inc.	39	726
Federal Realty Investment Trust	5	567
GGP, Inc.	45	938
Intu Properties plc (A)	40	124
National Retail Properties, Inc.	14	595
Regency Centers Corp.	10	615
RioCan (A)	5	96
Scentre Group (A)	245	755
Shaftesbury plc (A)	20	276
Simon Property Group, Inc.	21	3,450
Taubman Centers, Inc.	9	425
Unibail-Rodamco (A)	6	1,534
Vastned Retail N.V. (A)	4	174
Vicinity Centres (A)	201	420
Westfield Corp. (A)	147	904

		11,599

Specialized REITs – 1.0%
American Tower Corp., Class A	6	862
Big Yellow Group plc (A)	29	296
Crown Castle International Corp.	7	676
CubeSmart	38	983
Digital Realty Trust, Inc.	4	426
Equinix, Inc.	1	501
Life Storage, Inc.	7	538
National Storage REIT (A)	94	110
Public Storage, Inc.	5	1,164

		5,556

Total Real Estate – 9.6%		55,564
Telecommunication Services

Integrated Telecommunication Services – 1.3%
Nippon Telegraph and Telephone Corp. (A)	90	4,116
Orange S.A. (A)	197	3,224

		7,340

Total Telecommunication Services – 1.3%		7,340
Utilities

Electric Utilities – 1.7%
ENEL S.p.A. (A)	1,069	6,437
Iberdrola S.A. (A)	426	3,310

		9,747

Multi-Utilities – 0.7%
National Grid plc (A)	354	4,385

Total Utilities – 2.4%		14,132

TOTAL COMMON STOCKS – 48.9%		$280,258
(Cost: $246,735)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 1.1%
iShares iBoxx $ High Yield Corporate Bond ETF	72	$6,428

TOTAL INVESTMENT FUNDS – 1.1%		$6,428
(Cost: $6,166)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.0%
Pinnacle Agriculture Enterprises LLC (B)(D)(E)	233	147

Total Consumer Staples – 0.0%		147

TOTAL PREFERRED STOCKS – 0.0%		$147
(Cost: $106)

RIGHTS
Diversified Real Estate Activities – 0.0%
CapitaLand Commercial Trust Management Ltd., expires 10–18–17	21	5

TOTAL RIGHTS – 0.0%		$5
(Cost: $4)

ASSET-BACKED SECURITIES	Principal
Adams Mill CLO Ltd., Series 2014-1A, Class D1 (3-Month U.S. LIBOR plus 350 bps),
4.658%, 7–15–26 (F)(G)	$600	605
Anchorage Credit Funding Ltd., Series 2015-2A, Class D,
7.300%, 1–25–31 (F)	600	604
Antares CLO 2017-1A Ltd. (3-Month U.S. LIBOR plus 775 bps),
8.931%, 7–20–28 (G)	650	641
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps),
4.766%, 10–25–30 (F)(G)	1,000	970
Guggenheim 1828 CLO LLC, Series 2016-1A (3-Month U.S. LIBOR plus 700 bps),
8.304%, 4–15–28 (F)(G)	600	601
Hildene CLO Ltd., Series 2014-2A, Class E (3-Month U.S. LIBOR plus 510 bps),
6.406%, 7–19–26 (F)(G)	250	248
JFIN CLO Ltd. and JFIN CLO LLC, Series 2016-1A, Class E (3-Month U.S. LIBOR plus 720 bps),
8.517%, 7–27–28 (F)(G)	250	248
Marathon CLO Ltd. and Marathon CLO LLC, Series 2015-8A, Class C (3-Month U.S. LIBOR plus 405 bps),
5.354%, 7–18–27 (F)(G)	600	602

2017	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

ASSET-BACKED SECURITIES (Continued)	Principal		Value
NZCG Funding Ltd., Series 2015-2A, Class D (3-Month U.S. LIBOR plus 630 bps),
7.167%, 4–27–27 (F)(G)		$470	$466
OZLM Ltd., Series 2015-12A (3-Month U.S. LIBOR plus 370 bps),
5.011%, 4–30–27 (F)(G)		600	604
Seven Sticks CLO Ltd., Series 2016-1A (3-Month U.S. LIBOR plus 760 bps),
8.904%, 7–15–28 (F)(G)		600	603
Sound Point CLO Ltd., Series 2016-2A, Class D (3-Month U.S. LIBOR plus 425 bps),
5.557%, 10–20–28 (F)(G)		400	405
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class D (3-Month U.S. LIBOR plus 540 bps),
6.707%, 10–20–28 (F)(G)		750	756
Trapeza CDO LLC 2007-13A, Class A2A (3-Month U.S. LIBOR plus 33 bps),
1.641%, 11–9–42 (F)(G)		250	160
ZAIS CLO 7 Ltd., Series 2017-2A, Class E (3-Month U.S. LIBOR plus 715 bps),
0.000%, 4–15–30 (F)(G)(H)		500	488

TOTAL ASSET-BACKED SECURITIES – 1.4%			$8,001
(Cost: $7,847)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Advertising – 0.1%
Acosta, Inc.,
7.750%, 10–1–22 (F)		776	558
Outfront Media Capital LLC and Outfront Media Capital Corp.,
5.625%, 2–15–24		300	313

			871

Apparel Retail – 0.2%
Hot Topic, Inc.,
9.250%, 6–15–21 (F)		1,347	1,138
PrestigeBidCo GmbH,
6.250%, 12–15–23 (I)	EUR	200	257

			1,395

Apparel, Accessories & Luxury Goods – 0.0%
Wrangler Buyer Corp.,
6.000%, 10–1–25 (F)		$84	86

Automotive Retail – 0.2%
Allison Transmission, Inc.,
5.000%, 10–1–24 (F)		136	141
Group 1 Automotive, Inc.,
5.000%, 6–1–22		190	197
Penske Automotive Group, Inc.,
5.500%, 5–15–26		136	141
Sonic Automotive, Inc.,
5.000%, 5–15–23		623	609

			1,088

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Broadcasting – 1.5%
Clear Channel International B.V.,
8.750%, 12–15–20 (F)		$125	$131
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11–15–22		1,634	1,681
Clear Channel Worldwide Holdings, Inc., Series A,
7.625%, 3–15–20		227	224
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3–15–20		1,475	1,456
Cumulus Media, Inc.,
7.750%, 5–1–19		72	21
Gray Television, Inc.:
5.125%, 10–15–24 (F)		220	221
5.875%, 7–15–26 (F)		300	309
iHeartCommunications, Inc. (GTD by iHeartMedia Capital I LLC),
10.625%, 3–15–23		377	268
Nexstar Escrow Corp.,
5.625%, 8–1–24 (F)		103	107
Radio One, Inc. (GTD by TV One LLC),
7.375%, 4–15–22 (F)		567	567
Sirius XM Radio, Inc.:
4.625%, 5–15–23 (F)		1,275	1,310
6.000%, 7–15–24 (F)		1,400	1,507
Univision Communications, Inc.,
5.125%, 2–15–25 (F)		500	504

			8,306

Cable & Satellite – 4.1%
Altice Financing S.A.:
6.625%, 2–15–23 (F)		987	1,046
7.500%, 5–15–26 (F)		1,600	1,760
Altice S.A.:
7.250%, 5–15–22 (F)(I)	EUR	250	314
7.750%, 5–15–22 (F)		$2,575	2,733
6.250%, 2–15–25 (F)(I)	EUR	250	321
7.625%, 2–15–25 (F)		$600	647
Altice U.S. Finance I Corp.,
5.500%, 5–15–26 (F)		900	950
Altice U.S. Finance II Corp.,
7.750%, 7–15–25 (F)		547	604
Block Communications, Inc.,
6.875%, 2–15–25 (F)		111	120
Cablevision Systems Corp.:
7.750%, 4–15–18		375	385
5.875%, 9–15–22		446	461
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5–1–26 (F)		2,516	2,607
5.000%, 2–1–28 (F)		726	726
DISH DBS Corp.:
6.750%, 6–1–21		297	327
5.875%, 7–15–22		1,000	1,063
5.875%, 11–15–24		122	128
7.750%, 7–1–26		349	400
Intelsat Jackson Holdings S.A.:
9.500%, 9–30–22 (F)		926	1,095
8.000%, 2–15–24 (F)		631	678

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Cable & Satellite (Continued)
Neptune Finco Corp.:
10.125%, 1–15–23 (F)		$1,118	$1,290
6.625%, 10–15–25 (F)		225	247
10.875%, 10–15–25 (F)		522	645
Numericable - SFR S.A.,
7.375%, 5–1–26 (F)		1,922	2,071
VTR Finance B.V.,
6.875%, 1–15–24 (F)		1,765	1,867
WaveDivision Escrow LLC and WaveDivision Escrow Corp.,
8.125%, 9–1–20 (F)		877	897

			23,382

Casinos & Gaming – 0.8%
CPUK Finance Ltd.,
4.250%, 8–28–22 (F)(I)	GBP	200	273
Gateway Casinos & Entertainment Ltd.,
8.250%, 3–1–24 (F)		$446	468
Golden Nugget, Inc.:
6.750%, 10–15–24 (F)		1,045	1,057
8.750%, 10–1–25 (F)		418	425
Studio City Finance Ltd.,
8.500%, 12–1–20 (F)		345	355
Wynn Macau Ltd.:
5.250%, 10–15–21 (F)		1,435	1,473
4.875%, 10–1–24 (F)		200	204
5.500%, 10–1–27 (F)		209	212

			4,467

Department Stores – 0.0%
Bon-Ton Stores, Inc. (The),
8.000%, 6–15–21		463	167

Education Services – 0.6%
Laureate Education, Inc.,
8.250%, 5–1–25 (F)		2,931	3,158

Homefurnishing Retail – 0.1%
Restoration Hardware Holdings, Inc., Convertible:
0.000%, 6–15–19 (F)(H)		186	170
0.000%, 7–15–20 (F)(H)		322	275

			445

Leisure Facilities – 0.0%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC,
5.375%, 4–15–27 (F)		200	210

Movies & Entertainment – 0.3%
Cinemark USA, Inc.:
5.125%, 12–15–22		147	151
4.875%, 6–1–23		795	803
EMI Music Publishing Group North America Holdings,
7.625%, 6–15–24 (F)		194	216
WMG Acquisition Corp.,
6.750%, 4–15–22 (F)		647	680

			1,850

14	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Publishing – 0.2%
E.W. Scripps Co.,
5.125%, 5–15–25 (F)		$61	$62
MDC Partners, Inc.,
6.500%, 5–1–24 (F)		982	990

			1,052

Restaurants – 0.3%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.:
4.250%, 5–15–24 (F)		295	296
5.000%, 10–15–25 (F)		831	846
Burger King France SAS,
6.000%, 5–1–24 (F)(I)	EUR	100	127
Stonegate Public Co. Financing plc,
4.875%, 3–15–22 (I)	GBP	200	271

			1,540

Specialized Consumer Services – 0.3%
Klesia Prevoyance,
5.375%, 12–8–26 (I)	EUR	200	246
Nielsen Co. (Luxembourg) S.a.r.l. (The):
5.500%, 10–1–21 (F)		$500	514
5.000%, 2–1–25 (F)		185	193
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (F)		500	518

			1,471

Specialty Stores – 0.7%
Cumberland Farms, Inc.,
6.750%, 5–1–25 (F)		328	349
Jo-Ann Stores Holdings, Inc. (9.750% Cash or 10.500% PIK),
9.750%, 10–15–19 (F)(J)		2,489	2,421
PetSmart, Inc.:
5.875%, 6–1–25 (F)		988	862
8.875%, 6–1–25 (F)		600	476

			4,108

Total Consumer Discretionary – 9.4%			53,596
Consumer Staples

Food Distributors – 0.4%
Performance Food Group, Inc.,
5.500%, 6–1–24 (F)		472	487
Simmons Foods, Inc.,
7.875%, 10–1–21 (F)		1,303	1,383
U.S. Foods, Inc.,
5.875%, 6–15–24 (F)		529	554

			2,424

Food Retail – 0.1%
Iceland Bondco plc,
6.750%, 7–15–24 (I)	GBP	200	291
N&W Global Vending S.p.A.,
7.000%, 10–15–23 (F)(I)	EUR	200	251

			542

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 0.9%
ESAL GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.):
6.250%, 2–5–23	$301	$292
6.250%, 2–5–23 (F)	63	61
JBS Investments GmbH (GTD by Hungary Holdings Kft),
7.250%, 4–3–24	404	403
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.),
7.750%, 10–28–20 (F)	400	409
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (F)	741	743
5.750%, 6–15–25 (F)	749	746
Lamb Weston Holdings, Inc.,
4.625%, 11–1–24 (F)	220	229
Minerva Luxembourg S.A.,
6.500%, 9–20–26	200	202
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (F)	63	65
5.875%, 9–30–27 (F)	294	301
Post Holdings, Inc.:
5.500%, 3–1–25 (F)	143	148
8.000%, 7–15–25 (F)	230	260
5.000%, 8–15–26 (F)	220	220
5.750%, 3–1–27 (F)	973	1,002

		5,081

Personal Products – 0.0%
Revlon Consumer Products Corp.,
5.750%, 2–15–21	161	141
Revlon Escrow Corp.,
6.250%, 8–1–24	104	80

		221

Total Consumer Staples – 1.4%		8,268
Energy

Coal & Consumable Fuels – 0.1%
CONSOL Energy, Inc.:
5.875%, 4–15–22	420	424
8.000%, 4–1–23	220	234

		658

Integrated Oil & Gas – 0.0%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.),
5.999%, 1–27–28 (F)	233	233

Oil & Gas Drilling – 0.4%
KCA Deutag UK Finance plc:
7.250%, 5–15–21 (F)	1,000	957
9.875%, 4–1–22 (F)	418	434
Noble Holding International Ltd.,
7.750%, 1–15–24	166	147
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (F)(K)	1,400	574
Rowan Cos., Inc. (GTD by Rowan plc),
7.375%, 6–15–25	97	95

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Drilling (Continued)
Trinidad Drilling Ltd.,
6.625%, 2–15–25 (F)	$9	$9

		2,216

Oil & Gas Equipment & Services – 0.1%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7–15–25 (F)	313	339
Calfrac Holdings L.P. (GTD by Calfrac Well Services Ltd.),
7.500%, 12–1–20 (F)	216	207
SESI LLC:
7.125%, 12–15–21	191	195
7.750%, 9–15–24 (F)	83	86

		827

Oil & Gas Exploration & Production – 1.6%
Bellatrix Exploration Ltd.,
8.500%, 5–15–20 (F)	525	488
California Resources Corp.,
8.000%, 12–15–22 (F)	118	77
Carrizo Oil & Gas, Inc.,
7.500%, 9–15–20	222	227
Continental Resources, Inc. (GTD by Banner Pipeline Co. LLC and CLR Asset Holdings LLC),
5.000%, 9–15–22	538	547
Crownrock L.P.,
7.750%, 2–15–23 (F)	250	267
Delek & Avner Tamar Bond Ltd.,
5.082%, 12–30–23 (F)	150	154
Diamondback Energy, Inc.,
4.750%, 11–1–24	240	245
EnCana Corp.,
6.500%, 8–15–34	162	190
Endeavor Energy Resources L.P.:
7.000%, 8–15–21 (F)	1,594	1,650
8.125%, 9–15–23 (F)	500	537
Gulfport Energy Corp.,
6.000%, 10–15–24	200	201
Laredo Petroleum, Inc.:
7.375%, 5–1–22	1,004	1,039
6.250%, 3–15–23	142	146
Murphy Oil USA, Inc. (GTD by Murphy USA),
5.625%, 5–1–27	61	66
Newfield Exploration Co.,
5.625%, 7–1–24	350	375
PDC Energy, Inc.,
6.125%, 9–15–24	48	50
Seven Generations Energy Ltd.:
8.250%, 5–15–20 (F)	447	467
6.750%, 5–1–23 (F)	1,016	1,071
5.375%, 9–30–25 (F)	419	422
Ultra Resources, Inc.:
6.875%, 4–15–22 (F)	340	347
7.125%, 4–15–25 (F)	100	101
Whiting Petroleum Corp.,
5.750%, 3–15–21	235	231

		8,898

2017	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Oil & Gas Refining & Marketing – 0.1%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.),
6.125%, 10–1–24		$671	$701

Oil & Gas Storage & Transportation – 0.0%
Crestwood Midstream Partners L.P. and Crestwood Midstream Finance Corp.,
6.250%, 4–1–23		93	96

Total Energy – 2.3%			13,629
Financials

Consumer Finance – 0.2%
Cielo S.A. and Cielo USA, Inc.,
3.750%, 11–16–22		200	197
CURO Financial Technologies Corp.,
12.000%, 3–1–22 (F)		195	210
Quicken Loans, Inc.,
5.750%, 5–1–25 (F)		900	945

			1,352

Diversified Banks – 0.3%
Banco de Credito e Inversiones S.A.,
4.000%, 2–11–23 (F)		200	212
Banco Santander Chile S.A.,
3.875%, 9–20–22		150	158
BBVA Bancomer S.A.,
6.500%, 3–10–21 (F)		250	276
China Construction Bank Corp.,
3.875%, 5–13–25		200	204
Corporacion Financiera de Desarrollo S.A.,
5.250%, 7–15–29		200	211
Malayan Banking Berhad,
3.905%, 10–29–26		200	206
Turkiye Is Bankasi A.S.,
5.500%, 4–21–22		200	203

			1,470

Insurance Brokers – 0.2%
NFP Corp.,
6.875%, 7–15–25 (F)		1,233	1,252

Investment Banking & Brokerage – 0.0%
E*TRADE Financial Corp.,
5.875%, 12–29–49		75	80
VHF Parent LLC,
6.750%, 6–15–22 (F)		142	148

			228

Life & Health Insurance – 0.4%
Aegon N.V.,
4.000%, 4–25–44 (I)	EUR	100	129
AG Insurance S.A.,
3.500%, 6–30–47 (I)		200	253
Credit Agricole Assurances S.A.,
4.750%, 9–27–48 (I)		100	135
Legal & General Group plc,
5.500%, 6–27–64 (I)	GBP	100	145

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Life & Health Insurance (Continued)
MetLife, Inc.,
10.750%, 8–1–39		$452	$756
Pension Insurance Corp. plc,
8.000%, 11–23–26 (I)	GBP	175	287
Prudential plc,
5.700%, 12–19–63 (I)		100	152
RL Finance Bonds No. 2 plc,
6.125%, 11–30–43 (I)		100	150

			2,007

Multi-Line Insurance – 0.1%
Aviva plc,
6.875%, 5–20–58 (I)		70	124
Axa S.A.,
5.625%, 1–16–54 (I)		100	154
Humanis Prevoyance,
5.750%, 10–22–25 (I)	EUR	300	382

			660

Multi-Sector Holdings – 0.0%
Scottish Widows Ltd.,
5.500%, 6–16–23 (I)	GBP	100	149

Other Diversified Financial Services – 0.6%
AAF Holdings LLC and AAF Finance Co. (12.000% Cash or 12.750% PIK),
12.000%, 7–1–19 (F)(J)		$110	115
Balboa Merger Sub, Inc.,
11.375%, 12–1–21 (F)		1,012	1,107
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5–1–19 (F)(J)		2,198	2,154

			3,376

Property & Casualty Insurance – 0.4%
Allianz SE,
3.099%, 7–6–47 (I)	EUR	100	127
Esure Group plc,
6.750%, 12–19–24 (I)	GBP	650	1,011
Hub International Ltd.,
7.875%, 10–1–21 (F)		$322	335
Liberty Mutual Holding Co., Inc.,
7.800%, 3–15–37 (F)		181	229
Novae Group plc (3-Month U.S. LIBOR plus 405 bps),
5.232%, 6–30–34 (D)(G)		400	385
USIS Merger Sub, Inc.,
6.875%, 5–1–25 (F)		170	173

			2,260

Specialized Finance – 0.9%
Arrow Global Finance plc,
5.125%, 9–15–24 (F)(I)	GBP	127	176
China Shenua Overseas Capital Co. Ltd. (GTD by Shenhua Hong Kong Ltd.),
3.875%, 1–20–25		$200	206

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Specialized Finance (Continued)
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
5.875%, 6–15–21 (F)		$58	$61
5.450%, 6–15–23 (F)		37	40
7.125%, 6–15–24 (F)		58	64
6.020%, 6–15–26 (F)		73	81
Flexi-Van Leasing, Inc.,
7.875%, 8–15–18 (F)		480	480
Gaz Capital S.A.,
6.510%, 3–7–22		200	222
King Power Capital Ltd.,
5.625%, 11–3–24		225	253
Mercury BondCo plc (8.250% Cash or 9.000% PIK),
8.250%, 5–30–21 (I)(J)	EUR	182	226
Preferred Term Securities XXIV Ltd., Series A-2 (3-Month U.S. LIBOR plus 38 bps),
1.700%, 3–22–37 (F)(G)		$1,329	904
Preferred Term Securities XXV Ltd., Series A-2 (3-Month U.S. LIBOR plus 35 bps),
1.670%, 6–22–37 (F)(G)		213	145
TMX Finance LLC and TitleMax Finance Corp.,
8.500%, 9–15–18 (F)		2,150	1,989

			4,847

Thrifts & Mortgage Finance – 0.1%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (F)		510	536

Total Financials – 3.2%			18,137
Health Care

Health Care Facilities – 0.8%
DaVita HealthCare Partners, Inc.,
5.125%, 7–15–24		97	96
Greatbatch Ltd.,
9.125%, 11–1–23 (F)		783	854
HCA, Inc. (GTD by HCA Holdings, Inc.),
5.250%, 6–15–26		98	106
MPH Acquisition Holdings LLC,
7.125%, 6–1–24 (F)		371	399
Surgery Center Holdings, Inc.,
8.875%, 4–15–21 (F)		681	715
Tenet Healthcare Corp.:
6.750%, 2–1–20		1,110	1,143
7.500%, 1–1–22 (F)		55	58
8.125%, 4–1–22		1,000	1,018

			4,389

Health Care Supplies – 0.2%
HomeVi SAS (3-Month EURIBOR plus 425 bps),
4.250%, 11–15–21 (F)(G)(I)	EUR	100	118
Kinetic Concepts, Inc. and KCI USA, Inc.,
12.500%, 11–1–21 (F)		$108	120

16	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Health Care Supplies (Continued)
Universal Hospital Services, Inc.,
7.625%, 8–15–20		$1,101	$1,115

			1,353

Life Sciences Tools & Services – 0.2%
Avantor, Inc.:
4.750%, 10–1–24 (F)(I)	EUR	200	241
6.000%, 10–1–24 (F)		$314	321
9.000%, 10–1–25 (F)		732	749

			1,311

Pharmaceuticals – 0.6%
Concordia Healthcare Corp.:
9.500%, 10–21–22 (F)		1,807	316
7.000%, 4–15–23 (F)		94	16
IMS Health, Inc.,
5.000%, 10–15–26 (F)		200	212
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8–1–23 (F)		322	337
Valeant Pharmaceuticals International, Inc.:
7.000%, 10–1–20		307	309
5.500%, 3–1–23 (F)		20	17
VPII Escrow Corp.,
7.500%, 7–15–21 (F)		571	570
VRX Escrow Corp.:
5.375%, 3–15–20 (F)		459	459
5.875%, 5–15–23 (F)		326	288
6.125%, 4–15–25 (F)		612	537

			3,061

Total Health Care – 1.8%			10,114
Industrials

Aerospace & Defense – 0.5%
KLX, Inc.,
5.875%, 12–1–22 (F)		552	578
TransDigm, Inc.,
6.500%, 5–15–25		200	206
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22		897	931
6.500%, 7–15–24		1,047	1,081
6.375%, 6–15–26		202	207

			3,003

Air Freight & Logistics – 0.1%
XPO Logistics, Inc.:
6.500%, 6–15–22 (F)		254	267
6.125%, 9–1–23 (F)		72	75

			342

Building Products – 0.3%
Alcoa Nederland Holding B.V.:
6.750%, 9–30–24 (F)		200	221
7.000%, 9–30–26 (F)		200	227
Masco Corp.,
4.375%, 4–1–26		110	117

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Building Products (Continued)
Ply Gem Industries, Inc.,
6.500%, 2–1–22		$500	$521
Standard Industries, Inc.,
5.500%, 2–15–23 (F)		500	529
Summit Materials LLC and Summit Materials Finance Corp.:
8.500%, 4–15–22		122	137
6.125%, 7–15–23		147	155
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 6–15–24		81	86

			1,993

Construction & Engineering – 0.2%
AECOM,
5.125%, 3–15–27		840	869

Diversified Support Services – 0.1%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (F)		665	609
Ritchie Bros. Auctioneers, Inc.,
5.375%, 1–15–25 (F)		162	171
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9–15–26		133	144

			924

Environmental & Facilities Services – 0.1%
GFL Environmental, Inc.:
9.875%, 2–1–21 (F)		260	277
5.625%, 5–1–22 (F)		142	148

			425

Industrial Conglomerates – 0.0%
TriMas Corp.,
4.875%, 10–15–25 (F)		42	42

Research & Consulting Services – 0.0%
Eagle Holding Co. II LLC (7.625% Cash or 8.375% PIK),
7.625%, 5–15–22 (F)(J)		80	83

Security & Alarm Services – 0.3%
Prime Security Services Borrower LLC,
9.250%, 5–15–23 (F)		1,603	1,769

Total Industrials – 1.6%			9,450
Information Technology

Application Software – 0.7%
Infor (U.S.), Inc.,
5.750%, 5–15–22 (I)	EUR	100	123
JDA Escrow LLC and JDA Bond Finance, Inc.,
7.375%, 10–15–24 (F)		$240	246
Kronos Acquisition Holdings, Inc.,
9.000%, 8–15–23 (F)		2,403	2,343
Orbcomm, Inc.,
8.000%, 4–1–24 (F)		494	530

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Application Software (Continued)
Riverbed Technolgy, Inc. and Project Homestake Merger Corp.,
8.875%, 3–1–23 (F)	$889	$847
Solera LLC and Solera Finance, Inc.,
10.500%, 3–1–24 (F)	167	190

		4,279

Communications Equipment – 0.2%
West Corp.,
5.375%, 7–15–22 (F)	788	796

Data Processing & Outsourced Services – 0.7%
Alliance Data Systems Corp.:
6.375%, 4–1–20 (F)	130	132
5.875%, 11–1–21 (F)	190	197
5.375%, 8–1–22 (F)	1,107	1,140
Italics Merger Sub, Inc.,
7.125%, 7–15–23 (F)	2,145	2,156
j2 Cloud Services LLC and j2 Global, Inc.,
6.000%, 7–15–25 (F)	206	216

		3,841

Electronic Components – 0.0%
TTM Technologies, Inc.,
5.625%, 10–1–25 (F)	210	213

IT Consulting & Other Services – 0.3%
Cardtronics, Inc. and Cardtronics USA, Inc.,
5.500%, 5–1–25 (F)	121	124
NCR Escrow Corp.:
5.875%, 12–15–21	815	842
6.375%, 12–15–23	739	788

		1,754

Semiconductors – 0.1%
Micron Technology, Inc.:
7.500%, 9–15–23	230	255
5.500%, 2–1–25	85	91

		346

Technology Hardware, Storage & Peripherals – 0.2%
Western Digital Corp.:
7.375%, 4–1–23 (F)	370	405
10.500%, 4–1–24	526	618

		1,023

Total Information Technology – 2.2%		12,252
Materials

Aluminum – 0.7%
Constellium N.V.:
8.000%, 1–15–23 (F)	1,300	1,375
5.750%, 5–15–24 (F)	1,000	1,000
6.625%, 3–1–25 (F)	816	835
Kaiser Aluminum Corp.,
5.875%, 5–15–24	127	136

2017	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aluminum (Continued)
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (F)	$335	$349
5.875%, 9–30–26 (F)	118	120

		3,815

Commodity Chemicals – 0.1%
NOVA Chemicals Corp.:
4.875%, 6–1–24 (F)	508	514
5.250%, 6–1–27 (F)	203	205

		719

Construction Materials – 0.2%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (F)	1,120	1,114

Diversified Chemicals – 0.3%
PSPC Escrow Corp.,
6.500%, 2–1–22 (F)	280	290
PSPC Escrow II Corp.,
10.375%, 5–1–21 (F)	1,275	1,390

		1,680

Diversified Metals & Mining – 0.0%
FMG Resources August 2006 Partners Ltd.,
5.125%, 5–15–24 (F)	46	46

Fertilizers & Agricultural Chemicals – 0.1%
CF Industries, Inc.,
3.450%, 6–1–23	82	81
Pinnacle Operating Corp.,
9.000%, 5–15–23 (F)	336	318

		399

Metal & Glass Containers – 0.4%
ARD Finance S.A.,
7.125%, 9–15–23	200	214
BakerCorp International, Inc.,
8.250%, 6–1–19	1,030	958
HudBay Minerals, Inc.:
7.250%, 1–15–23 (F)	65	69
7.625%, 1–15–25 (F)	98	106
Signode Industrial Group,
6.375%, 5–1–22 (F)	625	648

		1,995

Paper Packaging – 0.1%
Flex Acquisition Co., Inc.,
6.875%, 1–15–25 (F)	126	131
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7–15–23 (F)	704	735

		866

Specialty Chemicals – 0.1%
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4–15–25 (F)	200	214

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Specialty Chemicals (Continued)
Valvoline Finco Two LLC,
5.500%, 7–15–24 (F)		$350	$374

			588

Steel – 0.0%
U.S. Steel Corp.,
8.375%, 7–1–21 (F)		46	51

Total Materials – 2.0%			11,273
Real Estate

Diversified REITs – 0.2%
Country Garden Holdings Co. Ltd.,
4.750%, 9–28–23		200	203
Fibra Uno Administracion S.A. de C.V.,
5.250%, 1–30–26 (F)		200	212

			415

Health Care REITs – 0.0%
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.),
5.250%, 8–1–26		48	50

Office REITs – 0.1%
iStar Financial, Inc., Convertible:
5.000%, 7–1–19		329	333
6.500%, 7–1–21		375	392

			725

Real Estate Development – 0.1%
Hub Holdings LLC and Hub Holdings Finance, Inc. (8.125% Cash or 8.875% PIK),
8.125%, 7–15–19 (F)(J)		490	491
Keystone Financing plc,
9.500%, 10–15–19 (I)	GBP	38	53

			544

Retail REITs – 0.0%
Link Finance (Cayman) 2009 Ltd.,
2.875%, 7–21–26		$200	195

Total Real Estate – 0.4%			1,929
Telecommunication Services

Alternative Carriers – 0.6%
CommScope Technologies LLC (GTD by CommScope, Inc.),
5.000%, 3–15–27 (F)		570	571
Consolidated Communications Finance II Co.,
6.500%, 10–1–22		807	776
GTT Escrow Corp.,
7.875%, 12–31–24 (F)		893	949
Level 3 Communications, Inc.,
5.750%, 12–1–22		500	516
Level 3 Escrow II, Inc.,
5.375%, 8–15–22		491	506

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Alternative Carriers (Continued)
Zayo Group LLC and Zayo Capital, Inc.:
6.000%, 4–1–23		$63	$66
5.750%, 1–15–27 (F)		145	154

			3,538

Integrated Telecommunication Services – 1.3%
Frontier Communications Corp.:
9.250%, 7–1–21		172	151
6.250%, 9–15–21		600	494
10.500%, 9–15–22		2,225	1,941
6.875%, 1–15–25		325	243
11.000%, 9–15–25		873	742
GCI, Inc.,
6.875%, 4–15–25		840	903
Sprint Corp.:
7.250%, 9–15–21		1,648	1,831
7.875%, 9–15–23		602	698
7.125%, 6–15–24		500	563
Unitymedia GmbH,
3.750%, 1–15–27 (I)	EUR	200	238

			7,804

Wireless Telecommunication Service – 0.5%
Bharti Airtel Ltd.,
4.375%, 6–10–25		$200	202
Sable International Finance Ltd.,
6.875%, 8–1–22 (F)		1,010	1,086
Sprint Nextel Corp.:
9.000%, 11–15–18 (F)		49	53
7.000%, 8–15–20		227	248
11.500%, 11–15–21		108	137
T-Mobile USA, Inc.:
6.000%, 4–15–24		404	429
6.500%, 1–15–26		468	516

			2,671

Total Telecommunication Services – 2.4%			14,013
Utilities

Electric Utilities – 0.0%
Israel Electric Corp. Ltd.,
6.875%, 6–21–23 (F)		200	235

Independent Power Producers & Energy Traders – 0.1%
Pattern Energy Group, Inc., Convertible,
4.000%, 7–15–20		462	480

Renewable Electricity – 0.2%
Abengoa Yield plc,
7.000%, 11–15–19 (F)		1,020	1,089

Total Utilities – 0.3%			1,804

TOTAL CORPORATE DEBT SECURITIES – 27.0%			$154,465
(Cost: $150,928)

18	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MORTGAGE-BACKED SECURITIES	Principal		Value
Other Mortgage-Backed Securities – 1.4%
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class C (Mortgage spread to 3-year U.S.Treasury index),
5.020%, 9–15–23 (E)(F)(G)		$300	$300
Madison Park Funding Ltd., Series 2012-10A, Class ER (3-Month U.S. LIBOR plus 762 bps),
8.927%, 1–20–29 (F)(G)		825	837
Marlette Funding Trust, Series 2017-2A, Class C,
4.580%, 7–15–24 (F)		750	753
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014-14A, Class D (3-Month U.S. LIBOR plus 395 bps),
5.259%, 11–12–25 (F)(G)		1,200	1,202
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014A, Class E (3-Month U.S. LIBOR plus 535 bps),
6.659%, 11–12–25 (F)(G)		300	290
PNMAC GMSR Issuer Trust, Series 2017-GT1 (1-Month U.S. LIBOR plus 475 bps),
5.987%, 2–25–50 (F)(G)		1,500	1,524
U.S. Capital Funding V Ltd. and U.S. Capital Funding V Corp., Ser 2006, Class A-2 (3-Month U.S. LIBOR plus 38 bps),
1.535%, 10–10–40 (F)(G)		500	303
Waldorf Astoria Boca Raton Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BOCA, Class F (1-Month U.S. LIBOR plus 550 bps),
6.727%, 6–15–29 (F)(G)		2,500	2,505

			7,714

TOTAL MORTGAGE-BACKED SECURITIES – 1.4%			$7,714
(Cost: $7,644)

OTHER GOVERNMENT SECURITIES (L)
Columbia – 0.0%
Republic of Colombia,
4.375%, 7–12–21		200	213

Luxembourg – 0.1%
Amigo Luxembourg S.A.,
7.625%, 1–15–24 (F)(I)	GBP	350	488

Norway – 0.0%
Kommunal Landspensjonskasse,
4.250%, 6–10–45 (I)	EUR	126	164

TOTAL OTHER GOVERNMENT SECURITIES – 0.1%			$865
(Cost: $830)

LOANS (G)	Principal		Value
Consumer Discretionary

Advertising – 0.1%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
7.735%, 7–25–22		$400	$358

Apparel Retail – 0.2%
Talbots, Inc. (The) (ICE LIBOR plus 450 bps),
5.735%, 3–19–20		672	645
Talbots, Inc. (The) (ICE LIBOR plus 850 bps),
9.735%, 3–19–21 (E)		275	267
True Religion Apparel, Inc. (ICE LIBOR plus 487.5 bps):
6.101%, 7–30–19 (M)		1	—	*
6.171%, 7–30–19 (M)		469	120

			1,032

Automotive Retail – 0.2%
Apro LLC (ICE LIBOR plus 400 bps),
5.240%, 8–8–24		256	258
Caliber Collision Centers, Inc. (ICE LIBOR plus 300 bps),
4.235%, 2–1–24		282	284
Euro Garages (GBP ICE LIBOR plus 500 bps),
5.286%, 1–31–23 (I)	GBP	480	647

			1,189

Cable & Satellite – 0.1%
CSC Holdings LLC (ICE LIBOR plus 225 bps),
3.484%, 7–15–25		$284	282
Eircom Finco S.a.r.l. (3-Month EURIBOR plus 325 bps),
3.250%, 4–18–24 (I)	EUR	250	296

			578

Casinos & Gaming – 0.3%
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 635 bps),
7.585%, 11–9–18		$1,400	1,410
Everi Payments, Inc. (ICE LIBOR plus 450 bps),
5.735%, 5–9–24		274	277
Gateway Casinos & Entertainment Ltd. (ICE LIBOR plus 375 bps),
5.083%, 2–22–23		134	134

			1,821

Department Stores – 0.2%
Belk, Inc. (ICE LIBOR plus 475 bps),
6.054%, 12–10–22		1,682	1,407
J.C. Penney Co., Inc. (ICE LIBOR plus 425 bps),
5.568%, 6–23–23		233	226

			1,633

Education Services – 0.5%
Laureate Education, Inc. (ICE LIBOR plus 450 bps),
5.735%, 4–26–24		2,817	2,827

LOANS (G) (Continued)	Principal		Value
General Merchandise Stores – 0.4%
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 375 bps),
4.982%, 2–3–24		$1,359	$1,301
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 750 bps),
8.732%, 1–26–25		1,069	1,019

			2,320

Home Furnishings – 0.2%
Serta Simmons Bedding LLC (ICE LIBOR plus 800 bps),
9.312%, 11–8–24		1,010	969

Hotels, Resorts & Cruise Lines – 0.8%
Belmond Interfin Ltd. (3-Month EURIBOR plus 300 bps),
2.597%, 7–3–24 (I)	EUR	499	593
Bre Diamond Mezz 1 LLC and Bre Diamond Lessee Mezz 1 LLC (1-Month U.S. LIBOR plus 600 bps),
7.735%, 12–8–17		$1,883	1,891
Hotel del Coronado (1-Month U.S. LIBOR plus 500 bps),
6.235%, 8–9–19		150	150
Hudson Delano Senior Mezz LLC (1-Month U.S. LIBOR plus 650 bps),
7.735%, 2–9–20		1,700	1,725
Travel Leaders Group LLC (ICE LIBOR plus 450 bps),
5.814%, 1–25–24		439	445

			4,804

Housewares & Specialties – 0.2%
KIK Custom Products, Inc. (ICE LIBOR plus 450 bps),
5.737%, 8–26–22		697	703
KIK Custom Products, Inc. (ICE LIBOR plus 475 bps),
5.546%, 11–19–21		494	494

			1,197

Movies & Entertainment – 0.1%
DHX Media Ltd. (ICE LIBOR plus 375 bps),
4.985%, 12–22–23 (E)		249	248

Restaurants – 0.1%
NPC International, Inc. (ICE LIBOR plus 350 bps),
4.738%, 4–20–24		141	142
NPC International, Inc. (ICE LIBOR plus 750 bps),
8.738%, 4–18–25		572	579

			721

Specialized Consumer Services – 0.3%
Asurion LLC (ICE LIBOR plus 300 bps),
4.235%, 11–3–23		5	5
Asurion LLC (ICE LIBOR plus 600 bps),
7.235%, 8–4–25		456	466

2017	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (G) (Continued)	Principal			Value
Specialized Consumer Services (Continued)
Eagle Bidco Ltd. (ICE LIBOR plus 475 bps),
5.004%, 5–6–22 (I)	GBP	500		$672
Mister Car Wash Holdings, Inc. (ICE LIBOR plus 425 bps),
5.026%, 8–21–21		$475		477

				1,620

Specialty Stores – 0.1%
Academy Sports + Outdoors (ICE LIBOR plus 400 bps):
5.235%, 7–2–22		18		12
5.314%, 7–2–22		6		4
5.318%, 7–2–22		12		8
Academy Sports + Outdoors (ICE LIBOR plus 500 bps),
5.232%, 7–2–22		2		1
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps),
6.391%, 10–21–23		581		554
PETCO Animal Supplies, Inc. (ICE LIBOR plus 325 bps),
4.311%, 1–26–23		252		207

				786

Total Consumer Discretionary – 3.8%				22,103
Consumer Staples

Food Distributors – 0.1%
Chefs’ Warehouse, Inc. (The) (ICE LIBOR plus 575 bps),
5.990%, 6–22–22		378		382
Dole Food Co., Inc. (ICE LIBOR plus 300 bps):
4.008%, 4–6–24		90		90
4.014%, 4–6–24		90		90
4.022%, 4–6–24		90		90
4.083%, 4–6–24		13		14
6.000%, 4–6–24		—	*	—	*

				666

Household Products – 0.0%
Wellness Merger Sub, Inc. (ICE LIBOR plus 475 bps),
6.083%, 6–29–24 (E)		259		261

Packaged Foods & Meats – 0.1%
Post Holdings, Inc. (ICE LIBOR plus 225 bps),
3.490%, 5–24–24		274		275
Shearer’s Foods LLC (ICE LIBOR plus 675 bps),
8.083%, 6–30–22 (E)		500		473

				748

Personal Products – 0.1%
Douglas Holding AG,
0.000%, 8–13–22 (I)(N)	EUR	500		592

Soft Drinks – 0.1%
Refresco Group N.V.,
0.000%, 9–27–24 (I)(N)		300		358

LOANS (G) (Continued)	Principal		Value
Tobacco – 0.1%
Prestige Brands, Inc. (ICE LIBOR plus 275 bps),
3.985%, 1–26–24		$255	$256

Total Consumer Staples – 0.5%			2,881
Energy

Coal & Consumable Fuels – 0.3%
Foresight Energy LLC (ICE LIBOR plus 725 bps),
7.083%, 3–28–22		1,293	1,206
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
7.833%, 12–16–20 (E)		990	643

			1,849

Oil & Gas Drilling – 0.1%
KCA Deutag Alpha Ltd. (ICE LIBOR plus 525 bps),
7.065%, 5–16–20		365	352

Oil & Gas Equipment & Services – 0.2%
Brand Energy & Infrastructure Services, Inc. (ICE LIBOR plus 425 bps):
5.514%, 6–21–24		343	345
5.564%, 6–21–24		65	66
5.583%, 6–21–24		1	1
USS Ultimate Holdings, Inc.,
0.000%, 8–25–25 (N)		672	675

			1,087

Oil & Gas Exploration & Production – 0.2%
Chesapeake Energy Corp. (ICE LIBOR plus 750 bps),
8.814%, 8–23–21		1,153	1,241

Oil & Gas Storage & Transportation – 0.2%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps),
11.985%, 2–16–21		249	231
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps),
6.985%, 8–12–20		962	927

			1,158

Total Energy – 1.0%			5,687
Financials

Asset Management & Custody Banks – 0.1%
CRCI Holdings, Inc. (ICE LIBOR plus 550 bps),
6.833%, 8–31–23		246	247
Jade Germany GmbH (3-Month EURIBOR plus 475 bps),
5.750%, 5–31–23 (I)	EUR	499	594

			841

Insurance Brokers – 0.1%
NFP Corp. (ICE LIBOR plus 350 bps),
4.735%, 1–8–24		$266	267

LOANS (G) (Continued)	Principal		Value
Investment Banking & Brokerage – 0.2%
Jane Street Group LLC (ICE LIBOR plus 450 bps),
5.735%, 8–25–22		$831	$838

Other Diversified Financial Services – 0.2%
Brightwood Capital Advisors LLC (1-Month U.S. LIBOR plus 495 bps),
6.180%, 4–29–23		470	488
Institutional Shareholder Services, Inc. (ICE LIBOR plus 450 bps),
5.735%, 4–30–21 (E)		735	733

			1,221

Property & Casualty Insurance – 0.0%
Alliant Holdings Intermediate LLC (ICE LIBOR plus 325 bps),
4.564%, 8–14–22		30	30

Specialized Finance – 0.5%
AqGen Island Intermediate Holdings, Inc. (ICE LIBOR plus 400 bps),
5.333%, 12–3–22		219	221
Bre RC Mezz 1 LLC and Bre RC Exeter Mezz 1 LLC (1-Month U.S. LIBOR plus 700 bps),
7.985%, 5–24–18		786	790
Edelman Financial Center LLC (ICE LIBOR plus 550 bps),
6.805%, 12–16–22		216	216
Fugue Finance B.V. (3-Month EURIBOR plus 325 bps),
3.250%, 6–26–24 (I)	EUR	500	592
LSF10 XL Bidco SCA,
0.000%, 3–13–24 (I)(N)		300	355
MA FinanceCo. LLC (ICE LIBOR plus 275 bps),
3.987%, 6–21–24		$49	49
Orchestra Borrower LLC and Orchestra Co-Issuer, Inc. (3-Month ICE LIBOR plus 375 bps),
5.061%, 12–30–21		139	140
Vertiv Intermediate Holding Corp. (ICE LIBOR plus 400 bps),
5.239%, 11–30–23		508	512
Ziggo Secured Finance B.V. (ICE LIBOR plus 250 bps),
3.734%, 4–27–25		285	285

			3,160

Total Financials – 1.1%			6,357
Health Care

Biotechnology – 0.2%
Avantor Performance Materials Holdings, Inc. (ICE LIBOR plus 400 bps),
5.240%, 3–9–24		284	284
Laboratoire BIOLAM LCD (3-Month EURIBOR plus 350 bps),
3.500%, 6–14–24 (I)	EUR	500	594

			878

20	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (G) (Continued)	Principal			Value
Health Care Equipment – 0.1%
Patterson Medical Holdings, Inc. (ICE LIBOR plus 475 bps):
6.083%, 8–28–22		$—	*	$—	*
6.254%, 8–28–22		250		242
Sebia S.A.,
0.000%, 9–25–24 (I)(N)	EUR	300		355

				597

Health Care Facilities – 0.1%
ATI Holdings Acquisition, Inc. (ICE LIBOR plus 350 bps),
4.801%, 5–10–23 (E)		$249		252
Covenant Surgical Partners, Inc.,
0.000%, 9–29–24 (N)		250		249
Select Medical Corp. (ICE LIBOR plus 350 bps):
4.810%, 3–6–24		279		281
6.750%, 3–6–24		—	*	—	*
Team Health Holdings, Inc. (ICE LIBOR plus 275 bps),
3.985%, 2–6–24		191		187

				969

Health Care Services – 0.4%
ExamWorks Group, Inc. (ICE LIBOR plus 325 bps),
4.485%, 7–27–23		248		249
SavaSeniorCare LLC (1-Month U.S. LIBOR plus 730 bps),
8.535%, 10–11–18		1,500		1,498
Schumacher Group (ICE LIBOR plus 400 bps),
5.235%, 7–31–22		206		205

				1,952

Health Care Technology – 0.1%
BioClinica Holding I L.P. (ICE LIBOR plus 425 bps),
5.563%, 10–20–23		347		341
inVentiv Group Holdings, Inc. (ICE LIBOR plus 225 bps),
3.485%, 6–26–24		250		251

				592

Life Sciences Tools & Services – 0.2%
Avantor, Inc.:
0.000%, 9–22–24 (N)		821		877
West Street Merger Sub, Inc.,
0.000%, 8–11–24 (N)		190		191

				1,068

Pharmaceuticals – 0.3%
Ceva Sante Animale (3-Month EURIBOR plus 300 bps),
3.000%, 6–30–21 (I)	EUR	270		320
Endo Luxembourg Finance Co. I S.a.r.l. (ICE LIBOR plus 425 bps),
5.500%, 4–27–24		$428		432
Ethypharm (ICE LIBOR plus 475 bps),
5.085%, 7–21–23 (I)	GBP	500		675
Lantheus Medical Imaging, Inc. (ICE LIBOR plus 450 bps),
5.735%, 6–30–22		$284		285

LOANS (G) (Continued)	Principal		Value
Pharmaceuticals (Continued)
UIC Merger Sub, Inc. (ICE LIBOR plus 325 bps),
4.583%, 8–31–24		$250	$250
Valeant Pharmaceuticals International, Inc. (ICE LIBOR plus 475 bps),
5.990%, 4–1–22		208	211

			2,173

Total Health Care – 1.4%			8,229
Industrials

Aerospace & Defense – 0.1%
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps),
6.059%, 9–8–23 (E)		347	343

Building Products – 0.2%
C.H.I. Overhead Doors, Inc. (ICE LIBOR plus 375 bps),
4.583%, 7–31–22		544	542
IPS Structural Adhesives Holdings, Inc. and IPS Intermediate Holdings, Inc.,
0.000%, 12–20–23 (E)(N)		77	78
IPS Structural Adhesives Holdings, Inc. and IPS Intermediate Holdings, Inc. (ICE LIBOR plus 525 bps),
6.487%, 12–20–23 (E)		299	302

			922

Construction & Engineering – 0.0%
Pike Corp. (ICE LIBOR plus 375 bps),
4.740%, 3–10–24		214	217

Construction Machinery & Heavy Trucks – 0.0%
Clark Equipment Co. (GTD by Doosan Bobcat, Inc.) (ICE LIBOR plus 275 bps),
4.083%, 5–11–24		274	275

Diversified Support Services – 0.2%
Diamond (BC) B.V. (ICE LIBOR plus 300 bps),
4.316%, 9–6–24		250	249
USS Ultimate Holdings, Inc. (ICE LIBOR plus 375 bps),
4.984%, 8–25–24		249	252
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps),
8.985%, 8–25–25		208	209

			710

Electrical Components & Equipment – 0.1%
SLV Holding GmbH (3-Month EURIBOR plus 425 bps),
4.250%, 12–16–23 (I)	EUR	521	589

Environmental & Facilities Services – 0.0%
Casella (ICE LIBOR plus 275 bps),
6.000%, 10–17–23		$1	1

LOANS (G) (Continued)	Principal	Value
Environmental & Facilities Services (Continued)
Casella Waste Systems, Inc. (ICE LIBOR plus 275 bps),
3.984%, 10–17–23	$347	$348

		349

Highways & Railtracks – 0.1%
SH 130 Concession Co. LLC (3-Month ICE LIBOR plus 287.5 bps),
4.110%, 6–5–20	439	440

Industrial Conglomerates – 0.3%
Crosby Worldwide Ltd. (ICE LIBOR plus 300 bps),
4.315%, 11–22–20	211	195
PAE Holding Corp. (ICE LIBOR plus 550 bps),
6.735%, 10–20–22	1,268	1,273
PAE Holding Corp. (ICE LIBOR plus 950 bps),
10.735%, 10–20–23	129	129

		1,597

Industrial Machinery – 0.1%
Dynacast International LLC (ICE LIBOR plus 850 bps),
9.833%, 1–30–23 (E)	554	554
Morsco, Inc. (ICE LIBOR plus 700 bps),
8.235%, 10–31–23	99	99

		653

Research & Consulting Services – 0.1%
Information Resources, Inc. (ICE LIBOR plus 425 bps),
5.487%, 1–18–24	284	286

Security & Alarm Services – 0.1%
Garda World Security Corp. (ICE LIBOR plus 400 bps):
5.311%, 5–3–24	26	26
7.250%, 5–3–24	209	211
U.S. Security Associates Holdings, Inc. (ICE LIBOR plus 500 bps),
5.333%, 7–14–23	370	372

		609

Trading Companies & Distributors – 0.1%
Arctic Glacier USA, Inc. (ICE LIBOR plus 425 bps),
5.485%, 3–20–24 (E)	284	285
Hayward Acquisition Corp. (ICE LIBOR plus 350 bps),
4.735%, 8–4–24	250	251

		536

Total Industrials – 1.4%		7,526
Information Technology

Application Software – 0.6%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
8.324%, 9–18–25	334	344

2017	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (G) (Continued)	Principal	Value
Application Software (Continued)
Aptean Holdings, Inc. (3-Month ICE LIBOR plus 425 bps),
5.590%, 12–20–22	$369	$371
Ministry Brands LLC,
0.000%, 12–2–22 (E)(N)	43	42
Ministry Brands LLC (1-Month U.S. LIBOR plus 500 bps):
5.000%, 9–30–22	375	370
6.240%, 12–2–22 (E)	3	3
8.250%, 12–2–22 (E)	14	14
Ministry Brands LLC (ICE LIBOR plus 500 bps),
5.000%, 12–30–17	103	102
Seattle Spinco, Inc. (ICE LIBOR plus 275 bps),
3.987%, 6–21–24	329	329
Synchronoss Technologies, Inc. (ICE LIBOR plus 275 bps),
5.735%, 1–19–24	279	262
TIBCO Software, Inc. (ICE LIBOR plus 350 bps),
4.740%, 12–4–20	791	793
Viewpoint, Inc. (ICE LIBOR plus 425 bps),
5.703%, 7–21–24	250	250

		2,880

Communications Equipment – 0.0%
Ciena Corp. (ICE LIBOR plus 250 bps),
3.763%, 1–30–22	193	193

Data Processing & Outsourced Services – 0.1%
Colorado Buyer, Inc. (ICE LIBOR plus 300 bps),
8.570%, 5–1–25	160	162
Survey Sampling International (ICE LIBOR plus 500 bps):
6.272%, 12–16–20 (E)	203	199
8.250%, 12–16–20 (E)	1	—	*
TierPoint LLC (ICE LIBOR plus 375 bps),
4.985%, 5–6–24	279	281

		642

Electronic Equipment & Instruments – 0.0%
Global Tel Link Corp. (ICE LIBOR plus 775 bps),
9.083%, 11–20–20	120	119

Internet Software & Services – 0.2%
Ancestry.com LLC (ICE LIBOR plus 825 bps),
9.490%, 10–19–24	323	327
DigiCert Holdings, Inc.,
0.000%, 9–20–24 (N)	250	253
TravelCLICK, Inc. & TCH-2 Holdings LLC (ICE LIBOR plus 400 bps),
5.235%, 5–12–21	496	498
TVC Albany, Inc.,
0.000%, 8–25–24 (E)(N)	300	300

		1,378

LOANS (G) (Continued)	Principal		Value
IT Consulting & Other Services – 0.1%
CCC Information Services, Inc. (ICE LIBOR plus 675 bps),
7.985%, 3–31–25		$285	$293
Peak 10 Holding Corp. (ICE LIBOR plus 350 bps),
4.811%, 8–1–24		250	250
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps),
5.583%, 7–13–20		282	257

			800

Technology Hardware, Storage & Peripherals – 0.1%
Dell, Inc. (ICE LIBOR plus 225 bps),
3.450%, 9–7–21		481	482

Total Information Technology – 1.1%			6,494
Materials

Commodity Chemicals – 0.1%
ILPEA Parent, Inc. (ICE LIBOR plus 550 bps),
6.740%, 3–2–23 (E)		533	535
Niacet Corp. (3-Month EURIBOR plus 450 bps),
5.500%, 2–1–24 (I)	EUR	98	116

			651

Construction Materials – 0.0%
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps),
6.485%, 4–5–24		$174	171

Diversified Chemicals – 0.1%
Caldic B.V. (3-Month EURIBOR plus 325 bps),
3.250%, 7–18–24 (I)	EUR	500	594

Paper Packaging – 0.2%
FPC Holdings, Inc. (ICE LIBOR plus 800 bps),
9.333%, 5–27–20		$1,134	1,086

Specialty Chemicals – 0.2%
Ferro Corp. (ICE LIBOR plus 250 bps),
3.735%, 2–14–24		284	285
SK Spice Holdings S.a.r.l. (3-Month ICE LIBOR plus 425 bps),
5.487%, 7–11–24		355	355
Styrolution Group GmbH (ICE LIBOR plus 375 bps),
4.083%, 9–30–21 (E)		397	400

			1,040

Total Materials – 0.6%			3,542
Real Estate

Hotel & Resort REITs – 0.3%
Hospitality Investors Trust, Inc. (1-Month U.S. LIBOR plus 650 bps),
7.732%, 5–1–19		1,000	1,003

LOANS (G) (Continued)	Principal		Value
Hotel & Resort REITs (Continued)
Park Hotels & Resorts, Inc. (ICE LIBOR plus 425 bps),
4.500%, 3–3–24 (I)	GBP	600	$804

			1,807

Industrial REITs – 0.2%
Avolon Holdings Ltd. (ICE LIBOR plus 275 bps),
3.986%, 4–3–22		$299	299
Terra Millennium Corp. (ICE LIBOR plus 625 bps),
7.500%, 10–31–22 (E)		550	550

			849

Office REITs – 0.0%
iStar Financial, Inc. (ICE LIBOR plus 450 bps):
4.231%, 7–1–20 (E)		94	94
4.237%, 7–1–20 (E)		94	95

			189

Real Estate Operating Companies – 0.3%
Workspace Property Trust (1-Month U.S. LIBOR plus 675 bps),
7.985%, 10–9–18		1,500	1,510

Retail REITs – 0.2%
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps),
7.738%, 4–1–19		1,296	1,311

Total Real Estate – 1.0%			5,666
Telecommunication Services

Alternative Carriers – 0.1%
Level 3 Financing, Inc. (ICE LIBOR plus 225 bps),
3.486%, 2–22–24		280	280
Lightower Fiber Networks (ICE LIBOR plus 325 bps),
4.485%, 4–13–20		221	221

			501

Integrated Telecommunication Services – 0.2%
CenturyLink, Inc.,
0.000%, 9–30–22 (N)		278	277
Digicel International Finance Ltd. (ICE LIBOR plus 375 bps),
5.070%, 5–10–24		275	276
Hargray Communications Corp. (ICE LIBOR plus 300 bps),
4.235%, 5–16–24		284	285
Securus Technologies Holdings, Inc.,
0.000%, 6–20–24 (N)		250	252

			1,090

Total Telecommunication Services – 0.3%			1,591

22	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (G) (Continued)	Principal	Value
Utilities

Construction & Engineering – 0.0%
Pike Corp.,
0.000%, 3–10–24 (N)	$54	$54

Electric Utilities – 0.4%
Westinghouse Electric Co. LLC (ICE LIBOR plus 625 bps),
7.500%, 3–29–18 (M)	2,000	1,982

Renewable Electricity – 0.1%
SunEdison, Inc. (ICE LIBOR plus 650 bps),
8.735%, 5–10–18	482	482

Total Utilities – 0.5%		2,518

TOTAL LOANS – 12.7%		$72,594
(Cost: $72,189)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (O) – 4.7%
J.M. Smucker Co. (The):
1.390%, 10–2–17	$6,209	$6,208
1.371%, 10–6–17	5,000	4,999
Sysco Corp.,
1.350%, 10–2–17	7,931	7,930
Walgreens Boots Alliance, Inc.,
1.490%, 10–12–17	8,000	7,996

		27,133

Master Note – 1.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (P)	8,562	8,562

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – 0.3%
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006 (GTD by U.S. Bank N.A.) (BVAL plus 13 bps),
0.960%, 10–7–17 (P)	$1,800	$1,800

TOTAL SHORT-TERM SECURITIES – 6.5%		$37,495
(Cost: $37,497)

TOTAL INVESTMENT SECURITIES – 99.1%		$567,972
(Cost: $529,946)

CASH AND OTHER ASSETS, NET OF LIABILITIES (C) – 0.9%		5,058

NET ASSETS – 100.0%		$573,030

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	All or a portion of securities with an aggregate value of $1,079 and cash of $650 are held in collateralized accounts for OTC foreign forward currency contracts collateral.

(D)	Restricted securities. At September 30, 2017, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Market Value
Novae Group plc (3-Month U.S. LIBOR plus 405 bps), 5.232%, 06–30–34	8–4–17	$400	$386	$385

		Shares
Pinnacle Agriculture Enterprises LLC	3–10–17	233	$106	$147

			$492	$532

The total value of these securities represented 0.1% of net assets at September 30, 2017.

(E)	Securities whose value was determined using significant unobservable inputs.

(F)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $122,082 or 21.3% of net assets.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(H)	Zero coupon bond.

(I)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro and GBP - British Pound).

(J)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(K)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2017.

(L)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

2017	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

(M)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(O)	Rate shown is the yield to maturity at September 30, 2017.

(P)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following forward foreign currency contracts were outstanding at September 30, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	8,536	U.S. Dollar	11,028	10–5–17	Citibank N.A.	$—	$412
Japanese Yen	512,346	U.S. Dollar	4,721	10–5–17	Citibank N.A.	168	—
British Pound	4,970	U.S. Dollar	6,741	1–31–18	JPMorgan Securities LLC	56	—
Euro	6,960	U.S. Dollar	8,269	1–31–18	JPMorgan Securities LLC	—	15
Canadian Dollar	300	U.S. Dollar	238	10–5–17	Morgan Stanley International	—	2
Euro	717	U.S. Dollar	849	10–5–17	Morgan Stanley International	1	—

						$225	$429

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$280,258	$—	$—
Investment Funds	6,428	—	—
Preferred Stocks	—	—	147
Rights	—	5	—
Asset-Backed Securities	—	8,001	—
Corporate Debt Securities	—	154,465	—
Mortgage-Backed Securities	—	7,414	300
Other Government Securities	—	865	—
Loans	—	65,923	6,671
Short-Term Securities	—	37,495	—
Total	$286,686	$274,168	$7,118
Forward Foreign Currency Contracts	$—	$225	$—

Liabilities
Forward Foreign Currency Contracts	$—	$429	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Stocks	Mortgage- Backed Securities		Loans
Beginning Balance 10-1-16	$—	$—		$5,001
Net realized gain (loss)	—	—		(45)
Net change in unrealized appreciation (depreciation)	41	—	*	(376)
Purchases	106	300		4,680
Sales	—	—		(2,050)
Amortization/Accretion of premium/discount	—	—	*	9
Transfers into Level 3 during the period	—	—		1,529
Transfers out of Level 3 during the period	—	—		(2,077)

Ending Balance 9-30-17	$147	$300		$6,671

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-17	$41	$—	*	$(223)

24	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2017

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended September 30, 2017, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–17	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Preferred Stocks	$147	Market comparable approach	Adjusted EBITDA multiple	8.52x

Mortgage-Backed Securities	300	Broker quotes	Broker quotes	N/A

Loans	6,671	Third-party vendor service	Broker quotes	N/A

Significant increase (decrease) in the adjusted EBITDA multiple input could result in a higher (lower) fair value measurement.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

BVAL = Bloomberg Valuation Municipal AAA Benchmark

CLO = Collateralized Loan Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = IntercontinentalExchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REIT = Real Estate Investment Trust

Country Diversification
(as a % of net assets)
United States	53.5%
United Kingdom	9.6%
France	5.8%
Canada	3.5%
Netherlands	3.5%
Japan	2.5%
Luxembourg	2.2%
Hong Kong	1.4%
Norway	1.3%
Italy	1.1%
Australia	1.0%
Other Countries	7.2%
Other+	7.4%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	25

MANAGEMENT DISCUSSION	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

The Ivy Apollo Strategic Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC to sub-advise the total return strategy sleeve. Below, a portfolio manager of the Fund, Mark G. Beischel, CFA, discusses positioning, performance and results for the fiscal year ended September 30, 2017. Mr. Beischel has managed the Fund since inception and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2017
Ivy Apollo Strategic Income Fund
(Class A shares at net asset value)	4.38%
Ivy Apollo Strategic Income Fund
(Class A shares including sales charges)	-1.66%

Benchmark(s) and/or Lipper Category
50% Bloomberg Barclays Multiverse Index/
50% Bank of America Merrill Lynch U.S. High Yield Index	4.18%
(generally reflects the performance of the global bond market, and the performance of securities representing the high-yield sector of the bond market)
Bloomberg Barclays Multiverse Index	-0.56%
(generally reflects the performance of securities representing the global bond market)
Bank of America Merrill Lynch U.S. High Yield Index	9.06%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Lipper Multi-Sector Income Funds Universe Average	4.98%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Improving global climate

The U.S. Federal Reserve (Fed) increased interest rates twice during the fiscal year, in March and June, and followed with plans to unwind its balance sheet beginning in October 2017. The Fed intends to initially cap the drawdown at $10 billion per month, and then increase by $10 billion each quarter until it reaches $50 billion per month.

The value of the trade-weighted U.S. dollar has weakened throughout 2017 so far, but late in the fiscal year it rebounded as the markets began to anticipate more hawkish Fed monetary policy going into early 2018.

Renewed discussions from the Trump administration and Congress about U.S. tax reform supported another move higher in risk assets late in the fiscal year, with credit spreads reaching levels well below their averages.

In addition to the Fed’s actions, there were indications late in the fiscal year that the European Central Bank (ECB) would announce its own tapering in quantitative easing, with the program starting in January 2018. In our view, it’s another indication that the era of lower interest rates — including negative rates in some countries — and expanding balance sheets is starting to wind down as central banks’ policies become less accommodating.

The Bank of Japan took no action and did not provide future guidance on its monetary policy of targeting interest rates. Inflation forecasts during the fiscal year suggested that, while the bank might have overcome deflation in Japan, its 2% inflation goal still was not on the horizon.

China announced late in the fiscal year that it would implement a targeted reduction in the reserve requirement ratio for commercial banks as a method to support small businesses and to counteract the slowdown in growth in the third calendar quarter.

Seeking low volatility

The Fund finished the fiscal year with a positive return that was slightly more than the positive return of its blended benchmark index, but slightly less than the return of its peer group average.

The Fund’s outperformance relative to its benchmark was due to the Fund’s relatively shorter effective duration and its large allocation to corporate credit. The impact of the shorter effective duration was seen following the surprise victory of

26	ANNUAL REPORT	2017

Donald Trump in the U.S. presidential election in November 2016, which sent major reverberations through the fixed income markets. Trump’s pro-growth policies related to fiscal stimulus, tax reforms and financial deregulation caused global interest rates to rise significantly immediately after the election.

In addition, the market started to anticipate and “price in” that the ECB would begin tapering its balance sheet and normalizing interest rates. Credit spreads continued to tighten with renewed hope of better economic growth. The Fund benefited from those tightening credit spreads, with 83% of the portfolio in corporate credit.

The Fund’s large weighting in the U.S. dollar hurt relative performance during the fiscal year. With a 98.5% weighting in the U.S. dollar, the Fund was hurt as the dollar weakened over the course of the fiscal year versus other major currencies. A lack of exposure to the British pound and euro detracted from performance, as both currencies appreciated as markets anticipated less accommodative monetary policies from the Bank of England and ECB.

Amid this volatility, we maintained a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the portfolio to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments.

We continued to focus on maintaining what we believe to be proper diversification for the portfolio. The Fund has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe will reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Fund’s currency exposure remained overwhelmingly in the U.S. dollar. We believe there will be better opportunities to add foreign currency bonds to the portfolio going forward, especially in the emerging markets.

We continued to search for value in the corporate bond space. Some of the best returns have been from emerging market bonds, and we think this will continue to be the case. We believe there will be more opportunities to deploy liquidity due to the volatility associated with U.S. politics and the Fed’s normalization of interest rates.

Outlook

We think strength in the U.S. dollar will depend on several variable factors. Those factors may include: the Fed becoming more hawkish while other central banks are on the sidelines; the potential for major fiscal stimulus and regulatory rollbacks in the U.S.; and the reaction if growth in Europe and Japan is sufficiently disappointing to lower expectations of monetary tightening.

We believe U.S. dollar weakness may continue if the soft inflation data does not prove to be temporary. If it persists, the market is likely to question the Fed’s intentions in raising rates over the next 18 months. We also think fiscal policy provides some uncertainty for the direction of the U.S. dollar.

Investors are concerned that tax reform will be underwhelming because of the Trump administration’s inability to pass other legislative priorities so far this year. There are strong incentives for both the Republicans in Congress and the president to make it happen, which may change the process and potential for implementing a tax plan.

Risk aversion related to emerging markets has been declining steadily this year. With attitudes improving, valuations are becoming less attractive even though macro conditions remain firm. Concerns about the U.S. changing its global trade policies still have investors concerned.

We think the ECB is likely to announce its own tapering in quantitative easing and begin its program in January 2018. We think this will provide further evidence that the era of lower rates, including negative rates, and expanding balance sheets is starting to wind down.

We anticipate increasing scrutiny on the difficult Brexit negotiations between the U.K. and European Union as talks heat up through year end.

Economic data from China suggest growth momentum may have moderated. Investment still is an important driver of growth, and we believe another round of stimulus may be coming. We think monetary policy will remain accommodative as the central bank works to reduce the risk of a more severe slowdown.

The U.S. budget deficit is on the rise and we think it is likely to continue with Trump’s pro-growth proposals. Treasury supply is likely to increase and in our view would be funded largely through T-bill issuance absorbed by new money market reforms, as well as via incremental demand from investors from Japan searching for yield.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

2017	ANNUAL REPORT	27

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO or Apollo will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Strategic Income Fund.

28	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY APOLLO STRATEGIC INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	1.4%
Financials	1.3%
Consumer Staples	0.1%
Consumer Discretionary	0.0%
Bonds	92.2%
Corporate Debt Securities	57.8%
Loans	14.5%
Other Government Securities	9.7%
United States Government and Government Agency Obligations	7.7%
Asset-Backed Securities	1.2%
Mortgage-Backed Securities	1.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.4%

Quality Weightings

Investment Grade	31.2%
AAA	0.1%
AA	9.8%
A	4.7%
BBB	16.6%
Non-Investment Grade	61.0%
BB	15.3%
B	31.3%
CCC	8.8%
Below CCC	0.2%
Non-rated	5.4%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	7.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	61.7%
United States	55.5%
Canada	3.1%
Other North America	3.1%
Europe	16.4%
Luxembourg	4.1%
Other Europe	12.3%
South America	6.1%
Pacific Basin	4.7%
Bahamas/Caribbean	2.5%
Other	1.9%
Middle East	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.4%

Lipper Rankings

Category: Multi-Sector Income Funds	Rank	Percentile
1 Year	175/320	55

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	29

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N(4)	Class Y
1-year period ended 9-30-17	-1.66%	3.66%	4.59%	4.75%	4.44%
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(5)	1.81%	4.16%	5.17%	5.25%	4.91%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class N shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

30	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS	Shares	Value
Netherlands

Consumer Discretionary – 0.0%
Altice N.V., Class A (A)	11	$213

Total Netherlands – 0.0%		213
United States

Consumer Discretionary – 0.0%
Laureate Education, Inc., Class A (A)	20	287

Total United States – 0.0%		287

TOTAL COMMON STOCKS – 0.0%		$500
(Cost: $485)

INVESTMENT FUNDS
United States – 1.3%
iShares iBoxx $ High Yield Corporate Bond ETF	78	6,883

TOTAL INVESTMENT FUNDS – 1.3%		$6,883
(Cost: $6,603)

PREFERRED STOCKS
United States

Consumer Staples – 0.1%
Pinnacle Agriculture Enterprises LLC (A)(B)(C)	389	245

Total United States – 0.1%		245

TOTAL PREFERRED STOCKS – 0.1%		$245
(Cost: $177)

ASSET-BACKED SECURITIES	Principal
Cayman Islands – 0.0%
JFIN CLO Ltd. and JFIN CLO LLC, Series 2016-1A, Class E (3-Month U.S. LIBOR plus 720 bps)
8.517%, 7–27–28 (D)(E)	$125	124

United States – 1.2%
Adams Mill CLO Ltd., Series 2014-1A, Class D1 (3-Month U.S. LIBOR plus 350 bps)
4.658%, 7–15–26 (D)(E)	400	403
Anchorage Credit Funding Ltd., Series 2015-2A, Class D
7.300%, 1–25–31 (D)	400	402
Antares CLO 2017-1A Ltd. (3-Month U.S. LIBOR plus 775 bps)
8.931%, 7–20–28 (E)	1,350	1,331
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps)
4.766%, 10–25–30 (D)(E)	1,000	970

ASSET-BACKED SECURITIES (Continued)	Principal	Value
United States (Continued)
Guggenheim 1828 CLO LLC, Series 2016-1A (3-Month U.S. LIBOR plus 700 bps)
8.304%, 4–15–28 (D)(E)	$400	$401
Hildene CLO Ltd., Series 2014-2A, Class E (3-Month U.S. LIBOR plus 510 bps)
6.406%, 7–19–26 (D)(E)	125	124
Marathon CLO Ltd. and Marathon CLO LLC, Series 2015-8A, Class C (3-Month U.S. LIBOR plus 405 bps)
5.354%, 7–18–27 (D)(E)	400	401
NZCG Funding Ltd., Series 2015-2A, Class D (3-Month U.S. LIBOR plus 630 bps)
7.167%, 4–27–27 (D)(E)	530	525
OZLM Ltd., Series 2015-12A (3-Month U.S. LIBOR plus 370 bps)
5.011%, 4–30–27 (D)(E)	400	402
Seven Sticks CLO Ltd., Series 2016-1A (3-Month U.S. LIBOR plus 760 bps)
8.904%, 7–15–28 (D)(E)	400	402
Sound Point CLO Ltd., Series 2016-2A, Class D (3-Month U.S. LIBOR plus 425 bps)
5.557%, 10–20–28 (D)(E)	100	101
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class D (3-Month U.S. LIBOR plus 540 bps)
6.707%, 10–20–28 (D)(E)	250	252
Trapeza CDO LLC 2007-13A, Class A2A (3-Month U.S. LIBOR plus 33 bps)
1.641%, 11–9–42 (D)(E)	250	160
ZAIS CLO 7 Ltd., Series 2017-2A, Class E (3-Month U.S. LIBOR plus 715 bps)
0.000%, 4–15–30 (D)(E)(F)	500	488

		6,362

TOTAL ASSET-BACKED SECURITIES – 1.2%		$6,486
(Cost: $6,379)

CORPORATE DEBT SECURITIES
Argentina

Energy – 0.2%
YPF Sociedad Anonima (3-Month U.S. LIBOR plus 750 bps)
8.815%, 8–15–18 (E)	941	967

Total Argentina – 0.2%		967
Australia

Financials – 0.1%
Westpac Banking Corp.
4.625%, 6–1–18	660	673

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 0.0%
FMG Resources August 2006 Partners Ltd.
5.125%, 5–15–24 (D)	$45	$45

Total Australia – 0.1%		$718
Austria

Consumer Staples – 0.3%
ESAL GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.):
6.250%, 2–5–23 (D)	33	32
6.250%, 2–5–23	332	322
JBS Investments GmbH (GTD by Hungary Holdings Kft)
7.250%, 4–3–24	358	358
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10–28–20 (D)	600	613

		1,325

Materials – 0.4%
Bahia Sul Holdings GmbH
5.750%, 7–14–26 (D)	2,000	2,149

Total Austria – 0.7%		$3,474
Bahrain

Financials – 0.2%
HDFC Bank Ltd.
3.000%, 3–6–18	750	753

Total Bahrain – 0.2%		$753
Belgium

Financials – 0.1%
AG Insurance S.A.
3.500%, 6–30–47 (G)	EUR200	253

Total Belgium—0.1%		$253
Brazil

Consumer Staples – 0.5%
BRF - Brasil Foods S.A.
3.950%, 5–22–23 (D)	$1,000	990
Cosan Ltd.
5.950%, 9–20–24 (D)	1,725	1,766

		2,756

Financials – 0.0%
Cielo S.A. and Cielo USA, Inc.
3.750%, 11–16–22 (D)	200	198

Materials – 0.4%
Suzano Trading Ltd.
5.875%, 1–23–21 (D)	1,000	1,079

2017	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials (Continued)
Vale Overseas Ltd.:
4.625%, 9–15–20	$700	$741
6.250%, 8–10–26	125	142

		1,962

Total Brazil – 0.9%		$4,916
British Virgin Islands

Financials – 0.0%
King Power Capital Ltd.
5.625%, 11–3–24	225	253

Materials – 0.0%
Gold Fields Orogen Holding Ltd.
4.875%, 10–7–20	200	206

Total British Virgin Islands – 0.0%		459
Canada

Consumer Discretionary – 0.4%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.:
4.250%, 5–15–24 (D)	599	601
5.000%, 10–15–25 (D)	1,040	1,058
Gateway Casinos & Entertainment Ltd.
8.250%, 3–1–24 (D)	587	616

		2,275

Energy – 0.8%
Bellatrix Exploration Ltd.
8.500%, 5–15–20 (D)	675	628
EnCana Corp.
6.500%, 8–15–34	197	230
Seven Generations Energy Ltd.:
8.250%, 5–15–20 (D)	637	666
6.750%, 5–1–23 (D)	1,315	1,386
5.375%, 9–30–25 (D)	480	483
TransCanada PipeLines Ltd.
3.800%, 10–1–20	1,000	1,045
Trinidad Drilling Ltd.
6.625%, 2–15–25 (D)	10	9

		4,447

Financials – 0.3%
Bank of Montreal
1.800%, 7–31–18	500	501
Royal Bank of Canada
2.500%, 1–19–21	750	756

		1,257

Health Care – 0.6%
Concordia Healthcare Corp.:
9.500%, 10–21–22 (D)	2,169	379
7.000%, 4–15–23 (D)	135	22
VPII Escrow Corp.
7.500%, 7–15–21 (D)	768	766
VRX Escrow Corp.:
5.375%, 3–15–20 (D)	602	601
5.875%, 5–15–23 (D)	423	374
6.125%, 4–15–25 (D)	801	703

		2,845

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials – 0.1%
GFL Environmental, Inc.:
9.875%, 2–1–21 (D)	$290	$309
5.625%, 5–1–22 (D)	155	161
Ritchie Bros. Auctioneers, Inc.
5.375%, 1–15–25 (D)	171	181

		651

Information Technology – 0.6%
Kronos Acquisition Holdings, Inc.
9.000%, 8–15–23 (D)	3,124	3,046

Materials – 0.2%
HudBay Minerals, Inc.:
7.250%, 1–15–23 (D)	68	73
7.625%, 1–15–25 (D)	102	110
NOVA Chemicals Corp.:
4.875%, 6–1–24 (D)	661	669
5.250%, 6–1–27 (D)	265	268

		1,120

Total Canada – 3.0%		15,641
Cayman Islands

Energy – 0.0%
Noble Holding International Ltd.
7.750%, 1–15–24	172	152

Financials – 0.4%
Banco do Brasil S.A.
6.000%, 1–22–20 (D)	1,000	1,067
Preferred Term Securities XXIV Ltd., Series A-2 (3-Month U.S. LIBOR plus 38 bps)
1.700%, 3–22–37 (D)(E)	1,255	853
Preferred Term Securities XXV Ltd., Series A-2 (3-Month U.S. LIBOR plus 35 bps)
1.670%, 6–22–37 (D)(E)	146	99

		2,019

Industrials – 0.8%
Guanay Finance Ltd.
6.000%, 12–15–20	1,919	1,968
LATAM Finance Ltd.
6.875%, 4–11–24 (D)	2,000	2,123

		4,091

Materials – 0.2%
Fibria Overseas Finance Ltd.
5.250%, 5–12–24	800	855

Real Estate – 0.0%
Link Finance (Cayman) 2009 Ltd.
2.875%, 7–21–26	200	194

Telecommunication Services – 1.1%
CK Hutchison International (16) Ltd.
1.875%, 10–3–21 (D)	2,000	1,944
Hutchison Whampoa International (12) (II) Ltd.
2.000%, 11–8–17 (D)	500	500

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Telecommunication Services (Continued)
Sable International Finance Ltd.
6.875%, 8–1–22 (D)		$2,920	$3,139

			5,583

Total Cayman Islands – 2.5%			12,894
Chile

Financials – 0.0%
Banco Santander Chile S.A.
3.875%, 9–20–22		150	158

Materials – 0.4%
Celulosa Arauco y Constitucion S.A.
5.000%, 1–21–21		700	746
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.):
4.750%, 1–19–18 (D)		1,000	1,002
4.750%, 1–19–18		600	602

			2,350

Total Chile – 0.4%			2,508
China

Financials – 0.0%
Bank of China Ltd.
5.000%, 11–13–24		200	215
China Construction Bank Corp.
3.875%, 5–13–25		200	204

			419

Information Technology – 0.3%
Alibaba Group Holding Ltd.:
1.625%, 11–28–17		250	250
2.500%, 11–28–19		1,500	1,512

			1,762

Real Estate – 0.0%
Country Garden Holdings Co. Ltd.
4.750%, 9–28–23		200	203

Total China – 0.3%			2,384
Columbia

Financials – 0.3%
Banco de Bogota S.A.
5.375%, 2–19–23 (D)		1,300	1,378

Utilities – 0.2%
Empresas Publicas de Medellin E.S.P.
7.625%, 7–29–19 (D)		697	765

Total Columbia – 0.5%			2,143
France

Consumer Discretionary – 0.7%
Burger King France SAS
6.000%, 5–1–24 (D)(G)	EUR	300	382
Klesia Prevoyance
5.375%, 12–8–26 (G)		300	370

32	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Consumer Discretionary (Continued)
Numericable – SFR S.A.
7.375%, 5–1–26 (D)		$2,494	$2,687

			3,439

Consumer Staples – 0.5%
Danone S.A.
3.000%, 6–15–22 (D)		900	917
Pernod Ricard S.A.
4.450%, 1–15–22 (D)		1,500	1,611

			2,528

Financials – 0.5%
Axa S.A.
5.625%, 1–16–54 (G)	GBP	100	154
BNP Paribas S.A.
7.625%, 12–29–49 (D)		$1,800	1,978
Credit Agricole Assurances S.A.
4.750%, 9–27–48 (G)	EUR	100	135
Humanis Prevoyance
5.750%, 10–22–25 (G)		300	382

			2,649

Health Care – 0.0%
HomeVi SAS (3-Month EURIBOR plus 425 bps)
4.250%, 11–15–21 (D)(E)(G)		100	118

Telecommunication Services – 0.3%
Orange S.A.
1.625%, 11–3–19		$1,500	1,490

Total France – 2.0%			10,224
Germany

Consumer Discretionary – 0.1%
PrestigeBidCo GmbH
6.250%, 12–15–23 (G)	EUR	200	258

Financials – 0.0%
Allianz SE
3.099%, 7–6–47 (G)		100	127

Telecommunication Services – 0.0%
Unitymedia GmbH
3.750%, 1–15–27 (G)		200	238

Total Germany – 0.1%			623
Hong Kong

Consumer Discretionary – 0.1%
Studio City Finance Ltd.
8.500%, 12–1–20 (D)		$455	468

Financials – 0.0%
China Shenua Overseas Capital Co. Ltd. (GTD by Shenhua Hong Kong Ltd.)
3.875%, 1–20–25		200	206

Total Hong Kong – 0.1%			674

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
India

Financials – 0.1%
Indian Railway Finance Corp.
3.417%, 10–10–17		$319	$319

Industrials – 0.4%
Adani Ports and Special Economic Zone Ltd.
3.500%, 7–29–20 (D)		2,200	2,239

Materials – 0.4%
Vedanta Resources plc
6.375%, 7–30–22 (D)		1,800	1,872

Telecommunication Services – 0.1%
Bharti Airtel Ltd.
4.375%, 6–10–25		200	202

Total India – 1.0%			4,632
Indonesia

Financials – 0.2%
Bank Rakyat Indonesia
2.950%, 3–28–18		1,000	1,002

Total Indonesia – 0.2%			1,002
Israel

Energy – 0.0%
Delek & Avner Tamar Bond Ltd.
5.082%, 12–30–23 (D)		124	128

Utilities – 0.1%
Israel Electric Corp. Ltd.
6.875%, 6–21–23 (D)		200	235

Total Israel – 0.1%			363
Italy

Consumer Discretionary – 0.1%
Gamenet Group S.p.A.
6.000%, 8–15–21 (D)(G)	EUR	200	247

Consumer Staples – 0.1%
N&W Global Vending S.p.A.
7.000%, 10–15–23 (D)(G)		500	628

Financials – 0.0%
Schumann S.p.A.
7.000%, 7–31–23 (G)		100	118

Total Italy – 0.2%			993
Japan

Consumer Staples – 0.3%
Suntory Holdings Ltd.
2.550%, 9–29–19 (D)		$1,325	1,336

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials – 0.2%
Mizuho Bank Ltd.
2.450%, 4–16–19 (D)		$750	$755

Total Japan – 0.5%			2,091
Jersey

Consumer Discretionary – 0.1%
CPUK Finance Ltd.
4.250%, 8–28–22 (D)(G)	GBP	200	273

Financials – 0.1%
Mercury BondCo plc (8.250% Cash or 9.000% PIK)
8.250%, 5–30–21 (G)(H)	EUR	318	395

Total Jersey – 0.2%			668
Luxembourg

Consumer Discretionary – 2.1%
Altice Financing S.A.:
6.625%, 2–15–23 (D)		$1,213	1,286
7.500%, 5–15–26 (D)		1,672	1,839
Altice S.A.:
7.250%, 5–15–22 (D)(G)	EUR	250	314
7.750%, 5–15–22 (D)		$3,350	3,555
6.250%, 2–15–25 (D)(G)	EUR	250	321
7.625%, 2–15–25 (D)		$800	863
Intelsat Jackson Holdings S.A.:
9.500%, 9–30–22 (D)		814	963
8.000%, 2–15–24 (D)		554	595
Nielsen Co. (Luxembourg) S.a.r.l. (The):
5.500%, 10–1–21 (D)		700	719
5.000%, 2–1–25 (D)		191	199

			10,654

Consumer Staples – 0.2%
Minerva Luxembourg S.A.:
6.500%, 9–20–26 (D)		775	769
6.500%, 9–20–26		200	216

			985

Energy – 0.1%
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (D)(I)		1,600	656

Financials – 0.0%
Gaz Capital S.A.
6.510%, 3–7–22		200	222

Industrials – 0.8%
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5–1–20		1,500	1,513
JSL Europe (GTD by JSL S.A.)
7.750%, 7–26–24 (D)		2,650	2,789

			4,302

2017	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 0.1%
ARD Finance S.A.
7.125%, 9–15–23	$200	$214

Total Luxembourg – 3.3%		17,033
Macau

Consumer Discretionary – 0.5%
Wynn Macau Ltd.:
5.250%, 10–15–21 (D)	1,865	1,914
4.875%, 10–1–24 (D)	200	204
5.500%, 10–1–27 (D)	241	244

		2,362

Total Macau – 0.5%		2,362
Malaysia

Financials – 0.0%
Malayan Banking Berhad
3.905%, 10–29–26	200	205

Total Malaysia – 0.0%		205
Mexico

Consumer Discretionary – 0.3%
Grupo Televisa S.A.B. de C.V.
6.000%, 5–15–18	1,250	1,280

Consumer Staples – 0.5%
Coca-Cola FEMSA S.A.B. de C.V.
2.375%, 11–26–18	150	151
Grupo Bimbo S.A.B. de C.V.:
4.875%, 6–30–20 (D)	350	375
4.500%, 1–25–22 (D)	1,250	1,327
Kimberly-Clark de Mexico
3.800%, 4–8–24 (D)	1,000	1,007

		2,860

Energy – 0.4%
Petroleos Mexicanos
5.500%, 2–4–19	2,000	2,084

Financials – 0.7%
Banco Santander S.A.
4.125%, 11–9–22 (D)	1,750	1,834
Nacional Financiera SNC
3.375%, 11–5–20 (D)	750	777
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.250%, 9–27–23 (D)	450	468

		3,079

Materials – 0.4%
Grupo Cementos de Chihuahua S.A.B. de C.V.
5.250%, 6–23–24 (D)	2,146	2,232

Real Estate – 0.1%
Fibra Uno Administracion S.A. de C.V.
5.250%, 1–30–26 (D)	200	212

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Telecommunication Services – 0.2%
Telefonos de Mexico S.A.B de C.V. (GTD by America Movil S.A.B. de C.V.)
5.500%, 11–15–19		$1,000	$1,072

Total Mexico – 2.6%			12,819
Netherlands

Consumer Discretionary – 0.9%
Clear Channel International B.V.
8.750%, 12–15–20 (D)		156	164
Myriad International Holdings B.V.
6.000%, 7–18–20 (D)		350	378
VTR Finance B.V.
6.875%, 1–15–24 (D)		3,280	3,469
Ziggo Secured Finance B.V.
5.500%, 1–15–27 (D)		650	666

			4,677

Consumer Staples – 0.3%
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.)
7.000%, 3–15–24 (D)		1,200	1,182
Marfrig Holdings (Europe) B.V.
8.000%, 6–8–23 (D)		650	672

			1,854

Energy – 0.3%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
8.375%, 5–23–21		955	1,105
5.999%, 1–27–28 (D)		233	233

			1,338

Financials – 0.2%
Aegon N.V.
4.000%, 4–25–44 (G)	EUR	100	129
Rabobank Nederland
2.500%, 1–19–21		$750	758

			887

Industrials – 0.1%
Alcoa Nederland Holding B.V.:
6.750%, 9–30–24 (D)		200	221
7.000%, 9–30–26 (D)		200	227

			448

Materials – 0.8%
Constellium N.V.:
8.000%, 1–15–23 (D)		1,685	1,782
5.750%, 5–15–24 (D)		1,000	1,000
6.625%, 3–1–25 (D)		1,081	1,107

			3,889

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities – 0.1%
Majapahit Holding B.V.
7.750%, 1–20–20 (D)	$400	$446

Total Netherlands – 2.7%		13,539
Norway

Energy – 0.3%
Aker BP ASA
6.000%, 7–1–22 (D)	1,500	1,560

Total Norway – 0.3%		1,560
Panama

Financials – 0.3%
Banco de Credito del Peru
2.250%, 10–25–19 (D)	500	501
Banco Latinoamericano de Comercio Exterior S.A.
3.250%, 5–7–20 (D)	1,000	1,023

		1,524

Total Panama – 0.3%		1,524
Peru

Financials – 0.1%
BBVA Banco Continental S.A.
3.250%, 4–8–18 (D)	500	504
Corporacion Financiera de Desarrollo S.A.
5.250%, 7–15–29	200	211

		715

Total Peru – 0.1%		715
Qatar

Energy – 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298%, 9–30–20 (D)	861	891

Total Qatar — 0.2%		891
South Korea

Financials – 0.2%
Kookmin Bank
2.125%, 10–21–20 (D)	750	739
Woori Bank
2.625%, 7–20–21 (D)	750	745

		1,484

Telecommunication Services – 0.1%
SK Broadband Co. Ltd.
2.875%, 10–29–18	500	502

Total South Korea — 0.3%		1,986

34	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Spain

Financials – 0.4%
Banco Bilbao Vizcaya Argentaria S.A.
9.000%, 5–29–49		$2,000	$2,070

Utilities – 0.1%
Abengoa Yield plc
7.000%, 11–15–19 (D)		679	725

Total Spain — 0.5%			2,795
Turkey

Financials – 0.0%
Turkiye Is Bankasi A.S.
5.500%, 4–21–22		200	203
Turkiye Vakiflar Bankasi T.A.O.
5.500%, 10–27–21		200	204

			407

Total Turkey – 0.0%			407
United Arab Emirates

Financials – 0.2%
ICICI Bank Ltd.
4.700%, 2–21–18 (D)		750	757

Utilities – 0.1%
Abu Dhabi National Energy Co.
2.500%, 1–12–18 (D)		500	500

Total United Arab Emirates — 0.3%			1,257
United Kingdom

Consumer Discretionary – 0.1%
Stonegate Public Co. Financing plc
4.875%, 3–15–22 (G)	GBP	300	406

Consumer Staples – 0.5%
BAT International Finance plc
1.850%, 6–15–18 (D)		$750	750
Imperial Tobacco Finance plc
3.750%, 7–21–22 (D)		1,500	1,559

			2,309

Energy – 0.3%
KCA Deutag UK Finance plc:
7.250%, 5–15–21 (D)		1,000	957
9.875%, 4–1–22 (D)		440	457

			1,414

Financials – 0.9%
Arrow Global Finance plc:
5.125%, 9–15–24 (D)(G)	GBP	101	140
5.125%, 9–15–24 (G)		150	208
Aviva plc
6.875%, 5–20–58 (G)		70	124
Barclays plc
8.250%, 12–29–49		$1,300	1,373
Esure Group plc
6.750%, 12–19–24 (G)	GBP	150	233

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials (Continued)
Industrial and Commercial Bank of China Ltd.
2.250%, 12–21–18		$350	$350
Legal & General Group plc
5.500%, 6–27–64 (G)	GBP	100	145
Pension Insurance Corp. plc
8.000%, 11–23–26 (G)		196	321
Prudential plc
5.700%, 12–19–63 (G)		100	152
RL Finance Bonds No. 2 plc
6.125%, 11–30–43 (G)		100	150
Scottish Widows Ltd.
5.500%, 6–16–23 (G)		100	149
State Bank of India
3.250%, 4–18–18 (D)		$1,750	1,761

			5,106

Real Estate – 0.0%
Keystone Financing plc
9.500%, 10–15–19 (G)	GBP	81	112

Telecommunication Services – 0.4%
Liquid Telecommunications Financing plc (GTD by Liquid Telecommunications Holdings Ltd.)
8.500%, 7–13–22 (D)		$2,000	2,107

Total United Kingdom — 2.2%			11,454
United States

Consumer Discretionary – 8.1%
Acosta, Inc.
7.750%, 10–1–22 (D)		1,013	729
Allison Transmission, Inc.
5.000%, 10–1–24 (D)		178	185
Altice U.S. Finance I Corp.
5.500%, 5–15–26 (D)		660	696
Altice U.S. Finance II Corp.
7.750%, 7–15–25 (D)		853	943
Block Communications, Inc.
6.875%, 2–15–25 (D)		114	124
Bon-Ton Stores, Inc. (The)
8.000%, 6–15–21		782	281
Cablevision Systems Corp.:
7.750%, 4–15–18		125	128
5.875%, 9–15–22		505	523
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5–1–26 (D)		2,700	2,798
5.000%, 2–1–28 (D)		909	909
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC
5.375%, 4–15–27 (D)		216	227
Cinemark USA, Inc.:
5.125%, 12–15–22		153	157
4.875%, 6–1–23		1,035	1,045
Clear Channel Outdoor Holdings, Inc.
6.500%, 11–15–22		1,985	2,043

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Clear Channel Worldwide Holdings, Inc., Series A
7.625%, 3–15–20	$227	$224
Clear Channel Worldwide Holdings, Inc., Series B
7.625%, 3–15–20	1,925	1,901
Cumberland Farms, Inc.
6.750%, 5–1–25 (D)	357	379
Cumulus Media, Inc.
7.750%, 5–1–19	200	57
DISH DBS Corp.:
6.750%, 6–1–21	450	495
5.875%, 7–15–22	1,000	1,063
5.875%, 11–15–24	135	141
7.750%, 7–1–26	449	515
E.W. Scripps Co.
5.125%, 5–15–25 (D)	66	67
EMI Music Publishing Group North America Holdings
7.625%, 6–15–24 (D)	244	272
Golden Nugget, Inc.:
6.750%, 10–15–24 (D)	1,202	1,216
8.750%, 10–1–25 (D)	481	489
Gray Television, Inc.:
5.125%, 10–15–24 (D)	146	147
5.875%, 7–15–26 (D)	188	193
Group 1 Automotive, Inc.
5.000%, 6–1–22	200	207
Hanesbrands, Inc.
4.875%, 5–15–26 (D)	250	260
Hot Topic, Inc.
9.250%, 6–15–21 (D)	1,750	1,479
iHeartCommunications, Inc. (GTD by iHeartMedia Capital I LLC)
10.625%, 3–15–23	500	355
Jo-Ann Stores Holdings, Inc. (9.750% Cash or 10.500% PIK)
9.750%, 10–15–19 (D)(H)	3,097	3,012
Laureate Education, Inc.
8.250%, 5–1–25 (D)	3,838	4,135
Lennar Corp.
4.500%, 4–30–24	650	669
MDC Partners, Inc.
6.500%, 5–1–24 (D)	1,295	1,305
Neptune Finco Corp.:
10.125%, 1–15–23 (D)	1,000	1,154
10.875%, 10–15–25 (D)	448	554
6.625%, 10–15–25 (D)	225	246
Nexstar Escrow Corp.
5.625%, 8–1–24 (D)	310	321
Nielsen Finance LLC and Nielsen Finance Co.
5.000%, 4–15–22 (D)	700	725
Outfront Media Capital LLC and Outfront Media Capital Corp.
5.625%, 2–15–24	400	417
Penske Automotive Group, Inc.
5.500%, 5–15–26	153	158
PetSmart, Inc.:
8.875%, 6–1–25 (D)	490	389
5.875%, 6–1–25 (D)	717	626

2017	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Radio One, Inc. (GTD by TV One LLC)
7.375%, 4–15–22 (D)	$516	$516
Restoration Hardware Holdings, Inc., Convertible:
0.000%, 6–15–19 (D)(F)	240	220
0.000%, 7–15–20 (D)(F)	363	310
Sirius XM Radio, Inc.:
4.625%, 5–15–23 (D)	1,650	1,695
6.000%, 7–15–24 (D)	1,450	1,561
Sonic Automotive, Inc.
5.000%, 5–15–23	815	797
Univision Communications, Inc.
5.125%, 2–15–25 (D)	250	252
WaveDivision Escrow LLC and WaveDivision Escrow Corp.
8.125%, 9–1–20(D)	1,155	1,181
WMG Acquisition Corp.
6.750%, 4–15–22 (D)	975	1,025
Wrangler Buyer Corp.
6.000%, 10–1–25 (D)	96	97

		41,613

Consumer Staples – 2.7%
Anheuser-Busch InBev S.A./N.V.
2.650%, 2–1–21	1,500	1,524
Bunge Ltd. Finance Corp.
3.500%, 11–24–20	3,795	3,905
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (D)	966	969
5.750%, 6–15–25 (D)	969	965
Performance Food Group, Inc.
5.500%, 6–1–24 (D)	618	638
Philip Morris International, Inc.
1.375%, 2–25–19	1,000	995
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (D)	72	74
5.875%, 9–30–27 (D)	336	345
Post Holdings, Inc.:
5.500%, 3–1–25 (D)	146	152
8.000%, 7–15–25 (D)	240	271
5.000%, 8–15–26 (D)	289	288
5.750%, 3–1–27 (D)	1,185	1,221
Revlon Consumer Products Corp.
5.750%, 2–15–21	212	185
Revlon Escrow Corp.
6.250%, 8–1–24	135	104
Simmons Foods, Inc.
7.875%, 10–1–21 (D)	1,710	1,814
U.S. Foods, Inc.
5.875%, 6–15–24 (D)	694	727

		14,177

Energy – 2.0%
American Energy Permian Basin LLC
8.000%, 6–15–20 (D)	500	509
Brand Energy & Infrastructure Services, Inc.
8.500%, 7–15–25 (D)	358	388
Calfrac Holdings L.P. (GTD by Calfrac Well Services Ltd.)
7.500%, 12–1–20 (D)	143	137

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy (Continued)
California Resources Corp.
8.000%, 12–15–22 (D)	$141	$92
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.)
6.125%, 10–1–24	633	661
Carrizo Oil & Gas, Inc.
7.500%, 9–15–20	285	291
CONSOL Energy, Inc.:
5.875%, 4–15–22	465	470
8.000%, 4–1–23	153	162
Continental Resources, Inc. (GTD by Banner Pipeline Co. LLC and CLR Asset Holdings LLC)
5.000%, 9–15–22	707	719
Crestwood Midstream Partners L.P. and Crestwood Midstream Finance Corp.
6.250%, 4–1–23	117	121
Crownrock L.P.
7.750%, 2–15–23 (D)	350	374
Diamondback Energy, Inc.
4.750%, 11–1–24	510	520
Endeavor Energy Resources L.P.:
7.000%, 8–15–21 (D)	2,085	2,158
8.125%, 9–15–23 (D)	500	537
Gulfport Energy Corp.
6.000%, 10–15–24	150	151
Laredo Petroleum, Inc.:
7.375%, 5–1–22	1,435	1,485
6.250%, 3–15–23	185	191
Murphy Oil USA, Inc. (GTD by Murphy USA)
5.625%, 5–1–27	66	71
Newfield Exploration Co.
5.625%, 7–1–24	150	161
PDC Energy, Inc.
6.125%, 9–15–24	55	57
Permian Resources LLC
13.000%, 11–30–20 (D)	250	289
Reliance Holding USA, Inc.
4.500%, 10–19–20 (D)	500	528
Rowan Cos., Inc. (GTD by Rowan plc)
7.375%, 6–15–25	102	100
SESI LLC:
7.125%, 12–15–21	196	200
7.750%, 9–15–24 (D)	104	108
Ultra Resources, Inc.:
6.875%, 4–15–22 (D)	367	374
7.125%, 4–15–25 (D)	108	109
Whiting Petroleum Corp.
5.750%, 3–15–21	293	288

		11,251

Financials – 5.3%
AAF Holdings LLC and AAF Finance Co. (12.000% Cash or 12.750% PIK)
12.000%, 7–1–19 (D)(H)	140	146
Australia and New Zealand Banking Group Ltd.:
2.000%, 11–16–18	500	502
2.250%, 6–13–19	1,500	1,509

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
Balboa Merger Sub, Inc.
11.375%, 12–1–21 (D)	$1,310	$1,433
Bank of America Corp.
6.875%, 11–15–18	1,700	1,792
BBVA Bancomer S.A.
6.500%, 3–10–21 (D)	1,100	1,215
CURO Financial Technologies Corp.
12.000%, 3–1–22 (D)	202	217
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
3.480%, 6–1–19 (D)	500	510
5.875%, 6–15–21 (D)	80	84
5.450%, 6–15–23 (D)	54	59
7.125%, 6–15–24 (D)	80	88
6.020%, 6–15–26 (D)	108	120
E*TRADE Financial Corp.
5.875%, 12–29–49	93	99
Flexi-Van Leasing, Inc.
7.875%, 8–15–18 (D)	622	622
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.)
2.400%, 5–9–19	1,000	1,004
HSBC USA, Inc.:
1.625%, 1–16–18	750	750
2.750%, 8–7–20	1,000	1,019
Hub International Ltd.
7.875%, 10–1–21 (D)	500	521
Hyundai Capital America
2.000%, 3–19–18 (D)	500	500
KeyBank N.A.
2.500%, 12–15–19	1,000	1,011
Liberty Mutual Holding Co., Inc.
7.800%, 3–15–37 (D)	199	251
MetLife, Inc.
10.750%, 8–1–39	530	887
National Australia Bank Ltd.
2.000%, 1–14–19	1,500	1,504
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK)
10.625%, 5–1–19 (D)(H)	2,861	2,803
NFP Corp.
6.875%, 7–15–25 (D)	1,621	1,645
Novae Group plc (3-Month U.S. LIBOR plus 405 bps)
5.232%, 6–30–34 (B)(E)	400	385
Provident Funding Associates L.P. and PFG Finance Corp.
6.375%, 6–15–25 (D)	656	689
Quicken Loans, Inc.
5.750%, 5–1–25 (D)	1,170	1,229
TMX Finance LLC and TitleMax Finance Corp.
8.500%, 9–15–18 (D)	2,790	2,581
USIS Merger Sub, Inc.
6.875%, 5–1–25 (D)	134	136
VHF Parent LLC
6.750%, 6–15–22 (D)	186	194
Wells Fargo & Co.
7.980%, 3–29–49	1,350	1,390

		26,895

36	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care – 2.4%
Avantor, Inc.:
6.000%, 10–1–24 (D)	$360	$368
9.000%, 10–1–25 (D)	841	860
DaVita HealthCare Partners, Inc.
5.125%, 7–15–24	100	100
Fresenius U.S. Finance II, Inc.:
4.250%, 2–1–21 (D)	600	627
4.500%, 1–15–23 (D)	2,500	2,650
Greatbatch Ltd.
9.125%, 11–1–23 (D)	1,022	1,115
HCA, Inc. (GTD by HCA Holdings, Inc.)
5.250%, 6–15–26	115	124
IMS Health, Inc.
5.000%, 10–15–26 (D)	200	212
Jaguar Holding Co. II and Pharmaceutical Product Development LLC
6.375%, 8–1–23 (D)	500	523
Kinetic Concepts, Inc. and KCI USA, Inc.
12.500%, 11–1–21 (D)	112	125
MPH Acquisition Holdings LLC
7.125%, 6–1–24 (D)	482	518
Surgery Center Holdings, Inc.
8.875%, 4–15–21 (D)	830	871
Tenet Healthcare Corp.:
6.750%, 2–1–20	1,175	1,210
7.500%, 1–1–22 (D)	59	62
8.125%, 4–1–22	1,000	1,018
Universal Hospital Services, Inc.
7.625%, 8–15–20	1,437	1,455
Valeant Pharmaceuticals International, Inc.:
7.000%, 10–1–20	399	401
5.500%, 3–1–23 (D)	26	23

		12,262

Industrials – 2.2%
AECOM
5.125%, 3–15–27	660	682
Ahern Rentals, Inc.
7.375%, 5–15–23 (D)	770	705
BAE Systems Holdings, Inc.:
6.375%, 6–1–19 (D)	750	802
2.850%, 12–15–20 (D)	344	348
Eagle Holding Co. II LLC (7.625% Cash or 8.375% PIK)
7.625%, 5–15–22 (D)(H)	87	90
KLX, Inc.
5.875%, 12–1–22 (D)	740	775
Lockheed Martin Corp.
2.500%, 11–23–20	1,695	1,720
Masco Corp.
4.375%, 4–1–26	133	141
Ply Gem Industries, Inc.
6.500%, 2–1–22	500	521
Prime Security Services Borrower LLC
9.250%, 5–15–23 (D)	2,088	2,304
Standard Industries, Inc.
5.500%, 2–15–23 (D)	189	200

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Industrials (Continued)
Summit Materials LLC and Summit Materials Finance Corp.:
8.500%, 4–15–22		$134	$151
6.125%, 7–15–23		172	181
TransDigm, Inc.
6.500%, 5–15–25		215	222
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22		1,150	1,193
6.500%, 7–15–24		1,372	1,417
6.375%, 6–15–26		287	294
TriMas Corp.
4.875%, 10–15–25 (D)		48	49
United Rentals (North America), Inc. (GTD by United Rentals, Inc.)
5.875%, 9–15–26		151	164
WESCO Distribution, Inc. (GTD by WESCO International, Inc.)
5.375%, 6–15–24		114	120
XPO Logistics, Inc.:
6.500%, 6–15–22 (D)		329	345
6.125%, 9–1–23 (D)		91	95

			12,519

Information Technology – 2.4%
Alliance Data Systems Corp.:
6.375%, 4–1–20 (D)		235	238
5.875%, 11–1–21 (D)		207	215
5.375%, 8–1–22 (D)		1,444	1,488
Cardtronics, Inc. and Cardtronics USA, Inc.
5.500%, 5–1–25 (D)		158	161
Infor (U.S.), Inc.
5.750%, 5–15–22 (G)	EUR	100	123
Italics Merger Sub, Inc.
7.125%, 7–15–23 (D)		$2,231	2,242
j2 Cloud Services LLC and j2 Global, Inc.
6.000%, 7–15–25 (D)		270	283
JDA Escrow LLC and JDA Bond Finance, Inc.
7.375%, 10–15–24 (D)		189	194
L-3 Communications Corp.
5.200%, 10–15–19		1,250	1,328
Micron Technology, Inc.:
7.500%, 9–15–23		300	333
5.500%, 2–1–25		132	141
NCR Escrow Corp.:
5.875%, 12–15–21		1,065	1,101
6.375%, 12–15–23		965	1,029
Orbcomm, Inc.
8.000%, 4–1–24 (D)		388	416
Riverbed Technolgy, Inc. and Project Homestake Merger Corp.
8.875%, 3–1–23 (D)		793	755
Solera LLC and Solera Finance, Inc.
10.500%, 3–1–24 (D)		209	238
TTM Technologies, Inc.
5.625%, 10–1–25 (D)		240	243
West Corp.
5.375%, 7–15–22 (D)		988	998

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Information Technology (Continued)
Western Digital Corp.:
7.375%, 4–1–23 (D)	$656	$719
10.500%, 4–1–24	539	633

		12,878

Materials – 1.8%
BakerCorp International, Inc.
8.250%, 6–1–19	1,440	1,339
CEMEX Finance LLC
6.000%, 4–1–24 (D)	1,500	1,590
CF Industries, Inc.
3.450%, 6–1–23	104	103
Flex Acquisition Co., Inc.
6.875%, 1–15–25 (D)	130	135
Hillman Group, Inc. (The)
6.375%, 7–15–22 (D)	1,470	1,462
Kaiser Aluminum Corp.
5.875%, 5–15–24	141	151
Kraton Polymers LLC and Kraton Polymers Capital Corp.
7.000%, 4–15–25 (D)	210	225
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (D)	447	466
5.875%, 9–30–26 (D)	137	139
Pinnacle Operating Corp.
9.000%, 5–15–23 (D)	560	529
PSPC Escrow Corp.
6.500%, 2–1–22 (D)	343	356
PSPC Escrow II Corp.
10.375%, 5–1–21 (D)	1,352	1,474
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.
5.125%, 7–15–23 (D)	536	559
Signode Industrial Group
6.375%, 5–1–22 (D)	625	648
U.S. Steel Corp.
8.375%, 7–1–21 (D)	72	80
Valvoline Finco Two LLC
5.500%, 7–15–24 (D)	150	160

		9,416

Real Estate – 0.3%
Hub Holdings LLC and Hub Holdings Finance, Inc. (8.125% Cash or 8.875% PIK)
8.125%, 7–15–19 (D)(H)	510	511
iStar Financial, Inc.
4.875%, 7–1–18	500	507
iStar Financial, Inc., Convertible:
5.000%, 7–1–19	276	279
6.500%, 7–1–21	125	131
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.)
5.250%, 8–1–26	63	65

		1,493

2017	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services – 3.4%
American Tower Corp.
3.400%, 2–15–19	$600	$611
AT&T, Inc.
2.300%, 3–11–19	1,500	1,509
CommScope Technologies LLC (GTD by CommScope, Inc.)
5.000%, 3–15–27 (D)	430	431
Consolidated Communications Finance II Co.
6.500%, 10–1–22	1,016	977
Frontier Communications Corp.:
9.250%, 7–1–21	300	263
6.250%, 9–15–21	800	658
10.500%, 9–15–22	2,231	1,946
6.875%, 1–15–25	425	318
11.000%, 9–15–25	1,142	971
GCI, Inc.
6.875%, 4–15–25	1,075	1,156
GTT Escrow Corp.
7.875%, 12–31–24 (D)	549	583
Level 3 Communications, Inc.
5.750%, 12–1–22	500	516
Level 3 Escrow II, Inc.
5.375%, 8–15–22	709	730
Sprint Corp.:
7.250%, 9–15–21	2,137	2,375
7.875%, 9–15–23	786	912
7.125%, 6–15–24	500	562
Sprint Nextel Corp.:
9.000%, 11–15–18 (D)	56	60
7.000%, 8–15–20	242	265
11.500%, 11–15–21	126	160
T-Mobile USA, Inc.:
6.000%, 4–15–24	514	546
6.500%, 1–15–26	618	682
Verizon Communications, Inc.
3.500%, 11–1–21	1,500	1,559
Zayo Group LLC and Zayo Capital, Inc.:
6.000%, 4–1–23	86	91
5.750%, 1–15–27 (D)	149	158

		18,039

Utilities – 0.6%
Great Plains Energy, Inc.
4.850%, 6–1–21	1,500	1,600
Pattern Energy Group, Inc., Convertible
4.000%, 7–15–20	194	201
PSEG Power LLC (GTD by Nuclear, Fossil and ER&T)
2.450%, 11–15–18	1,250	1,256
Sempra Energy
2.850%, 11–15–20	500	508

		3,565

Total United States – 31.2%		164,108

TOTAL CORPORATE DEBT SECURITIES – 57.8%		$301,035
(Cost: $294,808)

MORTGAGE-BACKED SECURITIES	Principal	Value
United States – 1.3%
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class C (Mortgage spread to 3-year U.S.Treasury index)
5.020%, 9–15–23 (C)(D)	$1,000	$1,000
Madison Park Funding Ltd., Series 2012-10A, Class ER (3-Month U.S. LIBOR plus 762 bps)
8.927%, 1–20–29 (D)(E)	675	685
Marlette Funding Trust, Series 2017-2A, Class C
4.580%, 7–15–24 (D)	450	452
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014-14A, Class D (3-Month U.S. LIBOR plus 395 bps)
5.259%, 11–12–25 (D)(E)	800	801
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014A, Class E (3-Month U.S. LIBOR plus 535 bps)
6.659%, 11–12–25 (D)(E)	800	774
PNMAC GMSR Issuer Trust, Series 2017-GT1 (1-Month U.S. LIBOR plus 475 bps)
5.987%, 2–25–50 (D)(E)	1,000	1,016
U.S. Capital Funding V Ltd. and U.S. Capital Funding V Corp., Ser 2006, Class A-2 (3-Month U.S. LIBOR plus 38 bps)
1.535%, 10–10–40 (D)(E)	500	303
Waldorf Astoria Boca Raton Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BOCA, Class F (1-Month U.S. LIBOR plus 550 bps)
6.727%, 6–15–29 (D)(E)	1,500	1,503

		6,534

TOTAL MORTGAGE-BACKED SECURITIES – 1.3%		$6,534
(Cost: $6,487)

OTHER GOVERNMENT SECURITIES (J)
Argentina – 1.3%
Aeropuertos Argentina 2000 S.A.
6.875%, 2–1–27 (D)	625	666
Republic of Argentina
6.875%, 4–22–21	4,500	4,901
5.625%, 1–26–22	1,000	1,049

		6,616

Brazil – 1.8%
Banco Nacional de Desenvolvimento Economico e Social
4.750%, 5–9–24 (D)	1,900	1,917
Federative Republic of Brazil
4.875%, 1–22–21	6,800	7,276

		9,193

OTHER GOVERNMENT SECURITIES (J) (Continued)	Principal		Value
Columbia – 0.6%
Republic of Colombia
4.375%, 7–12–21		$2,800	$2,988

Indonesia – 1.2%
Republic of Indonesia
3.750%, 4–25–22 (D)		6,000	6,226

Luxembourg – 0.7%
Amigo Luxembourg S.A.
7.625%, 1–15–24 (D)(G)	GBP	300	419
Atento Luxco 1 S.A.
6.125%, 8–10–22 (D)		$1,525	1,592
Rumo Luxembourg S.a.r.l.
7.375%, 2–9–24 (D)		1,750	1,894

			3,905

Mexico – 0.5%
United Mexican States
3.625%, 3–15–22		2,500	2,620

Norway – 0.0%
Kommunal Landspensjonskasse
4.250%, 6–10–45 (G)	EUR	141	183

Poland – 1.3%
Republic of Poland
5.125%, 4–21–21		$6,000	6,578

Qatar – 0.8%
Qatar Government Bond
2.375%, 6–2–21 (D)		4,000	3,940

Saudi Arabia – 0.3%
Saudi Arabia Government Bond
2.375%, 10–26–21 (D)		1,500	1,480

South Africa – 0.4%
Republic of South Africa
5.500%, 3–9–20		2,000	2,127

South Korea – 0.1%
Korea Development Bank (The)
1.500%, 1–22–18		500	499

Turkey – 0.4%
Turkey Government Bond
5.125%, 3–25–22		2,000	2,094

Venezuela – 0.3%
Corporacion Andina de Fomento
2.000%, 5–10–19		1,500	1,499

TOTAL OTHER GOVERNMENT SECURITIES – 9.7%			$49,948
(Cost: $49,263)

38	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (E)	Principal		Value
Canada

Consumer Discretionary – 0.0%
Gateway Casinos & Entertainment Ltd. (ICE LIBOR plus 375 bps)
5.083%, 2–22–23		$139	$139

Industrials – 0.1%
Garda World Security Corp. (ICE LIBOR plus 400 bps):
5.311%, 5–3–24		21	22
7.250%, 5–3–24		171	172

			194

Total Canada – 0.1%			333
France

Health Care – 0.3%
Ceva Sante Animale (3-Month EURIBOR plus 300 bps)
3.000%, 6–30–21(G)	EUR	436	517
Laboratoire BIOLAM LCD (3-Month EURIBOR plus 350 bps)
3.500%, 6–14–24 (G)		500	594
Sebia S.A.
0.000%, 9–25–24 (G)(K)		300	355

			1,466

Total France – 0.3%			1,466
Germany

Consumer Staples – 0.1%
Douglas Holding AG
0.000%, 8–13–22 (G)(K)		500	592

Financials – 0.2%
Jade Germany GmbH (3-Month EURIBOR plus 475 bps)
5.750%, 5–31–23 (G)		499	594
LSF10 XL Bidco SCA
0.000%, 3–13–24 (G)(K)		300	355

			949

Total Germany – 0.3%			1,541
Luxembourg

Materials – 0.1%
SK Spice Holdings S.a.r.l. (3-Month ICE LIBOR plus 425 bps)
5.487%, 7–11–24		$355	355

Total Luxembourg – 0.1%			355
Netherlands

Consumer Discretionary – 0.2%
International Park Holdings B.V. (3-Month EURIBOR plus 350 bps)
3.500%, 6–14–24 (G)	EUR	1,000	1,182

Financials – 0.1%
Fugue Finance B.V. (3-Month EURIBOR plus 325 bps)
3.250%, 6–26–24 (G)		500	592

LOANS (E) (Continued)	Principal		Value

Materials – 0.1%
Caldic B.V. (3-Month EURIBOR plus 325 bps)
3.250%, 7–18–24 (G)	EUR	500	$594

Total Netherlands – 0.4%			2,368
Saint Lucia

Telecommunication Services – 0.0%
Digicel International Finance Ltd. (ICE LIBOR plus 375 bps)
5.070%, 5–10–24		$225	226

Total Saint Lucia – 0.0%			$226
Sweden

Industrials – 0.1%
Verisure Holding AB (3-Month EURIBOR plus 300 bps)
3.000%, 10–10–22 (G)	EUR	260	308

Total Sweden – 0.1%			308
United Kingdom

Consumer Discretionary – 0.3%
Belmond Interfin Ltd. (3-Month EURIBOR plus 300 bps)
2.597%, 7–3–24 (G)		499	593
Eagle Bidco Ltd. (ICE LIBOR plus 475 bps)
5.004%, 5–6–22 (G)	GBP	500	672
Euro Garages (GBP ICE LIBOR plus 500 bps)
5.286%, 1–31–23 (G)		235	317

			1,582

Energy – 0.1%
KCA Deutag Alpha Ltd. (ICE LIBOR plus 525 bps)
7.065%, 5–16–20		$515	496

Real Estate – 0.1%
Park Hotels & Resorts, Inc. (ICE LIBOR plus 425 bps)
4.500%, 3–3–24 (G)	GBP	400	536

Total United Kingdom – 0.5%			2,614
United States

Consumer Discretionary – 4.4%
Academy Sports + Outdoors (ICE LIBOR plus 400 bps):
5.318%, 7–2–22		$56	38
5.235%, 7–2–22		85	57
5.314%, 7–2–22		30	20
Academy Sports + Outdoors (ICE LIBOR plus 500 bps)
5.232%, 7–2–22		8	5
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps)
7.735%, 7–25–22		600	537

LOANS (E) (Continued)	Principal		Value
Consumer Discretionary (Continued)
American Residential Services LLC (ICE LIBOR plus 450 bps)
5.235%, 6–30–21		$282	$282
Apro LLC (ICE LIBOR plus 400 bps)
5.240%, 8–8–24		256	258
Asurion LLC (ICE LIBOR plus 600 bps)
7.235%, 8–4–25		488	499
Beasley Broadcast Group, Inc. (ICE LIBOR plus 600 bps)
7.238%, 11–1–23		122	123
Belk, Inc. (ICE LIBOR plus 475 bps)
6.054%, 12–10–22		2,201	1,841
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 375 bps)
4.982%, 2–3–24		1,774	1,698
BJ’s Wholesale Club, Inc. (ICE LIBOR plus 750 bps)
8.732%, 1–26–25		1,395	1,330
Bre Diamond Mezz 1 LLC and Bre Diamond Lessee Mezz 1 LLC (1-Month U.S. LIBOR plus 600 bps)
7.735%, 12–8–17		2,117	2,126
Caliber Collision Centers, Inc. (ICE LIBOR plus 300 bps)
4.235%, 2–1–24		213	214
CBS Radio, Inc. (ICE LIBOR plus 350 bps)
4.737%, 10–17–23		135	136
Charter Communicatons, Inc. (ICE LIBOR plus 200 bps)
3.240%, 1–15–22		266	267
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 635 bps)
7.585%, 11–9–18		1,100	1,108
CSC Holdings LLC (ICE LIBOR plus 225 bps)
3.484%, 7–15–25		214	213
Eircom Finco S.a.r.l. (3-Month EURIBOR plus 325 bps)
3.250%, 4–18–24 (G)	EUR	250	296
Equinox Holdings, Inc. (ICE LIBOR plus 325 bps)
4.485%, 3–2–24		$214	215
Everi Payments, Inc. (ICE LIBOR plus 450 bps)
5.735%, 5–9–24		224	226
Extended Stay America, Inc. and ESH Hopitality, Inc. (ICE LIBOR plus 300 bps)
3.735%, 8–30–23		149	149
Hotel del Coronado (1-Month U.S. LIBOR plus 500 bps)
6.235%, 8–9–19		120	120
Hudson Delano Senior Mezz LLC (1-Month U.S. LIBOR plus 650 bps)
7.735%, 2–9–20		1,300	1,319
J.C. Penney Co., Inc. (ICE LIBOR plus 425 bps)
5.568%, 6–23–23		252	245
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps)
6.391%, 10–21–23		759	724

2017	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (E) (Continued)	Principal	Value
Consumer Discretionary (Continued)
KIK Custom Products, Inc. (ICE LIBOR plus 450 bps)
5.737%, 8–26–22	$850	$857
KIK Custom Products, Inc. (ICE LIBOR plus 475 bps)
5.546%, 11–19–21	328	328
Laureate Education, Inc. (ICE LIBOR plus 450 bps)
5.735%, 4–26–24	3,021	3,032
Learfield Communications, Inc. (ICE LIBOR plus 325 bps)
4.490%, 12–1–23	149	150
Mister Car Wash Holdings, Inc. (ICE LIBOR plus 425 bps)
5.026%, 8–21–21	373	374
Nexstar Broadcasting Group, Inc. (ICE LIBOR plus 250 bps)
3.737%, 7–19–24	155	155
Nexstar Broadcasting Group, Inc. (ICE LIBOR plus 300 bps)
3.737%, 1–17–24	19	19
NPC International, Inc. (ICE LIBOR plus 350 bps)
4.738%, 4–20–24	149	150
NPC International, Inc. (ICE LIBOR plus 750 bps)
8.738%, 4–18–25	616	624
Penn National Gaming, Inc. (ICE LIBOR plus 250 bps)
3.735%, 1–19–24	219	220
PETCO Animal Supplies, Inc. (ICE LIBOR plus 325 bps)
4.311%, 1–26–23	262	216
Serta Simmons Bedding LLC (ICE LIBOR plus 350 bps):
4.812%, 11–8–23	46	45
4.799%, 11–8–23	168	163
Serta Simmons Bedding LLC (ICE LIBOR plus 800 bps)
9.312%, 11–8–24	1,321	1,267
Talbots, Inc. (The) (ICE LIBOR plus 450 bps)
5.735%, 3–19–20	733	704
Talbots, Inc. (The) (ICE LIBOR plus 850 bps)
9.735%, 3–19–21 (C)	391	379
Travel Leaders Group LLC (ICE LIBOR plus 450 bps)
5.814%, 1–25–24	292	296
True Religion Apparel, Inc. (ICE LIBOR plus 487.5 bps):
6.101%, 7–30–19 (L)	1	—	*
6.171%, 7–30–19 (L)	521	133

		23,158

Consumer Staples – 0.4%
Chefs’ Warehouse, Inc. (The) (ICE LIBOR plus 575 bps)
5.990%, 6–22–22	443	448
Dole Food Co., Inc. (ICE LIBOR plus 300 bps):
4.008%, 4–6–24	68	68
4.083%, 4–6–24	10	10

LOANS (E) (Continued)	Principal		Value
Consumer Staples (Continued)
6.000%, 4–6–24	$—	*	$—	*
4.022%, 4–6–24	68		68
4.014%, 4–6–24	68		68
Post Holdings, Inc. (ICE LIBOR plus 225 bps)
3.490%, 5–24–24	224		225
Prestige Brands, Inc. (ICE LIBOR plus 275 bps)
3.985%, 1–26–24	192		193
Revlon Consumer Products Corp. (ICE LIBOR plus 350 bps)
4.735%, 9–7–23	317		284
Shearer’s Foods LLC (ICE LIBOR plus 675 bps)
8.083%, 6–30–22 (C)	500		472
Wellness Merger Sub, Inc. (ICE LIBOR plus 475 bps)
6.083%, 6–29–24 (C)	259		261

			2,097

Energy – 1.3%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps)
11.985%, 2–16–21	327		304
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps)
6.985%, 8–12–20	1,279		1,232
Brand Energy & Infrastructure Services, Inc. (ICE LIBOR plus 425 bps):
5.583%, 6–21–24	1		1
5.564%, 6–21–24	83		83
5.514%, 6–21–24	434		436
Chesapeake Energy Corp. (ICE LIBOR plus 750 bps)
8.814%, 8–23–21	1,302		1,402
Foresight Energy LLC (ICE LIBOR plus 725 bps)
7.083%, 3–28–22	1,753		1,636
USS Ultimate Holdings, Inc.
0.000%, 8–25–25 (K)	828		832
Westmoreland Coal Co. (ICE LIBOR plus 650 bps)
7.833%, 12–16–20 (C)	990		644

			6,570

Financials – 1.0%
Alliant Holdings Intermediate LLC (ICE LIBOR plus 325 bps)
4.564%, 8–14–22	30		30
AqGen Island Intermediate Holdings, Inc. (ICE LIBOR plus 400 bps)
5.333%, 12–3–22	327		330
Bre RC Mezz 1 LLC and Bre RC Exeter Mezz 1 LLC (1-Month U.S. LIBOR plus 700 bps)
7.985%, 5–24–18	786		790
Brightwood Capital Advisors LLC (1-Month U.S. LIBOR plus 495 bps)
6.180%, 4–29–23	530		551
Camelot Finance L.P. (ICE LIBOR plus 350 bps)
4.735%, 10–3–23	99		99

LOANS (E) (Continued)	Principal			Value
Financials (Continued)
CRCI Holdings, Inc. (ICE LIBOR plus 550 bps)
6.833%, 8–31–23		$218		$219
Edelman Financial Center LLC (ICE LIBOR plus 550 bps)
6.805%, 12–16–22		275		275
Helix Gen Funding LLC (ICE LIBOR plus 375 bps)
5.083%, 6–2–24		205		207
Institutional Shareholder Services, Inc. (ICE LIBOR plus 450 bps)
5.735%, 4–30–21 (C)		578		577
Jane Street Group LLC (ICE LIBOR plus 450 bps)
5.735%, 8–25–22		1,037		1,045
MA FinanceCo. LLC (ICE LIBOR plus 275 bps)
3.987%, 6–21–24		38		38
NFP Corp. (ICE LIBOR plus 350 bps)
4.735%, 1–8–24		350		353
Orchestra Borrower LLC and Orchestra Co-Issuer, Inc. (3-Month ICE LIBOR plus 375 bps)
5.061%, 12–30–21		182		184
TransUnion (ICE LIBOR plus 200 bps)
3.235%, 4–9–23		139		139
Ziggo Secured Finance B.V. (ICE LIBOR plus 250 bps)
3.734%, 4–27–25		215		215

				5,052

Health Care – 1.0%
ATI Holdings Acquisition, Inc. (ICE LIBOR plus 350 bps)
4.801%, 5–10–23 (C)		249		252
Avantor Performance Materials Holdings, Inc. (ICE LIBOR plus 400 bps)
5.240%, 3–9–24		214		215
Avantor, Inc.,
0.000%, 9–22–24 (K)		899		956
BioClinica Holding I L.P. (ICE LIBOR plus 425 bps)
5.563%, 10–20–23		149		146
Covenant Surgical Partners, Inc.,
0.000%, 9–29–24 (K)		250		249
Ethypharm (ICE LIBOR plus 475 bps)
5.085%, 7–21–23 (G)	GBP	500		675
ExamWorks Group, Inc. (ICE LIBOR plus 325 bps)
4.485%, 7–27–23		$248		249
inVentiv Group Holdings, Inc. (ICE LIBOR plus 225 bps)
3.485%, 6–26–24		250		251
Lantheus Medical Imaging, Inc. (ICE LIBOR plus 450 bps)
5.735%, 6–30–22		214		215
Patterson Medical Holdings, Inc. (ICE LIBOR plus 475 bps):
6.083%, 8–28–22		—	*	—	*
6.254%, 8–28–22		250		242
QuintilesIMS, Inc. (3-Month EURIBOR plus 200 bps)
2.750%, 3–6–24 (G)	EUR	248		295

40	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (E) (Continued)	Principal		Value
Health Care (Continued)
SavaSeniorCare LLC (1-Month U.S. LIBOR plus 730 bps)
8.535%, 10–11–18	$1,250		$1,249
Schumacher Group (ICE LIBOR plus 400 bps)
5.235%, 7–31–22	284		283
Team Health Holdings, Inc. (ICE LIBOR plus 275 bps)
3.985%, 2–6–24	150		147
UIC Merger Sub, Inc. (ICE LIBOR plus 325 bps)
4.583%, 8–31–24	250		250

			5,674

Industrials – 1.4%
Arctic Glacier USA, Inc. (ICE LIBOR plus 425 bps)
5.485%, 3–20–24 (C)	214		215
C.H.I. Overhead Doors, Inc. (ICE LIBOR plus 375 bps)
4.583%, 7–31–22	445		444
Casella (ICE LIBOR plus 275 bps)
6.000%, 10–17–23	—	*	1
Casella Waste Systems, Inc. (ICE LIBOR plus 275 bps)
3.984%, 10–17–23	149		149
Clark Equipment Co. (GTD by Doosan Bobcat, Inc.) (ICE LIBOR plus 275 bps)
4.083%, 5–11–24	224		225
Crosby Worldwide Ltd. (ICE LIBOR plus 300 bps)
4.315%, 11–22–20	278		257
Diamond (BC) B.V. (ICE LIBOR plus 300 bps)
4.316%, 9–6–24	250		249
Dynacast International LLC (ICE LIBOR plus 850 bps)
9.833%, 1–30–23 (C)	683		683
Hayward Acquisition Corp. (ICE LIBOR plus 350 bps)
4.735%, 8–4–24	250		252
IMG Worldwide, Inc. (ICE LIBOR plus 425 bps)
4.490%, 5–6–21	296		298
IPS Structural Adhesives Holdings, Inc. and IPS Intermediate Holdings, Inc.
0.000%, 12–20–23 (C)(K)	60		61
IPS Structural Adhesives Holdings, Inc. and IPS Intermediate Holdings, Inc. (ICE LIBOR plus 525 bps)
6.487%, 12–20–23 (C)	235		238
Morsco, Inc. (ICE LIBOR plus 700 bps)
8.235%, 10–31–23	99		99
Oasis Outsourcing Holdings, Inc. (3-Month ICE LIBOR plus 375 bps)
4.985%, 6–29–23	289		291
PAE Holding Corp. (ICE LIBOR plus 550 bps)
6.735%, 10–20–22	1,582		1,588
PAE Holding Corp. (ICE LIBOR plus 950 bps)
10.735%, 10–20–23	142		142

LOANS (E) (Continued)	Principal	Value
Industrials (Continued)
Pike Corp. (ICE LIBOR plus 375 bps)
4.740%, 3–10–24	$284	$288
SH 130 Concession Co. LLC (3-Month ICE LIBOR plus 287.5 bps)
4.110%, 6–5–20	359	360
Solera LLC and Solera Finance, Inc. (ICE LIBOR plus 475 bps)
4.485%, 3–3–23	484	485
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps)
6.059%, 9–8–23 (C)	149	147
U.S. Security Associates Holdings, Inc. (ICE LIBOR plus 500 bps)
5.333%, 7–14–23	370	372
USS Ultimate Holdings, Inc. (ICE LIBOR plus 375 bps)
4.984%, 8–25–24	311	314
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps)
8.985%, 8–25–25	259	260

		7,418

Information Technology – 1.3%
Ancestry.com LLC (ICE LIBOR plus 825 bps)
9.490%, 10–19–24	373	378
Applied Systems, Inc. (ICE LIBOR plus 700 bps)
8.324%, 9–18–25	384	396
Aptean Holdings, Inc. (3-Month ICE LIBOR plus 425 bps)
5.590%, 12–20–22	298	299
CCC Information Services, Inc. (ICE LIBOR plus 675 bps)
7.985%, 3–31–25	215	221
Ciena Corp. (ICE LIBOR plus 250 bps)
3.763%, 1–30–22	209	210
Colorado Buyer, Inc. (ICE LIBOR plus 300 bps)
8.570%, 5–1–25	167	169
DigiCert Holdings, Inc.
0.000%, 9–20–24 (K)	250	252
First Data Corp. (ICE LIBOR plus 250 bps)
3.737%, 4–26–24	234	234
Global Tel Link Corp. (ICE LIBOR plus 775 bps)
9.083%, 11–20–20	130	129
Ministry Brands LLC
0.000%, 12–2–22 (C)(K)	29	28
Ministry Brands LLC (1-Month U.S. LIBOR plus 500 bps):
5.000%, 9–30–22	250	247
6.240%, 12–2–22 (C)	2	2
8.250%, 12–2–22 (C)	9	9
Ministry Brands LLC (ICE LIBOR plus 500 bps)
5.000%, 12–30–17	69	68
Peak 10 Holding Corp. (ICE LIBOR plus 350 bps)
4.811%, 8–1–24	250	250
Seattle Spinco, Inc. (ICE LIBOR plus 275 bps)
3.987%, 6–21–24	259	259

LOANS (E) (Continued)	Principal		Value
Information Technology (Continued)
Survey Sampling International (ICE LIBOR plus 500 bps):
8.250%, 12–16–20 (C)		$1	$1
6.272%, 12–16–20 (C)		334	328
Synchronoss Technologies, Inc. (ICE LIBOR plus 275 bps)
5.735%, 1–19–24		219	206
TIBCO Software, Inc. (ICE LIBOR plus 350 bps)
4.740%, 12–4–20		1,030	1,033
TierPoint LLC (ICE LIBOR plus 375 bps)
4.985%, 5–6–24		219	220
TravelCLICK, Inc. & TCH-2 Holdings LLC (ICE LIBOR plus 400 bps)
5.235%, 5–12–21		521	523
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps)
5.583%, 7–13–20		213	194
TVC Albany, Inc.
0.000%, 8–25–24 (C)(K)		300	300
Viewpoint, Inc. (ICE LIBOR plus 425 bps)
5.703%, 7–21–24		250	250

			6,206

Materials – 0.4%
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps)
6.485%, 4–5–24		131	129
Ferro Corp. (ICE LIBOR plus 250 bps)
3.735%, 2–14–24		214	215
FPC Holdings, Inc. (ICE LIBOR plus 800 bps)
9.333%, 5–27–20		1,193	1,144
ILPEA Parent, Inc. (ICE LIBOR plus 550 bps)
6.740%, 3–2–23 (C)		402	403
Niacet Corp. (3-Month EURIBOR plus 450 bps)
5.500%, 2–1–24 (G)	EUR	74	88
Styrolution Group GmbH (ICE LIBOR plus 375 bps)
4.083%, 9–30–21 (C)		$99	100
Versum Materials, Inc. (ICE LIBOR plus 250 bps)
3.833%, 9–30–23		228	228

			2,307

Real Estate – 0.8%
Avolon Holdings Ltd. (ICE LIBOR plus 275 bps)
3.986%, 4–3–22		225	225
Hospitality Investors Trust, Inc. (1-Month U.S. LIBOR plus 650 bps)
7.732%, 5–1–19		1,000	1,003
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps)
7.738%, 4–1–19		1,481	1,499
Terra Millennium Corp. (ICE LIBOR plus 625 bps)
7.500%, 10–31–22 (C)		432	432

2017	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

LOANS (E) (Continued)	Principal	Value
Real Estate (Continued)
Workspace Property Trust (1-Month U.S. LIBOR plus 675 bps)
7.985%, 10–9–18	$1,000	$1,007

		4,166

Telecommunication Services – 0.3%
CenturyLink, Inc.
0.000%, 9–30–22 (K)	500	499
Level 3 Financing, Inc. (ICE LIBOR plus 225 bps)
3.486%, 2–22–24	220	220
Lightower Fiber Networks (ICE LIBOR plus 325 bps)
4.485%, 4–13–20	270	270
Securus Technologies Holdings, Inc.
0.000%, 6–20–24 (K)	250	252
Sprint Communications, Inc. (ICE LIBOR plus 250 bps)
3.750%, 2–2–24	428	428

		1,669

Utilities – 0.4%
Pike Corp.
0.000%, 3–10–24 (K)	71	72
SunEdison, Inc. (ICE LIBOR plus 650 bps)
8.735%, 5–10–18	473	472
Westinghouse Electric Co. LLC (ICE LIBOR plus 625 bps)
7.500%, 3–29–18 (L)	1,500	1,487

		2,031

Total United States – 12.7%		66,348

TOTAL LOANS – 14.5%		$75,559
(Cost: $75,264)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 2.2%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO
2.699%, 5–25–18	1,460	1,464
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Year U.S. Treasury index plus 400 bps)
5.045%, 7–25–44 (D)(E)	2,150	2,182
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index):
3.883%, 2–25–45 (D)(E)	500	509
3.872%, 4–25–45 (D)(E)	1,800	1,836
3.481%, 5–25–45 (D)(E)	1,185	1,205
3.684%, 8–25–45 (D)(E)	350	357

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
United States (Continued)
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates
2.500%, 6–15–39	$1,068	$1,078
Federal National Mortgage Association Agency REMIC/CMO:
2.990%, 11–1–18	296	299
2.000%, 4–25–40	1,139	1,134
3.000%, 2–25–44	246	252
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.490%, 5–1–19	470	483
4.646%, 7–1–20	454	474
Government National Mortgage Association Fixed Rate Pass-Through Certificates
3.500%, 4–20–34	165	170

		11,443

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 2.2%		$11,443
(Cost: $11,588)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 5.5%
U.S. Treasury Bonds
2.250%, 11–15–25	4,250	4,248
U.S. Treasury Notes:
1.125%, 1–15–19	3,350	3,337
1.125%, 2–28–19	2,300	2,291
1.375%, 7–31–19	4,000	3,993
1.500%, 8–15–20	4,000	3,987
1.375%, 9–30–20	3,050	3,027
1.875%, 7–31–22	4,000	3,990
2.250%, 8–15–27	4,000	3,971

		28,844

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 5.5%		$28,844
(Cost: $28,976)

SHORT-TERM SECURITIES
Commercial Paper (N) – 1.9%
J.M. Smucker Co. (The):
1.390%, 10–2–17	1,864	1,864
1.371%, 10–6–17	5,000	4,999
Virginia Electric and Power Co.
1.560%, 10–12–17	3,000	2,998

		9,861

SHORT-TERM SECURITIES (Continued)	Principal	Value

Master Note – 1.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.450%, 10–4–17 (M)	$7,218	$7,218

Municipal Obligations – 0.5%
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps)
0.940%, 10–1–17 (M)	2,825	2,825

United States Government Agency Obligations – 0.4%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate)
1.120%, 10–7–17 (M)	1,887	1,887

TOTAL SHORT-TERM SECURITIES – 4.2%		$21,791
(Cost: $21,792)

TOTAL INVESTMENT SECURITIES – 97.8%		$509,268
(Cost: $501,822)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 2.2%		11,594

NET ASSETS – 100.0%		$520,862

42	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At September 30, 2017, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Market Value
Novae Group plc (3-Month U.S. LIBOR plus 405 bps), 5.232%, 06-30-34	8–4–17	$400	$386	$385

		Shares
Pinnacle Agriculture Enterprises LLC	3–10–17	389	177	245

			$563	$630

The total value of these securities represented 0.1% of net assets at September 30, 2017.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $227,306 or 43.6% of net assets.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	Zero coupon bond.

(G)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro and GBP - British Pound).

(H)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(I)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2017.

(J)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(K)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(L)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(M)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(N)	Rate shown is the yield to maturity at September 30, 2017.

The following forward foreign currency contracts were outstanding at September 30, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	4,120	U.S. Dollar	5,591	1–31–18	JPMorgan Securities LLC	$49	$—
Euro	8,740	U.S. Dollar	10,392	1–31–18	JPMorgan Securities LLC	—	12
Canadian Dollar	500	U.S. Dollar	397	10–5–17	Morgan Stanley International	—	3
Euro	752	U.S. Dollar	889	10–5–17	Morgan Stanley International	1	—

						$50	$15

2017	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$500	$—	$—
Investment Funds	6,883	—	—
Preferred Stocks	—	—	245
Asset-Backed Securities	—	6,486	—
Corporate Debt Securities	—	301,035	—
Mortgage-Backed Securities	—	5,534	1,000
Other Government Securities	—	49,948	—
Loans	—	70,027	5,532
United States Government Agency Obligations	—	11,443	—
United States Government Obligations	—	28,844	—
Short-Term Securities	—	21,791	—
Total	$7,383	$495,108	$6,777
Forward Foreign Currency Contracts	$—	$50	$—

Liabilities
Forward Foreign Currency Contracts	$—	$15	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Stocks	Mortgage-Backed Securities		Loans
Beginning Balance 10-1-16	$—	$—		$4,600
Net realized gain (loss)	—	—		(65)
Net change in unrealized appreciation (depreciation)	68	—	*	(381)
Purchases	177	1,000		4,218
Sales	—	—		(2,514)
Amortization/Accretion of premium/discount	—	—	*	2
Transfers into Level 3 during the period	—	—		1,092
Transfers out of Level 3 during the period	—	—		(1,420)
Ending Balance 9-30-17	$245	$1,000		$5,532
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-17	$68	$—	*	$(213)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended September 30, 2017, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–17	Valuation Technique(s)	Unobservable Input(s)	Input value(s)
Assets

Preferred Stocks	$245	Market comparable approach	Adjusted EBITDA multiple	8.52x
Mortgage-Backed Securities	1,000	Broker quotes	Broker quotes	N/A
Loans	5,532	Third-party vendor service	Broker quotes	N/A

Significant increase (decrease) in the adjusted EBITDA multiple input could result in a higher (lower) fair value measurement.”

44	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2017

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

CLO = Collateralized Loan Obligation

CMO = Collateralized Mortgage Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = IntercontinentalExchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	18.4%
Financials	15.9%
Other Government Securities	9.7%
United States Government and Government Agency Obligations	7.7%
Consumer Staples	6.5%
Energy	6.0%
Industrials	6.0%

Market Sector Diversification (Continued)
Telecommunication Services	5.9%
Materials	5.7%
Information Technology	4.6%
Health Care	4.3%
Utilities	1.6%
Real Estate	1.3%
Other+	6.4%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	45

MANAGEMENT DISCUSSION	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Below, Michael J. Walls, portfolio manager of the Ivy California Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. He has managed the Fund since inception and has 19 years of industry experience.

Performance since Fund inception

Since Fund inception on October 3, 2016
Ivy California Municipal High Income Fund
(Class A shares at net asset value)	4.17%
Ivy California Municipal High Income Fund
(Class A shares including sales charges)	-0.51%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays Municipal Bond Index	0.87%
(reflects the performance of securities generally representing the municipal bond market)
Bloomberg Barclays Municipal High Yield Index	1.43%
(reflects the performance of securities generally representing the high yield municipal bond market)
Lipper California Municipal Debt Category	0.14%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Returns shown above for the Fund and the index are since inception, which is end of day on October 3, 2016. The performance discussion below is at net asset value.

Performance Summary

The Ivy California Municipal High Income Fund outperformed the Bloomberg Barclays Municipal Bond Index, Bloomberg Barclays Municipal High Yield Index and Lipper California Municipal Debt Category for the fiscal year ending September 30, 2017, before sales charges were assessed. The Fund has an inception date of October 3, 2016. Therefore, all performance discussed will be as of inception.

The Fund outperformed due to a bias toward lower-quality municipal securities (munis), yield curve positioning and sector allocation. The top three sectors we targeted were land secured, charter school and tobacco, all of which performed well over the last fiscal year.

The team continues to see the greatest opportunity in land secured bonds, also known as Mello-Roos/Community Facility District (CFD) bonds. We believe these bonds offer a compelling risk/reward profile because of the following characteristics: high build-out percentages, well-capitalized national developers who are initially responsible for special tax payments, strong asset protection, adequate debt service coverage and good call protection. CFD bonds will typically be issued without a rating and our team vets the collateral and facilities district characteristics closely to make sure that the risks are appropriate given the mission of the fund.

We still remain cautious on California hospitals and are underweight this sector due to proposed healthcare reform that could lead to a rollback of Medicaid expansion, which we expect will adversely affect the credit quality of non-profit hospitals throughout the state.

Fixed Income and Muni Market Dynamics

We believe several factors contributed to positive performance in Treasuries and Municipals. We would cite mediocre economic data (GDP, employment and inflation) released over the course of the last year as factors that led to low U.S. Treasury rates.

Munis generally tracked the U.S. Treasury market, though certain factors helped munis outperform U.S. Treasuries. The largest period of outperformance during the fiscal year was from December 2016 to July 2017, when the 30-year AAA Muni Yield/ 30-year U.S. Treasury yield ratio tightened from 109% to 94%, according to Thomson Reuters Municipal Market Data.

Strong technicals were present in the muni market; municipal bond flows were robust in the first three quarters of 2017, as measured by year-to-date U.S. Lipper flows of +$13.1 billion. Additionally, the municipal bond market had low supply. The Bond Buyer U.S. 30 Day Visible Supply was $8.8 billion at the end of the third quarter, which is very light when compared with the same time one year prior.

46	ANNUAL REPORT	2017

We believe that all the developments mentioned above contributed to the rally we experienced in the broader municipal bond market. Immediately following the launch of the Fund at the start of the fourth quarter of 2016, the muni market began to sell off, as evidenced by the Bloomberg Barclays Municipal Index, which was down 3.62% over the quarter. The catalyst was the presidential election and new Trump administration which, in turn, provided us with an opportunity to put money to work at an opportune time. We took advantage of the timing and built out a portfolio when there was some of the best relative yield in muni securities that we’ve seen in a long time. We feel that the investment decisions made during the fourth quarter of 2016 and thereafter will serve investors well over the long haul.

Duration management

During the fiscal year, funds with longer durations generally outperformed shorter duration funds, if we exclude any potential price movements based on credit issues. The Ivy California Municipal High Income Fund had a modified adjusted duration of approximately 7.27 years at the end of the fiscal year versus the Bloomberg Barclays Municipal Index, which had an average duration of 6.33 years. The longer duration was a key contributor to the Fund’s outperformance of the index. While the duration of the fund is higher than the Bloomberg Barclays Municipal Index, it is lower than where it has trended over the last two to three months. We feel that it makes sense to gradually bring in duration due to our view that the next 12-18 months will not provide as many obvious opportunities for total return as we’ve seen over the past year.

Looking ahead

In the near term we believe volatility should continue as choppy economic data continues to be released globally, which is creating uncertainty in the financial markets. We believe that we are in the middle- to late-stages of the economic recovery and that, even if meaningful tax stimulus is passed, it may only serve to extend this part of the cycle by one to three years. Given this backdrop, we believe rates will remain subdued and that California-based investors will continue to search for tax-exempt yield due to high state tax rates.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The value of the Fund’s shares will change, and you could lose money on your investment. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). Exempt-interest dividends the Fund pays may be subject to state and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to those taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. These and other risks are more fully described in the Fund’s prospectus. Not all funds or fund classes may be offered at all broker/dealers. Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund’s investments and its performance. As with California municipal securities, events in any of the U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands, where the Fund is invested may affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California or U.S. territories. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy California Municipal High Income Fund.

2017	ANNUAL REPORT	47

PORTFOLIO HIGHLIGHTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	88.6%
Municipal Bonds	88.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	11.4%

Quality Weightings

Investment Grade	46.9%
AA	10.0%
A	10.5%
BBB	26.4%
Non-Investment Grade	41.7%
BB	5.0%
B	4.7%
CCC	0.6%
Below CCC	1.6%
Non-rated	29.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	11.4%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

48	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class Y
1-year period ended 9-30-17	—	—	—	—
5-year period ended 9-30-17	—	—	—	—
10-year period ended 9-30-17	—	—	—	—
Since Inception of Class through 9-30-17(4)	-0.51%	3.53%	4.31%	4.09%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	10-3-16 for Class A shares, 10-3-16 for Class C shares, 10-3-16 for Class I shares and 10-3-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS	Principal	Value
California – 85.0%
CA Cnty Tob Securitization Agy, Tob Stlmt Asset-Bkd Bonds (Stanislaus Cnty Tob Funding Corp.), Ser 2006,
0.000%, 6–1–55 (A)	$2,000	$92
CA Edu Fac Auth, Rev Bonds (Loma Linda Univ), Ser 2017A,
5.000%, 4–1–47	300	338
CA Muni Fin Auth, Rev Bonds (CA Baptist Univ), Ser 2016A,
5.000%, 11–1–46	500	531
CA Muni Fin Auth, Rev Bonds (Ret Hsng Fndtn Oblig Group), Ser 2017A,
5.000%, 11–15–32	425	525
CA Pollutn Ctl Fin Auth, Water Furnishing Rev Bonds (Poseidon Res (Channelside) L.P. Desalination Proj), Ser 2012,
5.000%, 11–21–45	250	250
CA Sch Fin Auth, Charter Sch Rev Bonds (Ace Charter Sch - Oblig Group), Ser 2016A,
5.000%, 6–1–52	300	295
CA Sch Fin Auth, Charter Sch Rev Bonds (Encore Edu Oblig Group), Ser 2016A,
5.000%, 6–1–52	300	288
CA Sch Fin Auth, Charter Sch Rev Bonds (Rocketship Edu - Oblig Group), Ser 2017A,
5.250%, 6–1–52	250	256
CA Sch Fin Auth, Charter Sch Rev Rfdg Bonds (Aspire Pub Sch - Oblig Group), Ser 2016,
5.000%, 8–1–41	250	276
CA Sch Fin Auth, Sch Fac Rev Bonds (Alliance for College-Ready Pub Sch Proj), Ser 2015A,
5.000%, 7–1–45	100	109
CA Sch Fin Auth, Sch Fac Rev Bonds (Alliance for College-Ready Pub Sch Proj), Ser 2016C,
5.000%, 7–1–31	250	283
CA Sch Fin Auth, Sch Fac Rev Bonds (Granada Hills Charter High Sch Oblig Group), Ser 2017A,
5.000%, 7–1–48	350	376
CA Sch Fin Auth, Sch Fac Rev Rfdg Bonds (HTH Learning Proj), Ser 2017A,
5.000%, 7–1–49	300	326
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A,
5.250%, 12–1–56	250	275
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase IV-ACHF - Irvine LLC), Ser 2017,
5.000%, 5–15–47	185	212
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apts, Phase IV-A CHF - Irvine LLC), Ser 2017,
5.000%, 5–15–42	300	346

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Comnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2014A,
5.250%, 12–1–44	$250	$275
CA Statewide Comnty Dev Auth, Sch Fac Rev Bonds (Alliance for College Ready Pub Sch - 47th and Main Proj), Ser 2012A,
6.375%, 7–1–47	100	110
CA Various Purp GO Bonds,
5.000%, 9–1–46	500	580
Chino Pub Fin Auth, Local Agy Rfdg Bonds, Ser 2016A,
3.500%, 9–1–43	250	233
Chino, CA, Cmnty Fac Dist, Spl Tax Rev Bonds, Ser 2016-2,
5.000%, 9–1–47	150	165
Cmnty Fac Dist No. 36 of Jurupa Cmnty Svc Dist., Spl Tax Bonds, Ser 2017A:
4.125%, 9–1–42	200	205
4.250%, 9–1–47	300	308
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-1 (Insured by AGM),
3.950%, 1–15–53	300	299
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2017A-1,
5.000%, 6–1–29	600	705
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-1,
5.000%, 6–1–33	245	245
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-1 Sr Current Interest Bonds,
5.750%, 6–1–47	445	445
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-2 Sr Convertible Bonds,
5.300%, 6–1–37	150	151
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1 Spl Tax Bonds, Ser 2017B (Insured by BAMAC),
5.000%, 9–1–47	150	170
Lammersville, CA, Joint Unif Sch Dist, Spl Tax Bonds (Lammersville Sch Dist Cmnty Fac Dist No. 2002, Mountain House), Ser 2017,
5.000%, 9–1–33	500	575
Los Angeles, CA, Dept of Arpts, Los Angeles Intl Arpt Sub Rev Bonds, Ser 2016B,
5.000%, 5–15–46	300	342
M-S-R Energy Auth, Gas Rev Bonds, Ser 2009C,
7.000%, 11–1–34	300	429
Murrieta, CA, Cmnty Fac Dist No. 2005-5, Spl Tax Bonds (Golden City), Ser 2017A,
5.000%, 9–1–46	300	329

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Ontario, CA, Cmnty Fac Dist No. 28, Spl Tax Bonds (New Haven Fac - Area A), Ser 2017:
5.000%, 9–1–42	$130	$143
5.000%, 9–1–47	230	251
Ontario, CA, Cmnty Fac Dist No. 31, Spl Tax Bonds (Carriage House/Amberly Lane), Ser 2017,
5.000%, 9–1–47	135	148
Oro Grande Elem Sch Dist, Cert of Part, Ser 2013,
5.000%, 9–15–27	40	44
Palamar Hlth, Rfdg Rev Bonds, Ser 2016:
4.000%, 11–1–39	175	174
5.000%, 11–1–39	500	552
Poway Unif Sch Dist, Spl Tax Bonds (Cmnty Fac Dist No. 15 Del Sur East Impvt Area C), Ser 2016,
5.000%, 9–1–46	250	279
Redev Agy of the City of San Jose, Merged Area Redev Proj Tax Alloc Bonds, Ser 2007B,
4.250%, 8–1–36	250	252
Regents of the Univ of CA, Ltd. Proj Rev Bonds, Ser M,
5.000%, 5–15–32	300	363
Roseville, CA, Spl Tax Rev Bonds (Fiddyment Ranch Cmnty Fac Dist No. 1), Ser 2017A,
5.000%, 9–1–35	250	285
Sacramento, CA, Spl Tax Bonds (Natomas Cent Comnty Fac), Ser 2016,
5.000%, 9–1–41	250	278
San Bernardino, CA, Cmnty Fac Dist No. 2006-1 (Lytle Creek North), Impvt Area No. 4 Spl Tax Bonds, Ser 2016,
4.000%, 9–1–42	250	254
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011,
7.500%, 12–1–41	100	117
San Diego Cnty Rgnl Arpt Auth, Sub Arpt Rev Bonds, Ser 2017A,
5.000%, 7–1–42	200	234
San Francisco City and Cnty Pub Util Comsn, Water Rev Bonds, Ser 2016AB,
4.000%, 11–1–39	250	264
San Jose, CA, Arpt Rev Rfdg Bonds, Ser 2017A,
5.000%, 3–1–47	200	229
Successor Agy to the Redev Agy of the City of Tulare, Tax Alloc Rfdg Bonds, Ser 2017A (Insured by BAMAC),
4.000%, 8–1–40	250	263
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006A Sr Current Int Bonds,
5.000%, 6–1–37	250	250

50	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2017

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006D,
0.000%, 6–1–46 (A)	$300	$28
WA Township Hlth Care Dist Rev Bonds, Ser 2017A:
3.500%, 7–1–30	45	46
3.750%, 7–1–31	255	261
William S. Hart Union High Sch Dist, Cmnty Fac Dist No. 2015-1 Spl Tax Bonds, Ser 2017,
5.000%, 9–1–47	300	330

		15,389

Puerto Rico – 3.2%
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2011C,
5.750%, 7–1–36 (B)	85	39
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A,
6.000%, 7–1–44	250	192
PR Elec Power Auth, Power Rev Rfdg Bonds, Ser VV (Insured by FGIC),
5.250%, 7–1–35	120	128

MUNICIPAL BONDS (Continued)	Principal	Value
Puerto Rico (Continued)
PR Elec Power Auth, Power Rev Rfdg Bonds, Ser VV (Insured by MBIA),
5.250%, 7–1–29	$60	$64
PR Hwy and Trans Auth, Trans Rev Rfdg Bonds, Ser 2007N,
5.250%, 7–1–32	95	101
PR Sales Tax Fin Corp., Sales Tax Rev Bonds, Sr Ser 2011C,
5.000%, 8–1–46 (B)	100	53

		577

Virgin Islands – 0.4%
VI Pub Fin Auth, Sub Rev Bonds (VI Matching Fund Loan Note-Cruzan Proj), Ser 2009A,
5.000%, 10–1–29	100	70

TOTAL MUNICIPAL BONDS – 88.6%		$16,036
(Cost: $15,790)

SHORT-TERM SECURITIES
Commercial Paper (C) – 4.0%
J.M. Smucker Co. (The),
1.390%, 10–2–17	715	715

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 1.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (D)	$240	$240

Municipal Obligations – 4.8%
CA GO Bonds, Ser 2004B6 (GTD by U.S. Bank N.A.) (BVAL plus 7 bps),
0.890%, 10–7–17 (D)	375	375
WI Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Wausau Hosp, Inc.), Ser 1998B (GTD by JPMorgan Chase Bank N.A.) (BVAL plus 25 bps),
0.970%, 10–7–17 (D)	500	500

		875

TOTAL SHORT-TERM SECURITIES – 10.1%		$1,830
(Cost: $1,830)

TOTAL INVESTMENT SECURITIES – 98.7%		$17,866
(Cost: $17,620)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.3%		232

NET ASSETS – 100.0%		$18,098

Notes to Schedule of Investments

(A)	Zero coupon bond.

(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(C)	Rate shown is the yield to maturity at September 30, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$16,036	$—
Short-Term Securities	—	1,830	—
Total	$—	$17,866	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

BAMAC = Build America Mutual Assurance Co.

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FGIC = Financial Guaranty Insurance Co.

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

MBIA = Municipal Bond Insurance Association

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	51

MANAGEMENT DISCUSSION	IVY CROSSOVER CREDIT FUND

(UNAUDITED)

Below, Rick Perry, portfolio manager of the Ivy Crossover Credit Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. He has managed the Fund since its inception on April 3, 2017, and has 24 years of industry experience.

Fiscal Year Performance

For the Period ending September 30, 2017
Ivy Crossover Credit Fund
(Class A shares at net asset value)	3.51%*
Ivy Crossover Credit Fund
(Class A shares including sales charges)	-2.44%*

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Corporate Bond Index	3.58%*
(generally reflects the performance of securities representing the investment grade, fixed-rate, taxable corporate bond market)
Lipper Corporate Debt Funds BBB-Rated Funds Universe Average	3.21%*
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

*Performance is since inception, which is April 3, 2017.

The Ivy Crossover Credit Fund produced a net return of 3.51% for the period April 3, 2017, to September 30, 2017, which underperformed the Bloomberg Barclays U.S. Corporate Bond Index by 7 basis points, if sales charges are not taken into consideration. The Fund outperformed the Lipper Corporate Debt Funds BBB-Rated peer universe average by 30 basis points for the same period.

The Fund ended the fiscal year positioned with a slightly shorter duration than its benchmark index (7.4 years versus 7.5 years). The Fund was positioned relatively close to the benchmark throughout the fiscal year, as making significant bets on duration and yield curve shape didn’t seem prudent given the uncertainty associated with the Trump Administration, precise timing of the Fed’s short-term interest rate decisions, and unpredictable Central Bank policies outside of the U.S. The Fund’s performance relative to the benchmark was not materially impacted by overall duration positioning. The Treasury yield curve flattened throughout the six months ended September 30, 2017. A common measure of the shape of the yield curve is the spread between 2-year Treasuries and 10-year Treasuries. This measure was 109 basis points at the inception of the Fund (April 3, 2017) and flattened to 85 basis points by September 30, 2017. The Fund was positioned to benefit from the yield curve flattening throughout the period. The shape of the yield curve going forward will largely be determined by the market’s expectations of Federal Reserve Bank (Fed) short-term interest rate moves, other Central Bank policies, inflation and longer term economic growth expectations.

Given the tight spread differential between BBB and BB rated credits at year end, more conservative positioning within the crossover market continued to be the most prudent strategy. The underlying rationale behind this decision was that the credit market is not properly compensating investors for taking excess credit risk. Debt-to-cash flow for investment-grade-rated credit is near an all-time high due to the unprecedented amounts of new issuance that has occurred over the last several years. Thus far, the market has overlooked the build-up of leverage as demand for yield has dominated fundamentals. Our view is that, at some point in the future, the increased balance sheet leverage will likely create a significant amount of downgrades from investment grade to high yield. When the downgrade cycle occurs, better risk-reward opportunities in the crossover market should develop. The overall credit quality of the Fund at the end of the third quarter was “BBB” and 92% of the Fund’s individual bonds were rated “BBB” or higher by Standard & Poor’s. Cash equivalents was just above 2% at quarter end, which is in the average expected range of Fund assets (2-5%).

At the end of the fiscal year, the Ivy Crossover Credit Fund was invested in 44 different names, with the largest investment in any single name sitting at roughly 4% of the Fund’s assets. Under normal circumstances, expectations are that the Fund will hold 30 to 50 names. The effective duration of the Fund at the end of the third quarter was 7.4 years, which was essentially neutral versus the benchmark. Approximately 93% of Fund investments had an effective duration of 10 years or less at fiscal year-end. The Fund’s biggest sector exposures at year-end were banking (18%), energy (13%), consumer cyclicals (12%), and communications (12%).

52	ANNUAL REPORT	2017

Outlook

As has been the case for several quarters, Central Bank policies inside and outside of the U.S. continues to have a profound impact on the U.S. credit market. The demand for positive yield from foreign investors is providing an opportunity for U.S. companies to borrow (issue bonds) at very attractive rates. Although the foreign demand provides a short-term boost to the credit market, it is uncertain how stable this demand will prove to be over the longer-term. Credit metrics for U.S. companies, such as leverage and interest coverage, have been eroding for several quarters, as more corporate bonds are issued to meet demand. Should foreign investors reduce their appetite for U.S. credit, the credit market could experience some weakness. However, in the near-term, as long as yield differentials between the U.S. and the rest of the world remain at elevated levels, U.S. rates are not expected to go materially higher. Longer-term it seems likely that the yield differential may get smaller as Central Bank policies converge over time. The Fed has repeatedly stated its desire to raise the Fed funds rate at a measured pace. Should the Fed execute on its stated goal of a gradual pace for short-term interest rate hikes, the yield curve is expected to continue to flatten throughout the coming months. However, if the Fed acts inconsistently with market expectations, the financial markets could experience some volatility in 2018.

There are many indications that the financial markets are in the late stages of the credit cycle that has lasted since the Great Recession. Therefore, conservative positioning within the credit market seems to be a prudent strategy in the coming months. The risk-reward relationship in fixed income does not appear to be very compelling currently. In general, investors are not getting adequately compensated for taking excess risk as the market appears to be rich/over-bought to some degree. The financial markets have had a “risk-on” sentiment for an extended time period, at least partially fueled by global investors’ quest for yield in a very low yield environment. How the credit markets react to potentially higher interest rates is perhaps the biggest risk to market stability in coming months.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Fixed income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Crossover Credit Fund.

2017	ANNUAL REPORT	53

PORTFOLIO HIGHLIGHTS	IVY CROSSOVER CREDIT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	97.4%
Corporate Debt Securities	95.8%
Asset-Backed Securities	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.6%

Quality Weightings

Investment Grade	95.1%
A	3.9%
BBB	91.2%
Non-Investment Grade	2.3%
BB	2.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.6%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

54	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CROSSOVER CREDIT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N(4)	Class R	Class Y
1-year period ended 9-30-17	—	—	—	—	—	—
5-year period ended 9-30-17	—	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—	—
Since Inception of Class through 9-30-17(5)	-2.44%	0.86%	3.72%	3.72%	3.29%	3.51%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	4-3-17 for Class A shares, 4-3-17 for Class E shares, 4-3-17 for Class I shares, 4-3-17 for Class N shares, 4-3-17 for Class R shares and 4-3-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2017

ASSET-BACKED SECURITIES	Principal	Value
AerCap Ireland Capital Designated Activity Co. and AerCap Global Aviation Trust,
3.650%, 7–21–27	$250	$249
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
3.500%, 5–26–22	250	256

TOTAL ASSET-BACKED SECURITIES – 1.6%		$505
(Cost: $502)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.5%
Coach, Inc.,
4.125%, 7–15–27	500	502

Auto Parts & Equipment – 2.3%
Lear Corp.,
3.800%, 9–15–27	750	747

Automobile Manufacturers – 0.8%
General Motors Co.,
4.200%, 10–1–27	250	254

Broadcasting – 3.9%
Discovery Communications LLC:
2.950%, 3–20–23	1,000	1,001
3.950%, 3–20–28	250	249

		1,250

Hotels, Resorts & Cruise Lines – 3.1%
Wyndham Worldwide Corp.,
4.500%, 4–1–27	1,000	1,003

Internet & Direct Marketing Retail – 1.5%
Expedia, Inc.,
3.800%, 2–15–28 (A)	500	495

Restaurants – 3.1%
Darden Restaurants, Inc.,
3.850%, 5–1–27	1,000	1,019

Total Consumer Discretionary – 16.2%		5,270
Consumer Staples

Distillers & Vintners – 3.9%
Constellation Brands, Inc.:
3.700%, 12–6–26	1,000	1,022
4.500%, 5–9–47	250	262

		1,284

Food Distributors – 2.3%
McCormick & Co., Inc.,
3.150%, 8–15–24	750	756

Household Products – 3.1%
Clorox Co. (The),
3.100%, 10–1–27	1,000	995

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 2.3%
Smithfield Foods, Inc.,
2.650%, 10–3–21 (A)	$750	$749

Total Consumer Staples – 11.6%		3,784
Energy

Oil & Gas Exploration & Production – 7.8%
Canadian Natural Resources Ltd.,
3.850%, 6–1–27	750	758
Cimarex Energy Co.,
3.900%, 5–15–27	1,000	1,020
EQT Corp.,
3.000%, 10–1–22	750	751

		2,529

Oil & Gas Storage & Transportation – 8.1%
Energy Transfer Partners L.P.,
4.900%, 3–15–35	375	373
Kinder Morgan, Inc.,
3.150%, 1–15–23	500	502
Plains All American Pipeline L.P. and PAA Finance Corp.,
4.500%, 12–15–26	250	254
Sunoco Logistics Partners Operations L.P. (GTD by Energy Transfer Partners L.P.),
4.000%, 10–1–27	1,000	996
Williams Partners L.P.,
3.750%, 6–15–27	500	499

		2,624

Total Energy – 15.9%		5,153
Financials

Consumer Finance – 3.1%
Capital One Financial Corp.,
3.750%, 7–28–26	250	248
Discover Bank,
3.450%, 7–27–26	500	491
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.450%, 4–10–22	250	254

		993

Diversified Banks – 8.7%
Banco Santander S.A.,
3.500%, 4–11–22	250	256
Bank of America Corp.:
4.200%, 8–26–24	500	525
4.000%, 1–22–25	750	776
Barclays plc,
4.836%, 5–9–28	750	777
Synchrony Bank,
3.000%, 6–15–22	250	250
Wells Fargo & Co.,
3.584%, 5–22–28	250	253

		2,837

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage – 7.8%
E*TRADE Financial Corp.,
2.950%, 8–24–22	$1,000	$1,002
Goldman Sachs Group, Inc. (The):
3.272%, 9–29–25	500	500
4.250%, 10–21–25	500	521
Morgan Stanley,
3.591%, 7–22–28	500	501

		2,524

Life & Health Insurance – 0.7%
Brighthouse Financial, Inc.,
3.700%, 6–22–27 (A)	250	245

Other Diversified Financial Services – 4.7%
Citigroup, Inc.,
4.450%, 9–29–27	500	529
JPMorgan Chase & Co.,
3.625%, 12–1–27	1,000	1,002

		1,531

Total Financials – 25.0%		8,130
Industrials

Aerospace & Defense – 1.6%
BAE Systems Holdings, Inc.,
3.850%, 12–15–25 (A)	500	518

Electrical Components & Equipment – 1.5%
Arrow Electronics, Inc.,
3.250%, 9–8–24	500	494

Total Industrials – 3.1%		1,012
Information Technology

Communications Equipment – 3.2%
L-3 Communications Corp.,
3.850%, 12–15–26	1,000	1,037

Electronic Components – 2.3%
Maxim Integrated Products, Inc.,
3.450%, 6–15–27	750	754

Total Information Technology – 5.5%		1,791
Materials

Diversified Metals & Mining – 3.1%
Anglo American Capital plc,
3.625%, 9–11–24 (A)	1,000	997

Total Materials – 3.1%		997
Real Estate

Retail REITs – 3.1%
DDR Corp.:
3.900%, 8–15–24	500	502
4.700%, 6–1–27	500	515

		1,017

56	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs – 3.9%
Crown Castle International Corp.:
3.200%, 9–1–24	$250	$249
4.750%, 5–15–47	1,000	1,021

		1,270

Total Real Estate – 7.0%		2,287
Telecommunication Services

Integrated Telecommunication Services – 3.9%
AT&T, Inc.:
3.400%, 5–15–25	500	492
4.900%, 8–14–37	750	759

		1,251

Total Telecommunication Services – 3.9%		1,251

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Multi-Utilities – 4.5%
Dominion Resources, Inc.,
2.850%, 8–15–26	$1,000	$962
EDP Finance B.V.,
3.625%, 7–15–24 (A)	500	504

		1,466

Total Utilities – 4.5%		1,466

TOTAL CORPORATE DEBT SECURITIES – 95.8%		$31,141
(Cost: $30,831)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 3.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (B)	$1,017	$1,017

TOTAL SHORT-TERM SECURITIES – 3.1%		$1,017
(Cost: $1,017)

TOTAL INVESTMENT SECURITIES – 100.5%		$32,663
(Cost: $32,350)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.5)%		(155)

NET ASSETS – 100.0%		$32,508

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $3,508 or 10.8% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$505	$—
Corporate Debt Securities	—	31,141	—
Short-Term Securities	—	1,017	—
Total	$—	$32,663	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	57

MANAGEMENT DISCUSSION	IVY IG INTERNATIONAL SMALL CAP FUND

(UNAUDITED)

Ivy IG International Small Cap Fund is sub-advised by I.G. International Management Limited, which delegates to its subsidiary, I.G. Investment Management (Hong Kong) Limited, for additional portfolio management responsibilities. References to I.G. International Management Limited include both entities.

Below, Martin Fahey, CFA and Bryan Mattei, CFA, portfolio managers of Ivy IG International Small Cap Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. Mr. Fahey has 29 years of industry experience and Mr. Mattei has 11 years of industry experience. Both portfolio managers have managed the Fund since its inception on January 10, 2017.

Fiscal Year Performance*

For the Period Ended Sept. 30, 2017
Ivy IG International Small Cap Fund
(Class A shares at net asset value)	20.60%
Ivy IG International Small Cap Fund
(Class A shares including sales load)	13.67%

Benchmark(s) and/or Lipper Category
MSCI EAFE Small Cap Index	23.61%
(generally reflects the performance of small-cap securities in Europe, Australia and the Far East)
Lipper International Small/Mid-Cap Growth Funds Universe Average	25.00%
(generally reflects the performance of the universe of funds with similar investment objectives)

*Performance stated is from Fund inception on Jan. 10, 2017 to Sept. 30, 2017.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

A year in review

International markets delivered positive returns for the fiscal year ended September 30, 2017. The falling U.S. dollar provided a positive driver to international equity performance in U.S. dollar terms. The strength of the euro was one of the more significant macro surprises over the fiscal year, driven in part by a reversal of overly negative sentiment in late 2016, but also reflecting the improving domestic recovery underway across the eurozone.

Across international equities, the outperformance of small-cap equities has been significant over the fiscal year. Small-cap outperformance has been particularly evident across both Europe and Japan.

Politics remained center stage over the period, with the victory of Emmanuel Macron in the French election taken positively by markets. In the U.K., the conservative party called a snap election to bolster their support ahead of Brexit negotiations. The strong showing of the Labour party left the conservatives short of a majority, and Prime Minister May under further pressure as a result. The September election in Germany had less of a market impact as Angela Merkel now enters her fourth term, albeit in the form of a coalition government.

Geopolitical tensions were elevated as North Korea fired an intercontinental ballistic missile, and subsequently fired a missile over Japan’s Hokkaido Island. The result included fresh U.S. sanctions as well as some strong rhetoric from President Trump.

Performance for the year

The Fund underperformed the benchmark and peer group average for the fiscal year ended September 30, 2017. Underperformance was primarily driven by poor stock selection in financials and real estate, though sector allocation was a slight relative contributor. At the sector level, an overweight allocation to information technology and underweight allocations to real estate as well as energy benefitted performance. On the other hand, an overweight allocation to consumer discretionary and underweight allocation to utilities detracted. At a stock level, Aurelius Equity Opportunities SE & Co. KGaA, Ichicgo, Inc. and Almirall S.A. were top relative detractors for the period. The Fund no longer holds Aurelius Equity Opportunities. That said, stock selection was positive within the information technology, consumer discretionary and industrials sectors, with Daifuku Co. Ltd., Ubisoft Entertainment S.A. and Duerr AG driving relative gains. The Fund’s cash balance, which averaged slightly more than 5% of Fund net assets, detracted from performance in a rising market.

58	ANNUAL REPORT	2017

Outlook

We continue to believe the improved outlook for global growth is supportive for international equities, as historically both European and Japanese markets have tended to outperform during such periods. Within Europe, the Fund remains overweight growth areas within the technology and consumer space, while maintaining the pre-Brexit underweight to the U.K. We continue to see a number of improving factors in Europe such as a return to positive loan growth, falling unemployment and improving economic lead indicators. The Fund has significant country overweights in Germany, France and Ireland.

Within Asia, the Fund added to its strategic overweight in Japan. As this market has lagged over the last year, we are encouraged by sustained positive earnings momentum, robust macro data and overseas investor positioning. We used the period of weakness in September to add to our overweight, largely within consumer discretionary. The Japan snap election, called for late September, represents a small tail risk to this position, but we see the balance of probability favoring an outcome of continued, if not intensified, growth-positive policy reforms and no material fiscal or monetary tightening.

The Fund remains underweight Australia as we see numerous challenges facing the economy; some of this view relates to an easing of growth expectations for Chinese commodity demand, to which Australia remains quite exposed. Exposure to Australian consumer discretionary has been reduced following a review of the retail sector. Our Hong Kong and China exposure remains export and consumer led, rather than dependent upon a continuation of state-funded capital projects to drive gross domestic product growth.

We will continue to search for opportunities at a company level where we believe the growth opportunity is not fully recognized by the market. Given the strong performance of markets on a year-to-date basis, the risk of short-term corrections is always present; however, we believe the portfolio is well positioned across our holdings of well-managed companies with strong growth prospects that trade at attractive valuations.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Investing in small-cap stocks may carry more risk than investing in stocks of larger more well-established companies. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy IG International Small Cap Fund’s performance.

2017	ANNUAL REPORT	59

PORTFOLIO HIGHLIGHTS	IVY IG INTERNATIONAL SMALL CAP FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	96.1%
Industrials	19.6%
Consumer Discretionary	19.5%
Information Technology	15.3%
Materials	9.8%
Financials	9.6%
Real Estate	8.0%
Energy	5.0%
Health Care	4.9%
Consumer Staples	3.2%
Utilities	1.2%
Rights	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.7%

Country Weightings

Europe	54.4%
Germany	12.1%
France	10.8%
United Kingdom	9.9%
Ireland	6.5%
Isle Of Man	4.3%
Other Europe	10.8%
Pacific Basin	41.9%
Japan	32.4%
Australia	4.7%
Other Pacific Basin	4.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Teleperformance SE	France	Industrials	Research & Consulting Services
Rubis Group	France	Energy	Oil & Gas Storage & Transportation
Dalata Hotel Group plc	Ireland	Consumer Discretionary	Hotels, Resorts & Cruise Lines
OSG Corp.	Japan	Industrials	Industrial Machinery
Matsumotokiyoshi Holdings Co. Ltd.	Japan	Consumer Staples	Drug Retail
Nifco, Inc.	Japan	Consumer Discretionary	Auto Parts & Equipment
TechnoPro Holdings, Inc.	Japan	Real Estate	Industrial REITs
GVC Holdings plc	Isle Of Man	Consumer Discretionary	Casinos & Gaming
Sopra Steria Group S.A.	France	Information Technology	IT Consulting & Other Services
Ryohin Keikaku Co. Ltd.	Japan	Consumer Discretionary	General Merchandise Stores

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

60	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY IG INTERNATIONAL SMALL CAP FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N(4)	Class Y
1-year period ended 9-30-17	—	—	—	—	—
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(5)	13.67%	19.00%	20.90%	20.90%	20.60%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	1-10-17 for Class A shares, 1-10-17 for Class C shares, 1-10-17 for Class I shares, 1-10-17 for Class N shares and 1-10-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS	IVY IG INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS	Shares		Value
Australia

Consumer Discretionary – 1.0%
Ardent Leisure Group	300		$429

Energy – 0.7%
Santos Ltd.	95		299

Information Technology – 1.0%
carsales.com Ltd.	44		441

Materials – 0.8%
Evolution Mining Ltd.	201		348

Utilities – 1.2%
Spark Infrastructure Group	267		529

Total Australia – 4.7%			2,046
Austria

Industrials – 0.8%
Andritz AG	6		337

Total Austria – 0.8%			337
Belgium

Materials – 1.1%
Tessenderlo Chemie N.V. (A)	10		495

Total Belgium – 1.1%			495
China

Consumer Discretionary – 1.6%
Global Brands Group Holding Ltd. (A)	3,180		305
Man Wah Holdings Ltd.	431		386

			691

Industrials – 0.8%
Zhuzhou CSR Times Electric Co. Ltd., H Shares	64		361

Total China – 2.4%			1,052
France

Consumer Discretionary – 1.0%
Faurecia S.A.	6		439

Energy – 2.1%
Rubis Group	14		923

Financials – 0.7%
FFP S.A.	—	*	6
Rothschild & Co.	8		298

			304

Industrials – 3.4%
Alstom	10		430
Teleperformance SE	7		1,026

			1,456

COMMON STOCKS (Continued)	Shares	Value
Information Technology – 3.6%
Sopra Steria Group S.A.	4	$768
Ubisoft Entertainment S.A. (A)	11	749

		1,517

Total France – 10.8%		4,639
Germany

Consumer Discretionary – 0.6%
TAKKT AG	10	238

Financials – 0.8%
FinTech Group AG (A)	14	346

Health Care – 1.5%
MagForce AG (A)	26	236
Sartorius AG	5	436

		672

Industrials – 2.4%
Duerr AG	5	705
JOST Werke AG (A)	7	313

		1,018

Information Technology – 2.6%
Dialog Semiconductor plc (A)	11	499
Software AG	5	261
United Internet AG	6	358

		1,118

Materials – 1.2%
Aurubis AG	4	338
Biotechnology Research and Information Network AG (A)	8	177

		515

Total Germany – 9.1%		3,907
Hong Kong

Industrials – 0.7%
Pacific Basin Shipping Ltd.	1,386	312

Total Hong Kong – 0.7%		312
Ireland

Consumer Discretionary – 2.0%
Dalata Hotel Group plc (A)	132	861

Consumer Staples – 1.3%
Total Produce plc	208	564

Health Care – 1.3%
UDG Healthcare plc	49	562

Industrials – 0.7%
Kingspan Group plc	7	284

COMMON STOCKS (Continued)	Shares	Value
Materials – 1.2%
Smurfit Kappa Group plc	16	$508

Total Ireland – 6.5%		2,779
Isle Of Man

Consumer Discretionary – 1.9%
GVC Holdings plc	72	795

Energy – 1.1%
Playtech plc	37	453

Information Technology – 1.3%
Paysafe Group plc (A)	70	547

Total Isle Of Man – 4.3%		1,795
Italy

Financials – 0.3%
Mediobanca S.p.A.	14	146

Industrials – 1.2%
Prysmian S.p.A.	15	505

Total Italy – 1.5%		651
Japan

Consumer Discretionary – 6.5%
Hitachi Maxwell Ltd.	24	548
NGK Spark Plug Co. Ltd.	30	630
Nifco, Inc.	13	818
Ryohin Keikaku Co. Ltd.	3	766

		2,762

Consumer Staples – 1.9%
Matsumotokiyoshi Holdings Co. Ltd.	12	823

Energy – 1.1%
Nippon Gas Co. Ltd.	15	472

Financials – 3.4%
Gunma Bank Ltd. (The)	62	383
Hiroshima Bank Ltd. (The)	62	505
Suruga Bank Ltd.	26	561

		1,449

Health Care – 1.2%
Nippon Shinyaku Co. Ltd.	7	514

Industrials – 5.9%
Daifuku Co. Ltd.	14	699
Hoshizaki Electric Co. Ltd.	6	484
OSG Corp.	38	853
Tsubaki Nakashima Co. Ltd.	25	530

		2,566

Information Technology – 4.7%
Alps Electric Co. Ltd.	20	533
DISCO Corp.	2	366
SCSK Corp.	14	577

62	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY IG INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
Shimadzu Corp.	29		$571

			2,047

Materials – 2.6%
Maruichi Steel Tube Ltd.	18		509
Zeon Corp.	47		609

			1,118

Real Estate – 5.1%
GLP J-REIT	1		558
Ichigo, Inc.	152		520
Kenedix Office Investment Corp.	—	*	292
TechnoPro Holdings, Inc.	17		796

			2,166

Total Japan – 32.4%			13,917
Jersey

Information Technology – 1.2%
XLMedia plc	263		502

Total Jersey – 1.2%			502
Luxembourg

Real Estate – 0.9%
Grand City Properties S.A.	18		374

Total Luxembourg – 0.9%			374
Netherlands

Information Technology – 0.9%
ASM International N.V.	6		398

Materials – 1.3%
Royal DSM Heerlen	7		562

Total Netherlands – 2.2%			960
Singapore

Real Estate – 1.5%
Manulife U.S. REIT	694		635

Total Singapore – 1.5%			635

COMMON STOCKS (Continued)	Shares	Value
Spain

Consumer Discretionary – 1.1%
Telepizza Group S.A.(A)	85	$488

Health Care – 0.4%
Almirall S.A.	15	157

Total Spain – 1.5%		645
Sweden

Consumer Discretionary – 0.8%
Dometic Group AB	40	341

Total Sweden – 0.8%		341
Switzerland

Financials – 0.8%
Helvetia Holding AG	1	350

Total Switzerland – 0.8%		350
United Kingdom

Consumer Discretionary – 3.0%
Bellway plc	12	526
Coats Group plc	386	404
Merlin Entertainments plc	73	399

		1,329

Financials – 3.6%
Arrow Global Group plc	39	221
Direct Line Insurance Group plc	75	367
St. James’s Place plc	20	304
TP ICAP plc	88	621

		1,513

Industrials – 2.5%
Diploma plc	39	555
National Express Group plc	59	278
Ultra Electronics Holdings plc	8	199

		1,032

Materials – 0.3%
Randgold Resources Ltd.	1	120

COMMON STOCKS (Continued)	Shares	Value
Real Estate – 0.5%
Great Portland Estates plc	30	$244

Total United Kingdom – 9.9%		4,238

TOTAL COMMON STOCKS – 93.1%		$39,975
(Cost: $34,201)

PREFERRED STOCKS
Germany

Health Care – 0.5%
Dragerwerk AG & Co. KGaA	2	201

Industrials – 1.2%
Sixt SE	9	533

Materials – 1.3%
Fuchs Petrolub SE	9	540

TOTAL PREFERRED STOCKS – 3.0%		$1,274
(Cost: $939)

RIGHTS
Singapore

Real Estate – 0.2%
Manulife U.S. REIT	276	61

TOTAL RIGHTS – 0.2%		$61
(Cost: $43)

SHORT-TERM SECURITIES	Principal
Master Note – 4.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.450%, 10-4-17 (B)	$1,875	1,875

TOTAL SHORT-TERM SECURITIES – 4.4%		$1,875
(Cost: $1,875)

TOTAL INVESTMENT SECURITIES – 100.7%		$43,185
(Cost: $37,058)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(313)

NET ASSETS – 100.0%		$42,872

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

2017	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	IVY IG INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2017

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$39,975	$—	$—
Preferred Stocks	1,274	—	—
Rights	—	61	—
Short-Term Securities	—	1,875	—
Total	$41,249	$1,936	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

Market Sector Diversification
(as a % of net assets)
Industrials	19.6%
Consumer Discretionary	19.5%
Information Technology	15.3%
Materials	9.8%
Financials	9.6%
Real Estate	8.2%
Energy	5.0%
Health Care	4.9%
Consumer Staples	3.2%
Utilities	1.2%
Other+	3.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

64	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Ivy Pictet Emerging Markets Local Currency Debt Fund is managed overall by Ivy Investment Management Company, which has retained Pictet Asset Management (Pictet) to sub-advise the Fund. Below, Simon Lue-Fong of Pictet, the portfolio manager of the fund, discusses positioning, performance and results for the fiscal year ended September 30, 2017. He has managed the Fund since inception in 2014 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 months ended Sept. 30, 2017
Ivy Pictet Emerging Markets Local Currency Debt Fund
(Class A shares at net asset value)	2.82%
Ivy Pictet Emerging Markets Local Currency Debt Fund
(Class A shares including sales load)	-3.07%

Benchmark(s) and/or Lipper Category
J.P. Morgan GBI-EM Global Diversified Total Return Index	7.32%
(generally reflects the performance of the global debt market in emerging countries)
Lipper Emerging Markets Local Currency Debt Funds Universe Average	6.81%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

A volatile year

The Fund underperformed its benchmark and peer group average for the fiscal year ended September 30, 2017. This was primarily the result of active underweights to emerging-market currencies. We believed a stronger U.S. dollar theme, continued slow global growth and low commodity prices were macro headwinds. We also believed key emerging-market countries continued to face challenges in terms of growth, political issues, credit ratings, lack of structural reforms, and in some cases, corruption scandals. Brazil, Turkey and South Africa are key examples. In addition, active underweight positions to local rates, implemented before and during the spike higher in global yields following the election of the new U.S. President in November 2016, detracted from performance. We kept the active underweight positions as we expected further outflows and higher yields in the months following, but markets unexpectedly retraced, which resulted in the reduction of the active underweights.

Portfolio strategy

Overall, the Fund is mostly neutral emerging-market currencies, but we have become more constructive with underweights representing short-term tactical positions and overweights likely to be more strategic. We have a small overweight to local rates, which is supported by continued low global yields and a commitment to pro-growth monetary policies in most emerging-market countries on the back of low inflation. In currencies, we remain more neutral in Asia, as manufacturing and growth have been more stable and are mostly benefiting from lower commodity prices. Conversely, we remain cautious on those vulnerable currencies more linked to commodities, sluggish growth and political issues. Key examples include the South African rand, Russian ruble and Brazilian real. In local rates, we remain fairly constructive on Asia. Monetary policy is either on hold or there is an easing bias, as in Thailand, where demand from local investors is also supportive. We are likely to maintain a neutral to small underweight position in Eastern European local rates as yields are at very low levels, with the general monetary policy easing bias coming to an end.

Outlook

Currently, we feel investor sentiment has become more cautious, with geopolitical issues surrounding North Korea, continued concerns about oil prices and less accommodative central bank policies. We believe the market is ahead of itself and is due for a correction. At the same time, the pace of improvements in emerging-market data started to slow, even though it remained robust. While it is true that emerging-market exports have seen the best rebound in years, retail sales have seen little pick-up overall and manufacturing in commodity-exporting markets remains challenged. While we expect U.S. Treasury yields to be range-bound, we could see a renewed stronger U.S. dollar putting pressure on the asset class. We believe disinflation in emerging markets is mostly at an end, though we could see more interest rate cuts in Latin America, Russia and, potentially, Asia, which presents opportunities. The big picture is that we believe the long-term prospects remain attractive compared with other fixed-income asset classes.

2017	ANNUAL REPORT	65

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise, especially securities with longer maturities. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. The Fund may seek to manage exposure to various foreign currencies, which may involve additional risks. The value of securities, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates or exchange control regulations. Investing in foreign securities involves a number of risks that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, such as greater price volatility; comparatively weak supervision and regulation of securities exchanges, fluctuation in foreign currency exchange rates and related conversion costs, adverse foreign tax consequences, or different and/or less stringent financial reporting standards. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns. Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money. The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Pictet Emerging Markets Local Currency Debt Fund’s performance.

66	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	80.5%
Other Government Securities	80.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	19.5%

Quality Weightings

Investment Grade	63.1%
AA	2.2%
A	19.2%
BBB	41.7%
Non-Investment Grade	17.4%
BB	5.3%
B	5.4%
Non-rated	6.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	19.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Lipper Rankings

Category: Emerging Markets Local Currency Debt Funds	Rank	Percentile
1 Year	91/94	96
3 Year	39/80	49

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

South America	30.2%
Chile	6.2%
Uruguay	5.5%
Argentina	5.4%
Brazil	5.2%
Columbia	4.0%
Peru	3.9%
Pacific Basin	23.3%
Thailand	5.3%
Turkey	5.0%
Malaysia	4.4%
Indonesia	4.2%
Philippines	4.1%
Other Pacific Basin	0.3%
Europe	17.9%
Hungary	3.8%
Russia	3.8%
Romania	3.7%
Other Europe	6.6%
North America	5.0%
Mexico	5.0%
Other	4.1%
South Africa	4.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	19.5%

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective April 3, 2017, the name of Ivy Emerging Markets Local Currency Debt Fund has changed to Ivy Pictet Emerging Markets Local Currency Debt Fund.

2017	ANNUAL REPORT	67

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class N(4)	Class R	Class Y
1-year period ended 9-30-17	-3.07%	2.09%	0.32%	3.14%	3.14%	2.62%	2.93%
5-year period ended 9-30-17	—	—	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—	—	—
Since Inception of Class through 9-30-17(5)	-2.78%	-1.80%	-1.79%	-0.82%	1.87%	-1.31%	-1.05%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	4-30-14 for Class A shares, 4-30-14 for Class C shares, 4-30-14 for Class E shares, 4-30-14 for Class I shares, 1-30-15 for Class N shares, 4-30-14 for Class R shares and 4-30-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

68	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2017

OTHER GOVERNMENT SECURITIES (A)	Principal		Value
Argentina – 5.4%
Republic of Argentina:
21.200%, 9–19–18 (B)	ARS	350	$20
18.200%, 10–3–21 (B)		43,554	2,611
16.000%, 10–17–23 (B)		18,971	1,149
15.500%, 10–17–26 (B)		41,832	2,600

			6,380

Brazil – 5.2%
Brazil Letras do Tesouro Nacional:
0.000%, 1–1–18 (B)(C)	BRL	2,990	927
0.000%, 7–1–18 (B)(C)		3,700	1,111
0.000%, 1–1–19 (B)(C)		600	174
0.000%, 7–1–20 (B)(C)		1,000	253
Brazil Notas do Tesouro Nacional:
10.000%, 1–1–21 (B)		2,822	924
10.000%, 1–1–23 (B)		2,970	967
10.000%, 1–1–25 (B)		2,059	668
10.000%, 1–1–27 (B)		3,571	1,150

			6,174

Chile – 6.2%
Chile Bonos Tesoreria:
4.500%, 2–28–21 (B)	CLP	865,000	1,388
4.500%, 3–1–26 (B)		1,690,000	2,667
5.000%, 3–1–35 (B)		815,000	1,298
Republic of Chile
5.500%, 8–5–20 (B)		1,241,000	2,057

			7,410

Columbia – 4.0%
Colombian TES:
7.000%, 5–4–22 (B)	COP	1,980,000	698
10.000%, 7–24–24 (B)		1,575,000	644
7.500%, 8–26–26 (B)		2,779,000	1,006
6.000%, 4–28–28 (B)		2,646,500	860
7.750%, 9–18–30 (B)		2,722,600	1,010
7.000%, 6–30–32 (B)		1,600,000	547

			4,765

Czech Republic – 3.3%
Czech Republic Government Bond:
0.450%, 10–25–23 (B)	CZK	13,300	602
2.400%, 9–17–25 (B)		2,400	122
1.000%, 6–26–26 (B)		34,630	1,564
2.500%, 8–25–28 (B)		27,700	1,406
0.950%, 5–15–30 (B)		5,000	212

			3,906

Hungary – 3.8%
Hungary Government Bond:
4.000%, 4–25–18 (B)	HUF	90,000	349
6.500%, 6–24–19 (B)		24,000	101
3.500%, 6–24–20 (B)		100,000	412
7.000%, 6–24–22 (B)		198,250	953
1.750%, 10–26–22 (B)		66,000	256
6.000%, 11–24–23 (B)		67,240	321

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Hungary (Continued)
5.500%, 6–24–25 (B)	HUF	273,510	$1,274
3.000%, 10–27–27 (B)		210,000	825

			4,491

India – 0.3%
Housing Development Finance Corp. Ltd.
6.875%, 4–30–20 (B)	INR	20,000	303

Indonesia – 4.2%
Indonesia Government Bond:
9.000%, 3–15–29 (B)	IDR	4,990,000	435
8.375%, 3–15–34 (B)		51,838,000	4,237
8.750%, 2–15–44 (B)		4,600,000	388

			5,060

Malaysia – 4.4%
Malaysia Government Bond:
3.260%, 3–1–18 (B)	MYR	2,040	484
3.580%, 9–28–18 (B)		4,300	1,023
3.759%, 3–15–19 (B)		1,360	325
3.654%, 10–31–19 (B)		1,700	405
3.492%, 3–31–20 (B)		580	138
4.048%, 9–30–21 (B)		390	94
3.882%, 3–10–22 (B)		1,690	405
3.418%, 8–15–22 (B)		1,070	250
4.181%, 7–15–24 (B)		1,250	301
4.232%, 6–30–31 (B)		1,090	254
4.127%, 4–15–32 (B)		122	28
3.844%, 4–15–33 (B)		490	109
4.762%, 4–7–37 (B)		4,930	1,200
4.935%, 9–30–43 (B)		760	183

			5,199

Mexico – 5.0%
Mexican Bonos:
8.500%, 12–13–18 (B)	MXN	52,000	2,903
6.500%, 6–10–21 (B)		12,000	655
10.000%, 12–5–24 (B)		6,095	396
5.750%, 3–5–26 (B)		825	42
7.500%, 6–3–27 (B)		8,826	506
8.500%, 11–18–38 (B)		12,071	755
7.750%, 11–13–42 (B)		13,055	760

			6,017

Peru – 3.9%
Chile Bonos Tesoreria
6.150%, 8–12–32 (B)(D)	PEN	822	265
Republic of Peru:
5.700%, 8–12–24 (B)		538	175
6.350%, 8–12–28 (B)		105	35
6.950%, 8–12–31 (B)		870	301
6.900%, 8–12–37 (B)		5,995	2,059
6.850%, 2–12–42 (B)		5,551	1,833

			4,668

Philippines – 4.1%
Republic of Philippines:
4.950%, 1–15–21 (B)	PHP	63,000	1,276

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Philippines (Continued)
3.900%, 11–26–22 (B)	PHP	15,000	$292
6.250%, 1–14–36 (B)		149,000	3,285

			4,853

Poland – 3.3%
Poland Government Bond:
2.500%, 7–25–18 (B)	PLN	1,380	382
1.750%, 7–25–21 (B)		2,360	631
2.250%, 4–25–22 (B)		1,050	283
4.000%, 10–25–23 (B)		428	124
2.500%, 7–25–26 (B)		3,580	922
2.500%, 7–25–27 (B)		2,730	694
5.750%, 4–25–29 (B)		2,590	871

			3,907

Romania – 3.7%
Romania Government Bond:
3.250%, 1–17–18 (B)	RON	1,600	414
5.750%, 4–29–20 (B)		920	257
5.950%, 6–11–21 (B)		820	235
5.850%, 4–26–23 (B)		5,650	1,634
4.750%, 2–24–25 (B)		4,505	1,224
5.800%, 7–26–27 (B)		2,370	688

			4,452

Russia – 3.8%
Russia Government Bond:
7.000%, 8–16–23 (B)	RUB	40,160	682
7.050%, 1–19–28 (B)		231,184	3,899

			4,581

South Africa – 4.1%
Republic of South Africa:
7.750%, 2–28–23 (B)	ZAR	3,000	220
10.500%, 12–21–26 (B)		2,000	166
6.250%, 3–31–36 (B)		12,303	655
8.500%, 1–31–37 (B)		2,100	139
6.500%, 2–28–41 (B)		2,000	105
8.750%, 1–31–44 (B)		1,900	127
8.750%, 2–28–48 (B)		51,260	3,424

			4,836

Thailand – 5.3%
Thailand Government Bond:
3.875%, 6–13–19 (B)	THB	2,000	62
3.850%, 12–12–25 (B)		25,750	866
2.125%, 12–17–26 (B)		165,900	4,895
3.650%, 6–20–31 (B)		4,440	147
3.775%, 6–25–32 (B)		2,100	70
4.260%, 12–12–37 (B)		7,300	257

			6,297

Turkey – 5.0%
Turkey Government Bond:
6.300%, 2–14–18 (B)	TRY	3,000	826
10.400%, 3–27–19 (B)		860	238
11.100%, 5–15–19 (B)		240	67
9.200%, 9–22–21 (B)		6,250	1,656
7.100%, 3–8–23 (B)		1,000	239

2017	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2017

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Turkey (Continued)
8.800%, 9–27–23 (B)	TRY	3,820	$982
10.400%, 3–20–24 (B)		1,070	297
9.000%, 7–24–24 (B)		1,010	261
8.000%, 3–12–25 (B)		2,280	552
10.600%, 2–11–26 (B)		3,177	887

			6,005

Uruguay – 5.5%
Republica Orient Uruguay:
9.875%, 6–20–22 (B)	UYU	169,832	6,326
8.500%, 3–15–28 (B)		5,202	180

			6,506

TOTAL OTHER GOVERNMENT SECURITIES – 80.5%			$95,810
(Cost: $93,991)

SHORT-TERM SECURITIES	Principal		Value
Commercial Paper (E) – 11.2%
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.)
1.180%, 10–5–17		$3,000	$2,999
McCormick & Co., Inc.
1.341%, 10–4–17		4,000	3,999
Sonoco Products Co.
1.330%, 10–2–17		3,379	3,379
Wisconsin Gas LLC
1.180%, 10–5–17		3,000	2,999

			13,376

Egyptian Treasury Bills – 0.3%
Egyptian Government Treasury Bills
17.681%, 3–1–18 (B)	EGP	7,400	390

SHORT-TERM SECURITIES (Continued)	Principal		Value
Master Note – 4.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
1.450%, 10–4–17 (F)	EGP	5,404	$5,404

TOTAL SHORT-TERM SECURITIES – 16.0%			$19,170
(Cost: $19,162)

TOTAL INVESTMENT SECURITIES – 96.5%			$114,980
(Cost: $113,153)

CASH AND OTHER ASSETS, NET OF LIABILITIES (G)(H) – 3.5%			4,131

NET ASSETS – 100.0%			$119,111

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(B)	Principal and notional amounts are denominated in the indicated foreign currency, where applicable (ARS - Argentine Peso, BRL - Brazilian Real, CLP - Chilean Peso, COP - Columbian Peso, CZK - Czech Koruna, EGP - Egyptian Pound, HUF - Hungarian Forint, IDR - Indonesian Rupiah, INR - Indian Rupee, MXN - Mexican Peso, MYR - Malaysian Ringgit, PEN - Peruvian Neuvo Sol, PHP - Philippine Peso, PLN - Polish Zloty, RON - Romania Leu, RUB - Russian Ruble, SGD - Singapore Dollar, THB - Thai Baht, TRY - Turkish New Lira, UYU - Uruguay Peso and ZAR - South African Rand).

(C)	Zero coupon bond.

(D)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $265 or 0.2% of net assets.

(E)	Rate shown is the yield to maturity at September 30, 2017.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Cash of $260 is held in collateralized accounts for OTC foreign forward currency contracts collateral.

(H)	Cash of $205 is held in collateralized accounts for centrally cleared interest rate swap agreements collateral.

The following over the counter credit default swaps—buy protection(1) were outstanding at September 30, 2017:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
Republic of Korea	Morgan Stanley & Co. International plc	(1.000%)	12-20-21	323	$(5)	$(7)	$2
Republic of Korea	Goldman Sachs International	(1.000%)	12-20-21	148	(2)	(3)	1
Republic of Korea	Citibank N.A.	(1.000%)	12-20-21	73	(1)	(1)	—	*

					$(8)	$(11)	$3

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

70	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2017

(2)	The maximum potential amount the Fund could be required to receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

The following forward foreign currency contracts were outstanding at September 30, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Peruvian New Sol	7,674	U.S. Dollar	2,349	10-2-17	Barclays Capital, Inc.	$—		$3
U.S. Dollar	2,351	Peruvian New Sol	7,674	10-2-17	Barclays Capital, Inc.	—		1
U.S. Dollar	358	Brazilian Real	1,140	10-3-17	Barclays Capital, Inc.	2		—
South African Rand	25,686	U.S. Dollar	1,949	10-5-17	Barclays Capital, Inc.	53		—
U.S. Dollar	2,478	South African Rand	32,969	10-5-17	Barclays Capital, Inc.	—		43
U.S. Dollar	1,332	Malaysian Ringgit	5,712	10-11-17	Barclays Capital, Inc.	21		—
U.S. Dollar	1,684	Colombian Peso	5,038,625	10-17-17	Barclays Capital, Inc.	29		—
U.S. Dollar	401	Turkish New Lira	1,459	10-18-17	Barclays Capital, Inc.	7		—
U.S. Dollar	102	Hungarian Forint	26,000	10-24-17	Barclays Capital, Inc.	—		3
U.S. Dollar	363	Israeli Shekel	1,300	11-13-17	Barclays Capital, Inc.	5		—
Israeli Shekel	1,300	U.S. Dollar	370	1-8-18	Barclays Capital, Inc.	1		—
U.S. Dollar	137	Brazilian Real	430	10-3-17	Citibank N.A.	—		2
Indonesian Rupiah	2,000,000	U.S. Dollar	149	10-4-17	Citibank N.A.	1		—
South African Rand	17,600	U.S. Dollar	1,343	10-5-17	Citibank N.A.	43		—
U.S. Dollar	135	Philippine Peso	6,900	10-5-17	Citibank N.A.	—	*	—
U.S. Dollar	2,969	South African Rand	39,125	10-5-17	Citibank N.A.	—		80
Mexican Peso	11,040	U.S. Dollar	620	10-11-17	Citibank N.A.	15		—
U.S. Dollar	786	Mexican Peso	14,298	10-11-17	Citibank N.A.	—		1
Turkish New Lira	2,130	U.S. Dollar	594	10-18-17	Citibank N.A.	—		1
U.S. Dollar	60	Indonesian Rupiah	800,000	10-18-17	Citibank N.A.	—		1
U.S. Dollar	282	Turkish New Lira	1,013	10-18-17	Citibank N.A.	1		—
U.S. Dollar	2,383	Polish Zloty	8,529	10-19-17	Citibank N.A.	—		46
Chinese Yuan Renminbi Offshore	3,710	U.S. Dollar	562	10-24-17	Citibank N.A.	4		—
Hungarian Forint	129,200	U.S. Dollar	503	10-24-17	Citibank N.A.	13		—
U.S. Dollar	119	Hungarian Forint	31,000	10-24-17	Citibank N.A.	—		1
Indian Rupee	25,000	U.S. Dollar	390	10-27-17	Citibank N.A.	8		—
U.S. Dollar	139	Thai Baht	4,600	11-6-17	Citibank N.A.	—		1
Singapore Dollar	980	U.S. Dollar	728	11-10-17	Citibank N.A.	4		—
U.S. Dollar	803	Singapore Dollar	1,080	11-10-17	Citibank N.A.	—		6
U.S. Dollar	270	South Korean Won	306,000	11-10-17	Citibank N.A.	—		3
Egyptian Pound	3,340	U.S. Dollar	187	11-20-17	Citibank N.A.	—	*	—
U.S. Dollar	1,656	Romanian Leu	6,388	12-5-17	Citibank N.A.	—		13
U.S. Dollar	2,485	Czech Koruna	54,520	12-22-17	Citibank N.A.	9		—
U.S. Dollar	348	Singapore Dollar	480	11-10-17	Credit Suisse International	6		—
Peruvian New Sol	267	U.S. Dollar	82	10-2-17	Deutsche Bank AG	1		—
U.S. Dollar	82	Peruvian New Sol	267	10-2-17	Deutsche Bank AG	—	*	—
Indonesian Rupiah	3,600,000	U.S. Dollar	269	10-4-17	Deutsche Bank AG	2		—
Philippine Peso	21,700	U.S. Dollar	422	10-5-17	Deutsche Bank AG	—		5
South African Rand	32,559	U.S. Dollar	2,428	10-5-17	Deutsche Bank AG	24		—
U.S. Dollar	780	South African Rand	10,440	10-5-17	Deutsche Bank AG	—		9
U.S. Dollar	486	Thai Baht	16,062	10-10-17	Deutsche Bank AG	—		4
U.S. Dollar	460	Indonesian Rupiah	6,100,000	10-13-17	Deutsche Bank AG	—		8
U.S. Dollar	149	Indonesian Rupiah	2,000,000	10-18-17	Deutsche Bank AG	—		1
Hungarian Forint	43,000	U.S. Dollar	169	10-24-17	Deutsche Bank AG	6		—
Thai Baht	178,857	U.S. Dollar	5,192	11-6-17	Deutsche Bank AG	—		173
South Korean Won	833,000	U.S. Dollar	734	11-10-17	Deutsche Bank AG	7		—
U.S. Dollar	390	Israeli Shekel	1,400	11-13-17	Deutsche Bank AG	6		—

2017	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2017

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	122	Romanian Leu	470	12-5-17	Deutsche Bank AG	$—		$1
Indonesian Rupiah	4,700,000	U.S. Dollar	351	10-4-17	Goldman Sachs International	2		—
U.S. Dollar	199	Indonesian Rupiah	2,700,000	10-4-17	Goldman Sachs International	1		—
Indian Rupee	40,200	U.S. Dollar	618	10-18-17	Goldman Sachs International	4		—
U.S. Dollar	4,862	Thai Baht	165,500	11-6-17	Goldman Sachs International	102		—
U.S. Dollar	668	Singapore Dollar	910	11-22-17	Goldman Sachs International	3		—
Peruvian New Sol	6,511	U.S. Dollar	1,991	10-2-17	JPMorgan Securities LLC	—		3
U.S. Dollar	1,993	Peruvian New Sol	6,511	10-2-17	JPMorgan Securities LLC	2		—
Brazilian Real	2,780	U.S. Dollar	875	10-3-17	JPMorgan Securities LLC	—		3
U.S. Dollar	381	Brazilian Real	1,210	10-3-17	JPMorgan Securities LLC	1		—
Indonesian Rupiah	5,300,000	U.S. Dollar	395	10-4-17	JPMorgan Securities LLC	1		—
U.S. Dollar	953	Indonesian Rupiah	12,900,000	10-4-17	JPMorgan Securities LLC	4		—
U.S. Dollar	1,966	Philippine Peso	100,995	10-5-17	JPMorgan Securities LLC	22		—
U.S. Dollar	985	South African Rand	12,985	10-5-17	JPMorgan Securities LLC	—		26
Philippine Peso	2,600	U.S. Dollar	51	10-6-17	JPMorgan Securities LLC	—	*	—
U.S. Dollar	118	Mexican Peso	2,100	10-11-17	JPMorgan Securities LLC	—		2
Indian Rupee	21,200	U.S. Dollar	325	10-13-17	JPMorgan Securities LLC	1		—
U.S. Dollar	354	Indian Rupee	22,700	10-13-17	JPMorgan Securities LLC	—		7
U.S. Dollar	181	Indonesian Rupiah	2,400,000	10-13-17	JPMorgan Securities LLC	—		3
U.S. Dollar	289	Colombian Peso	850,000	10-17-17	JPMorgan Securities LLC	—	*	—
U.S. Dollar	100	Polish Zloty	360	10-19-17	JPMorgan Securities LLC	—		2
Hungarian Forint	127,556	U.S. Dollar	496	10-24-17	JPMorgan Securities LLC	12		—
U.S. Dollar	2,829	Hungarian Forint	743,696	10-24-17	JPMorgan Securities LLC	—		6
U.S. Dollar	555	Chinese Yuan Renminbi	3,674	10-27-17	JPMorgan Securities LLC	—		3
U.S. Dollar	456	Indian Rupee	29,625	10-27-17	JPMorgan Securities LLC	—		4
U.S. Dollar	348	Brazilian Real	1,114	11-3-17	JPMorgan Securities LLC	3		—
Singapore Dollar	1,000	U.S. Dollar	742	11-10-17	JPMorgan Securities LLC	4		—
South Korean Won	387,000	U.S. Dollar	339	11-10-17	JPMorgan Securities LLC	1		—
U.S. Dollar	736	South Korean Won	838,000	11-10-17	JPMorgan Securities LLC	—		4
Israeli Shekel	2,700	U.S. Dollar	752	11-13-17	JPMorgan Securities LLC	—		13
Chilean Peso	630,479	U.S. Dollar	1,007	11-14-17	JPMorgan Securities LLC	23		—
Egyptian Pound	1,670	U.S. Dollar	94	11-20-17	JPMorgan Securities LLC	—	*	—
South Korean Won	752,000	U.S. Dollar	662	11-22-17	JPMorgan Securities LLC	5		—
U.S. Dollar	281	Indonesian Rupiah	3,800,000	11-30-17	JPMorgan Securities LLC	—		—	*
U.S. Dollar	132	Romanian Leu	507	12-5-17	JPMorgan Securities LLC	—		1
U.S. Dollar	2,085	Russian Ruble	121,714	12-14-17	JPMorgan Securities LLC	—		1
U.S. Dollar	1,846	Peruvian New Sol	6,061	12-20-17	JPMorgan Securities LLC	4		—
Israeli Shekel	6,500	U.S. Dollar	1,840	1-8-18	JPMorgan Securities LLC	—		5
Egyptian Pound	2,530	U.S. Dollar	138	3-1-18	JPMorgan Securities LLC	1		—
U.S. Dollar	922	Indonesian Rupiah	12,900,000	7-2-18	JPMorgan Securities LLC	6		—

						$470		$489

72	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2017

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2017:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (B)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Morgan Stanley International	Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.040%	12/8/2027	MXN 1,512	$3	$—	$3
Morgan Stanley International	Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.045%	12/8/2027	1,512	2	—	2

						$5	$—	$5

The following over the counter interest rate swap agreements were outstanding at September 30, 2017:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount (B)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
JPMorgan Securities LLC	Pay	6-Month LIBOR	9.800%	10/11/2022	IDR 234	$40	$—	$40
Nomura Securities International, Inc.	Receive	6-Month Association of Banks in Singapore Swap Offer Rate	1.950%	8/22/2026	SGD 259	6	—	6

						$46	$—	$46

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Other Government Securities	$—	$95,810	$—
Short-Term Securities	—	19,170	—
Total	$—	$114,980	$—
Forward Foreign Currency Contracts	$—	$470	$—
Centrally Cleared Interest Rate Swaps	$—	$5	$—
Over the Counter Interest Rate Swaps	$—	$46	$—

Liabilities
Over the Counter Credit Default Swaps	$—	$8	$—
Forward Foreign Currency Contracts	$—	$489	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

Market Sector Diversification
(as a % of net assets)
Other Government Securities	80.5%
Other+	19.5%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	73

MANAGEMENT DISCUSSION	IVY PICTET TARGETED RETURN BOND FUND

(UNAUDITED)

The Ivy Pictet Targeted Return Bond Fund is managed overall by Ivy Investment Management Company, which has retained Pictet Asset Management (Pictet) to subadvise the Fund. Below, Andres Sanchez Balcazar, CFA; David Bopp, CFA; Thomas Hansen, CFA; and Sarah Hargreaves, CFA, of Pictet , the portfolio managers of the Fund, discuss positioning, performance and results for the fiscal period ended September 30, 2017. They have managed the Fund since its inception in January 2016 and have a combined 54 years of industry experience. Mickael Benhaim of Pictet is no longer a portfolio manager of the Fund.

Fiscal Year Performance

For the 12 Months Ended September 30, 2017
Ivy Pictet Targeted Return Bond Fund
(Class A shares at net asset value)	1.20%
Ivy Pictet Targeted Return Bond Fund
(Class A shares including sales charges)	-4.60%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index	0.62%
(generally reflects the performance of U.S. Treasury Bills with a remaining maturity between 1 and 3 months)
Lipper Alternate Credit Focus Funds Universe Average	4.54%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Market Update Rates:

The fiscal year ended September 30, 2017, was one of changed political landscape in the U.S., with the Republican party controlling both the White House and Congress, and in Europe, especially the U.K., with its decision to formally exit the European Union (EU). Government bond markets underperformed. Central banks remained accommodative, while at the same time indicating their wish to unwind their quantitative easing (QE) programs as growth gains strength.

In the U.S., markets focused on the policies of incoming U.S. President Donald Trump over the U.S. economy and wider global political and economic implications. With U.S. employment low and inflation close to the U.S. Federal Reserve’s (Fed) 2% target, the Fed ended the first quarter of 2017 by raising short term interest rates, after increasing interest rates in December 2016, and then increasing interest rates again in June 2017, leading to speculation over the number and pace of future interest rate increases which continued through fiscal year end. The fiscal year ended with no major legislative changes in the U.S., as attempts to repeal and replace the Affordable Care Act and implement tax reform were met with significant Congressional headwinds, while a series of devastating hurricanes hit the U.S. and Puerto Rico, and geo-political tensions escalated. U.S. interest rates ended the fiscal year higher across all maturities.

In Europe, the European Central Bank (ECB) left policy rates unchanged, indicating that any change would be reliant on sustained positive economic data, but exposing differing views among policy members on the management of its QE policies. Growth momentum in the Eurozone remained strong with consumer confidence improving but with inflation remaining weak. Various scenarios to exit QE were being considered by the ECB, as it wishes to move cautiously and not undermine any recovery. The German bond yield curve ended the period steeper with higher longer term interest rates but peripheral Europe was flatter.

In the U.K., Prime Minister Theresa May followed through on the June 2016 EU Referendum outcome and triggered Article 50 in March 2017 for the U.K. to leave the EU, the impact of which subsequently dominated the tone of the U.K. markets, and resulting in a weakened government following the disastrous mid-summer snap elections. The Bank of England implied an interest rate increase before year-end on rising inflation and low employment rates, but weak wage growth, low consumer confidence and the lack of a clear path for Brexit negotiations point to a softer economy. U.K. yields ended higher across a steeper yield curve.

Spread:

Spread performance was strong over the fiscal year after a weak start to 2017, as high beta markets, such as high yield, hard currency emerging markets and subordinated financials outperformed. Credit markets were supported by the improved growth outlook during the year and continued investor appetite, with new issues in both developed and emerging markets being well received. Default rates remained low as rising corporate earnings, improving global growth and still-loose financial conditions were supportive. French and German elections ended with a pro-EU French government in place to work with a re-elected, but weakened, German Chancellor Merkel to focus on further EU integration. European peripheral

74	ANNUAL REPORT	2017

government spreads rallied after Standard & Poor’s raised Portugal’s credit rating to investment grade, and Moody’s raised Ireland’s rating one notch, citing faster-than-expected growth. Emerging market (EM) debt also performed well over the period on positive growth prospects, as commodity prices improved, helping exporters, and progress on lowering inflation was made. High real interest rates and a benign inflation outlook continued to attract investors to EM, providing strong technical support to this sector.

Foreign Exchange:

Following the trend of oil prices, interest rate increase expectations and heightened geo-political risks, the U.S. dollar was weak against all major currencies and most EM currencies as well. The disappointment over substantial progress in policy implementation from the Trump administration, heightened tensions with North Korea, uncertainty about future budgetary impacts from the hurricane relief programs at the end of the fiscal year weighed on the dollar. Further, the upcoming reshaping of the Fed leadership was another risk markets are beginning to evaluate. Focus ended up mainly on European currencies. The British pound was weak for most of the fiscal year, following the triggering of Article 50 to leave the EU, as Brexit negotiations stalled and no clear policy path was articulated. Meanwhile, the euro was strong following market-friendly outcomes of the French and German elections and stronger economic data. This positive sentiment carried over to other European currencies. The euro’s continued strength is an increasing concern for Euro-area growth and is dividing the ECB in terms of policy moves. EM currencies were strong on improving fundamentals and better growth prospects, with the exception of the Argentine peso.

Annual Review

The Fund outperformed its Index, the Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index, before fees are taken into consideration. The Fund underperformed against the Lipper Alternate Credit Focus Funds Universe Average, its Lipper peer group.

4Q16 Performance Analysis

Performance was negative over the quarter, returning -0.38% gross of fees, mainly coming from our interest rates position, being long a U.S. 30 year duration position in November and underweight in Italian government bonds in December. Spread and foreign exchange positions contributed positively to performance. Our U.S. credit investment grade and high yield positions performed well throughout the quarter as investors began to price potentially supportive credit measures like cash repatriations, lower deductibility of the cost of debt and higher fiscal spending in the U.S.. Our foreign exchange positions performed well, in particular our long U.S. dollar versus emerging currencies, especially our short Turkish lira position.

1Q17 Performance Analysis

Performance was positive over the quarter, returning 0.83% gross of fees. Our spread positions were the largest contributor, with strong performance from high yield positions, U.S. corporates and emerging market hard currency debt. In interest rates, good performance came from the Italian curve flattening and spread widening versus Germany. Positive contribution also came mainly from the long end of the U.S. curve. Our short EM currency exposure detracted from performance.

2Q17 Performance Analysis

The portfolio outperformed its cash benchmark, returning 0.84% gross of fees. Our spread positions were the largest contributor to performance, with strong performance from emerging market hard currency, sub-financials and U.S. corporates. Interest rates positioning in the U.S. also contributed positively to performance. In currencies, performance was slightly negative, given our short EM foreign exposure versus the U.S. dollar.

3Q 17 Performance Analysis

The portfolio outperformed its cash benchmark, returning 1.04% gross of fees. Our spread positions were the largest contributor to performance, with strong performance from emerging market hard currency debt, sub-financials and US corporates. Interest rates positioning in the U.S. also contributed positively to performance over the quarter. Performance from our foreign exchange positions was positive in September but slightly negative over the quarter, given our short EM foreign exposure versus the U.S. dollar.

Looking ahead:

The tax reform plan presented by the Republican leadership in the U.S. lifted hopes of a meaningful policy stimulus lifting the U.S. economy into 2018. The release still missed a number of details in terms of its financing, a crucial element if the Republicans intend to pass this legislation without having a large majority in the Senate. At the same time, the Fed has moved to start its quantitative tightening program and has insisted on the strong possibility of another interest rate increase

2017	ANNUAL REPORT	75

by the end of the year 2017. Yields have risen and the U.S. dollar has strengthened since the beginning of September, when the tax cut proposal was released. It is our view, that the market is already pricing in a high chance of a watered-down tax cut of $1.2 — $1.5 trillion, which is what could be achieved through a small majority in Congress. Similarly, in our view, the interest rates market already assumes about an 80% chance of another increase by calendar year end. In this context our tendency would be to increase our duration in the U.S. and reduce our U.S. dollar longs.

Performance shown at net asset value does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns.

Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Targeted Return Bond Fund.

76	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY PICTET TARGETED RETURN BOND FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Purchased Options	0.1%
Bonds	94.2%
United States Government and Government Agency Obligations	37.4%
Other Government Securities	30.2%
Corporate Debt Securities	26.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.7%

Quality Weightings

Investment Grade	83.4%
AAA	18.8%
AA	39.8%
A	9.4%
BBB	15.4%
Non-Investment Grade	10.8%
BB	6.4%
B	3.0%
Below CCC	0.0%
Non-rated	1.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Purchased Options	5.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	51.0%
United States	44.8%
Canada	3.5%
Other North America	2.7%
Europe	31.8%
Germany	14.3%
United Kingdom	3.5%
Other Europe	14.0%
Pacific Basin	5.7%
South America	2.7%
Other	1.8%
Middle East	0.8%
Bahamas/Caribbean	0.4%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	5.8%

Lipper Rankings

Category: Alternative Credit Focus Funds	Rank	Percentile
1 Year	237/274	87

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective April 3, 2017, the name of Ivy Targeted Return Bond Fund has changed to Ivy Pictet Targeted Return Bond Fund.

2017	ANNUAL REPORT	77

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PICTET TARGETED RETURN BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N(4)	Class Y
1-year period ended 9-30-17	-4.60%	0.46%	1.43%	1.45%	1.17%
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(5)	-1.51%	1.18%	2.15%	2.22%	1.94%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Effective March 3, 2017 Class R6 has been renamed Class N.

(5)	1-4-16 for Class A shares, 1-4-16 for Class C shares, 1-4-16 for Class I shares, 1-4-16 for Class N shares and 1-4-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

78	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
AUD versus USD,
Put $0.72, Expires 12–21–17, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	12,160,000	12,160	$9
EUR versus GBP,
Put $0.82, Expires 11–30–17, OTC (Ctrpty: Deutsche Bank AG)	25,600,000	25,600	6
EUR versus JPY:
Call $128.30, Expires 11–29–17, OTC (Ctrpty: Goldman Sachs International)	2,150,000	2,150	104
Call $128.30, Expires 11–29–17, OTC (Ctrpty: Goldman Sachs International)	2,900,000	2,900	140
iTraxx Europe Crossover Series 27,
Put EUR275.00, Expires 12–20–17, OTC (Ctrpty: Morgan Stanley & Co., Inc.) (A)	12,400,000	12,400	42
U.S. 10-Year Treasury Note December Futures,
Call $136.50, Expires 11–24–17	372	37,200	3
U.S. 2-Year Treasury Note December Futures,
Call $109.00, Expires 11–24–17	95	19,000	1

TOTAL PURCHASED OPTIONS – 0.1%			$305
(Cost: $687)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.3%
Levi Strauss & Co.,
3.375%, 3–15–27 (A)	EUR	790	959

Auto Parts & Equipment – 0.2%
ZF North America Capital, Inc.,
4.750%, 4–29–25		$585	617

Automobile Manufacturers – 0.6%
Volkswagen Group of America, Inc.,
1.650%, 5–22–18 (B)		400	400
Volkswagen International Finance N.V.:
1.875%, 3–30–27 (A)	EUR	600	713
3.500%, 12–29–49 (A)		543	612

			1,725

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Department Stores – 0.1%
Agrokor d.d.,
9.875%, 5–1–19 (A)	EUR	400	$136

Total Consumer Discretionary – 1.2%			3,437
Consumer Staples

Brewers – 0.8%
Anheuser-Busch InBev S.A./N.V.:
2.650%, 2–1–21		$959	974
3.300%, 2–1–23		1,225	1,270

			2,244

Food Retail – 0.4%
Iceland Bondco plc,
4.625%, 3–15–25 (A)(B)	GBP	1,000	1,308

Total Consumer Staples – 1.2%			3,552
Energy

Integrated Oil & Gas – 1.7%
Nexen Energy ULC,
6.400%, 5–15–37		$708	906
Pemex Project Funding Master Trust (GTD by Petroleos Mexicanos),
6.625%, 6–15–35		1,025	1,104
Petroleos Mexicanos,
2.750%, 4–21–27 (A)	EUR	1,055	1,166
Raizen Fuels Finance Ltd.,
5.300%, 1–20–27 (B)		$789	828
Total S.A.,
2.250%, 12–29–49 (A)	EUR	833	1,013

			5,017

Oil & Gas Exploration & Production – 0.9%
Eni USA, Inc.,
7.300%, 11–15–27		$700	877
Gazprom OAO Via Gaz Capital S.A.,
4.250%, 4–6–24 (A)	GBP	710	989
ONGC Videsh Vankorneft Pte. Ltd. (GTD by Oil and Natural Gas Corp. Ltd.),
3.750%, 7–27–26		$708	707

			2,573

Oil & Gas Storage & Transportation – 0.5%
Kunlun Energy Co. Ltd.,
3.750%, 5–13–25		664	680
TransCanada PipeLines Ltd.,
5.300%, 3–15–77		763	781

			1,461

Total Energy – 3.1%			9,051
Financials

Diversified Banks – 7.7%
Aareal Bank AG,
1.875%, 4–1–19		738	737
ABN AMRO Bank N.V.,
2.875%, 1–18–28 (A)	EUR	400	510

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Banks (Continued)
Allied Irish Banks plc,
7.375%, 12–29–49 (A)	EUR	600	$787
Bank of Communications Co. Ltd.,
3.625%, 10–3–26 (A)		944	1,171
Bankia S.A.,
4.000%, 5–22–24 (A)		700	862
Barclays plc,
7.250%, 6–15–65 (A)	GBP	738	1,063
CaixaBank S.A.,
2.750%, 7–14–28 (A)	EUR	500	599
Commerzbank AG,
8.125%, 9–19–23		$500	608
Coventry Building Society,
6.375%, 12–29–49 (A)	GBP	685	943
CYBG plc,
5.000%, 2–9–26 (A)		738	1,017
DNB Boligkreditt A.S.:
1.450%, 3–21–18		$1,475	1,474
2.500%, 3–28–22 (B)		764	769
Egyptian Government Treasury Bills:
0.000%, 3–8–18 (A)(C)	EGP	4,425	233
0.000%, 3–22–18 (A)(C)		5,950	310
European Investment Bank,
1.250%, 12–16–19		$233	231
Intesa Sanpaolo S.p.A.,
6.625%, 9–13–23 (A)	EUR	793	1,163
National Bank of Canada,
1.400%, 4–20–18		$600	600
Royal Bank of Canada,
2.750%, 2–1–22		1,298	1,320
Royal Bank of Scotland Group plc (The),
4.800%, 4–5–26		1,000	1,070
Santander UK Group Holdings plc,
3.571%, 1–10–23		700	716
Skandinaviska Enskilda Banken AB,
5.750%, 11–29–49		1,050	1,084
Standard Chartered plc,
5.125%, 6–6–34 (A)	GBP	500	731
Swedbank Hypotek AB,
1.375%, 3–28–18		$1,033	1,032
Unione Di Banche Italiane S.p.A.,
4.450%, 9–15–27 (A)	EUR	785	966
Wells Fargo & Co.,
3.069%, 1–24–23		$1,235	1,256
Westpac Banking Corp.,
2.250%, 11–9–20		1,475	1,476

			22,728

Diversified Capital Markets – 0.5%
Credit Suisse Group AG,
1.000%, 6–7–23 (A)	EUR	400	483
Deutsche Bank AG,
2.750%, 2–17–25 (A)		690	822

			1,305

Insurance Brokers – 0.2%
Munich Reinsurance Co.,
6.625%, 5–26–42 (A)	GBP	400	635

2017	ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Investment Banking & Brokerage – 0.7%
Goldman Sachs Group, Inc. (The) (3-Month U.S. LIBOR plus 117 bps),
2.485%, 11–15–21 (D)		$846	$858
Morgan Stanley (3-Month U.S. LIBOR plus 140 bps),
2.713%, 10–24–23 (D)		1,260	1,288

			2,146

Life & Health Insurance – 0.7%
China Life Insurance Co. Ltd.,
4.000%, 7–3–75		693	707
Legal & General Group plc,
5.250%, 3–21–47		456	483
Metropolitan Life Global Funding I,
3.450%, 12–18–26 (B)		738	759

			1,949

Multi-Line Insurance – 0.9%
American International Group, Inc.,
2.300%, 7–16–19		634	637
ASR Nederland N.V.,
5.125%, 9–29–45 (A)	EUR	469	655
Aviva plc,
3.375%, 12–4–45 (A)		729	909
Axa S.A.,
3.941%, 11–7–65 (A)		400	523

			2,724

Other Diversified Financial Services – 0.3%
Hannover Finance (Luxembourg) S.A.,
5.000%, 6–30–43 (A)		600	850

Regional Banks – 0.3%
Canadian Imperial Bank of Commerce,
2.250%, 7–21–20		$811	815

Specialized Finance – 2.3%
Japan Finance Organization for Municipalities,
2.125%, 10–25–23 (B)		540	524
John Deere Capital Corp.:
1.250%, 10–9–19		798	790
2.650%, 1–6–22		522	529
Kommunalbanken A.S.,
1.500%, 8–31–21 (B)		886	869
Realkredit Danmark A.S.,
1.000%, 4–1–19 (A)	DKK	12,098	1,963
Siemens Financieringsmaatschappij N.V.,
2.200%, 3–16–20 (B)		$1,328	1,341
Swedish Export Credit Corp.,
1.875%, 6–23–20		400	400
Vonovia Finance B.V.,
4.000%, 12–29–49 (A)	EUR	300	386

			6,802

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Thrifts & Mortgage Finance – 0.2%
Deutsche Pfandbriefbank AG,
2.875%, 6–28–27 (A)	EUR	400	$474

Total Financials – 13.8%			40,428
Health Care

Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific, Inc.,
2.875%, 7–24–37 (A)		500	593

Total Health Care – 0.2%			593
Industrials

Industrial Conglomerates – 0.4%
General Electric Co.,
4.625%, 1–30–43		$600	603
Thyssenkrupp AG,
3.125%, 10–25–19 (A)	EUR	443	551

			1,154

Marine – 0.4%
A.P. Moller - Maersk A/S,
4.000%, 4–4–25 (A)	GBP	738	1,065

Marine Ports & Services – 0.8%
CCCI Treasure Ltd. (GTD by China Communications Construction Co. Ltd.),
3.500%, 12–29–49		$834	844
DP World Ltd.,
6.850%, 7–2–37		1,360	1,679

			2,523

Total Industrials – 1.6%			4,742
Information Technology

Application Software – 0.2%
NXP B.V. and NXP Funding LLC,
3.875%, 9–1–22 (B)		600	625

Communications Equipment – 0.3%
Telefonaktiebolaget LM Ericsson,
4.125%, 5–15–22		900	894

IT Consulting & Other Services – 0.1%
International Business Machines Corp.,
3.300%, 1–27–27		247	251

Semiconductors – 0.2%
STATS ChipPAC Ltd.,
8.500%, 11–24–20		600	648

Systems Software – 0.5%
Microsoft Corp.,
4.250%, 2–6–47		1,312	1,449

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.,
3.200%, 5–11–27		1,413	1,438

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett Packard Enterprise Co.:
2.100%, 10–4–19 (B)		$790	$790
4.900%, 10–15–25		723	765
6.350%, 10–15–45		790	837

			3,830

Total Information Technology – 2.6%			7,697
Materials

Aluminum – 0.2%
Nemak S.A.B. de C.V.,
3.250%, 3–15–24 (A)(B)	EUR	475	578

Diversified Chemicals – 0.4%
Dow Chemical Co. (The),
4.375%, 11–15–42		$1,152	1,171

Metal & Glass Containers – 0.3%
Ball Corp.,
4.375%, 12–15–23 (A)	EUR	759	1,022

Paper Products – 0.3%
Domtar Corp.:
6.250%, 9–1–42		$500	526
6.750%, 2–15–44		200	221

			747

Total Materials – 1.2%			3,518
Real Estate

Industrial REITs – 0.3%
Kennedy Wilson Europe Real Estate plc,
3.250%, 11–12–25 (A)	EUR	600	720

Total Real Estate – 0.3%			720
Telecommunication Services

Integrated Telecommunication Services – 0.4%
AT&T, Inc.,
5.150%, 2–14–50		$1,167	1,176

Wireless Telecommunication Service – 0.7%
Bharti Airtel Ltd.,
4.375%, 6–10–25		1,357	1,374
Vodafone Group plc,
3.000%, 8–12–56 (A)	GBP	468	528

			1,902

Total Telecommunication Services – 1.1%			3,078
Utilities

Gas Utilities – 0.3%
Origin Energy Finance Ltd.,
4.000%, 9–16–74 (A)	EUR	782	966

Total Utilities – 0.3%			966

TOTAL CORPORATE DEBT SECURITIES – 26.6%			$77,782
(Cost: $75,193)

80	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

OTHER GOVERNMENT SECURITIES (E)	Principal		Value
Argentina – 0.6%
Republic of Argentina:
5.830%, 12–31–33 (A)	ARS	1,629	$714
7.820%, 12–31–33 (A)	EUR	848	1,118

			1,832

Bermuda – 0.4%
Government of Bermuda, 4.854%, 2–6–24		$1,180	1,284

Brazil – 0.8%
Brazil Notas do Tesouro Nacional,
10.000%, 1–1–21 (A)	BRL	3,530	1,156
Federative Republic of Brazil,
4.875%, 1–22–21		$974	1,042

			2,198

Cameroon – 0.2%
Republic of Cameroon,
9.500%, 11–19–25		610	719

Canada – 1.9%
Province of Alberta:
1.900%, 12–6–19		2,141	2,140
2.200%, 7–26–22		1,000	995
Province of Ontario:
1.875%, 5–21–20		1,770	1,768
2.250%, 5–18–22		796	797

			5,700

Columbia – 0.7%
Republic of Colombia:
4.500%, 1–28–26		600	641
6.125%, 1–18–41		1,070	1,258

			1,899

Croatia – 0.2%
Republic of Croatia,
6.000%, 1–26–24		600	685

Egypt – 0.1%
Arab Republic of Egypt,
8.500%, 1–31–47 (B)		277	309

Germany – 12.9%
Bundesrepublik Deutschland:
3.500%, 7–4–19 (A)	EUR	7,731	9,822
2.000%, 1–4–22 (A)		100	130
1.500%, 5–15–23 (A)		390	505
2.000%, 8–15–23 (A)		730	972
1.750%, 2–15–24 (A)		790	1,043
1.000%, 8–15–24 (A)		720	910
0.500%, 2–15–26 (A)		2,330	2,818
0.000%, 8–15–26 (A)(C)		8,810	10,136
4.750%, 7–4–28 (A)		1,602	2,735
3.250%, 7–4–42 (A)		2,150	3,690
Germany Government Bond:
0.250%, 10–16–20 (A)		330	400
0.000%, 4–9–21 (A)(C)		680	818
0.000%, 10–8–21 (A)(C)		1,269	1,527
0.000%, 4–8–22 (A)(C)		1,430	1,718
Land Nordrhein-Westfalen,
2.375%, 5–13–33 (A)		500	674

			37,898

OTHER GOVERNMENT SECURITIES (E) (Continued)	Principal		Value
Indonesia – 1.2%
Indonesia Government Bond:
4.875%, 5–5–21		$600	$647
2.875%, 7–8–21 (A)	EUR	230	293
3.700%, 1–8–22 (B)		$510	529
3.375%, 7–30–25 (A)	EUR	428	558
3.750%, 6–14–28 (A)		974	1,288
8.500%, 10–12–35		$200	296

			3,611

Ireland – 0.5%
Bank of Ireland,
7.375%, 12–29–49 (A)	EUR	600	788
Irish Government Bond,
2.400%, 5–15–30 (A)		443	596

			1,384

Italy – 1.8%
Italy Government Bond,
6.000%, 5–1–31 (A)		3,267	5,403

Japan – 0.2%
Japan Finance Organization for Municipalities,
2.125%, 3–6–19		$490	490

Mexico – 1.7%
Mexican Bonos,
10.000%, 12–5–24 (A)	MXN	78,750	5,120

Norway – 1.8%
Norway Government Bond,
3.000%, 3–14–24 (A)	NOK	38,965	5,410

Panama – 0.8%
Republic of Panama:
4.000%, 9–22–24		$610	651
9.375%, 4–1–29		1,151	1,735

			2,386

Peru – 0.7%
Republic of Peru:
7.350%, 7–21–25		797	1,046
8.750%, 11–21–33		616	970

			2,016

Poland – 0.1%
Republic of Poland,
5.000%, 3–23–22		295	326

Saudi Arabia – 0.6%
Saudi Arabia Government Bond,
4.625%, 10–4–47		1,715	1,721

South Africa – 0.2%
Republic of South Africa,
5.875%, 9–16–25		627	677

South Korea – 0.3%
Korea National Oil Corp.,
2.875%, 3–27–22 (B)		941	938

OTHER GOVERNMENT SECURITIES (E) (Continued)	Principal		Value
Sri Lanka – 0.6%
Republic of Sri Lanka:
6.850%, 11–3–25		$977	$1,073
6.200%, 5–11–27 (B)		580	608

			1,681

Sweden – 1.2%
Kingdom of Sweden:
1.125%, 10–21–19 (B)		2,360	2,335
1.250%, 9–8–21 (B)		1,106	1,079

			3,414

Tunisia – 0.2%
Central Bank of Tunisia,
5.750%, 1–30–25		627	610

Turkey – 0.5%
Turkey Government Bond:
7.375%, 2–5–25		686	797
3.250%, 6–14–25 (A)	EUR	216	255
6.000%, 3–25–27		$400	429

			1,481

TOTAL OTHER GOVERNMENT SECURITIES – 30.2%			$89,192
(Cost: $85,826)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 37.4%
U.S. Treasury Bonds:
4.500%, 2–15–36 (F)		1,968	2,530
2.250%, 8–15–46		1,650	1,450
U.S. Treasury Notes:
0.750%, 10–31–17		32,000	31,993
2.750%, 2–28–18		8,000	8,051
1.000%, 11–15–19		650	643
1.375%, 1–31–20		259	258
1.375%, 2–29–20		10,708	10,662
1.500%, 1–31–22 (G)		900	886
1.875%, 1–31–22		12,000	12,002
1.750%, 2–28–22		1,530	1,522
1.875%, 2–28–22 (F)(G)(H)		23,361	23,360
1.875%, 3–31–22		634	634
1.750%, 6–30–22		370	367
1.875%, 7–31–22		7,500	7,481
1.625%, 8–31–22		1,110	1,094
1.750%, 9–30–22		1,152	1,141
1.375%, 6–30–23		610	588
2.250%, 2–15–27		940	934
2.375%, 5–15–27		4,320	4,336

			109,932

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 37.4%			$109,932
(Cost: $109,710)

SHORT-TERM SECURITIES
Commercial Paper (I) – 5.8%
BorgWarner, Inc.,
1.380%, 10–5–17		3,000	2,999

2017	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (I) (Continued)
J.M. Smucker Co. (The),
1.371%, 10–6–17	$5,000	$4,999
Sonoco Products Co.,
1.330%, 10–2–17	8,973	8,972

		16,970

Master Note – 1.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (J)	2,984	2,984

TOTAL SHORT-TERM SECURITIES – 6.8%		$19,954
(Cost: $19,955)

TOTAL INVESTMENT SECURITIES – 101.1%		$297,165
(Cost: $291,371)

LIABILITIES, NET OF CASH AND OTHER ASSETS (K)(L) – (1.1)%		(3,328)

NET ASSETS – 100.0%		$293,837

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Principal amounts are denominated in the indicated foreign currency, where applicable (ARS - Argentine Peso, BRL - Brazilian Real, CZK - Czech Koruna, DKK - Danish Kroner, EGP - Egypt Pound, EUR - Euro, GBP - British Pound, HUF - Hungarian Forint, MXN - Mexican Peso and NOK - Norwegian Krone).

(B)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $14,589 or 5.0% of net assets.

(C)	Zero coupon bond.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	All or a portion of securities with an aggregate value of $1,044 are held in collateralized accounts for OTC swap agreements collateral.

(G)	All or a portion of securities with an aggregate value of $90 are held in collateralized accounts for OTC foreign forward currency contracts collateral.

(H)	All or a portion of securities with an aggregate value of $1,330 have been pledged as collateral on open futures contracts.

(I)	Rate shown is the yield to maturity at September 30, 2017.

(J)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(K)	Cash of $1,304 is held in collateralized accounts for centrally cleared swap agreements collateral.

(L)	Cash of $20 is held in collateralized accounts for OTC foreign forward currency contracts collateral.

82	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

The following centrally cleared credit default swaps — sold protection(1) were outstanding at September 30, 2017:

Index	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2017(2)	Notional Amount(3)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
5-Year Credit Derivatives Index - High Yield	5.000%	6–20–22	4.480%	10,600	$792	$600	$192
5-Year Credit Derivatives Index - High Yield	5.000%	6–20–22	4.480	5,500	411	378	33
5-Year Credit Derivatives Index - High Yield	5.000%	6–20–22	4.480	1,600	120	111	9
Republic of South Africa	1.000%	6–20–22	2.265	100	(4)	(4)	—	*

					$1,319	$1,085	$234

The following over the counter credit default swaps — buy protection(4) were outstanding at September 30, 2017:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(3)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank plc	(1.000%)	6–20–22	5,600	$(65)	$(26)	$(39)
iTraxx Asia ex-Japan Investment Grade Index	Morgan Stanley & Co. International plc	(1.000%)	6–20–22	3,700	(43)	(18)	(25)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank N.A.	(1.000%)	6–20–21	2,800	(46)	14	(60)
Republic of Korea	Goldman Sachs International	(1.000%)	6–20–22	5,400	(71)	(106)	35
Republic of Korea	Morgan Stanley & Co. International plc	(1.000%)	6–20–22	1,100	(15)	(19)	4
Republic of Korea	JPMorgan Chase Bank N.A.	(1.000%)	12–20–21	3,100	(44)	(74)	30
Verizon Communications, Inc.	Barclays Bank plc	(1.000%)	6–20–22	900	(16)	(5)	(11)

					$(300)	$(234)	$(66)

The following over the counter credit default swaps — sold protection(1) were outstanding at September 30, 2017:

Referenced Obligation	Counterparty	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2017(2)	Notional Amount(3)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Republic of Korea	Barclays Bank plc	1.000%	12–20–21	1.051%	100	$2	$3	$(1)
Republic of South Africa	Citibank N.A.	1.000%	6–20–22	2.265	300	(10)	(12)	2
Republic of South Africa	Morgan Stanley & Co. International plc	1.000%	12–20–21	2.019	300	(7)	(18)	11

						$(15)	$(27)	$12

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and/or take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2017	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The following forward foreign currency contracts were outstanding at September 30, 2017:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan Renminbi	37,100	U.S. Dollar	5,573	11–9–17	Bank of America N.A.	$6	$—
U.S. Dollar	5,602	Chinese Yuan Renminbi	37,100	11–9–17	Bank of America N.A.	—	34
Philippine Peso	150,344	U.S. Dollar	2,970	11–7–17	Barclays Capital, Inc.	22	—
South Korean Won	6,025,779	U.S. Dollar	5,350	11–9–17	Barclays Capital, Inc.	86	—
Polish Zloty	24,250	U.S. Dollar	6,482	10–6–17	Citibank N.A.	—	163
Danish Kroner	12,480	U.S. Dollar	2,015	10–16–17	Citibank N.A.	31	—
Euro	5,153	Australian Dollar	7,700	10–16–17	Citibank N.A.	—	56
Euro	2,511	Swedish Krona	23,970	10–16–17	Citibank N.A.	—	24
Euro	10,854	Swiss Franc	12,470	10–16–17	Citibank N.A.	52	—
Euro	50,000	U.S. Dollar	60,032	10–16–17	Citibank N.A.	895	—
Japanese Yen	662,000	U.S. Dollar	6,029	10–16–17	Citibank N.A.	142	—
Mexican Peso	94,470	U.S. Dollar	5,299	10–16–17	Citibank N.A.	122	—
Norwegian Krone	57,180	U.S. Dollar	7,307	10–16–17	Citibank N.A.	126	—
South African Rand	39,990	U.S. Dollar	3,053	10–16–17	Citibank N.A.	106	—
U.S. Dollar	2,739	South Korean Won	3,121,500	11–9–17	Citibank N.A.	—	13
Romanian Leu	13,090	U.S. Dollar	3,379	8–28–18	Citibank N.A.	14	—
Japanese Yen	331,424	U.S. Dollar	2,938	10–16–17	Deutsche Bank AG	—	9
U.S. Dollar	3,000	Euro	2,515	12–5–17	Deutsche Bank AG	—	17
Canadian Dollar	7,154	Australian Dollar	7,346	10–16–17	Goldman Sachs International	27	—
Euro	337	Romanian Leu	1,550	10–16–17	Goldman Sachs International	1	—
Euro	365	U.S. Dollar	438	10–16–17	Goldman Sachs International	6	—
Turkish New Lira	10,570	U.S. Dollar	3,057	10–16–17	Goldman Sachs International	102	—
U.S. Dollar	2,913	Chinese Yuan Renminbi	19,100	11–9–17	Goldman Sachs International	—	46
Swiss Franc	12,500	U.S. Dollar	13,146	12–14–17	Goldman Sachs International	173	—
New Taiwan Dollar	97,123	U.S. Dollar	3,245	12–18–17	Goldman Sachs International	36	—
Chilean Peso	1,941,783	U.S. Dollar	3,097	12–21–17	Goldman Sachs International	69	—
Euro	5,037	Polish Zloty	21,551	10–6–17	Morgan Stanley International	—	48
British Pound	6,550	U.S. Dollar	8,728	10–16–17	Morgan Stanley International	—	53
Euro	4,035	Norwegian Krone	37,580	10–16–17	Morgan Stanley International	—	53
Euro	627	Polish Zloty	2,680	10–16–17	Morgan Stanley International	—	8
Hungarian Forint	1,134,600	Euro	3,672	10–16–17	Morgan Stanley International	39	—
Swedish Krona	23,461	Euro	2,468	10–16–17	Morgan Stanley International	36	—
U.S. Dollar	9,149	Chinese Yuan Renminbi Offshore	59,824	10–16–17	Morgan Stanley International	—	153
South Korean Won	7,305,673	U.S. Dollar	6,485	11–9–17	Morgan Stanley International	103	—
U.S. Dollar	5,574	Chinese Yuan Renminbi	37,100	11–9–17	Morgan Stanley International	—	7
U.S. Dollar	2,938	South Korean Won	3,358,269	11–9–17	Morgan Stanley International	—	4
Colombian Peso	17,730,000	U.S. Dollar	6,057	12–20–17	Morgan Stanley International	73	—

						$2,267	$688

84	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

The following futures contracts were outstanding at September 30, 2017 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. 2 Year Treasury Note	Short	95	12–4–17	19,000	$(20,492)	$49
U.S. 5 Year Treasury Note	Short	13	12–4–17	1,300	(1,527)	17
Euro-Bobl 5-Year Bond	Long	8	12–11–17	800	1,240	1
Euro-Bund 10-Year Bond	Short	20	12–11–17	2,000	(3,806)	8
Euro-Buxl 30-Year Bond	Short	42	12–11–17	4,200	(8,104)	173
Euro-OAT France Government 10-Year Bond	Short	97	12–11–17	9,700	(17,786)	113
U.S. 10 Year Treasury Note	Short	372	12–29–17	37,200	(46,616)	393
U.S. Treasury Long Bond	Short	15	12–29–17	1,500	(2,292)	(1)
U.S. Treasury Ultra Long Bond	Short	8	12–29–17	800	(1,321)	24
United Kingdom Long Gilt	Short	31	12–29–17	3,100	(5,146)	128

					$(105,850)	$905

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2017:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(A)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International plc	Receive	3-Month LIBOR	2.398%	11/16/2045	$ 5,751	$106	$—	$106
Morgan Stanley & Co. International plc	Receive	6-Month Prague Interbank Offered Rate	0.958%	7/3/2022	CZK 9,894	161	—	161

						$267	$—	$267

The following over the counter interest rate swap agreements were outstanding at September 30, 2017:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(A)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Barclays Bank plc	Receive	6-Month Budapest Interbank Offered Rate	0.920%	4/5/2020	HUF 864	$(9)	$(4)	$(5)
Barclays Bank plc	Receive	6-Month Budapest Interbank Offered Rate	0.920%	4/5/2020	6,234	(60)	(11)	(49)
Barclays Bank plc	Receive	6-Month Budapest Interbank Offered Rate	0.920%	4/5/2020	14,456	(140)	—	(140)

						$(209)	$(15)	$(194)

The following total return swap agreements were outstanding at September 30, 2017:

Underlying Security	Counterparty	Maturity Date	Notional Amount(A)	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
IBoxx EUR Liquid High Yield Index	Goldman Sachs International	12/20/2017	EUR 1,773	3-Month Euribor	$(30)	$—	$(30)
IBoxx EUR Liquid High Yield Index	Morgan Stanley & Co. International plc	12/20/2017	1,773	3-Month Euribor	(29)	—	(29)

					$(59)	$—	$(59)

(1)	The Fund pays the financing fee multiplied by the notional amount each month.

(2)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

2017	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

The following written options were outstanding at September 30, 2017 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price(A)	Premium Received	Value
AUD versus USD	Morgan Stanley & Co., Inc.	Call	12,160,000	12,160	December 2017	$0.78	$79	$(152)
iTraxx Europe Crossover Series 27	Morgan Stanley & Co., Inc.	Call	12,400,000	12,400	December 2017	EUR 225.00	61	(112)

							$140	$(264)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Purchased Options	$4	$301	$—
Corporate Debt Securities	—	77,782	—
Other Government Securities	—	89,192	—
United States Government Obligations	—	109,932	—
Short-Term Securities	—	19,954	—
Total	$4	$297,161	$—
Centrally Cleared Credit Default Swaps	$—	$234	$—
Over the Counter Credit Default Swaps	$—	$2	$—
Forward Foreign Currency Contracts	$—	$2,267	$—
Futures Contracts	$906	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$267	$—

Liabilities
Over the Counter Credit Default Swaps	$—	$317	$—
Forward Foreign Currency Contracts	$—	$688	$—
Futures Contracts	$1	$—	$—
Over the Counter Interest Rate Swaps	$—	$209	$—
Total Return Swaps	$—	$59	$—
Written Options	$—	$264	$—

During the year ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

REIT = Real Estate Investment Trust

86	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2017

Country Diversification
(as a % of net assets)
United States	44.9%
Germany	14.3%
United Kingdom	3.5%
Canada	3.5%
Norway	3.0%
Mexico	2.7%
Italy	2.5%
Sweden	2.4%

Country Diversification (Continued)
Netherlands	1.8%
Indonesia	1.2%
Denmark	1.1%
Luxembourg	1.1%
Other Countries	12.3%
Other+	5.7%

+	Includes options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	87

MANAGEMENT DISCUSSION	IVY PINEBRIDGE HIGH YIELD FUND

(UNAUDITED)

The Ivy PineBridge High Yield Fund is managed overall by Ivy Investment Management Company, which has retained PineBridge Investments to subadvise the Fund. Below, John Yovanovic, CFA, Dan Purser and Jeremy Burton, CFA, the portfolio managers for the Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2017. They have managed the Fund since its inception on May 18, 2017, and have a combined 53 years of industry experience.

Performance since Fund inception

Since Fund inceoption on May 18, 2017
Ivy PineBridge High Yield Fund
(Class A shares at net asset value)	2.64%
Ivy PineBridge High Yield Fund
(Class A shares including sales charges)	-3.26%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Corporate High Yield Index	2.68%
(reflects the performance of securities generally representing the municipal bond market)
Lipper High Yield Funds Universe Average	2.44%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Returns shown above are for the Fund and the index are since inception, which is end of day on May 18, 2017. The performance discussion below is at net asset value.

Investment performance

The Fund generated a positive total return of 2.64% during the third quarter before fees and expenses, compared to a total return of 2.68% for the Bloomberg Barclays U.S. Corporate High Yield Index. The Fund outperformed its Lipper peer group prior to sales charges being applied. The underperformance against the benchmark can be attributed to a cash drag as the Fund began investing and its underweight position in transportation. Relative performance benefitted from both sector selection and security selection. From a sector selection standpoint, the Fund benefitted from an underweight allocation to consumer non-cyclicals and an overweight allocation to energy. From a security selection standpoint, the Fund benefitted most from credits in the communications, energy and consumer cyclicals sectors, while security selection was strong across most sectors within the portfolio. Overall, brokerage, transportation, electric utilities and technology detracted from performance.

Investment Environment

High yield spreads resumed their trend tighter in July amid a sharp climb in oil prices, a relatively stable backdrop for Treasury interest rates and another record high in equity markets. However, investor concerns over political discord in Washington, terrorist attacks in Spain, and an emboldened North Korea combined amid dwindling August trading volumes to take treasury interest rates lower and spreads wider in most spread segments of fixed income. This trajectory reversed course again in September as higher spread segments of fixed income benefitted from optimism surrounding the release of a plan for tax reform, a firmer backdrop for oil prices and energy-related credits and fresh record highs in equity markets. The option-adjusted spread (OAS) for the Bloomberg Barclays U.S. Corporate High Yield Index, the benchmark for the Fund, began the quarter at 364, traded as wide as 390 intra-quarter, and then ultimately rallied into September month-end to finish the quarter at 347, or 17 basis points tighter overall. The primary market remains active with gross new issuance totaling $79.8 billion during the quarter. Net new volume, however, continues to lag the pace that investors experienced this time last year. Additionally, U.S. Treasury interest rates moved higher and the yield curve flattened during the third quarter, with 5- and 10- year Treasuries trading 5 and 3 basis points higher, respectively.

Outlook

The trend in earnings results indicates that fundamentals remain stable to improving, which is likely to be the case at least for the remainder of 2017. Leverage metrics are near longer-term averages with an improving trend, though momentum is slowing. OAS range from tight to the midpoint of fair value. Trading through fair value remains likely because of fundamental strength, but we remain concerned about equity drawdown correlation. For the high yield market overall, credit metrics continue to be near long-term averages with an improving trend, however, momentum is slowing as these statistics are approaching more normalized levels. Technical conditions have been mixed and volatile week-to-week and we expect this trend to continue for the foreseeable future. Supply bulge weighed on the market in August, and we still saw heavy supply in September, but that supply was still easily absorbed despite moderate mutual fund inflows. This leads us to

88	ANNUAL REPORT	2017

believe institutional inflows are supportive and technicals should remain neutral at worst through year-end, though fund flows could provide a source of volatility. While current valuations are tight relative to longer-term historical averages, the fundamental backdrop continues to improve and we expect the default environment to remain benign. The high yield asset class is likely to benefit from a continuation of investors’ search for yield when compared to other fixed income alternatives.

The Fund’s performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The value of the Fund’s shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy PineBridge High Yield Fund.

2017	ANNUAL REPORT	89

PORTFOLIO HIGHLIGHTS	IVY PINEBRIDGE HIGH YIELD FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	92.5%
Corporate Debt Securities	92.1%
Asset-Backed Securities	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.5%

Quality Weightings

Investment Grade	5.0%
BBB	5.0%
Non-Investment Grade	87.5%
BB	46.6%
B	35.3%
CCC	5.0%
Non-rated	0.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

90	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PINEBRIDGE HIGH YIELD FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class I	Class N(4)	Class R
1-year period ended 9-30-17	—	—	—	—
5-year period ended 9-30-17	—	—	—	—
10-year period ended 9-30-17	—	—	—	—
Since Inception of Class through 9-30-17(5)	-3.26%	2.72%	2.72%	2.50%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	5-18-17 for Class A shares, 5-18-17 for Class I shares, 5-18-17 for Class N shares and 5-18-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2017

ASSET-BACKED SECURITIES	Principal	Value
United Airlines Pass-Through Certificates, Series 2014-2B,
4.625%, 9–3–22	$229	$237

TOTAL ASSET-BACKED SECURITIES – 0.4%		$237
(Cost: $235)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.3%
Wrangler Buyer Corp.,
6.000%, 10–1–25 (A)	159	162

Auto Parts & Equipment – 0.5%
Delphi Jersey Holdings plc,
5.000%, 10–1–25 (A)	305	310

Automotive Retail – 0.5%
Lithia Motors, Inc.,
5.250%, 8–1–25 (A)	321	333

Broadcasting – 1.3%
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11–15–22	375	386
Sirius XM Radio, Inc.,
5.375%, 7–15–26 (A)	415	437

		823

Cable & Satellite – 9.1%
Altice Financing S.A.,
7.500%, 5–15–26 (A)	650	715
Altice S.A.,
7.625%, 2–15–25 (A)	500	539
Block Communications, Inc.,
6.875%, 2–15–25 (A)	390	423
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
4.908%, 7–23–25	400	428
4.200%, 3–15–28 (A)	109	110
CSC Holdings LLC,
5.500%, 4–15–27 (A)	435	452
DISH DBS Corp.,
7.750%, 7–1–26	405	465
Hughes Satellite Systems Corp.,
6.625%, 8–1–26	325	348
Intelsat (Luxembourg) S.A.,
8.125%, 6–1–23	400	250
Intelsat Jackson Holdings S.A.,
5.500%, 8–1–23	470	398
Numericable - SFR S.A.,
7.375%, 5–1–26 (A)	825	889
Telesat Canada and Telesat LLC,
8.875%, 11–15–24 (A)	380	428
Ziggo Secured Finance B.V.,
5.500%, 1–15–27 (A)	350	359

		5,804

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Casinos & Gaming – 4.1%
Caesars Growth Properties Holdings LLC and Caesars Growth Properties Finance, Inc.,
9.375%, 5–1–22	$325	$351
ESH Hospitality, Inc.,
5.250%, 5–1–25 (A)	325	336
GLP Capital L.P. and GLP Financing II, Inc.,
5.375%, 4–15–26	300	327
Golden Nugget, Inc.,
8.750%, 10–1–25 (A)	345	351
International Game Technology plc,
6.500%, 2–15–25 (A)	455	511
Mohegan Tribal Gaming Authority (The),
7.875%, 10–15–24 (A)	370	396
Scientific Games International, Inc. (GTD by Scientific Games Corp.),
10.000%, 12–1–22	280	310

		2,582

Consumer Electronics – 0.6%
Conn’s, Inc.,
7.250%, 7–15–22	414	404

Homebuilding – 1.7%
Lennar Corp.,
4.500%, 4–30–24	300	309
Mattamy Group Corp.,
6.500%, 10–1–25 (A)	307	315
Weekley Homes LLC and Weekley Finance Corp.,
6.000%, 2–1–23	475	465

		1,089

Hotels, Resorts & Cruise Lines – 1.6%
Hilton Grand Vacations Borrower LLC and Hilton Grand Vacations Borrower, Inc.,
6.125%, 12–1–24 (A)	298	327
NCL Corp. Ltd.,
4.750%, 12–15–21 (A)	300	311
Silversea Cruise Finance Ltd.,
7.250%, 2–1–25 (A)	350	375

		1,013

Internet & Direct Marketing Retail – 0.7%
Netflix, Inc.,
5.875%, 2–15–25	385	421

Leisure Facilities – 0.5%
Six Flags Entertainment Corp.,
4.875%, 7–31–24 (A)	310	315

Publishing – 1.0%
A. H. Belo Corp.,
7.750%, 6–1–27	286	324
McGraw-Hill Global Education Holdings LLC and McGraw-Hill Global Education Finance, Inc.,
7.875%, 5–15–24 (A)	300	296

		620

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Restaurants – 0.7%
Brinker International, Inc. (GTD by Brinker Restaurant Corp., Brinker Texas, Inc. and Brinker Florida, Inc.),
5.000%, 10–1–24 (A)	$475	$471

Specialty Stores – 1.0%
Arch Merger Sub, Inc.,
8.500%, 9–15–25 (A)	635	618

Total Consumer Discretionary – 23.6%		14,965
Consumer Staples

Food Retail – 0.5%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC,
5.750%, 3–15–25	360	317

Household Products – 0.5%
First Quality Finance Co., Inc.,
5.000%, 7–1–25 (A)	329	339

Packaged Foods & Meats – 1.3%
Land O’Lakes Capital Trust I,
7.450%, 3–15–28 (A)	350	398
Pilgrim’s Pride Corp.,
5.875%, 9–30–27 (A)	405	415

		813

Total Consumer Staples – 2.3%		1,469
Energy

Coal & Consumable Fuels – 0.6%
CONSOL Energy, Inc.,
6.875%, 6–15–25 (A)	380	398

Oil & Gas Drilling – 1.0%
KCA Deutag UK Finance plc,
9.875%, 4–1–22 (A)	475	493
Trinidad Drilling Ltd.,
6.625%, 2–15–25 (A)	125	117

		610

Oil & Gas Equipment & Services – 0.9%
Forum Energy Technologies, Inc.,
6.250%, 10–1–21	340	341
Weatherford International Ltd. (GTD by Weatherford International plc and Weatherford International LLC),
9.875%, 2–15–24 (A)	200	220

		561

Oil & Gas Exploration & Production – 4.4%
Carrizo Oil & Gas, Inc.,
6.250%, 4–15–23	250	254
Continental Resources, Inc. (GTD by Banner Pipeline Co. LLC and CLR Asset Holdings LLC),
5.000%, 9–15–22	275	279

92	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Denbury Resources, Inc.,
9.000%, 5–15–21 (A)	$300	$293
Hilcorp Energy I L.P. and Hilcorp Finance Co.,
5.000%, 12–1–24 (A)	500	490
Murphy Oil USA, Inc. (GTD by Murphy USA),
5.625%, 5–1–27	230	247
Newfield Exploration Co.,
5.375%, 1–1–26	300	316
RSP Permian, Inc.,
5.250%, 1–15–25 (A)	300	304
Sanchez Energy Corp.,
6.125%, 1–15–23	400	344
WPX Energy, Inc.,
7.500%, 8–1–20	262	285

		2,812

Oil & Gas Refining & Marketing – 1.4%
EP Energy LLC and Everest Acquisition Finance, Inc.,
8.000%, 11–29–24 (A)	375	379
PBF Holding Co. LLC and PBF Finance Corp.,
7.250%, 6–15–25 (A)	501	512

		891

Oil & Gas Storage & Transportation – 5.4%
Antero Midstream Partners L.P. and Antero Midstream Finance Corp.,
5.375%, 9–15–24	200	207
Cheniere Corpus Christi Holdings LLC,
7.000%, 6–30–24	525	597
Cheniere Energy Partners L.P.,
5.250%, 10–1–25 (A)	330	337
Genesis Energy L.P. and Genesis Energy Finance Corp.,
6.000%, 5–15–23	450	447
Holly Energy Partners L.P. and Holly Energy Finance Corp.,
6.000%, 8–1–24 (A)	450	472
Rose Rock Midstream L.P. and Rose Rock Finance Corp.,
5.625%, 7–15–22	300	295
SemGroup Corp.,
7.250%, 3–15–26 (A)	335	337
Summit Midstream Holdings LLC and Summit Midstream Finance Corp.,
5.500%, 8–15–22	300	302
Tallgrass Energy Partners L.P. and Tallgrass Energy Finance Corp.,
5.500%, 9–15–24 (A)	450	462

		3,456

Total Energy – 13.7%		8,728
Financials

Consumer Finance – 3.8%
Ally Financial, Inc.,
5.750%, 11–20–25	400	434

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
Credit Acceptance Corp.,
7.375%, 3–15–23	$323	$342
Enova International, Inc.:
9.750%, 6–1–21	46	48
8.500%, 9–1–24 (A)	500	501
FirstCash, Inc.,
5.375%, 6–1–24 (A)	195	203
Quicken Loans, Inc.,
5.750%, 5–1–25 (A)	400	420
Springleaf Finance Corp.,
6.125%, 5–15–22	450	477

		2,425

Financial Exchanges & Data – 0.9%
Donnelley Financial Solutions, Inc.,
8.250%, 10–15–24	575	615

Investment Banking & Brokerage – 0.8%
LPL Holdings, Inc.,
5.750%, 9–15–25 (A)	475	493

Mortgage REITs – 1.4%
iStar, Inc.:
6.000%, 4–1–22	150	155
5.250%, 9–15–22	319	324
Starwood Property Trust, Inc.,
5.000%, 12–15–21	375	391

		870

Specialized Finance – 4.1%
C&S Group Enterprises LLC,
5.375%, 7–15–22 (A)	200	198
CTR Partnership L.P. and CareTrust Capital Corp. (GTD by CareTrust REIT),
5.250%, 6–1–25	375	386
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
6.020%, 6–15–26 (A)	725	805
Hexion U.S. Finance Corp.,
6.625%, 4–15–20	375	336
Navient Corp.,
5.625%, 8–1–33	575	496
UPCB Finance IV Ltd.,
5.375%, 1–15–25 (A)	350	364

		2,585

Total Financials – 11.0%		6,988
Health Care

Health Care Facilities – 2.4%
Columbia/HCA Healthcare Corp.,
7.500%, 11–15–95	429	443
Community Health Systems, Inc.,
6.250%, 3–31–23	300	296
HCA, Inc. (GTD by HCA Holdings, Inc.),
5.250%, 6–15–26	300	323
Tenet Healthcare Corp.,
4.625%, 7–15–24 (A)	449	444

		1,506

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 1.8%
Endo Finance LLC and Endo Finco, Inc. (GTD by Endo Ltd.),
5.375%, 1–15–23 (A)(B)	$375	$306
Valeant Pharmaceuticals International, Inc.,
7.000%, 3–15–24 (A)	475	506
VRX Escrow Corp.,
5.875%, 5–15–23 (A)	360	318

		1,130

Total Health Care – 4.2%		2,636
Industrials

Aerospace & Defense – 0.6%
Triumph Group, Inc.,
4.875%, 4–1–21	400	394

Airlines – 0.6%
Bristow Group, Inc.,
6.250%, 10–15–22	511	357

Building Products – 1.0%
Standard Industries, Inc.,
5.000%, 2–15–27 (A)	300	313
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 6–15–24	300	316

		629

Commercial Printing – 0.9%
Cimpress N.V.,
7.000%, 4–1–22 (A)	575	596

Construction & Engineering – 0.8%
Tutor Perini Corp.,
6.875%, 5–1–25 (A)	450	488

Construction Machinery & Heavy Trucks – 0.7%
J.B. Poindexter & Co., Inc.,
9.000%, 4–1–22 (A)	400	418

Diversified Support Services – 1.6%
Herc Spinoff Issuer Corp. and Escrow Issuer LLC,
7.750%, 6–1–24 (A)	275	298
KAR Auction Services, Inc.,
5.125%, 6–1–25 (A)	280	291
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
4.875%, 1–15–28	410	412

		1,001

Electrical Components & Equipment – 0.9%
General Cable Corp.,
5.750%, 10–1–22	315	317
Sensata Technologies B.V.,
4.875%, 10–15–23 (A)	239	251

		568

2017	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Machinery – 0.8%
Moog, Inc.,
5.250%, 12–1–22 (A)	$300	$314
Terex Corp.,
5.625%, 2–1–25 (A)	202	213

		527

Marine Ports & Services – 0.8%
Great Lakes Dredge & Dock Corp.,
8.000%, 5–15–22	475	493

Trading Companies & Distributors – 0.3%
H&E Equipment Services, Inc.,
5.625%, 9–1–25 (A)	205	216

Total Industrials – 9.0%		5,687
Information Technology

Application Software – 1.1%
NXP B.V. and NXP Funding LLC,
4.625%, 6–1–23 (A)	350	376
Sabre GLBL, Inc.,
5.375%, 4–15–23 (A)	300	311

		687

Communications Equipment – 0.5%
Plantronics, Inc.,
5.500%, 5–31–23 (A)	291	302

Data Processing & Outsourced Services – 1.9%
Alliance Data Systems Corp.,
5.875%, 11–1–21 (A)	375	390
Harland Clarke Holdings Corp.:
9.250%, 3–1–21 (A)	400	414
8.375%, 8–15–22 (A)	390	417

		1,221

Electronic Components – 1.2%
EnerSys,
5.000%, 4–30–23 (A)	450	468
TTM Technologies, Inc.,
5.625%, 10–1–25 (A)	305	309

		777

IT Consulting & Other Services – 0.3%
SAIC, Inc. (GTD by Science Applications International Corp.),
4.450%, 12–1–20	200	210

Technology Distributors – 0.5%
Ingram Micro, Inc.,
5.450%, 12–15–24 (B)	310	318

Technology Hardware, Storage & Peripherals – 1.2%
Nuance Communications, Inc.,
5.625%, 12–15–26 (A)	300	318
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 1–1–25	450	438

		756

Total Information Technology – 6.7%		4,271

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Aluminum – 0.5%
Novelis Corp. (GTD by Novelis, Inc.),
5.875%, 9–30–26 (A)	$300	$305

Commodity Chemicals – 1.1%
NOVA Chemicals Corp.,
5.000%, 5–1–25 (A)	375	381
Trinseo Materials Operating SCA and Trinseo Materials Finance, Inc.,
5.375%, 9–1–25 (A)	295	303

		684

Diversified Metals & Mining – 1.2%
First Quantum Minerals Ltd.,
7.250%, 4–1–23 (A)	350	360
FMG Resources August 2006 Partners Ltd.,
4.750%, 5–15–22 (A)	375	380

		740

Forest Products – 0.6%
Boise Cascade Co.,
5.625%, 9–1–24 (A)	375	394

Metal & Glass Containers – 1.6%
Crown Cork & Seal Co., Inc.,
7.375%, 12–15–26	325	382
HudBay Minerals, Inc.,
7.625%, 1–15–25 (A)	290	314
Owens-Brockway Glass Container, Inc.,
5.375%, 1–15–25 (A)	300	322

		1,018

Paper Packaging – 0.7%
Cascades, Inc.,
5.750%, 7–15–23 (A)	450	473

Precious Metals & Minerals – 0.4%
Coeur Mining, Inc.,
5.875%, 6–1–24	285	285

Steel – 2.0%
ArcelorMittal,
6.125%, 6–1–25	400	460
Grinding Media, Inc. and MC Grinding Media Canada, Inc.,
7.375%, 12–15–23 (A)	375	407
SunCoke Energy Partners L.P. and SunCoke Energy Partners Finance Corp.,
7.500%, 6–15–25 (A)	385	397

		1,264

Total Materials – 8.1%		5,163

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate

Health Care REITs – 0.6%
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.),
5.000%, 10–15–27	$355	$364

Industrial REITs – 0.8%
Kennedy-Wilson, Inc. (GTD by Kennedy-Wilson Holdings, Inc.),
5.875%, 4–1–24	500	515

Real Estate Services – 0.6%
Realogy Group LLC and Realogy Co-Issuer Corp.,
4.875%, 6–1–23 (A)	390	401

Specialized REITs – 1.0%
GEO Group, Inc. (The),
6.000%, 4–15–26	305	320
Iron Mountain, Inc.,
4.875%, 9–15–27 (A)	305	311

		631

Total Real Estate – 3.0%		1,911
Telecommunication Services

Alternative Carriers – 0.9%
Cogent Communications Holdings, Inc.,
5.375%, 3–1–22 (A)	360	378
Zayo Group LLC and Zayo Capital, Inc.,
6.375%, 5–15–25	200	216

		594

Integrated Telecommunication Services – 4.6%
CenturyLink, Inc.:
5.800%, 3–15–22	148	147
5.625%, 4–1–25	128	123
Embarq Corp.,
7.995%, 6–1–36	375	381
Sprint Corp.:
7.250%, 9–15–21	331	368
7.875%, 9–15–23	1,265	1,467
ViaSat, Inc.,
5.625%, 9–15–25 (A)	455	458

		2,944

Wireless Telecommunication Service – 0.7%
C&W Senior Financing Designated Activity Co.,
6.875%, 9–15–27 (A)	344	358
United States Cellular Corp.,
6.700%, 12–15–33	60	62

		420

Total Telecommunication Services – 6.2%		3,958

94	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 1.0%
Calpine Corp.,
5.250%, 6–1–26 (A)	$300	$299
NextEra Energy Operating Partners L.P. (GTD by NextEra Energy Partners L.P. and NextEra Energy U.S. Partners Holdings LLC):
4.250%, 9–15–24 (A)	231	236
4.500%, 9–15–27 (A)	126	128

		663

Independent Power Producers & Energy Traders – 0.8%
Pattern Energy Group, Inc. (GTD by Pattern U.S. Finance Co. LLC),
5.875%, 2–1–24 (A)	450	474

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities – 1.6%
MGE Energy Corp.:
6.375%, 1–30–23 (A)	$751	$655
6.500%, 1–15–25 (A)	361	352

		1,007

Renewable Electricity – 0.9%
NRG Yield Operating LLC,
5.000%, 9–15–26	175	182
TerraForm Power Operating LLC (GTD by TerraForm Power LLC),
6.375%, 2–1–23 (A)(B)	375	390

		572

Total Utilities – 4.3%		2,716

TOTAL CORPORATE DEBT SECURITIES – 92.1%		$58,492
(Cost: $57,927)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (C) – 2.8%
Federal Home Loan Bank,
0.700%, 10–2–17	$1,772	$1,772

Master Note – 2.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (D)	1,863	1,863

TOTAL SHORT-TERM SECURITIES – 5.7%		$3,635
(Cost: $3,635)

TOTAL INVESTMENT SECURITIES – 98.2%		$62,364
(Cost: $61,797)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.8%		1,162

NET ASSETS – 100.0%		$63,526

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $35,482 or 55.9% of net assets.

(B)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2017.

(C)	Rate shown is the yield to maturity at September 30, 2017.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$237	$—
Corporate Debt Securities	—	58,492	—
Short-Term Securities	—	3,635	—
Total	$—	$62,364	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	95

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2017

(In thousands, except per share amounts)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund		Ivy Crossover Credit Fund		Ivy IG International Small Cap Fund		Ivy Pictet Emerging Markets Local Currency Debt Fund(1)		Ivy Pictet Targeted Return Bond Fund(2)	Ivy PineBridge High Yield Fund
ASSETS
Investments in unaffiliated securities at value+	$567,972	$509,268	$17,866		$32,663		$43,185		$114,980		$297,165	$62,364
Investments at Value	567,972	509,268	17,866		32,663		43,185		114,980		297,165	62,364
Cash	1,515	4,338	1		—	*	1		718		—	96
Cash denominated in foreign currencies at value+	551	402	—		—		1,284		173		6,217	—
Restricted cash	650	680	—		—		—		465		1,324	—
Investment securities sold receivable	7,499	5,094	—		1,027		55		904		2,889	1,269
Dividends and interest receivable	4,200	9,415	175		289		146		1,693		2,021	973
Capital shares sold receivable	568	459	43		10		161		201		296	46
Receivable from affiliates	—	119	1		18		17		135		224	12
Unrealized appreciation on forward foreign currency contracts	225	50	—		—		—		470		2,267	—
Swap agreements, at value	—	—	—		—		—		46		2	—
Variation margin receivable	—	—	—		—		—		—		110	—
Prepaid and other assets	65	64	38		8		8		30		24	5
Total Assets	583,245	529,889	18,124		34,015		44,857		119,815		312,539	64,765

LIABILITIES
Investment securities purchased payable	8,905	8,259	—		1,496		1,964		—		3,753	1,149
Capital shares redeemed payable	704	636	—	*	3		3		108		214	61
Distributions payable	—	—	13		—		—		—		—	—
Independent Trustees and Chief Compliance Officer fees payable	5	5	—	*	—	*	—	*	1		2	—	*
Overdraft due to custodian	—	—	—		—		—		—		13,024	—
Distribution and service fees payable	3	2	—	*	—	*	—	*	—	*	1	—	*
Shareholder servicing payable	88	63	2		3		4		9		19	4
Investment management fee payable	22	19	—		1		2		5		14	2
Accounting services fee payable	14	12	11		2		3		6		33	4
Unrealized depreciation on forward foreign currency contracts	429	15	—		—		—		489		688	—
Swap agreements, at value	—	—	—		—		—		8		585	—
Variation margin payable	—	—	—		—		—		1		88	—
Written options at value+	—	—	—		—		—		—		264	—
Other liabilities	45	16	—		2		9		77		17	19
Total Liabilities	10,215	9,027	26		1,507		1,985		704		18,702	1,239
Commitments and Contingencies (See Note 2 and Note 11)
Total Net Assets	$573,030	$520,862	$18,098		$32,508		$42,872		$119,111		$293,837	$63,526

NET ASSETS
Capital paid in (shares authorized – unlimited)	$531,809	$509,918	$17,817		$31,804		$36,473		$117,678		$290,567	$62,413
Undistributed (distributions in excess of) net investment income	5,415	1,723	5		102		342		661		(3,916)	367
Accumulated net realized gain (loss)	(1,982)	1,760	30		289		(88)		(1,029)		(1,167)	179
Net unrealized appreciation	37,788	7,461	246		313		6,145		1,801		8,353	567
Total Net Assets	$573,030	$520,862	$18,098		$32,508		$42,872		$119,111		$293,837	$63,526

CAPITAL SHARES OUTSTANDING:
Class A	12,936	12,016	821		1,091		1,091		1,365		1,990	640
Class C	1,789	786	138		N/A		106		236		394	N/A
Class E	N/A	N/A	N/A		50		N/A		200		N/A	N/A
Class I	36,429	31,096	703		1,823		2,263		4,666		10,938	2,199
Class N(3)	385	5,937	N/A		50		45		5,506		15,338	3,368
Class R	N/A	N/A	N/A		50		N/A		200		N/A	50
Class Y	454	855	119		106		46		330		350	N/A

See Accompanying Notes to Financial Statements.

96	ANNUAL REPORT	2017

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2017

(In thousands, except per share amounts)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund	Ivy Crossover Credit Fund	Ivy IG International Small Cap Fund	Ivy Pictet Emerging Markets Local Currency Debt Fund(1)	Ivy Pictet Targeted Return Bond Fund(2)	Ivy PineBridge High Yield Fund

NET ASSET VALUE PER SHARE:
Class A	$11.02	$10.27	$10.16	$10.26	$12.06	$9.47	$10.11	$10.15
Class C	$11.02	$10.27	$10.16	N/A	$12.00	$9.28	$10.05	N/A
Class E	N/A	N/A	N/A	$10.26	N/A	$9.48	N/A	N/A
Class I	$11.02	$10.28	$10.16	$10.26	$12.08	$9.54	$10.13	$10.15
Class N(3)	$11.03	$10.28	N/A	$10.26	$12.09	$9.54	$10.13	$10.15
Class R	N/A	N/A	N/A	$10.25	N/A	$9.41	N/A	$10.15
Class Y	$11.02	$10.27	$10.16	$10.26	$12.06	$9.48	$10.11	N/A

+COST
Investments in unaffiliated securities at cost	$529,946	$501,822	$17,620	$32,350	$37,058	$113,153	$291,371	$61,797
Cash denominated in foreign currencies at cost	549	403	—	—	1,267	174	6,221	—
Written options premiums received at cost	—	—	—	—	—	—	140	—

*	Not shown due to rounding.

(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Emerging Markets Local Currency Debt Fund to Ivy Pictet Emerging Markets Local Currency Debt Fund.

(2)	Effective April 3, 2017, the Fund’s name changed from Ivy Targeted Return Bond Fund to Ivy Pictet Targeted Return Bond Fund.

(3)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	97

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

(In thousands)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund(1)		Ivy Crossover Credit Fund(2)		Ivy IG International Small Cap Fund(3)	Ivy Pictet Emerging Markets Local Currency Debt Fund(4)	Ivy Pictet Targeted Return Bond Fund(5)	Ivy PineBridge High Yield Fund(6)
INVESTMENT INCOME
Dividends from unaffiliated securities	$10,781	$285	$—		$—		$663	$—	$—	$—
Foreign dividend withholding tax	(550)	—	—		—		(55)	—	—	—
Interest and amortization from unaffiliated securities	15,394	21,650	420		506		11	4,505	4,521	1,388
Foreign interest withholding tax	—	(1)	—		—		—	(56)	(1)	—
Total Investment Income	25,625	21,934	420		506		619	4,449	4,520	1,388

EXPENSES
Investment management fee	3,689	2,986	68		71		241	619	1,857	162
Distribution and service fees:
Class A	331	292	16		13		19	30	49	5
Class C	183	85	12		N/A		8	21	39	N/A
Class E	N/A	N/A	N/A		1		N/A	4	N/A	N/A
Class R	N/A	N/A	N/A		1		N/A	9	N/A	1
Class Y	12	19	3		1		1	9	9	N/A
Shareholder servicing:
Class A	280	164	2		1		4	19	21	—	*
Class C	34	17	—	*	N/A		— *	1	1	N/A
Class E	N/A	N/A	N/A		—	*	N/A	— *	N/A	N/A
Class I	604	445	7		11		23	59	162	10
Class N(7)	1	3	N/A		—	*	— *	2	9	2
Class R	N/A	N/A	N/A		1		N/A	5	N/A	1
Class Y	7	12	2		1		1	5	5	N/A
Registration fees	135	129	9		5		8	89	101	2
Offering cost	9	9	—		—		—	—	41	—
Custodian fees	56	39	2		2		30	79	55	4
Independent Trustees and Chief Compliance Officer fees	22	19	—	*	1		1	3	9	1
Accounting services fee	152	132	16		15		21	53	79	19
Professional fees	37	38	11		—	*	2	42	28	3
Other	135	82	—	*	4		11	23	34	1
Total Expenses	5,687	4,471	148		128		370	1,072	2,499	211
Less:
Expenses in excess of limit	—	(305)	(69)		(18)		(61)	(306)	(435)	(12)
Total Net Expenses	5,687	4,166	79		110		309	766	2,064	199
Net Investment Income	19,938	17,768	341		396		310	3,683	2,456	1,189

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	522	3,052	30		289		(85)	(1,885)	12,794	179
Futures contracts	—	—	—		—		—	(83)	(767)	—
Written options	—	—	—		—		—	5	579	—
Swap agreements	—	—	—		—		—	(145)	334	—
Forward foreign currency contracts	(484)	(774)	—		—		—	32	(9,431)	—
Foreign currency exchange transactions	64	(76)	—		—		16	(40)	(8,875)	—

See Accompanying Notes to Financial Statements.

98	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

(In thousands)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund(1)	Ivy Crossover Credit Fund(2)	Ivy IG International Small Cap Fund(3)	Ivy Pictet Emerging Markets Local Currency Debt Fund(4)		Ivy Pictet Targeted Return Bond Fund(5)	Ivy PineBridge High Yield Fund(6)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	$28,885	$496	$246	$313	$6,127	$2,347		$4,502	$567
Futures contracts	—	—	—	—	—	—	*	933	—
Written options	—	—	—	—	—	—		10	—
Swap agreements	—	—	—	—	—	33		117	—
Forward foreign currency contracts	(347)	37	—	—	—	(22)		1,407	—
Foreign currency exchange transactions	(13)	(19)	—	—	18	1		(13)	—
Net Realized and Unrealized Gain	28,627	2,716	276	602	6,076	243		1,590	746
Net Increase in Net Assets Resulting from Operations	$48,565	$20,484	$617	$998	$6,386	$3,926		$4,046	$1,935

*	Not shown due to rounding.
(1)	For the period from October 3, 2016 (commencement of operations) to September 30, 2017.
(2)	For the period from April 3, 2017 (commencement of operations) to September 30, 2017.
(3)	For the period from January 10, 2017 (commencement of operations) to September 30, 2017.
(4)	Effective April 3, 2017, the Fund’s name changed from Ivy Emerging Markets Local Currency Debt Fund to Ivy Pictet Emerging Markets Local Currency Debt Fund.
(5)	Effective April 3, 2017, the Fund’s name changed from Ivy Targeted Return Bond Fund to Ivy Pictet Targeted Return Bond Fund.
(6)	For the period from May 18, 2017 (commencement of operations) to September 30, 2017.
(7)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	99

STATEMENTS IN CHANGES OF NET ASSETS	IVY FUNDS

	Ivy Apollo Multi-Asset Income Fund		Ivy Apollo Strategic Income Fund		Ivy California Municipal High Income Fund
(In thousands)	Year ended 9-30-17	Period from 10-1-15 (commencement of operations) to 9-30-16	Year ended 9-30-17	Period from 10-1-15 (commencement of operations) to 9-30-16	Period from 10-3-16 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$19,938	$6,491	$17,768	$6,196	$341
Net realized gain (loss) on investments	102	(1,266)	2,202	934	30
Net change in unrealized appreciation	28,525	9,263	514	6,947	246
Net Increase in Net Assets Resulting from Operations	48,565	14,488	20,484	14,077	617

Distributions to Shareholders From:
Net investment income:
Class A	(3,776)	(2,829)	(4,340)	(3,125)	(173)
Class C	(394)	(154)	(262)	(124)	(22)
Class I	(11,668)	(2,005)	(10,920)	(1,752)	(121)
Class N(1)	(128)	(73)	(1,186)	(155)	N/A
Class Y	(138)	(81)	(291)	(116)	(25)
Net realized gains:
Class A	(175)	(6)	(451)	—	—
Class C	(23)	— *	(38)	—	—
Class I	(464)	(1)	(907)	—	—
Class N(1)	(6)	— *	(25)	—	N/A
Class Y	(7)	— *	(28)	—	—
Total Distributions to Shareholders	(16,779)	(5,149)	(18,448)	(5,272)	(341)
Capital Share Transactions	170,006	361,899	219,931	290,090	17,822
Net Increase in Net Assets	201,792	371,238	221,967	298,895	18,098
Net Assets, Beginning of Period	371,238	—	298,895	—	—
Net Assets, End of Period	$573,030	$371,238	$520,862	$298,895	$18,098
Undistributed net investment income	$5,415	$1,423	$1,723	$1,002	$5

*	Not shown due to rounding.
(1)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

100	ANNUAL REPORT	2017

STATEMENTS IN CHANGES OF NET ASSETS	IVY FUNDS

	Ivy Crossover Credit Fund	Ivy IG International Small Cap Fund	Ivy Pictet Emerging Markets Local Currency Debt Fund(1)
(In thousands)	Period from 4-3-17 (commencement of operations) to 9-30-17	Period from 1-10-17 (commencement of operations) to 9-30-17	Year ended 9-30-17	Year ended 9-30-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$396	$310	$3,683	$1,714
Net realized gain (loss) on investments	289	(69)	(2,116)	(3,294)
Net change in unrealized appreciation	313	6,145	2,359	6,837
Net Increase in Net Assets Resulting from Operations	998	6,386	3,926	5,257

Distributions to Shareholders From:
Net investment income:
Class A	(106)	—	—	—
Class C	N/A	—	—	—
Class E	(5)	N/A	—	—
Class I	(173)	—	—	—
Class N(2)	(6)	—	—	—
Class R	(4)	N/A	—	—
Class Y	(11)	—	—	—
Net realized gains:
Class A	—	—	—	—
Class C	N/A	—	—	—
Class E	—	N/A	—	—
Class I	—	—	—	—
Class N(2)	—	—	—	—
Class R	—	N/A	—	—
Class Y	—	—	—	—
Total Distributions to Shareholders	(305)	—	—	—
Capital Share Transactions	31,815	36,486	65,162	2,787
Net Increase in Net Assets	32,508	42,872	69,088	8,044
Net Assets, Beginning of Period	—	—	50,023	41,979
Net Assets, End of Period	$32,508	$42,872	$119,111	$50,023
Undistributed (distributions in excess of) net investment income	$102	$342	$661	$(1,276)

(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Emerging Markets Local Currency Debt Fund to Ivy Pictet Emerging Markets Local Currency Debt Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	101

STATEMENTS IN CHANGES OF NET ASSETS	IVY FUNDS

	Ivy Pictet Targeted Return Bond Fund(1)		Ivy PineBridge High Yield Fund
(In thousands)	Year ended 9-30-17	Period from 1-4-16 (commencement of operations) to 9-30-16	Period from 5-18-17 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,456	$470	$1,189
Net realized gain (loss) on investments	(5,366)	(103)	179
Net change in unrealized appreciation	6,956	1,390	567
Net Increase in Net Assets Resulting from Operations	4,046	1,757	1,935

Distributions to Shareholders From:
Net investment income:
Class A	(241)	—	(65)
Class C	(25)	—	N/A
Class I	(1,272)	—	(225)
Class N(2)	(34)	—	(532)
Class R	N/A	N/A	(5)
Class Y	(46)	—	N/A
Net realized gains:
Class A	(178)	—	—
Class C	(35)	—	N/A
Class I	(794)	—	—
Class N(2)	(20)	—	—
Class R	N/A	N/A	—
Class Y	(32)	—	N/A
Total Distributions to Shareholders	(2,677)	—	(827)
Capital Share Transactions	189,708	101,003	62,418
Net Increase in Net Assets	191,077	102,760	63,526
Net Assets, Beginning of Period	102,760	—	—
Net Assets, End of Period	$293,837	$102,760	$63,526
Undistributed (distributions in excess of) net investment income	$(3,916)	$306	$367

(1)	Effective April 3, 2017, the Fund’s name changed from Ivy Targeted Return Bond Fund to Ivy Pictet Targeted Return Bond Fund.
(2)	Effective March 3, 2017 Class R6 has been renamed Class N.

See Accompanying Notes to Financial Statements.

102	ANNUAL REPORT	2017

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2017	ANNUAL REPORT	103

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO MULTI-ASSET INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2017	$10.45	$0.39	$0.50	$0.89	$(0.30)	$(0.02)		$(0.32)
Year ended 9-30-2016(4)	10.00	0.37	0.31	0.68	(0.23)	—	*	(0.23)
Class C Shares
Year ended 9-30-2017	10.46	0.31	0.50	0.81	(0.23)	(0.02)		(0.25)
Year ended 9-30-2016(4)	10.00	0.28	0.33	0.61	(0.15)	—	*	(0.15)
Class I Shares
Year ended 9-30-2017	10.46	0.41	0.51	0.92	(0.34)	(0.02)		(0.36)
Year ended 9-30-2016(4)	10.00	0.39	0.32	0.71	(0.25)	—	*	(0.25)
Class N Shares(6)
Year ended 9-30-2017	10.46	0.43	0.52	0.95	(0.36)	(0.02)		(0.38)
Year ended 9-30-2016(4)	10.00	0.38	0.33	0.71	(0.25)	—	*	(0.25)
Class Y Shares
Year ended 9-30-2017	10.45	0.39	0.51	0.90	(0.31)	(0.02)		(0.33)
Year ended 9-30-2016(4)	10.00	0.34	0.34	0.68	(0.23)	—	*	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.25%.

(9)	Ratio of expenses to average net assets excluding offering cost was 2.01%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.93%.

(11)	Ratio of expenses to average net assets excluding offering cost was 0.89%.

(12)	Ratio of expenses to average net assets excluding offering cost was 1.20%.

104	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$11.02	8.67%	$143	1.24%		3.64%		—%		—%		84%
Year ended 9-30-2016(4)	10.45	6.85	95	1.30	(5)(8)	3.69	(5)	1.41	(5)	3.58	(5)	63	(7)
Class C Shares
Year ended 9-30-2017	11.02	7.86	20	1.97		2.87		—		—		84
Year ended 9-30-2016(4)	10.46	6.14	14	2.06	(5)(9)	2.78	(5)	—		—		63	(7)
Class I Shares
Year ended 9-30-2017	11.02	8.92	401	0.95		3.88		—		—		84
Year ended 9-30-2016(4)	10.46	7.25	255	0.98	(5)(10)	3.80	(5)	—		—		63	(7)
Class N Shares(6)
Year ended 9-30-2017	11.03	9.12	4	0.78		4.09		—		—		84
Year ended 9-30-2016(4)	10.46	7.26	3	0.94	(5)(11)	3.73	(5)	—		—		63	(7)
Class Y Shares
Year ended 9-30-2017	11.02	8.75	5	1.17		3.69		—		—		84
Year ended 9-30-2016(4)	10.45	6.90	4	1.25	(5)(12)	3.31	(5)	1.33	(5)	3.23	(5)	63	(7)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	105

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO STRATEGIC INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$10.26	$0.39	$0.04	$0.43	$(0.38)	$(0.04)	$(0.42)
Year ended 9-30-2016(4)	10.00	0.34	0.18	0.52	(0.26)	—	(0.26)
Class C Shares
Year ended 9-30-2017	10.26	0.32	0.04	0.36	(0.31)	(0.04)	(0.35)
Year ended 9-30-2016(4)	10.00	0.27	0.19	0.46	(0.20)	—	(0.20)
Class I Shares
Year ended 9-30-2017	10.27	0.42	0.05	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.39	0.17	0.56	(0.29)	—	(0.29)
Class N Shares(6)
Year ended 9-30-2017	10.27	0.43	0.04	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.34	0.22	0.56	(0.29)	—	(0.29)
Class Y Shares
Year ended 9-30-2017	10.26	0.40	0.04	0.44	(0.39)	(0.04)	(0.43)
Year ended 9-30-2016(4)	10.00	0.33	0.20	0.53	(0.27)	—	(0.27)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.10%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.79%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.80%.

(11)	Ratio of expenses to average net assets excluding offering cost was 0.79%.

(12)	Ratio of expenses to average net assets excluding offering cost was 1.05%.

106	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$10.27	4.38%	$123	1.15%		3.83%		1.17%		3.81%		48%
Year ended 9-30-2016(4)	10.26	5.35	95	1.15	(5)(8)	3.36	(5)	1.26	(5)	3.25	(5)	42	(7)
Class C Shares
Year ended 9-30-2017	10.27	3.66	8	1.85		3.13		1.98		3.00		48
Year ended 9-30-2016(4)	10.26	4.66	8	1.84	(5)(9)	2.71	(5)	1.96	(5)	2.59	(5)	42	(7)
Class I Shares
Year ended 9-30-2017	10.28	4.59	320	0.85		4.13		0.94		4.04		48
Year ended 9-30-2016(4)	10.27	5.75	184	0.85	(5)(10)	3.91	(5)	0.98	(5)	3.78	(5)	42	(7)
Class N Shares(6)
Year ended 9-30-2017	10.28	4.75	61	0.77		4.24		—		—		48
Year ended 9-30-2016(4)	10.27	5.75	6	0.84	(5)(11)	3.44	(5)	—		—		42	(7)
Class Y Shares
Year ended 9-30-2017	10.27	4.44	9	1.10		3.89		1.19		3.80		48
Year ended 9-30-2016(4)	10.26	5.39	6	1.10	(5)(12)	3.31	(5)	1.23	(5)	3.18	(5)	42	(7)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	107

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.26	$0.14	$0.40	$(0.24)	$—	$(0.24)
Class C Shares
Year ended 9-30-2017(4)	10.00	0.19	0.16	0.35	(0.19)	—	(0.19)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.28	0.13	0.41	(0.25)	—	(0.25)
Class Y Shares
Year ended 9-30-2017(4)	10.00	0.25	0.15	0.40	(0.24)	—	(0.24)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

108	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.16	4.17%	$8	0.60	%(5)	2.62	%(5)	1.12	%(5)	2.10	%(5)	7	%(6)
Class C Shares
Year ended 9-30-2017(4)	10.16	3.53	2	1.33	(5)	1.88	(5)	1.85	(5)	1.36	(5)	7	(6)
Class I Shares
Year ended 9-30-2017(4)	10.16	4.31	7	0.43	(5)	2.87	(5)	0.95	(5)	2.35	(5)	7	(6)
Class Y Shares
Year ended 9-30-2017(4)	10.16	4.09	1	0.60	(5)	2.54	(5)	1.23	(5)	1.91	(5)	7	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	109

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CROSSOVER CREDIT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.13	$0.23	$0.36	$(0.10)	$—	$(0.10)
Class E Shares
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class N Shares
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class R Shares
Year ended 9-30-2017(4)	10.00	0.10	0.23	0.33	(0.08)	—	(0.08)
Class Y Shares
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

110	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.26	3.51%	$11	0.90	%(5)	2.63	%(5)	0.95	%(5)	2.58	%(5)	112	%(6)
Class E Shares
Year ended 9-30-2017(4)	10.26	3.48	1	0.96	(5)	2.56	(5)	1.00	(5)	2.52	(5)	112	(6)
Class I Shares
Year ended 9-30-2017(4)	10.26	3.72	18	0.65	(5)	2.89	(5)	0.83	(5)	2.71	(5)	112	(6)
Class N Shares
Year ended 9-30-2017(4)	10.26	3.72	1	0.65	(5)	2.87	(5)	0.69	(5)	2.83	(5)	112	(6)
Class R Shares
Year ended 9-30-2017(4)	10.25	3.29	1	1.45	(5)	2.07	(5)	1.48	(5)	2.04	(5)	112	(6)
Class Y Shares
Year ended 9-30-2017(4)	10.26	3.51	1	0.90	(5)	2.63	(5)	1.08	(5)	2.45	(5)	112	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	111

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY IG INTERNATIONAL SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.09	$1.97	$2.06	$—	$—	$—
Class C Shares
Year ended 9-30-2017(4)	10.00	0.03	1.97	2.00	—	—	—
Class I Shares
Year ended 9-30-2017(4)	10.00	0.11	1.97	2.08	—	—	—
Class N Shares
Year ended 9-30-2017(4)	10.00	0.11	1.98	2.09	—	—	—
Class Y Shares
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

112	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$12.06	20.60%	$13	1.45	%(5)	1.11	%(5)	1.61	%(5)	0.95	%(5)	38	%(6)
Class C Shares
Year ended 9-30-2017(4)	12.00	20.00	1	2.17	(5)	0.39	(5)	2.33	(5)	0.23	(5)	38	(6)
Class I Shares
Year ended 9-30-2017(4)	12.08	20.90	27	1.15	(5)	1.42	(5)	1.45	(5)	1.12	(5)	38	(6)
Class N Shares
Year ended 9-30-2017(4)	12.09	20.90	1	1.15	(5)	1.41	(5)	1.31	(5)	1.25	(5)	38	(6)
Class Y Shares
Year ended 9-30-2017(4)	12.06	20.60	1	1.45	(5)	1.11	(5)	1.70	(5)	0.86	(5)	38	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	113

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2017	$9.21	$0.41	$(0.15)	$0.26	$—	$—		$—
Year ended 9-30-2016	8.11	0.33	0.77	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class C Shares
Year ended 9-30-2017	9.09	0.34	(0.15)	0.19	—	—		—
Year ended 9-30-2016	8.06	0.28	0.75	1.03	—	—		—
Year ended 9-30-2015	9.73	0.27	(1.83)	(1.56)	(0.11)	—	*	(0.11)
Year ended 9-30-2014(4)	10.00	0.13	(0.40)	(0.27)	—	—		—
Class E Shares
Year ended 9-30-2017	9.21	0.42	(0.15)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.33	(1.82)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class I Shares
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.39	0.74	1.13	—	—		—
Year ended 9-30-2015	9.77	0.36	(1.84)	(1.48)	(0.17)	—	*	(0.17)
Year ended 9-30-2014(4)	10.00	0.17	(0.40)	(0.23)	—	—		—
Class N Shares(7)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.38	0.75	1.13	—	—		—
Year ended 9-30-2015(6)	9.08	0.23	(1.19)	(0.96)	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 30, 2014 (commencement of operations of the class) through September 30, 2014.

(5)	Annualized.

(6)	For the period from January 30, 2015 (commencement of operations of the class) through September 30, 2015.

(7)	Effective March 3, 2017 Class R6 has been renamed Class N.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2015.

(10)	Ratio of expenses to average net assets excluding offering cost was 2.00%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.80%.

(12)	Ratio of expenses to average net assets excluding offering cost was 2.50%.

(13)	Ratio of expenses to average net assets excluding offering cost was 2.47%.

(14)	Ratio of expenses to average net assets excluding offering cost was 1.72%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.71%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.62%.

(17)	Ratio of expenses to average net assets excluding offering cost was 1.61%.

(18)	Ratio of expenses to average net assets excluding offering cost was 2.33%.

(19)	Ratio of expenses to average net assets excluding offering cost was 1.96%.

(20)	Ratio of expenses to average net assets excluding offering cost was 1.47%.

(21)	Ratio of expenses to average net assets excluding offering cost was 1.86%.

114	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$9.47	2.82%	$13		1.25%		4.45%		1.63%		4.07%		63%
Year ended 9-30-2016	9.21	13.56	12		1.25		3.90		2.03		3.12		74
Year ended 9-30-2015	8.11	-15.45	26		1.25		3.81		2.21	(10)	2.85		40
Year ended 9-30-2014(4)	9.76	-2.40	20		1.25	(5)	3.70	(5)	2.18	(5)(11)	2.77	(5)	18	(8)
Class C Shares
Year ended 9-30-2017	9.28	2.09	2		1.97		3.81		2.27		3.51		63
Year ended 9-30-2016	9.09	12.78	2		2.00		3.27		2.50		2.77		74
Year ended 9-30-2015	8.06	-16.12	2		2.00		2.98		2.71	(12)	2.27		40
Year ended 9-30-2014(4)	9.73	-2.70	2		2.00	(5)	2.95	(5)	2.85	(5)(13)	2.10	(5)	18	(8)
Class E Shares
Year ended 9-30-2017	9.48	2.93	2		1.17		4.60		1.46		4.31		63
Year ended 9-30-2016	9.21	13.56	2		1.26		4.01		1.72		3.55		74
Year ended 9-30-2015	8.11	-15.45	2		1.26		3.72		1.93	(14)	3.05		40
Year ended 9-30-2014(4)	9.76	-2.40	2		1.25	(5)	3.72	(5)	2.09	(5)(15)	2.88	(5)	18	(8)
Class I Shares
Year ended 9-30-2017	9.54	3.14	45		0.91		4.96		1.39		4.48		63
Year ended 9-30-2016	9.25	13.92	26		1.00		4.42		1.62		3.80		74
Year ended 9-30-2015	8.12	-15.29	8		1.00		4.00		1.83	(16)	3.17		40
Year ended 9-30-2014(4)	9.77	-2.30	8		1.00	(5)	3.97	(5)	1.99	(5)(17)	2.98	(5)	18	(8)
Class N Shares(7)
Year ended 9-30-2017	9.54	3.14	52		0.80		4.95		1.11		4.64		63
Year ended 9-30-2016	9.25	13.92	1		1.00		4.35		1.47		3.88		74
Year ended 9-30-2015(6)	8.12	-10.57	—	*	1.00	(5)	4.03	(5)	1.68	(5)(20)	3.35	(5)	40	(9)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	115

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class R Shares
Year ended 9-30-2017	$9.17	$0.39	$(0.15)	$0.24	$—	$—		$—
Year ended 9-30-2016	8.09	0.32	0.76	1.08	—	—		—
Year ended 9-30-2015	9.74	0.31	(1.82)	(1.51)	(0.14)	—	*	(0.14)
Year ended 9-30-2014(4)	10.00	0.15	(0.41)	(0.26)	—	—		—
Class Y Shares
Year ended 9-30-2017	9.21	0.41	(0.14)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 30, 2014 (commencement of operations of the class) through September 30, 2014.

(5)	Annualized.

(6)	For the period from January 30, 2015 (commencement of operations of the class) through September 30, 2015.

(7)	Effective March 3, 2017 Class R6 has been renamed Class N.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2015.

(10)	Ratio of expenses to average net assets excluding offering cost was 2.00%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.80%.

(12)	Ratio of expenses to average net assets excluding offering cost was 2.50%.

(13)	Ratio of expenses to average net assets excluding offering cost was 2.47%.

(14)	Ratio of expenses to average net assets excluding offering cost was 1.72%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.71%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.62%.

(17)	Ratio of expenses to average net assets excluding offering cost was 1.61%.

(18)	Ratio of expenses to average net assets excluding offering cost was 2.33%.

(19)	Ratio of expenses to average net assets excluding offering cost was 1.96%.

(20)	Ratio of expenses to average net assets excluding offering cost was 1.47%.

(21)	Ratio of expenses to average net assets excluding offering cost was 1.86%.

116	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class R Shares
Year ended 9-30-2017	$9.41	2.62%	$2	1.50%		4.27%		1.97%		3.80%		63%
Year ended 9-30-2016	9.17	13.35	2	1.50		3.77		2.21		3.06		74
Year ended 9-30-2015	8.09	-15.63	2	1.50		3.48		2.54	(18)	2.44		40
Year ended 9-30-2014(4)	9.74	-2.60	2	1.50	(5)	3.47	(5)	2.59	(5)(19)	2.38	(5)	18	(8)
Class Y Shares
Year ended 9-30-2017	9.48	2.93	3	1.25		4.48		1.63		4.10		63
Year ended 9-30-2016	9.21	13.56	5	1.25		4.06		1.86		3.45		74
Year ended 9-30-2015	8.11	-15.45	2	1.25		3.73		2.07	(21)	2.91		40
Year ended 9-30-2014(4)	9.76	-2.40	3	1.25	(5)	3.72	(5)	2.24	(5)(21)	2.73	(5)	18	(8)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	117

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET TARGETED RETURN BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017	$10.21	$0.09	$0.03		$0.12	$(0.13)	$(0.09)	$(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.15		0.21	—	—	—
Class C Shares
Year ended 9-30-2017	10.16	0.02	0.02		0.04	(0.06)	(0.09)	(0.15)
Year ended 9-30-2016(4)	10.00	0.01	0.15		0.16	—	—	—
Class I Shares
Year ended 9-30-2017	10.23	0.11	0.03		0.14	(0.15)	(0.09)	(0.24)
Year ended 9-30-2016(4)	10.00	0.08	0.15		0.23	—	—	—
Class N Shares(6)
Year ended 9-30-2017	10.24	0.14	0.00	*	0.14	(0.16)	(0.09)	(0.25)
Year ended 9-30-2016(4)	10.00	0.09	0.15		0.24	—	—	—
Class Y Shares
Year ended 9-30-2017	10.22	0.09	0.02		0.11	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.16		0.22	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 4, 2016 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Effective March 3, 2017 Class R6 has been renamed Class N.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2016.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.14%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.89%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.77%.

(12)	Ratio of expenses to average net assets excluding offering cost was 0.98%.

(13)	Ratio of expenses to average net assets excluding offering cost was 0.87%.

(14)	Ratio of expenses to average net assets excluding offering cost was 0.85%.

(15)	Ratio of expenses to average net assets excluding offering cost was 0.74%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(17)	Ratio of expenses to average net assets excluding offering cost was 1.02%.

118	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017	$10.11	1.20%	$20	1.24	%(8)	0.88%		1.43%		0.69%		190%
Year ended 9-30-2016(4)	10.21	2.10	19	1.27	(5)(9)	0.88	(5)	1.55	(5)	0.60	(5)	90	(7)
Class C Shares
Year ended 9-30-2017	10.05	0.46	4	1.91	(10)	0.21		2.10		0.02		190
Year ended 9-30-2016(4)	10.16	1.60	4	1.90	(5)(11)	0.15	(5)	2.18	(5)	-0.13	(5)	90	(7)
Class I Shares
Year ended 9-30-2017	10.13	1.43	111	1.00	(12)	1.13		1.22		0.91		190
Year ended 9-30-2016(4)	10.23	2.30	74	1.00	(5)(13)	1.02	(5)	1.30	(5)	0.72	(5)	90	(7)
Class N Shares(6)
Year ended 9-30-2017	10.13	1.45	155	0.87	(14)	1.37		1.07		1.17		190
Year ended 9-30-2016(4)	10.24	2.40	2	0.87	(5)(15)	1.17	(5)	1.16	(5)	0.88	(5)	90	(7)
Class Y Shares
Year ended 9-30-2017	10.11	1.17	4	1.24	(16)	0.88		1.46		0.66		190
Year ended 9-30-2016(4)	10.22	2.20	4	1.15	(5)(17)	0.89	(5)	1.55	(5)	0.49	(5)	90	(7)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	119

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PINEBRIDGE HIGH YIELD FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.16	$0.10	$0.26	$(0.11)	$—	$(0.11)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class N Shares
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class R Shares
Year ended 9-30-2017(4)	10.00	0.14	0.11	0.25	(0.10)	—	(0.10)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2017.

120	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.15	2.64%	$6	1.00	%(5)	4.22	%(5)	—%		—%		60	%(6)
Class I Shares
Year ended 9-30-2017(4)	10.15	2.72	22	0.72	(5)	4.55	(5)	0.87	(5)	4.40	(5)	60	(6)
Class N Shares
Year ended 9-30-2017(4)	10.15	2.72	35	0.72	(5)	4.44	(5)	0.73	(5)	4.43	(5)	60	(6)
Class R Shares
Year ended 9-30-2017(4)	10.15	2.50	1	1.46	(5)	3.74	(5)	—		—		60	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	121

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2017

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund (formerly known as Ivy Emerging Markets Local Currency Debt Fund), Ivy Pictet Targeted Return Bond Fund (formerly known as Ivy Targeted Return Bond Fund) and Ivy PineBridge High Yield Fund (each, a “Fund”) are eight series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A and Class I shares. All Funds (except for Ivy Crossover Credit Fund and Ivy PineBridge High Yield Fund) offer Class C shares. Ivy Crossover Credit Fund and Ivy Pictet Emerging Markets Local Currency Debt Fund offer Class E shares. All Funds (except for Ivy California Municipal High Income Fund) offer Class N (formerly Class R6) shares. Ivy Crossover Credit Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy PineBridge High Yield Fund offer Class R shares. All Funds (except for Ivy PineBridge High Yield Fund) also offer Class Y shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, C, E, R and Y have a distribution and service plan. Class I and Class N shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

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Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows of a CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. Each tranche is a piece of the CLO, and dictates who will be paid out first when the underlying loan payments are made. It also dictates the risk associated with the investment, since investors who are paid last have a higher risk of default from the underlying loans.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid

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based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

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Offering costs. Each Fund bears all costs associated with the offering expenses of the Fund including legal, printing and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

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When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

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Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Other Government Securities. Other government securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. The fair value of other government securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most other government securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Overdraft due to custodian. Due to the short-term nature of overdraft due to custodian, the carrying value approximates fair value and the liability is categorized as Level 2 in the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

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Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2017, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

128	ANNUAL REPORT	2017

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or variation margin payable on the Statement of Assets and Liabilities. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statement of Assets and Liabilities.

Credit default swap agreements on corporate issuers or credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of the corporate issuer or all or part of the referenced entities comprising the credit index. As a buyer, if an underlying credit event occurs, a Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the corporate issuer security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the corporate issuer security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into credit default swaps to protect bonds owned by a Fund against default.

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk).

2017	ANNUAL REPORT	129

Total return swaps involve a commitment to pay or receive periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy Pictet Targeted Return Bond Fund entered into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Fund’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2017:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Apollo Multi-Asset Income Fund
Unrealized appreciation on forward foreign currency contracts	$225	$—	$225	$(184)	$—	$—	$41
Ivy Apollo Strategic Income Fund
Unrealized appreciation on forward foreign currency contracts	$50	$—	$50	$(13)	$—	$—	$37
Ivy Pictet Emerging Markets Local Currency Debt Fund
Unrealized appreciation on forward foreign currency contracts	$470	$—	$470	$(278)	$(68)	$(113)	$11
Swap agreements, at value	46	—	46	—	—	—	46
Total	$516	$—	$516	$(278)	$(68)	$(113)	$57
Ivy Pictet Targeted Return Bond Fund
Investments in unaffiliated securities at value*	$301	$—	$301	$(51)	$—	$(42)	$208
Unrealized appreciation on forward foreign currency contracts	2,267	—	2,267	(560)	(1,232)	(368)	107
Swap agreements, at value	2	—	2	(2)	—	—	—
Total	$2,570	$—	$2,570	$(613)	$(1,232)	$(410)	$315

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

130	ANNUAL REPORT	2017

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Apollo Multi-Asset Income Fund
Unrealized depreciation on forward foreign currency contracts(1)	$1,063	$—	$1,063	$(184)	$(878)	$—	$1
Ivy Apollo Strategic Income Fund
Unrealized depreciation on forward foreign currency contracts	$15	$—	$15	$(13)	$—	$—	$2
Ivy Pictet Emerging Markets Local Currency Debt Fund
Unrealized depreciation on forward foreign currency contracts	$489	$—	$489	$(278)	$—	$(156)	$55
Swap agreements, at value	8	—	8	—	—	—	8
Total	$497	$—	$497	$(278)	$—	$(156)	$63
Ivy Pictet Targeted Return Bond Fund
Unrealized depreciation on forward foreign currency contracts	$688	$—	$688	$(560)	$(74)	$—	$54
Swap agreements, at value	585	—	585	(2)	(470)	—	113
Written options at value	264	—	264	(51)	(213)	—	—
Total	$1,537	$—	$1,537	$(613)	$(757)	$—	$167

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

2017	ANNUAL REPORT	131

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2017:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Apollo Multi-Asset Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$225	Unrealized depreciation on forward foreign currency contracts	$429
Ivy Apollo Strategic Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	50	Unrealized depreciation on forward foreign currency contracts	15
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit			Swap agreements, at value	8
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	470	Unrealized depreciation on forward foreign currency contracts	489
	Interest rate	Unrealized appreciation on centrally cleared swap agreements**	5		—
		Swap agreements, at value	46		—
Ivy Pictet Targeted Return Bond Fund	Credit	Investments in unaffiliated securities at value*	42	Swap agreements, at value	317
		Unrealized appreciation on centrally cleared swap agreements**	234
		Swap agreements, at value	2	Written options at value	112
	Foreign currency	Investments in unaffiliated securities at value*	259	Unrealized depreciation on forward foreign currency contracts	688
		Unrealized appreciation on forward foreign currency contracts	2,267	Written options at value	152
	Interest rate	Investments in unaffiliated securities at value*	4
		Unrealized appreciation on futures contracts**	906	Unrealized depreciation on futures contracts**	1
		Unrealized appreciation on centrally cleared swap agreements**	267	Swap agreements, at value	268

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

**	The value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swap agreements; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2017.

132	ANNUAL REPORT	2017

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2017:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Equity	$(1)	$—	$—	$—	$—	$(1)
	Foreign currency	—	—	—	—	(484)	(484)
Ivy Apollo Strategic Income Fund	Equity	(1)	—	—	—	—	(1)
	Foreign currency	—	—	—	—	(774)	(774)
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	(61)	—	—	—	(61)
	Foreign currency	—	—	—	—	32	32
	Interest rate	(11)	(84)	(83)	5	—	(173)
Ivy Pictet Targeted Return Bond Fund	Credit	(238)	360	—	—	—	122
	Foreign currency	(253)	—	—	554	(9,431)	(9,130)
	Interest rate	(272)	(26)	(767)	25	—	(1,040)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2017:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts		Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Foreign currency	$—	$—	$—		$—	$(347)	$(347)
Ivy Apollo Strategic Income Fund	Foreign currency	—	—	—		—	37	37
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	3	—		—	—	3
	Foreign currency	—	—	—		—	(22)	(22)
	Interest rate	1	30	—	**	—	—	31
Ivy Pictet Targeted Return Bond Fund	Credit	(76)	104	—		(51)	—	23
	Foreign currency	(220)	—	—		36	1,407	1,223
	Interest rate	66	14	933		25	—	1,038

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

**	Not shown due to rounding.

During the year ended September 30, 2017, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)		Written options(2)
Ivy Apollo Multi-Asset Income Fund	$194	$—	$—	$—	$—	*	$—
Ivy Apollo Strategic Income Fund	93	—	—	—	—	*	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	110	20	(332)	62,894	—	*	—
Ivy Pictet Targeted Return Bond Fund	759	3,144	(82,719)	2,522,112	408		410

*	Not shown due to rounding.

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

2017	ANNUAL REPORT	133

5.	WRITTEN OPTION ACTIVITY ($ amounts and notional amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 9-30-16	Options written	Options closed	Options exercised	Options expired	Outstanding at 9-30-17
Ivy Pictet Emerging Markets Local Currency Debt Fund
Number of Contracts	N/A	32	—	—	(32)	N/A
Notional Amount	N/A	3,200	—	—	(3,200)	N/A
Premium Received	N/A	$5	$—	$—	$(5)	N/A

Ivy Pictet Targeted Return Bond Fund
Number of Contracts	16,400,106	103,717,248	(35,179,148)	(30,359,081)	(30,019,125)	24,560,000
Notional Amount	27,000	128,517	(49,979)	(38,459)	(42,519)	24,560
Premium Received	$423	$1,344	$(588)	$(575)	$(464)	$140

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,0000 to $2,500M	$2,500 to $3,000M	$3,000 to $5,000M	$5,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Ivy Apollo Multi-Asset Income Fund	0.700%	0.700%	0.650%	0.650%	0.610%	0.610%	0.580%	0.580%	0.580%	0.580%	0.580%
Ivy Apollo Strategic Income Fund	0.680	0.680	0.620	0.620	0.580	0.580	0.570	0.570	0.570	0.570	0.570
Ivy California Municipal High Income Fund	0.525	0.500	0.450	0.400	0.400	0.400	0.400	0.395	0.390	0.385	0.385
Ivy Crossover Credit Fund	0.500	0.450	0.425	0.425	0.425	0.400	0.400	0.375	0.375	0.375	0.375
Ivy IG International Small Cap Fund	1.000	1.000	0.950	0.950	0.900	0.900	0.900	0.850	0.850	0.850	0.850
Ivy Pictet Emerging Markets Local Currency Debt Fund	0.900	0.900	0.850	0.850	0.800	0.800	0.800	0.750	0.720	0.720	0.720
Ivy Pictet Targeted Return Bond Fund	0.900	0.900	0.850	0.850	0.800	0.800	0.800	0.750	0.750	0.750	0.750
Ivy PineBridge High Yield Fund	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500	0.490	0.490	0.480

IICO has entered into Subadvisory Agreements with the following entities on behalf of the Funds:

Under an agreement between IICO and Apollo Credit Management, LLC (“Apollo”), Apollo serves as subadviser for the total return strategy of each of the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund. Under an

134	ANNUAL REPORT	2017

agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser for the global real estate strategy of the Ivy Apollo Multi-Asset Income Fund. Under an agreement between IICO and Pictet Asset Management Limited (“Pictet UK”) and Pictet Asset Management (Singapore) PTE Ltd. (“Pictet Singapore,” and collectively with Pictet UK, “Pictet”), Pictet serves as subadvisor to Ivy Pictet Emerging Markets Local Currency Debt Fund. Under an agreement between IICO and I.G. International Management Ltd. (“IG Ireland”), IG Ireland serves as subadviser for the Ivy IG International Small Cap Fund. Under an agreement between IICO and Pictet Asset Management SA (“Pictet AM CH”), Pictet AM CH serves as subadvisor to Ivy Pictet Targeted Return Bond Fund. Under an agreement between IICO and PineBridge Investments LLC (“PineBridge”), PineBridge serves as subadvisor to Ivy PineBridge High Yield Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

2017	ANNUAL REPORT	135

Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class C or certain Class A and Class E shares and is paid to IDI. During the year ended September 30, 2017, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales	CDSC					Commissions
	Commissions	Class A		Class C		Class E	Paid(1)
Ivy Apollo Multi-Asset Income Fund	$349	$2		$5		N/A	$329
Ivy Apollo Strategic Income Fund	231	3		3		N/A	221
Ivy California Municipal High Income Fund	30	—	*	—		N/A	27
Ivy Crossover Credit Fund	5	—		N/A		$—	4
Ivy IG International Small Cap Fund	11	—		—		N/A	10
Ivy Pictet Emerging Markets Local Currency Debt Fund	23	—	*	—	*	—	20
Ivy Pictet Targeted Return Bond Fund	29	—	*	—	*	N/A	28
Ivy PineBridge High Yield Fund	5	—		N/A		N/A	4

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Fund’s investment manager, IDI, the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2017 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Ivy Apollo Multi-Asset Income Fund	All Classes	Contractual	10-1-2015	1-31-2018	N/A	$—	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2018	1.30%	$—	N/A
	Class C	Contractual	10-1-2015	1-31-2018	2.17%	$—	N/A
	Class I	Contractual	10-1-2015	1-31-2018	1.00%	$—	N/A
	Class N	Contractual	10-1-2015	1-31-2018	1.00%	$—	N/A
	Class Y	Contractual	10-1-2015	1-31-2018	1.25%	$—	N/A
Ivy Apollo Strategic Income Fund	All Classes	Contractual	10-1-2015	1-31-2018	N/A	$—	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2018	1.15%	$32	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2015	1-31-2018	1.85%	$12	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-1-2015	1-31-2018	0.85%	$254	Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2018	0.85%	$—	N/A
	Class Y	Contractual	10-1-2015	1-31-2018	1.10%	$7	12b-1 Fees and/or Shareholder Servicing

136	ANNUAL REPORT	2017

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy California Municipal High Income Fund	All Classes	Contractual	10-3-2016	1-31-2018	N/A	$68	(1)	Investment Management Fee
	Class A	Contractual	10-3-2016	1-31-2018	0.80%	$—		N/A
	Class I	Contractual	10-3-2016	1-31-2018	0.60%	$—		N/A
	Class Y	Contractual	10-3-2016	1-31-2018	Not to exceed Class A	$1		12b-1 Fees and/or Shareholder Servicing
Ivy Crossover Credit Fund	All Classes	Contractual	4-3-2017	1-31-2019	N/A	$4	(2)	Investment Management Fee
	Class A	Contractual	4-3-2017	1-31-2019	0.90%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-3-2017	1-31-2019	0.65%	$12		Shareholder Servicing
	Class N	Contractual	4-3-2017	1-31-2019	0.65%	$—	*	Shareholder Servicing
	Class Y	Contractual	4-3-2017	1-31-2019	Not to exceed Class A	$1		12b-1 Fees and/or Shareholder Servicing
Ivy IG International Small Cap Fund	All Classes	Contractual	1-10-2017	1-31-2018	N/A	$39	(2)	Investment Management Fee
	Class A	Contractual	1-10-2017	1-31-2018	1.45%	$—		N/A
	Class I	Contractual	1-10-2017	1-31-2018	1.15%	$22		Shareholder Servicing
	Class Y	Contractual	1-10-2017	1-31-2018	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing
Ivy Pictet Emerging Markets Local Currency Debt Fund	All Classes	Contractual	4-30-2014	1-31-2018	N/A	$227	(3)	Investment Management Fee
	Class A	Contractual	4-30-2014	1-31-2018	1.25%	$10		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	4-30-2014	1-31-2018	2.00%	$—		N/A
	Class E	Contractual	4-30-2014	1-31-2018	1.40%	$—		N/A
	Class I	Contractual	4-30-2014	1-31-2018	1.00%	$61		Shareholder Servicing
	Class N	Contractual	1-30-2015	1-31-2018	1.00%	$2		Shareholder Servicing
	Class R	Contractual	4-30-2014	1-31-2018	1.50%	$3		Shareholder Servicing
	Class Y	Contractual	4-30-2014	1-31-2018	1.25%	$3		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-30-2014	1-31-2018	Not to exceed Class A	$—		N/A
Ivy Pictet Targeted Return Bond Fund	All Classes	Contractual	1-4-2016	1-31-2018	N/A	$387	(2)	Investment Management Fee
	Class A	Contractual	1-4-2016	1-31-2018	1.38%	$—		N/A
	Class C	Contractual	1-4-2016	1-31-2018	2.08%	$—		N/A
	Class I	Contractual	1-4-2016	1-31-2018	1.00%	$38		Shareholder Servicing
	Class N	Contractual	1-4-2016	1-31-2018	0.87%	$9		Shareholder Servicing
	Class Y	Contractual	1-4-2016	1-31-2018	1.25%	$1		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	1-4-2016	1-31-2018	Not to exceed Class A	$—		N/A
Ivy PineBridge High Yield Fund	Class A	Contractual	5-18-2017	1-31-2019	1.00%	$—		N/A
	Class I	Contractual	5-18-2017	1-31-2019	0.72%	$10		Shareholder Servicing
	Class N	Contractual	5-18-2017	1-31-2019	0.72%	$2		Shareholder Servicing

*	Not shown due to rounding.

(1)	Due to Class A, Class C, Class I and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(2)	Due to Class A, Class C, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(3)	Due to Class A, Class C, Class E, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

2017	ANNUAL REPORT	137

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2017 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

7.	RELATED PARTY TRANSACTIONS

Certain Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees or common officers, complies with Rule 17a-7 under the Act. Further, as defined under such procedures, each transaction is effected at the current market price. During the year ended September 30, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund	Purchases	Sales
Ivy Apollo Multi-Asset Income Fund	$14,751	$276
Ivy Apollo Strategic Income Fund	22,658	—

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2017.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2017, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Apollo Multi-Asset Income Fund	$—	$566,678	$—	$390,584
Ivy Apollo Strategic Income Fund	—	402,302	—	184,206
Ivy California Municipal High Income Fund	—	16,515	—	703
Ivy Crossover Credit Fund	10,928	51,611	10,969	20,522
Ivy IG International Small Cap Fund	—	47,523	—	12,261
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	95,195	—	38,493
Ivy Pictet Targeted Return Bond Fund	191,529	283,875	146,316	171,455
Ivy PineBridge High Yield Fund	—	97,241	—	39,161

138	ANNUAL REPORT	2017

10.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Apollo Multi-Asset Income Fund				Ivy Apollo Strategic Income Fund
	Year ended 9-30-17		Period from 10-1-15 (commencement of operations) to 9-30-16		Year ended 9-30-17		Period from 10-1-15 (commencement of operations) to 9-30-16
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	7,063	$73,750	27,541	$278,996	5,306	$54,105	29,517	$294,066
Class C	945	9,895	1,784	18,159	436	4,447	918	9,112
Class I	24,048	252,440	27,120	276,497	21,465	219,126	21,143	213,144
Class N	150	1,595	790	8,082	8,863	90,674	573	5,733
Class Y	395	4,272	1,025	10,504	419	4,277	576	5,753
Shares issued in reinvestment of distributions to shareholders:
Class A	365	3,866	268	2,714	337	3,431	231	2,299
Class C	35	376	11	115	20	207	5	53
Class I	1,122	11,905	174	1,800	1,134	11,553	140	1,432
Class N	6	59	2	22	97	996	1	9
Class Y	4	41	1	10	17	177	3	34
Shares redeemed:
Class A	(3,536)	(37,550)	(18,764)	(188,964)	(2,839)	(29,004)	(20,537)	(206,558)
Class C	(478)	(5,084)	(509)	(5,239)	(466)	(4,762)	(127)	(1,294)
Class I	(13,179)	(140,655)	(2,856)	(29,602)	(9,492)	(97,046)	(3,294)	(33,379)
Class N	(96)	(1,015)	(467)	(4,846)	(3,583)	(36,793)	(14)	(140)
Class Y	(358)	(3,889)	(613)	(6,349)	(142)	(1,457)	(17)	(174)
Net increase	16,486	$170,006	35,507	$361,899	21,572	$219,931	29,118	$290,090

	Ivy California Municipal High Income Fund		Ivy Crossover Credit Fund		Ivy IG International Small Cap Fund		Ivy Pictet Emerging Markets Local Currency Debt Fund
	Period from 10-3-16 (commencement of operations) to 9-30-17		Period from 4-3-17 (commencement of operations) to 9-30-17		Period from 1-10-17 (commencement of operations) to 9-30-17		Year ended 9-30-17
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	835	$8,338	1,093	$10,939	1,135	$11,575	972	$9,026
Class C	137	1,371	N/A	N/A	106	1,059	30	269
Class E	N/A	N/A	50	500	N/A	N/A	—	—
Class I	734	7,355	1,834	18,443	2,326	24,117	3,617	33,513
Class N	N/A	N/A	50	500	45	450	6,880	63,387
Class R	N/A	N/A	50	500	N/A	N/A	—	—
Class Y	121	1,218	105	1,055	46	461	72	645
Shares issued in reinvestment of distributions to shareholders:
Class A	4	43	1	6	—	—	—	—
Class C	1	5	N/A	N/A	—	—	—	—
Class E	N/A	N/A	—	—	N/A	N/A	—	—
Class I	4	37	3	29	—	—	—	—
Class N	N/A	N/A	—	—	—	—	—	—
Class R	N/A	N/A	—	—	N/A	N/A	—	—
Class Y	— *	— *	—	—	—	—	—	—
Shares redeemed:
Class A	(18)	(181)	(2)	(19)	(44)	(459)	(880)	(8,174)
Class C	—	—	N/A	N/A	—	—	(14)	(127)
Class E	N/A	N/A	—	—	N/A	N/A	—	—
Class I	(35)	(346)	(14)	(138)	(63)	(717)	(1,875)	(17,340)
Class N	N/A	N/A	—	—	—	—	(1,445)	(13,636)
Class R	N/A	N/A	—	—	N/A	N/A	—	—
Class Y	(2)	(18)	—	—	—	—	(275)	(2,401)
Net increase	1,781	$17,822	3,170	$31,815	3,551	$36,486	7,082	$65,162

*	Not shown due to rounding.

2017	ANNUAL REPORT	139

	Ivy Pictet Emerging Markets Local Currency Debt Fund		Ivy Pictet Targeted Return Bond Fund				Ivy PineBridge High Yield Fund
	Year ended 9-30-16		Year ended 9-30-17		Period from 1-4-16 (commencement of operations) to 9-30-16		Period from 5-18-17 (commencement of operations) to 9-30-17
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,532	$13,643	780	$7,824	7,062	$70,673	1,192	$11,991
Class C	211	1,936	26	257	384	3,841	N/A	N/A
Class E	199	1,860	N/A	N/A	N/A	N/A	N/A	N/A
Class I	2,953	26,657	7,783	78,164	8,381	84,704	3,431	34,479
Class N	37	329	19,880	198,994	228	2,281	6,703	67,111
Class R	200	1,854	N/A	N/A	N/A	N/A	50	500
Class Y	677	6,089	—	—	350	3,501	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	25	244	—	—	— *	3
Class C	—	—	— *	4	—	—	N/A	N/A
Class E	—	—	N/A	N/A	N/A	N/A	N/A	N/A
Class I	—	—	208	2,057	—	—	3	28
Class N	—	—	— *	4	—	—	47	476
Class R	—	—	N/A	N/A	N/A	N/A	—	—
Class Y	—	—	—	—	—	—	N/A	N/A
Shares redeemed:
Class A	(3,508)	(30,514)	(669)	(6,700)	(5,208)	(52,286)	(553)	(5,593)
Class C	(206)	(1,892)	(13)	(128)	(4)	(35)	N/A	N/A
Class E	(200)	(1,864)	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(976)	(9,077)	(4,299)	(43,106)	(1,134)	(11,593)	(1,234)	(12,475)
Class N	(26)	(234)	(4,762)	(47,906)	(8)	(83)	(3,382)	(34,102)
Class R	(200)	(1,856)	N/A	N/A	N/A	N/A	—	—
Class Y	(451)	(4,144)	—	—	—	—	N/A	N/A
Net increase	242	$2,787	18,959	$189,708	10,051	$101,003	6,257	$62,418

*	Not shown due to rounding.

11.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At year ended September 30, 2017, Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund had outstanding bridge loan commitments of $418 and $482, respectively. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2017 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Ivy Apollo Multi-Asset Income Fund	$531,818	$43,337	$7,183	$36,154
Ivy Apollo Strategic Income Fund	501,839	12,339	4,910	7,429
Ivy California Municipal High Income Fund	17,615	358	107	251
Ivy Crossover Credit Fund	32,350	345	32	313
Ivy IG International Small Cap Fund	37,231	6,427	473	5,954
Ivy Pictet Emerging Markets Local Currency Debt Fund	113,510	6,335	4,856	1,479
Ivy Pictet Targeted Return Bond Fund	291,417	6,710	1,226	5,484
Ivy PineBridge High Yield Fund	61,808	875	319	556

140	ANNUAL REPORT	2017

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended September 30, 2017 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Apollo Multi-Asset Income Fund	$5,761	$34	$—	$669	$—
Ivy Apollo Strategic Income Fund	3,242	318	—	—	—
Ivy California Municipal High Income Fund	44	—	—	—	—
Ivy Crossover Credit Fund	391	—	—	—	—
Ivy IG International Small Cap Fund	437	—	—	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	2,910	—	—	—	—
Ivy Pictet Targeted Return Bond Fund	—	—	—	83	962
Ivy PineBridge High Yield Fund	557	—	—	—	—
Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2017 and 2016 were as follows:

	September 30, 2017		September 30, 2016
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Apollo Multi-Asset Income Fund	$16,104	$675	$5,143	$6
Ivy Apollo Strategic Income Fund	18,221	227	5,272	—
Ivy California Municipal High Income Fund	328	—	N/A	N/A
Ivy Crossover Credit Fund	305	—	N/A	N/A
Ivy IG International Small Cap Fund	—	—	N/A	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	—	—	—
Ivy Pictet Targeted Return Bond Fund	2,231	446	—	—
Ivy PineBridge High Yield Fund	827	—	N/A	N/A

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2017, the capital loss carryovers were as follows:

Post-Enactment
Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Apollo Multi-Asset Income Fund	$—	$—
Ivy Apollo Strategic Income Fund	—	—
Ivy California Municipal High Income Fund	—	—
Ivy Crossover Credit Fund	—	—
Ivy IG International Small Cap Fund	9	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	353	318
Ivy Pictet Targeted Return Bond Fund	—	—
Ivy PineBridge High Yield Fund	—	—

2017	ANNUAL REPORT	141

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and start-up costs. At September 30, 2017, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital	Unrealized Appreciation (Depreciation)
Ivy Apollo Multi-Asset Income Fund	$157	$(151)	$(6)	$—
Ivy Apollo Strategic Income Fund	(48)	54	(6)	—
Ivy California Municipal High Income Fund	5	—	(5)	—
Ivy Crossover Credit Fund	11	—	(11)	—
Ivy IG International Small Cap Fund	32	(19)	(13)	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	(1,745)	1,753	—	(8)
Ivy Pictet Targeted Return Bond Fund	(5,059)	5,137	(85)	7
Ivy PineBridge High Yield Fund	5	— *	(5)	—

*	Not shown due to rounding.

142	ANNUAL REPORT	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund (formerly Ivy Emerging Markets Local Currency Debt Fund), Ivy Pictet Targeted Return Bond Fund (formerly Ivy Targeted Return Bond Fund), and Ivy PineBridge High Yield Fund (the “Funds”), eight of the series constituting Ivy Funds, as of September 30, 2017, and the related statements of operations for the year then ended (as to the Ivy California Municipal High Income Fund, for the period from October 3, 2016 (commencement of operations) through September 30, 2017; as to the Ivy Crossover Credit Fund, for the period from April 3, 2017 (commencement of operations) through September 30, 2017; as to the Ivy IG International Small Cap Fund, for the period from January 10, 2017 (commencement of operations) through September 30, 2017; and as to the Ivy PineBridge High Yield Fund, for the period from May 18, 2017 (commencement of operations) through September 30, 2017), the statements of changes in net assets for each of the two years in the period then ended (as to the Ivy California Municipal High Income Fund, for the period from October 3, 2016 (commencement of operations) through September 30, 2017; as to the Ivy Crossover Credit Fund, for the period from April 3, 2017 (commencement of operations) through September 30, 2017; as to the Ivy IG International Small Cap Fund, for the period from January 10, 2017 (commencement of operations) through September 30, 2017; as to the Ivy Pictet Targeted Return Bond Fund, for the year then ended and for the period from January 4, 2016 (commencement of operations) through September 30, 2016; and as to the Ivy PineBridge High Yield Fund, for the period from May 18, 2017 (commencement of operations) through September 30, 2017), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

November 20, 2017

2017	ANNUAL REPORT	143

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2017:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Apollo Multi-Asset Income Fund	$2,047,656	$7,317,864
Ivy Apollo Strategic Income Fund	—	—
Ivy California Municipal High Income Fund	—	—
Ivy Crossover Credit Fund	—	—
Ivy IG International Small Cap Fund	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	—
Ivy Pictet Targeted Return Bond Fund	—	—
Ivy PineBridge High Yield Fund	—	—

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Apollo Multi-Asset Income Fund	$674,543
Ivy Apollo Strategic Income Fund	227,022
Ivy California Municipal High Income Fund	—
Ivy Crossover Credit Fund	—
Ivy IG International Small Cap Fund	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	—
Ivy Pictet Targeted Return Bond Fund	446,645
Ivy PineBridge High Yield Fund	—

Ivy California Municipal High Income Fund hereby designate $320,314 of the dividends declared from net investment income as exempt from federal income tax for the tax period ending September 30, 2017.

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of September 30, 2017, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States.

	Foreign Tax Credit	Foreign Derived Income
Ivy IG International Small Cap Fund	$53,081	$661,015

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

144	ANNUAL REPORT	2017

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Waddell & Reed Fund Complex (“Fund Complex”) is comprised of the Ivy Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), Ivy NextShares (“NextShares”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Each member of the Board is also a member of the Board of Trustees of IVH and NextShares, and also serves as Trustee of each of the funds in the Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH and NextShares.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc.(agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial,Inc. (Aerial AgApplicator) (1982 to present).	104	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1985 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Professor of Law, Washburn University School of Law (1973 to present).	104	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

2017	ANNUAL REPORT	145

Name Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2017	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	104	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board, (2014 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to 2016); Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee, CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Found. (1980 to 2014); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present).	104	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

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Name Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	104	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to 2017); Trustee, The Mewbourne Family Support Organization (2003 to present) (non-profit); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee/Chairman, Advisors Fund Complex; Trustee/Chairman, IVH; Trustee/Chairman, NextShares.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	104	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	104	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	104	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

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Name Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	104	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Funds Distributors (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Chairman, WDR (January 2010 to 2016); CEO, WDR (2005 to 2016); President, CEO and Chairman, IICO (2002 to 2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to 2016); President of each of the funds in the Fund Complex (2001 to 2016).	104	Director, WDR, (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016), and Waddell & Reed, Inc. (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present).
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Funds Complex (2014 to 2016; 2017 to present); Secretary for each of the funds in the Funds Complex (2016 to 2017).

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Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2010 to 2016); President of each of the funds in the Funds Complex (2016 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President, Waddell & Reed Inc. (“WRI”) and IDI (2017 to present); Vice President of WRI and IDI (2010 to 2017).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	IVY FUNDS

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on August 15 and 16, 2017, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, and the continuance of the Investment Subadvisory Agreements between IICO and:

•	Advantus Capital Management, Inc. (with respect to Ivy Advantus Bond Fund and Ivy Advantus Real Estate Securities Fund);

•	Mackenzie Financial Corporation (with respect to Ivy Cundill Global Value Fund);

•	LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (with respect to Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund and Ivy Apollo Multi-Asset Income Fund); and

•	Pictet Asset Management Limited and Pictet Asset Management (Singapore) Pte Ltd. (with respect to the Ivy Emerging Markets Local Currency Debt Fund)

•	Pictet Asset Management Limited and Pictet Asset Management SA (Ivy Targeted Return Bond Fund)

•	Apollo Credit Management, LLC (Ivy Apollo Multi–Asset Income Fund and Ivy Apollo Strategic Income Fund)

Each such subadviser referred to herein as a “Subadviser.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO and the Subadvisers. Independent legal counsel explained the factors that the Board should consider as part of its review of the various agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadvisers, profitability (including any fall-out benefits) from the relationships with each series of the Trust (each a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and each Subadviser in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”), an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2017. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 15th and 16th Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and each Subadviser, taking into account the large amount of materials produced by IICO and each Subadviser in response to the 15(c) due diligence requests submitted by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the overall performance of the Funds, IICO’s investment risk management function, and the proposed and on-going changes IICO has been considering for itself, the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities (both taken and proposed) in light of the Funds’ performance and expense structure, as well as the proposed overall rationalization of the fund complex, which is designed to provide economies of scale to the Funds’ shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and each Subadviser, as well as the other services provided to the Funds by IICO and each Subadviser (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring

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compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and each Subadviser, noting the resources that each entity has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and each Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with Funds

The Board next discussed whether IICO or any Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency/shareholder servicing fees that Waddell & Reed Services Company, an affiliate of IICO, provides the Funds. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and fund accounting services, and, as discussed above, shareholder servicing. After full consideration of these and other factors, the Board concluded that none of IICO, any Subadviser nor any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or any Investment Subadvisory Agreement with a Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the significant number of initiatives that IICO is undertaking to seek to rationalize the fund complex, reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective Lipper index, the Board recognized that IICO, or the applicable Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation arrangements entered into by IICO in light of the services provided by IICO and each Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Funds. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For

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the 36 months ended March 31, 2017, approximately 9% of the funds within the Waddell & Reed Fund Complex (including the Funds) were in the top quartile of performance and 33% of such funds were in the top two quartiles of performance, and that short-term performance of such funds were showing signs of improvement. Specifically, the report noted that 42% of the funds were in the top two quartiles in the one-year period, and that 32% of all such funds had improving performance in their one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure.

The report further indicated that total expenses of the Funds, on average, were 2% over the average total expenses of their respective Broadridge Expense Group peers and 3% below the average total expenses for their Broadridge Expense Universes. The management fees for the funds were 1% over the average management fees of their respective Broadridge Expense Group peers and 3% over the average management fees for their Broadridge Expense Universes.

The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow through management fee breakpoints, decline in transfer agency expenses, decline in custody contract rates and declines in other non-management expenses.

The report also noted that the overall profitability of IICO’s parent is near the median of most similarly-sized, publicly-traded peers, but appears adequate to enable IICO to continue to provide quality support to the funds and their shareholders. Finally, the report noted that IICO has continued to invest time in board mergers and fund mergers, which could help drive down expenses for shareholders.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated subadvisers, and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds are generally similar.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Management Agreement.

Ivy Crossover Credit Fund

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on February 22, 2017, the trustees, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amendment to the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, on behalf of Ivy Crossover Credit Fund (the “Fund”), to include the Fund under the Management Agreement.

The Independent Trustees were assisted in their consideration of the Management Agreement by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel had provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Management Agreement, including, among other things, the nature and the quality of the services proposed to be provided to the Fund by IICO, potential profitability of IICO (including any fall-out benefits) from its proposed relationship with the Fund, projected economies of scale, the role played by the Independent Trustees and information on comparative fees and expenses. The material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed below.

The Board noted that although the Fund had not yet commenced operations, the Fund appears to be designed to be able to achieve acceptable performance. The Board also considered the proposed expenses of the Fund, the cost of the services proposed to be provided by IICO, including as compared to the other series of the Trust and comparable funds, and the proposed expense cap agreements, and concluded that the proposed expenses of the Fund were acceptable. The Board, however, did not discuss the projected profitability of IICO in managing the Fund because the Fund had not yet commenced operations, but noted that it would monitor profitability once the Fund begins operations. The Board also considered the nature, extent and quality of services proposed to be provided to the Fund by IICO, taking into account the investment objective and strategy of the Fund, the Board’s experience with IICO, and the materials that management had provided to the Board on the Fund. In addition, the Board reviewed the resources and key personnel of IICO. The Board also considered other services proposed to be provided to the Fund by IICO based upon their current experiences with IICO, such as IICO’s

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ability to monitor adherence to the Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees on Fund matters, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature and extent of the services proposed to be provided by IICO are reasonable, considering the quality of the services currently provided by IICO for other series of the Trust. The Board also discussed whether IICO would derive any other direct or indirect benefits from serving as investment adviser to the Fund. The Board considered the benefits that would accrue to IICO from its relationship with the Fund, including the fact that a variety of services for the Fund are proposed to be provided by affiliates of IICO, including distribution, shareholder servicing and transfer agency services. After consideration of these and other factors, the Board concluded that IICO nor any of its affiliates would receive any additional direct or indirect benefits that would preclude the Board from approving the amendment to the Investment Management Agreement with IICO. Finally, the Board considered the recommendation of the Investment Oversight Committee, which previously had considered these matters, and had recommended that the Board approve the Management Agreement.

Ivy PineBridge High Yield Fund

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on May 15 and 16, 2017, the trustees, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amendment to the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, on behalf of Ivy PineBridge High Yield Fund (the “Fund”), to include the Fund under the Management Agreement. The Board also considered and approved an investment subadvisory agreement (the “Sub-advisory Agreement”) between IICO and PineBridge Investments LLC (“PineBridge”) with respect to the Fund, a newly created series of the Trust.

The Independent Trustees were assisted in their consideration of the Management Agreement and the Sub-advisory Agreement (together, the “Agreements”) by independent legal counsel, and met with such counsel separately from representatives of IICO and PineBridge. Independent legal counsel had provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Agreements, including, among other things, the nature and the quality of the services proposed to be provided to the Fund by IICO and PineBridge, potential profitability of each of IICO and PineBridge (including any fall-out benefits) from their proposed relationship with the Fund, projected economies of scale, the role played by the Independent Trustees and information on comparative fees and expenses. The material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed below.

In considering the Agreements, the Board noted that although the Fund had not yet commenced operations, the Fund appeared to be designed to be able to achieve acceptable performance. The Board took note of PineBridge’s experience in managing high yield products. The Board also considered the proposed expenses of the Fund, the cost of the services proposed to be provided by IICO and PineBridge, including as compared to the other Funds in the Ivy Funds family and comparable funds, and the proposed expense reimbursement agreement, and concluded that the proposed expenses of the Fund were acceptable. The Board, however, did not discuss the projected profitability of either IICO or PineBridge in managing the Fund because the Fund had not yet commenced operations, but noted that it would monitor profitability once the Fund begins operations. The Board also considered the nature, extent and quality of services proposed to be provided to the Fund by IICO and PineBridge, taking into account the investment objective and strategy of the Fund, the Board’s experience with IICO, its meeting with representatives of PineBridge and the materials that management had provided to the Board on PineBridge. In addition, the Board reviewed the resources and key personnel of both IICO and PineBridge. The Board also considered other services proposed to be provided to the Fund by IICO based upon their current experiences with IICO, such as IICO’s ability to monitor adherence to the Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees on Fund matters, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature and extent of the services proposed to be provided by IICO and PineBridge are reasonable, considering the quality of the services currently provided by IICO for other Funds, and as contemplated for the Fund. The Board also discussed whether either IICO or PineBridge would derive any other direct or indirect benefits from serving as investment adviser or investment sub-adviser, respectively, to the Fund. The Board considered the benefits that would accrue to IICO and PineBridge from their relationship with the Fund, including the fact that a variety of services for the Fund are proposed to be provided by affiliates of IICO, including distribution, shareholder servicing and transfer agency services. After consideration of these and other factors, the Board concluded that none of IICO, PineBridge nor any of their affiliates would receive any additional direct or indirect benefits that would preclude the Board from approving the amendment to the Investment Management Agreement with IICO and the Investment Sub-advisory agreement between IICO and PineBridge.

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ANNUAL PRIVACY NOTICE	IVY FUNDS

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

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PROXY VOTING INFORMATION	IVY FUNDS

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

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2017	ANNUAL REPORT	157

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158	ANNUAL REPORT	2017

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy IG International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Index Funds

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares MSCI ACWI Index Fund

Speciality Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy Natural Resources Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Advantus Real Estate Securities Fund

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy Advantus Bond Fund

Ivy California Municipal High Income Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Money Market Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

1.800.777.6472

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2017	ANNUAL REPORT	159

ANN-IVYALT (9-17)

Annual Report SEPTEMBER 30, 2017

Ticker
	Class A	Class E	Class I	Class N	Class R
IVY FUNDS

Ivy ProShares Interest Rate Hedged High Yield Index Fund	IAIRX	IIREX	IIIRX	IIRNX	IIRRX

Ivy ProShares MSCI ACWI Index Fund	IMWAX	IMWEX	IMWIX	IMCNX	IMCRX

Ivy ProShares Russell 2000 Dividend Growers Index Fund	IRUAX	IRUEX	IRUIX	IRUNX	IRURX

Ivy ProShares S&P 500 Bond Index Fund	IAPRX	IPREX	IPRIX	IPRNX	IPRRX

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	IDAAX	IDAEX	IDAIX	IDANX	IDARX

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	IVY FUNDS

SEPTEMBER 30, 2017 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Over the past 12 months, investors have endured concerns about global economic growth, the level of interest rates, fluctuation in oil prices and the outcome of the U.S. presidential election. Following the election, domestic equity markets rose sharply and bond yields saw a slight rise, with both trends carrying into the third quarter of 2017. See the table for a fiscal year-over-year comparison of some common market metrics.

Many investors may be unsettled by the prospect that continued change — in leadership of key countries around the world, in government policy, in interest rate levels — will contribute to market volatility and general uncertainty. While that may be true at times, we believe it is important to stay focused on the fundamentals and merits of sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While government policies can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

By the end of your funds’ fiscal period, the U.S. economy remained fundamentally sound, supported primarily by the U.S. consumer, who is benefitting from lower energy prices, lower inflation in general and an improved labor market. Overall, the global economy has improved over the fiscal year. In particular, economic growth in the eurozone has accelerated, benefitting from domestic policy stimulus and improving external demand.

The U.S. Federal Reserve (Fed) has hiked interest rates four times since late 2015. We think the Fed will raise rates again in December 2017 and two more times in 2018. The Fed also recently announced that it would begin to reduce its balance sheet starting in October 2017 by allowing maturing Treasury and mortgage-backed securities to roll off. We think most financial markets already are pricing the drawdown into their projections and do not expect major volatility as a result of the Fed’s actions. We believe job growth and inflation will be the most important determinants in the direction of long-term central bank policy. Overseas, a better economic outlook has caused the European Central Bank to consider adjusting its policies.

While challenges remain, we see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	9/30/2017	9/30/2016
S&P 500 Index	2,519.36	2,168.27
MSCI EAFE Index	1,973.81	1,701.69
10-Year Treasury Yield	2.33%	1.60%
U.S. unemployment rate	4.2%	4.9%
30-year fixed mortgage rate	3.83%	3.42%
Oil price per barrel	$51.67	$48.24

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2017	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2017.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*
Ivy ProShares Interest Rate Hedged High Yield Index Fund
Class A	$1,000	$1,021.50	$4.04	$1,000	$1,020.58	$4.55	0.90%
Class E	$1,000	$1,021.50	$4.04	$1,000	$1,020.58	$4.55	0.90%
Class I	$1,000	$1,022.40	$2.93	$1,000	$1,021.83	$3.23	0.65%
Class N	$1,000	$1,022.40	$2.93	$1,000	$1,021.83	$3.23	0.65%
Class R	$1,000	$1,019.50	$6.26	$1,000	$1,018.20	$6.96	1.37%

See footnotes on page 5.

4	ANNUAL REPORT	2017

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*	Beginning Account Value 3-31-17	Ending Account Value 9-30-17	Expenses Paid During Period*
Ivy ProShares MSCI ACWI Index Fund
Class A	$1,000	$1,095.00	$4.19	$1,000	$1,020.59	$4.55	0.90%
Class E	$1,000	$1,095.60	$3.46	$1,000	$1,021.33	$3.74	0.75%
Class I	$1,000	$1,096.00	$3.04	$1,000	$1,021.83	$3.23	0.65%
Class N	$1,000	$1,096.00	$3.04	$1,000	$1,021.83	$3.23	0.65%
Class R	$1,000	$1,092.00	$6.59	$1,000	$1,018.09	$7.06	1.39%
Ivy ProShares Russell 2000 Dividend Growers Index Fund
Class A	$1,000	$1,045.50	$4.09	$1,000	$1,020.59	$4.55	0.90%
Class E	$1,000	$1,046.00	$3.68	$1,000	$1,021.08	$4.04	0.80%
Class I	$1,000	$1,046.50	$2.97	$1,000	$1,021.83	$3.23	0.65%
Class N	$1,000	$1,046.50	$2.97	$1,000	$1,021.83	$3.23	0.65%
Class R	$1,000	$1,043.00	$6.33	$1,000	$1,018.10	$7.06	1.39%
Ivy ProShares S&P 500 Bond Index Fund
Class A	$1,000	$1,016.90	$2.82	$1,000	$1,021.89	$3.24	0.65%
Class E	$1,000	$1,017.10	$2.62	$1,000	$1,022.14	$2.93	0.60%
Class I	$1,000	$1,017.80	$1.82	$1,000	$1,023.09	$2.02	0.40%
Class N	$1,000	$1,018.80	$1.82	$1,000	$1,023.09	$2.02	0.34%
Class R	$1,000	$1,015.00	$5.04	$1,000	$1,019.45	$5.65	1.13%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Class A	$1,000	$1,063.90	$3.41	$1,000	$1,021.33	$3.74	0.75%
Class E	$1,000	$1,063.90	$3.41	$1,000	$1,021.33	$3.74	0.75%
Class I	$1,000	$1,064.90	$2.27	$1,000	$1,022.58	$2.53	0.50%
Class N	$1,000	$1,064.90	$2.27	$1,000	$1,022.58	$2.53	0.50%
Class R	$1,000	$1,062.00	$5.98	$1,000	$1,018.57	$6.56	1.29%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 164 days in the six-month period ended September 30, 2017, and divided by 365. Actual inception date of the Fund’s is 4-20-17 (the date on which shares were first acquired by shareholders).

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2017	ANNUAL REPORT	5

MANAGEMENT DISCUSSION Ivy ProShares Index Funds

(UNAUDITED)

Investment strategies and techniques

Each Ivy ProShare Fund (each, a “Fund” and collectively, the “Funds”) is a “matching” fund (sometimes referred to as an “index fund”) that is designed to track the performance, before fees and expenses, of an underlying index both on a single day and over time bases. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its underlying index or in financial instruments that provide similar exposure.

ProShare Advisors LLC, (ProShares) the Funds’ investment sub-adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, ProShares determines the type, quantity and mix of investment positions that a Fund should hold to track the performance of its index. When managing the Funds, ProShares does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, ProShares does not conduct conventional investment research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing assets of the Funds.

The Funds employ various investment techniques that ProShare believes should, in the aggregate, simulate the movement of each Fund’s index. The investment techniques utilized to simulate the movement of each applicable index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics to, the index. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, “derivatives”).

Primary Factors that Materially Affected the Performance of Each Fund during the Year Ending September 30, 2017

Each Ivy ProShares fund underperformed its respective benchmark index during the period. Primary factors affecting Funds performance for the fiscal year ending September 30, 2017, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by the Funds, including the performance of the reference assets to which any derivatives are linked and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by the Funds (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by the Funds and their correlation to the relevant index or asset fees, expenses, and transaction costs; and other miscellaneous factors.

Index Performance: The performance of each Fund’s index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.

Financing Rates Associated with Derivatives: The performance of each Ivy ProShares fund was impacted by the related financing costs of derivatives. Instruments such as futures carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate (“LIBOR”) plus or minus a negotiated spread. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short exposure also being negatively affected by financing rates.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based funds. Transaction costs are not reflected in the Funds’ expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than other Funds.

Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in the relevant index or in financial instruments.

6	ANNUAL REPORT	2017

MANAGEMENT DISCUSSION Ivy ProShares Index Funds

(UNAUDITED)

Fund Management Teams

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund;

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Michael Neches and Rachel Ames have been jointly responsible for the day-to-day management the Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund since the Funds’ inception on April 20, 2017.

Ivy ProShares Interest Rate Hedged High Yield Index Fund;

Ivy ProShares S&P 500 Bond Index Fund

Jeffrey Ploshnick and Benjamin McAbee have been jointly responsible for the day-to-day management the Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund since the Funds’ inception on April 20, 2017.

Ivy ProShares MSCI ACWI Index Fund

Alexander Ilyasov and Scott Hanson have been jointly responsible for the day-to-day management the Ivy ProShares MSCI ACWI Index Fund since its inception on April 20, 2017.

Fiscal Year Performance (since Fund inception on April 20, 2017)

For the Period Ended September 30, 2017
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	6.39%
(Class A shares at net asset value)
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	3.70%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
S&P 500 Dividend Aristocrats Index Fund	7.61%
(generally reflects the performance of large-cap companies that have increased dividends every year for the last 25 consecutive years.)
Lipper Multi-Cap Core Funds Universe Average	6.98%
(generally reflects the performance of the universe of funds with similar investment objectives)

For the Period Ended September 30, 2017
Ivy ProShares Russell 2000 Dividend Growers Index Fund	4.55%
(Class A shares at net asset value)
Ivy ProShares Russell 2000 Dividend Growers Index Fund	1.91%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
Russell 2000 Dividend Growth Index	6.33%
(generally reflects the performance of small-cap companies that have increased dividends every year for the last 10 consecutive years.)
Lipper Small-Cap Core Funds Universe Average	6.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

For the Period Ended September 30, 2017
Ivy ProShares MSCI ACWI Index Fund	9.50%
(Class A shares at net asset value)
Ivy ProShares MSCI ACWI Index Fund	6.73%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
MSCI ACWI Index	10.64%
(generally reflects the performance of developed and emerging-market equities)
Lipper Global Large-Cap Core Funds Universe Average	10.39%
(generally reflects the performance of the universe of funds with similar investment objectives)

2017	ANNUAL REPORT	7

For the Period Ended September 30, 2017
Ivy ProShares Interest Rate Hedged High Yield Index Fund	2.15%
(Class A shares at net asset value)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	-0.44%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
Citi High Yield (Treasury Rate-Hedged) Index	3.63%
(generally reflects the performance of high yield debt issued by companies domiciled in the U.S. or Canada)
Lipper High Yield Universe Average	3.28%
(generally reflects the performance of the universe of funds with similar investment objectives)

For the Period Ended September 30, 2017
Ivy ProShares S&P 500 Bond Index Fund	1.69%
(Class A shares at net asset value)
Ivy ProShares S&P 500 Bond Index Fund	-0.88%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
S&P 500/Market Axess Investment Grade Corporate Bond Index	2.66%
(generally reflects the performance of high yield debt issued by companies domiciled in the U.S. or Canada)
Lipper Core Bond Funds Universe Average	1.43%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Returns shown above for the Fund and the index are since inception, which is end of day on April 20, 2017.

The performance of each Fund noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is no guarantee of future results. The value of the Funds’ shares will change, and you could lose money on your investment.

Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its respective index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. Because the Funds use an “indexing” approach to try to achieve their respective investment objective, the Funds do not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Funds may use a range of derivative instruments. By using these techniques, the Funds are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShares), increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its index). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering the Fund’s return.

The opinions expressed in this report are those of the Funds’ portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy ProShares Funds.

8	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	96.0%
Corporate Debt Securities	96.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Quality Weightings

Non-Investment Grade	96.0%
BB	40.4%
B	44.5%
CCC	10.7%
Below CCC	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-17	—	—	—	—	—
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(4)	-0.44%	-0.44%	2.24%	2.24%	1.95%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Automobile Manufacturers – 0.5%
Tesla, Inc. (GTD by SolarCity Corp.),
5.300%, 8-15-25 (A)	$100	$98

Automotive Retail – 0.3%
Allison Transmission, Inc.,
5.000%, 10-1-24 (A)	65	67

Broadcasting – 4.6%
AMC Networks, Inc.,
5.000%, 4-1-24	100	103
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11-15-22	185	191
iHeartCommunications, Inc. (GTD by iHeartMedia Capital I LLC),
9.000%, 12-15-19	100	76
Sirius XM Radio, Inc.:
6.000%, 7-15-24 (A)	150	161
5.000%, 8-1-27 (A)	205	209
Univision Communications, Inc.:
5.125%, 5-15-23 (A)	96	98
5.125%, 2-15-25 (A)	100	101

		939

Cable & Satellite – 3.9%
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.750%, 2-15-26 (A)	147	154
5.125%, 5-1-27 (A)	331	336
DISH DBS Corp.:
5.875%, 11-15-24	226	237
7.750%, 7-1-26	65	74

		801

Casinos & Gaming – 4.8%
Caesars Entertainment Resort Properties LLC,
11.000%, 10-1-21 (B)	60	64
ESH Hospitality, Inc.,
5.250%, 5-1-25 (A)	50	52
GLP Capital L.P. and GLP Financing II, Inc.,
4.875%, 11-1-20	200	211
MGM Resorts International:
6.625%, 12-15-21	70	79
6.000%, 3-15-23	69	76
Scientific Games International, Inc. (GTD by Scientific Games Corp.),
10.000%, 12-1-22	294	326
Wynn Las Vegas LLC and Wynn Las Vegas Capital Corp.,
5.500%, 3-1-25 (A)	180	187

		995

Consumer Electronics – 0.6%
Spectrum Brands, Inc. (GTD by SB/RH Holdings),
5.750%, 7-15-25	115	122

General Merchandise Stores – 1.0%
Dollar Tree, Inc.,
5.750%, 3-1-23	196	207

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet & Direct Marketing Retail – 1.2%
Argos Merger Sub, Inc.,
7.125%, 3-15-23 (A)	$180	$141
Netflix, Inc.,
4.375%, 11-15-26 (A)	103	103

		244

Leisure Facilities – 0.3%
Six Flags Entertainment Corp.,
4.875%, 7-31-24 (A)	50	51

Restaurants – 2.2%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.,
4.250%, 5-15-24 (A)	211	212
KFC Holding Co., Pizza Hut Holdings LLC and Taco Bell of America LLC,
5.000%, 6-1-24 (A)	235	247

		459

Specialized Consumer Services – 0.6%
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4-15-22 (A)	128	133

Specialty Stores – 0.5%
Arch Merger Sub, Inc.,
8.500%, 9-15-25 (A)	110	107

Total Consumer Discretionary – 20.5%		4,223
Consumer Staples

Drug Retail – 0.8%
Rite Aid Corp.,
6.125%, 4-1-23 (A)	175	170

Food Retail – 0.7%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC:
6.625%, 6-15-24	100	93
5.750%, 3-15-25	50	44

		137

Packaged Foods & Meats – 0.6%
Post Holdings, Inc.,
5.000%, 8-15-26 (A)	130	130

Total Consumer Staples – 2.1%		437
Energy

Coal & Consumable Fuels – 0.8%
CONSOL Energy, Inc.,
5.875%, 4-15-22	124	125
Murray Energy Corp. (GTD by Murray Energy Holdings Co.),
11.250%, 4-15-21 (A)	50	30

		155

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Drilling – 0.6%
Ensco plc,
5.750%, 10-1-44	$50	$36
Transocean, Inc.,
9.000%, 7-15-23 (A)	80	86

		122

Oil & Gas Exploration & Production – 6.0%
Antero Resources Corp.,
5.375%, 11-1-21	190	195
Ascent Resources Utica Holdings LLC and ARU Finance Corp. (GTD by Ascent Resources—Utica LLC),
10.000%, 4-1-22 (A)	163	175
California Resources Corp.,
8.000%, 12-15-22 (A)	238	155
Chesapeake Energy Corp.:
8.000%, 12-15-22 (A)	50	54
8.000%, 1-15-25 (A)	175	177
Continental Resources, Inc.,
4.500%, 4-15-23	135	135
Continental Resources, Inc. (GTD by Banner Pipeline Co. LLC and CLR Asset Holdings LLC),
3.800%, 6-1-24	100	96
Jupiter Resources, Inc.,
8.500%, 10-1-22 (A)	42	30
MEG Energy Corp.,
7.000%, 3-31-24 (A)	150	129
Sanchez Energy Corp.,
6.125%, 1-15-23	115	99

		1,245

Oil & Gas Refining & Marketing – 0.7%
EP Energy LLC and Everest Acquisition Finance, Inc.:
9.375%, 5-1-20	90	75
8.000%, 2-15-25 (A)	102	79

		154

Oil & Gas Storage & Transportation – 2.9%
Cheniere Corpus Christi Holdings LLC:
5.875%, 3-31-25	164	177
5.125%, 6-30-27 (A)	70	72
CITGO Holding, Inc.,
10.750%, 2-15-20 (A)	164	177
Energy Transfer Equity L.P.:
5.875%, 1-15-24	65	70
5.500%, 6-1-27	50	52
Williams Co., Inc. (The),
4.550%, 6-24-24	50	52

		600

Total Energy – 11.0%		2,276
Financials

Consumer Finance – 2.2%
Ally Financial, Inc.,
5.750%, 11-20-25	64	69
Quicken Loans, Inc.,
5.750%, 5-1-25 (A)	150	158

2017	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
Springleaf Finance Corp.:
8.250%, 12-15-20	$150	$170
6.125%, 5-15-22	58	61

		458

Other Diversified Financial Services – 1.7%
Citigroup, Inc.,
3.875%, 2-19-19	106	108
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.,
5.875%, 2-1-22	225	232

		340

Property & Casualty Insurance – 0.5%
Hub International Ltd.,
7.875%, 10-1-21 (A)	102	106

Specialized Finance – 1.8%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
5.875%, 6-15-21 (A)	181	189
SLM Corp., 5.500%, 1-15-19	182	188

		377

Total Financials – 6.2%		1,281
Health Care

Health Care Equipment – 0.7%
DJO Finco, Inc. and DJO Finance LLC,
8.125%, 6-15-21 (A)	100	96
Hologic, Inc.,
5.250%, 7-15-22 (A)	55	58

		154

Health Care Facilities – 8.3%
AmSurg Escrow Corp.,
5.625%, 7-15-22	196	204
Community Health Systems, Inc.,
6.250%, 3-31-23	239	236
DaVita HealthCare Partners, Inc.:
5.125%, 7-15-24	130	130
5.000%, 5-1-25	51	50
FWCT-2 Escrow Corp.,
6.875%, 2-1-22	165	129
HCA, Inc. (GTD by HCA Holdings, Inc.):
5.375%, 2-1-25	50	53
5.875%, 2-15-26	265	284
LifePoint Health, Inc.,
5.500%, 12-1-21	125	129
MPH Acquisition Holdings LLC,
7.125%, 6-1-24 (A)	141	152
Tenet Healthcare Corp.,
8.125%, 4-1-22	213	217
THC Escrow Corp. II,
6.750%, 6-15-23	140	134

		1,718

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Supplies – 1.1%
Ortho-Clinical Diagnostics,
6.625%, 5-15-22 (A)	$100	$98
WellCare Health Plans, Inc.,
5.250%, 4-1-25	120	126

		224

Health Care Technology – 0.3%
Change Healthcare Holdings, Inc.,
5.750%, 3-1-25 (A)	50	51

Managed Health Care – 1.1%
Centene Corp.,
4.750%, 1-15-25	210	218

Pharmaceuticals – 3.2%
Endo Designed Activity Co., Endo Finance LLC and Endo Finco, Inc.,
6.000%, 2-1-25 (A)	200	162
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8-1-23 (A)	52	54
VRX Escrow Corp.:
5.875%, 5-15-23 (A)	282	249
6.125%, 4-15-25 (A)	225	198

		663

Total Health Care – 14.7%		3,028
Industrials

Aerospace & Defense – 2.4%
Bombardier, Inc.:
8.750%, 12-1-21 (A)	70	75
7.500%, 3-15-25 (A)	156	156
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7-15-22	50	52
6.500%, 7-15-24	200	206

		489

Air Freight & Logistics – 0.9%
XPO Logistics, Inc.,
6.500%, 6-15-22 (A)	180	189

Diversified Support Services – 0.7%
United Rentals (North America), Inc. (GTD by United Rentals, Inc.):
5.875%, 9-15-26	50	54
5.500%, 5-15-27	85	91

		145

Industrial Conglomerates – 0.3%
Tribune Media Co.,
5.875%, 7-15-22	55	57

Industrial Machinery – 0.6%
Gates Global LLC and Gates Global Co.,
6.000%, 7-15-22 (A)	125	128

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Security & Alarm Services – 1.4%
ADT Corp.,
3.500%, 7-15-22	$50	$50
Prime Security Services Borrower LLC,
9.250%, 5-15-23 (A)	221	244

		294

Trading Companies & Distributors – 0.2%
HD Supply, Inc., 5.750%, 4-15-24 (A)	50	54

Trucking – 1.1%
BlueLine Rental Corp. and BlueLine Rental LLC,
9.250%, 3-15-24 (A)	65	70
Hertz Corp. (The),
7.625%, 6-1-22 (A)	151	156

		226

Total Industrials – 7.6%		1,582
Information Technology

Application Software – 1.2%
Infor (U.S.), Inc.,
6.500%, 5-15-22	65	67
Solera LLC and Solera Finance, Inc.,
10.500%, 3-1-24 (A)	155	177

		244

Data Processing & Outsourced Services – 3.2%
Exela Intermediate LLC and Exela Finance, Inc.,
10.000%, 7-15-23 (A)	210	206
First Data Corp.:
7.000%, 12-1-23 (A)	240	256
5.750%, 1-15-24 (A)	192	201

		663

IT Consulting & Other Services – 0.8%
BMC Software Finance, Inc.,
8.125%, 7-15-21 (A)	165	169

Semiconductors – 0.6%
Micron Technology, Inc.,
5.250%, 8-1-23 (A)	110	115

Technology Hardware, Storage & Peripherals – 3.2%
EMC Corp.,
2.650%, 6-1-20	202	200
Inception Parent, Inc., Inception Merger Sub, Inc. and Rackspace Hosting, Inc.,
8.625%, 11-15-24 (A)	95	101
Western Digital Corp.,
10.500%, 4-1-24	312	367

		668

Total Information Technology – 9.0%		1,859

12	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Aluminum – 1.2%
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8-15-24 (A)	$170	$177
5.875%, 9-30-26 (A)	66	67

		244

Commodity Chemicals – 1.0%
NOVA Chemicals Corp.:
4.875%, 6-1-24 (A)	115	117
5.250%, 6-1-27 (A)	96	97

		214

Diversified Chemicals – 0.3%
PSPC Escrow Corp.,
6.500%, 2-1-22 (A)	55	57

Diversified Metals & Mining – 3.3%
Cliffs Natural Resources, Inc.,
5.750%, 3-1-25 (A)	111	106
First Quantum Minerals Ltd.:
7.000%, 2-15-21 (A)	50	51
7.500%, 4-1-25 (A)	200	205
Freeport-McMoRan, Inc.:
3.875%, 3-15-23	235	232
5.450%, 3-15-43	85	79

		673

Metal & Glass Containers – 3.1%
Ball Corp.:
4.375%, 12-15-20	202	212
5.250%, 7-1-25	70	77
BWAY Holding Co.:
5.500%, 4-15-24 (A)	202	211
7.250%, 4-15-25 (A)	80	82
Crown Americas LLC and Crown Americas Capital Corp. IV,
4.500%, 1-15-23	50	53

		635

Paper Packaging – 0.3%
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7-15-23 (A)	70	73

Specialty Chemicals – 1.2%
Ashland, Inc.,
4.750%, 8-15-22	55	58
Chemours Co. (The),
6.625%, 5-15-23	100	106
Momentive Performance Materials, Inc.,
3.880%, 10-24-21	79	80

		244

Total Materials – 10.4%		2,140

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate

Specialized REITs – 2.7%
Equinix, Inc.:
5.875%, 1-15-26	$141	$155
5.375%, 5-15-27	150	163
Iron Mountain, Inc.,
4.875%, 9-15-27 (A)	100	102
Uniti Group L.P., Uniti Group Finance, Inc. and CSL Capital LLC,
8.250%, 10-15-23	150	132

		552

Total Real Estate – 2.7%		552
Telecommunication Services

Alternative Carriers – 1.6%
CommScope Technologies LLC (GTD by CommScope, Inc.), 6.000%, 6-15-25 (A)	60	64
Zayo Group LLC and Zayo Capital, Inc.:
6.000%, 4-1-23	50	53
5.750%, 1-15-27 (A)	193	205

		322

Integrated Telecommunication Services – 5.0%
CenturyLink, Inc.:
5.625%, 4-1-20	100	105
7.500%, 4-1-24	120	124
Frontier Communications Corp.:
10.500%, 9-15-22	224	195
11.000%, 9-15-25	235	200
Sprint Corp.:
7.875%, 9-15-23	205	238
7.125%, 6-15-24	154	173

		1,035

Wireless Telecommunication Service – 2.5%
SBA Communications Corp.,
4.875%, 9-1-24	150	154
T-Mobile USA, Inc.:
6.625%, 4-1-23	155	163
6.500%, 1-15-26	180	199

		516

Total Telecommunication Services – 9.1%		1,873

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 1.7%
Dynegy, Inc.,
7.625%, 11-1-24	$201	$208
NRG Energy, Inc.,
6.625%, 1-15-27	134	141

		349

Multi-Utilities – 1.0%
Calpine Corp.,
5.750%, 1-15-25	220	207

Total Utilities – 2.7%		556
TOTAL CORPORATE DEBT SECURITIES – 96.0%		19,807
(Cost: $19,831)

SHORT-TERM SECURITIES
Master Note – 2.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10-4-17(C)	549	549

TOTAL SHORT-TERM SECURITIES – 2.7%		$549
(Cost: $549)

TOTAL INVESTMENT SECURITIES – 98.7%		$20,356
(Cost: $20,380)

CASH AND OTHER ASSETS, NET OF LIABILITIES (D) – 1.3%		272

NET ASSETS – 100.0%		$20,628

2017	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

SEPTEMBER 30, 2017

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017 the total value of these securities amounted to $9,403 or 45.6% of net assets.

(B)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2017.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Cash of $117 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2017 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. 2 Year Treasury Note	Short	27	12-4-17	5,400	$(5,824)	$11
U.S. 5 Year Treasury Note	Short	63	12-4-17	6,300	(7,403)	53
U.S. 10 Year Treasury Note	Short	52	12-29-17	5,200	(6,516)	70

					$(19,743)	$134

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$19,807	$—
Short-Term Securities	—	549	—
Total	$—	$20,356	$—
Futures Contracts	$134	$—	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY PROSHARES MSCI ACWI INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.5%
Financials	22.4%
Information Technology	16.4%
Consumer Discretionary	11.0%
Health Care	10.8%
Industrials	10.7%
Consumer Staples	8.1%
Energy	6.0%
Materials	4.9%
Real Estate	3.4%
Utilities	3.0%
Telecommunication Services	2.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.5%

Country Weightings

North America	58.3%
United States	54.7%
Other North America	3.6%
Europe	22.1%
United Kingdom	5.7%
Other Europe	16.4%
Pacific Basin	17.5%
Japan	8.0%
Other Pacific Basin	9.5%
South America	0.9%
Other	0.6%
Bahamas/Caribbean	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Microsoft Corp.	United States	Information Technology	Systems Software
Facebook, Inc., Class A	United States	Information Technology	Internet Software & Services
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Exxon Mobil Corp.	United States	Energy	Oil & Gas Exploration & Production
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services
Alphabet, Inc., Class C	United States	Information Technology	Internet Software & Services
Alphabet, Inc., Class A	United States	Information Technology	Internet Software & Services
Wells Fargo & Co.	United States	Financials	Diversified Banks

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES MSCI ACWI INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-17	—	—	—	—	—
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(4)	6.73%	6.79%	9.60%	9.60%	9.20%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS	Shares		Value
Australia

Consumer Discretionary – 0.0%
Aristocrat Leisure Ltd.	1		$17

Consumer Staples – 0.2%
Wesfarmers Ltd.	1		45
Woolworths Ltd.	2		34

			79

Energy – 0.1%
Oil Search Ltd.	3		14
Origin Energy Ltd.(A)	3		17
Woodside Petroleum Ltd.	1		24

			55

Financials – 0.8%
AMP Ltd.	5		18
Australia and New Zealand Banking Group Ltd.	4		83
Commonwealth Bank of Australia	2		121
Insurance Australia Group Ltd.	4		20
Macquarie Group Ltd.	—	*	32
National Australia Bank Ltd.	3		79
QBE Insurance Group Ltd.	2		18
Suncorp Group Ltd.	2		22
Westpac Banking Corp.	4		100

			493

Health Care – 0.1%
CSL Ltd.	1		63
Ramsay Health Care Ltd.	—	*	15
Sonic Healthcare Ltd.	1		15

			93

Industrials – 0.1%
Aurizon Holdings Ltd.	4		15
Brambles Ltd.	2		17
Sydney Airport	2		13
Transurban Group	3		28

			73

Materials – 0.1%
Amcor Ltd.	1		18
BHP Billiton plc	4		79
Newcrest Mining Ltd.	1		19
South32 Ltd.	9		22

			138

Real Estate – 0.1%
Dexus	2		14
Goodman Group	3		21
GPT Group	4		16
LendLease Group	1		15
Mirvac Group	8		14
Scentre Group	8		24
Stockland Corp. Ltd.	4		15
Vicinity Centres	7		14
Westfield Corp.	3		20

			153

Telecommunication Services – 0.0%
Telstra Corp. Ltd. ADR	6		16

COMMON STOCKS (Continued)	Shares		Value
Utilities – 0.0%
AGL Energy Ltd.	1		$20
APA Group	3		16

			36

Total Australia – 1.5%			$1,153
Austria

Energy – 0.0%
OMV AG	—	*	17

Financials – 0.0%
Erste Bank der Oesterreichischen Sparkassen AG	1		24

Total Austria – 0.0%			$41
Belgium

Consumer Staples – 0.2%
InBev N.V.	1		116

Financials – 0.2%
ageas N.V.	—	*	23
KBC Group N.V.	—	*	33

			56

Health Care – 0.0%
UCB S.A./N.V.	—	*	19

Materials – 0.1%
Solvay S.A.	—	*	29

Total Belgium – 0.5%			$220
Bermuda

Financials – 0.0%
Arch Capital Group Ltd.(A)	—	*	18
Everest Re Group Ltd.	—	*	16

			34

Industrials – 0.0%
Jardine Strategic Holdings Ltd.	—	*	19

Real Estate – 0.0%
Kerry Properties Ltd.	4		16

Total Bermuda – 0.0%			$69
Brazil

Consumer Discretionary – 0.1%
Kroton Educacional S.A.	3		18
Lojas Renner S.A.	2		22

			40

Consumer Staples – 0.1%
Ambev S.A.	7		47

Energy – 0.1%
Petroleo Brasileiro S.A.(A)	10		47
Ultrapar Participacoes S.A.	1		18

			65

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.4%
Banco Bradesco S.A.	5		$60
Banco do Brasil S.A.	2		17
BB Seguridade Participacoes S.A.	2		15
BM&F Bovespa S.A.	4		33
Itau Unibanco Holdings S.A.	4		62
Itausa Investimentos Itau S.A.	9		33

			220

Industrials – 0.0%
CCR S.A.	3		17

Information Technology – 0.0%
Cielo S.A.	2		14
MercadoLibre, Inc.	—	*	14

			28

Materials – 0.1%
Vale S.A.	4		36

Telecommunication Services – 0.0%
Telefonica Brasil S.A.	1		16

Utilities – 0.0%
Equatorial Energia S.A.	1		17

Total Brazil – 0.8%			$486
Canada

Consumer Discretionary – 0.2%
Canadian Tire Corp. Ltd., Class A	—	*	19
Dollarama, Inc.	—	*	27
Magna International, Inc.	1		28
Restaurant Brands International, Inc.	—	*	21
Shaw Communications, Inc., Class B	1		21
Thomson Reuters Corp.	—	*	19

			135

Consumer Staples – 0.1%
Alimentation Couche-Tard, Inc., Class B	1		27
Loblaw Cos. Ltd.	—	*	22
Metro, Inc.	1		20
Saputo, Inc.	—	*	16

			85

Energy – 0.6%
Canadian Natural Resources Ltd.	1		48
Cenovus Energy, Inc.	2		18
Crescent Point Energy Corp.	2		14
Enbridge, Inc.	2		84
EnCana Corp.	2		20
Imperial Oil Ltd.	—	*	10
Inter Pipeline Ltd.	1		20
Keyera Corp.	—	*	14
Pembina Pipeline Corp.	1		25
Suncor Energy, Inc.	2		72
TransCanada Corp.	1		53

			378

Financials – 1.2%
Bank of Montreal	1		58
Bank of Nova Scotia (The)	1		89

2017	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Brookfield Asset Management, Inc., Class A	1		$47
Canadian Imperial Bank of Commerce	1		44
CI Financial Corp.	1		21
Fairfax Financial Holdings Ltd.	—	*	24
Intact Financial Corp.	—	*	21
Manulife Financial Corp.	3		53
National Bank of Canada	1		25
Royal Bank of Canada	2		131
Sun Life Financial, Inc.	1		33
Toronto-Dominion Bank	2		119

			665

Industrials – 0.4%
CAE, Inc.	1		19
Canadian National Railway Co.	1		83
Canadian Pacific Railway Ltd.	—	*	37
SNC-Lavalin Group, Inc.	—	*	17
Waste Connections, Inc.	—	*	27

			183

Information Technology – 0.0%
CGI Group, Inc., Class A(A)	—	*	18
Constellation Software, Inc.	—	*	19
OpenText Corp.	1		16

			53

Materials – 0.4%
Agnico-Eagle Mines Ltd.	—	*	17
Agrium, Inc.	—	*	25
Barrick Gold Corp.	2		27
Franco-Nevada Corp.	—	*	24
Goldcorp, Inc.	1		18
Potash Corp. of Saskatchewan, Inc.	1		26
Teck Cominco Ltd.	1		18
Wheaton Precious Metals Corp.	1		16

			171

Telecommunication Services – 0.1%
Rogers Communications, Inc., Class B	1		28
TELUS Corp.	—	*	15

			43

Utilities – 0.1%
Canadian Utilities Ltd., Class A	—	*	14
Fortis, Inc.	1		29

			43

Total Canada – 3.1%			$1,756
Chile

Utilities – 0.1%
Enel Americas S.A.	125		26

Total Chile – 0.1%			$26

COMMON STOCKS (Continued)	Shares		Value
China

Consumer Discretionary – 0.4%
Ctrip.com International Ltd.(A)	1		$31
Geely Automobile Holdings Ltd.	8		22
JD.com, Inc. ADR(A)	1		37
New Oriental Education & Technology Group, Inc. ADR	—	*	22
Sands China Ltd.	5		24

			136

Consumer Staples – 0.0%
China Mengniu Dairy Co. Ltd.	7		19
Hengan International Group Co. Ltd.	2		19
WH Group Ltd.	15		16

			54

Energy – 0.1%
China Petroleum & Chemical Corp., H Shares	33		25
China Shenhua Energy Co. Ltd., H Shares	6		14
CNOOC Ltd.	26		33
PetroChina Co. Ltd., H Shares	30		19

			91

Financials – 0.6%
Bank of Communications Co. Ltd.	19		14
BOC Hong Kong (Holdings) Ltd., H Shares	105		52
China Construction Bank Corp.	105		87
China Life Insurance Co. Ltd., H Shares	11		34
China Merchants Bank Co. Ltd., H Shares	6		21
China Minsheng Banking Corp. Ltd., H Shares	14		12
China Pacific Insurance (Group) Co. Ltd., H Shares	5		20
CITIC Securities Co. Ltd., H Shares	8		17
Industrial and Commercial Bank of China Ltd., H Shares	92		68
Ping An Insurance (Group) Co. of China Ltd., H Shares	7		55

			380

Industrials – 0.0%
China Communications Construction Co. Ltd., H Shares	11		13
China Merchants Holdings (International) Co. Ltd.	6		18

			31

Information Technology – 1.3%
Alibaba Group Holding Ltd. ADR(A)	1		249
Baidu.com, Inc. ADR(A)	—	*	90
NetEase.com, Inc. ADR	—	*	30
Tencent Holdings Ltd.	7		308

			677

Real Estate – 0.1%
China Overseas Land & Investment Ltd.	7		21

COMMON STOCKS (Continued)	Shares		Value
Telecommunication Services – 0.1%
China Mobile Ltd.	8		$77
China Telecom Corp. Ltd.	32		16
China Unicom Ltd.	11		16

			109

Utilities – 0.0%
China Resources Power Holdings Co. Ltd.	8		14

Total China – 2.6%			$1,513
Denmark

Consumer Discretionary – 0.0%
Pandora Holding A.S.	—	*	17

Financials – 0.1%
Danske Bank A.S.	1		43

Health Care – 0.2%
Genmab A.S.(A)	—	*	24
Novo Nordisk A/S, Class B	2		114
Novozymes A/S, Class B	—	*	21

			159

Industrials – 0.2%
A.P. Moller—Maersk A/S	—	*	29
DSV A/S	—	*	29
ISS A/S	—	*	17
Vestas Wind Systems A/S	—	*	30

			105

Materials – 0.0%
Chr. Hansen Holding A/S	—	*	22

Utilities – 0.0%
DONG Energy A/S	—	*	19

Total Denmark – 0.5%			$365
Finland

Financials – 0.1%
Sampo plc, A Shares	1		27

Industrials – 0.1%
Kone Oyj, Class B	—	*	21
Wartsila Oyj Abp	—	*	18

			39

Information Technology – 0.1%
Nokia OYJ	8		47

Materials – 0.1%
UPM-Kymmene Corp.	1		21

Total Finland—0.4%			$134
France

Consumer Discretionary – 0.6%
Accor S.A.	—	*	21
Compagnie Generale des Etablissements Michelin, Class B	—	*	35

18	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
LVMH Moet Hennessy—Louis Vuitton	—	*	$100
Peugeot S.A.	1		20
Pinault-Printemps-Redoute S.A.	—	*	47
Publicis Groupe S.A.	—	*	25
Renault S.A.	—	*	24
Sodexo S.A.	—	*	23
Valeo S.A.	—	*	28
Vivendi Universal	1		38

			361

Consumer Staples – 0.3%
Carrefour S.A.	1		20
Danone S.A.	1		63
L’Oreal	—	*	67
Pernod Ricard S.A.	—	*	46

			196

Energy – 0.3%
Total S.A.	3		150

Financials – 0.5%
Axa S.A.	2		74
BNP Paribas S.A.	1		115
Credit Agricole Group	2		32
Societe Generale S.A.	1		60

			281

Health Care – 0.4%
Essilor International S.A.	—	*	36
Sanofi-Aventis	1		145

			181

Industrials – 0.7%
Airbus SE	1		74
Bouygues S.A.	—	*	22
Compagnie de Saint-Gobain	1		45
Legrand S.A.	—	*	32
Safran	—	*	46
Schneider Electric S.A.	1		64
Thales	—	*	23
Vinci	1		65

			371

Information Technology – 0.3%
Atos S.A.	—	*	28
Cap Gemini S.A.	—	*	31
Dassault Systemes S.A.	—	*	23

			82

Materials – 0.1%
L Air Liquide S.A.	1		72

Real Estate – 0.2%
Gecina	—	*	21
Klepierre	1		21
Unibail-Rodamco	—	*	37

			79

Telecommunication Services – 0.1%
Orange S.A.	3		42

COMMON STOCKS (Continued)	Shares		Value
Utilities – 0.2%
ENGIE	3		$44
Veolia Environnement S.A.	1		22

			66

Total France – 3.7%			$1,881
Germany

Consumer Discretionary – 0.5%
adidas AG	—	*	56
Bayerische Motoren Werke AG	—	*	46
Continental AG	—	*	33
Daimler AG	1		90
Porsche Automobil Holding SE	—	*	18
TUI AG	1		10

			253

Consumer Staples – 0.0%
Beiersdorf Aktiengesellschaft	—	*	21
Henkel AG & Co. KGaA	—	*	16

			37

Financials – 0.4%
Allianz AG, Registered Shares	1		123
Commerzbank AG	2		23
Deutsche Bank AG	3		48
Deutsche Boerse AG	—	*	30
Hannover Ruckversicherungs-Aktiengesellschaft	—	*	14
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	—	*	38

			276

Health Care – 0.5%
Bayer AG	1		144
Fresenius Medical Care AG & Co. KGaA	—	*	32
Fresenius SE & Co. KGaA	1		45
Merck KGaA	—	*	22

			243

Industrials – 0.3%
Brenntag AG	—	*	17
Deutsche Post AG	1		55
GEA Group Aktiengesellschaft, Bochum	—	*	15
Siemens AG	1		130
Thyssenkrupp AG	1		17

			234

Information Technology – 0.3%
Infineon Technologies AG	2		43
SAP AG	1		126

			169

Materials – 0.3%
BASF Aktiengesellschaft	1		118
Covestro AG	—	*	17
HeidelbergCement AG	—	*	24
Lanxess AG	—	*	18
Linde AG	—	*	52
Symrise AG	—	*	19

			248

COMMON STOCKS (Continued)	Shares		Value
Real Estate – 0.2%
Deutsche Wohnen AG	1		$23
Vonovia SE	1		28

			51

Telecommunication Services – 0.1%
Deutsche Telekom AG, Registered Shares	4		73

Utilities – 0.1%
E.ON AG	3		33
RWE Aktiengesellschaft	1		18

			51

Total Germany – 2.7%			$1,635
Hong Kong

Consumer Discretionary – 0.0%
Techtronic Industries Co. Ltd.	3		17

Financials – 0.5%
Agricultural Bank of China Ltd., H Shares	41		18
AIA Group Ltd.	16		116
Bank of East Asia Ltd. (The)	4		18
BOC Hong Kong (Holdings) Ltd.	6		30
Hang Seng Bank Ltd.	1		34
Hong Kong Exchanges and Clearing Ltd.	2		53

			269

Health Care – 0.0%
Sinopharm Group Co. Ltd., H Shares	4		16

Industrials – 0.1%
Cheung Kong Infrastructure Holdings Ltd.	2		15
Jardine Matheson Holdings Ltd.	—	*	23
MTR Corp. Ltd.	3		19

			57

Real Estate – 0.7%
Cheung Kong (Holdings) Ltd.	8		85
China Resources Land Ltd.	6		17
Hang Lung Properties Ltd.	11		30
Henderson Land Development Co. Ltd.	4		23
Hongkong Land Holdings Ltd.	3		21
Hysan Development Co. Ltd.	4		20
Link (The)	4		33
New World Development Co. Ltd.	16		23
Sino Land Co. Ltd.	10		18
Sun Hung Kai Properties Ltd.	2		39
Swire Pacific Ltd., Class A	2		19
Wharf (Holdings) Ltd. (The)(A)	3		20
Wheelock and Co. Ltd.	2		14

			362

Utilities – 0.3%
CLP Holdings Ltd.	3		33
Hong Kong & China Gas Co. Ltd.	19		36
Power Assets Holdings Ltd.	3		26

			95

Total Hong Kong – 1.6%			$816

2017	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
India

Consumer Discretionary – 0.1%
Tata Motors Ltd. ADR(A)	1		$35

Energy – 0.1%
Reliance Industries Ltd. GDR	3		68

Financials – 0.1%
ICICI Bank Ltd. ADR	5		43

Health Care – 0.1%
Dr. Reddy’s Laboratories Ltd. ADR	1		31

Industrials – 0.1%
Larsen & Toubro Ltd. GDR	4		70

Information Technology – 0.2%
Infosys Technologies Ltd. ADR	5		67
Wipro Ltd. ADR	9		53

			120

Materials – 0.1%
Vedanta Ltd. ADR	2		35

Total India – 0.8%			$402
Indonesia

Consumer Discretionary – 0.0%
PT Astra International Tbk	36		21

Financials – 0.1%
Bank Central Asia Tbk PT	18		27
PT Bank Mandiri (Persero) Tbk	43		21
PT Bank Rakyat Indonesia	21		23

			71

Telecommunication Services – 0.1%
PT Telekomunikasi Indonesia Persero Tbk	83		29

Total Indonesia – 0.2%			$121
Ireland

Consumer Discretionary – 0.0%
Paddy Power Betfair plc	—	*	13

Consumer Staples – 0.1%
Kerry Group plc, Class A	—	*	22

Financials – 0.0%
Bank of Ireland(A)	2		12

Health Care – 0.2%
Medtronic plc	2		127

Industrials – 0.1%
Ingersoll-Rand plc	—	*	31

Information Technology – 0.2%
Accenture plc, Class A	1		89

Materials – 0.1%
CRH plc	1		38

Total Ireland – 0.7%			$332

COMMON STOCKS (Continued)	Shares		Value
Israel

Information Technology – 0.0%
Check Point Software Technologies Ltd.(A)	—	*	$22

Total Israel – 0.0%			$22
Italy

Consumer Discretionary – 0.0%
Ferrari N.V.	—	*	17
Luxottica Group S.p.A.	—	*	15

			32

Energy – 0.1%
Eni S.p.A.	3		49

Financials – 0.3%
Assicurazioni Generali S.p.A.	2		31
Banca Intesa S.p.A.	17		62
UniCredit S.p.A.	3		56

			149

Industrials – 0.0%
Atlantia S.p.A.	1		21
CNH Industrial N.V.	1		15

			36

Telecommunication Services – 0.1%
Telecom Italia S.p.A.(A)	22		21

Utilities – 0.2%
ENEL S.p.A.	10		59
Snam S.p.A.	4		20
Terna Rete Elettrica Nazionale S.p.A.	3		19

			98

Total Italy – 0.7%			$385
Japan

Consumer Discretionary – 1.6%
Aisin Seiki Co. Ltd.	—	*	16
Bridgestone Corp.	1		42
Denso Corp.	1		33
Dentsu, Inc.	—	*	16
Fast Retailing Co. Ltd.	—	*	24
Fuji Heavy Industries Ltd.	1		32
Honda Motor Co. Ltd.	2		65
Isuzu Motors Ltd.	1		16
Koito Manufacturing Co. Ltd.	—	*	15
Mazda Motor Corp.	1		17
Nissan Motor Co. Ltd.	3		30
Nitori Co. Ltd.	—	*	18
Oriental Land Co. Ltd.	—	*	29
Panasonic Corp.	3		46
Rakuten, Inc.	2		16
Sekisui Chemicals Co. Ltd.	1		22
Sekisui House Ltd.	1		21
Shimano, Inc.	—	*	20
Sony Corp.	2		61
Suzuki Motor Corp.	—	*	26
Toyota Industries Corp.	—	*	18
Toyota Motor Corp.	3		190

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
Yamaha Motor Co. Ltd.	1		$17

			790

Consumer Staples – 0.5%
Aeon Co. Ltd.	1		18
Ajinomoto Co., Inc.	1		20
Asahi Breweries Ltd.	1		25
Japan Tobacco, Inc.	1		47
Kao Corp.	1		43
Kirin Brewery Co. Ltd.	1		35
Meiji Holdings Co. Ltd.	—	*	19
Seven & i Holdings Co. Ltd.	1		41
Shiseido Co. Ltd.	1		25
Suntory Beverage & Food Ltd.	—	*	16
Unicharm Corp.	1		17

			306

Energy – 0.1%
Inpex Corp.	2		20
JXTG Holdings, Inc.	5		26

			46

Financials – 1.0%
Dai-ichi Mutual Life Insurance Co. (The)	2		30
Daiwa Securities Group, Inc.	4		21
Japan Exchange Group, Inc.	1		17
Kabushiki Kaisha Mitsubishi Tokyo Financial Group	16		101
Mizuho Financial Group, Inc.	33		57
MS&AD Insurance Group Holdings, Inc.	1		25
NKSJ Holdings, Inc.	1		24
Nomura Holdings, Inc.	6		34
ORIX Corp.	2		35
Resona Holdings, Inc.	4		21
Sumitomo Mitsui Financial Group, Inc.	2		70
Sumitomo Mitsui Trust Holdings, Inc.	1		23
T&D Holdings, Inc.	1		17
Tokio Marine Holdings, Inc.	1		38

			513

Health Care – 0.5%
Alfresa Holdings Corp.	1		14
Astellas Pharma, Inc.	3		37
Chugai Pharmaceutical Co. Ltd.	—	*	19
Daiichi Sankyo Co. Ltd.	1		23
Eisai Co. Ltd.	1		26
Olympus Corp.	1		18
Ono Pharmaceutical Co. Ltd.	1		18
Otsuka Holdings Co. Ltd.	1		24
Shionogi & Co. Ltd.	—	*	27
Sysmex Corp.	—	*	17
Takeda Pharmaceutical Co. Ltd.	1		54
Terumo Corp.	1		21

			298

Industrials – 2.1%
Asahi Glass Co. Ltd.	—	*	16
Canon, Inc.	2		54
Central Japan Railway Co.	—	*	35
Dai Nippon Printing Co. Ltd.	1		17
Dakin Industries Ltd.	—	*	36

20	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
East Japan Railway Co.	—	*	$41
FANUC Ltd.	—	*	54
Hankyu Hanshin Holdings, Inc.	—	*	18
ITOCHU Corp.	2		33
Kajima Corp.	2		18
Kawasaki Heavy Industries Ltd.	—	*	15
Keio Corp.	2		78
Kintetsu Group Holdings Co. Ltd.	—	*	17
Komatsu Ltd.	1		39
Kubota Corp.	2		28
LIXIL Group Corp.	1		14
Marubeni Corp.	3		23
Mitsubishi Corp.	2		48
Mitsubishi Electric Corp.	3		41
Mitsubishi Heavy Industries Ltd.	1		20
Mitsui & Co. Ltd.	2		35
Nihon Densan Kabushiki Kaisha	—	*	44
NSK Ltd.	1		14
Obayashi Corp.	1		16
Odakyu Electric Railway Co. Ltd.	1		16
Recruit Holdings Co. Ltd.	2		35
Ricoh Co. Ltd.	2		15
Secom Co. Ltd.	—	*	28
Shimizu Corp.	2		18
SMC Corp.	—	*	31
Sumitomo Corp.	2		29
Sumitomo Electric Industries Ltd.	1		22
Taisei Corp.	—	*	21
Tobu Railway Co. Ltd.	1		19
Tokyo Corp.	1		18
Toppan Printing Co. Ltd.	2		20
Toshiba Corp.	6		16
Toyota Tsusho Corp.	1		17
West Japan Railway Co.	—	*	21

			1,080

Information Technology – 0.7%
FUJIFILM Holdings Corp.	1		27
Fujitsu Ltd.	3		23
Hitachi Ltd.	7		48
Hoya Corp.	1		34
Keyence Corp.	—	*	68
Kyocera Corp.	1		34
Murata Manufacturing Co. Ltd.	—	*	39
Nintendo Co. Ltd.	—	*	56
NTT Data Corp.	1		15
TDK Corp.	—	*	17
Tokyo Electron Ltd.	—	*	37

			398

Materials – 0.6%
Asahi Kasei Corp.	2		27
JFE Holdings, Inc.	1		18
Kuraray Co. Ltd.	1		24
Mitsubishi Chemical Holdings Corp.	3		26
Nippon Steel & Sumitomo Metal Corp.	1		26
Nitto Denko Corp.	—	*	24
Shin-Etsu Chemical Co. Ltd.	1		51
Sumitomo Chemical Co. Ltd.	3		21
Sumitomo Metal Mining Co. Ltd.	1		18
Toray Industries, Inc.	3		27

			262

COMMON STOCKS (Continued)	Shares		Value
Real Estate – 0.3%
Daito Trust Construction Co. Ltd.	—	*	$20
Daiwa House Industry Co. Ltd.	1		32
Mitsubishi Estate Co. Ltd.	2		32
Mitsui Fudosan Co. Ltd.	1		30
Sumitomo Realty & Development Co. Ltd.	1		22
Tokyu Fudosan Holdings Corp.	2		14

			150

Telecommunication Services – 0.5%
KDDI Corp.	2		59
Nippon Telegraph and Telephone Corp.	1		38
NTT DoCoMo, Inc.	2		37
SoftBank Group Corp.	1		84

			218

Utilities – 0.1%
Chubu Electric Power Co., Inc.	1		17
Kansai Electric Power Co., Inc.	1		18
Osaka Gas Co. Ltd.	1		17
Tokyo Gas Co. Ltd.	1		19

			71

Total Japan – 8.0%			$4,132
Luxembourg

Consumer Discretionary – 0.0%
SES Global S.A.	1		15

Materials – 0.0%
ArcelorMittal	1		25

Total Luxembourg – 0.0%			$40
Macau

Consumer Discretionary – 0.1%
Galaxy Entertainment Group	4		29

Total Macau – 0.1%			$29

Malaysia

Consumer Discretionary – 0.0%
Genting Berhad	7		16

Consumer Staples – 0.0%
IOI Corp. Berhad	18		19

Financials – 0.0%
Malayan Banking Berhad	9		21

Industrials – 0.3%
Gamuda Berhad	19		23
IJM Corp. Bhd	30		23
MISC Berhad	9		16
Sime Darby Berhad	10		22

			84

Utilities – 0.0%
Tenaga Nasional Berhad	7		24

Total Malaysia – 0.3%			$164

COMMON STOCKS (Continued)	Shares		Value
Mexico

Consumer Discretionary – 0.1%
Grupo Televisa S.A.B. de C.V.	4		$21

Consumer Staples – 0.1%
Coca-Cola FEMSA S.A.B. de C.V., Series L	2		14
Fomento Economico Mexicano S.A.B. de C.V.	3		31
Wal-Mart de Mexico S.A.B. de C.V.	10		23

			68

Financials – 0.1%
Grupo Financiero Banorte S.A.B. de C.V.	4		28

Industrials – 0.0%
Alfa S.A.B de C.V.	9		11

Materials – 0.0%
CEMEX S.A.B. de C.V.(A)	24		22
Grupo Mexico S.A. de C.V.	7		22

			44

Real Estate – 0.1%
Fibra Uno Administracion S.A. de C.V.	10		16

Telecommunication Services – 0.1%
America Movil S.A.B. de C.V., Series L	44		39

Total Mexico – 0.5%			$227
Netherlands

Consumer Discretionary – 0.1%
Altice N.V., Class A(A)	1		17
Reed Elsevier N.V.	1		24

			41

Consumer Staples – 0.4%
Heineken N.V.	—	*	33
Koninklijke Ahold Delhaize N.V.	2		34
Unilever N.V., Certicaaten Van Aandelen	2		117

			184

Financials – 0.2%
Aegon N.V.	3		17
ING Groep N.V., Certicaaten Van Aandelen	5		89
NN Group N.V.	—	*	21

			127

Health Care – 0.0%
Qiagen N.V.	—	*	13

Industrials – 0.1%
AerCap Holdings N.V.(A)	—	*	5
Koninklijke Philips Electronics N.V., Ordinary Shares	1		50
Wolters Kluwer N.V.	1		24

			79

Information Technology – 0.3%
ASML Holding N.V., Ordinary Shares	—	*	84
NXP Semiconductors N.V.(A)	—	*	50

			134

2017	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Materials – 0.2%
Akzo Nobel N.V.	—	*	$34
Royal DSM Heerlen	—	*	26

			60

Telecommunication Services – 0.0%
Koninklijke KPN N.V.	6		20

Total Netherlands – 1.3%			$658
Norway

Consumer Staples – 0.0%
Marine Harvest ASA	1		18

Energy – 0.1%
StatoilHydro ASA	2		30

Financials – 0.1%
DNB ASA	2		32
Gjensidige Forsikring ASA	1		13

			45

Industrials – 0.0%
Orkla ASA	2		21

Materials – 0.0%
Norsk Hydro ASA	3		19
Yara International ASA	—	*	17

			36

Telecommunication Services – 0.1%
Telenor ASA	1		23

Total Norway – 0.3%			$173
Philippines

Financials – 0.0%
Ayala Corp.	1		20

Real Estate – 0.0%
Ayala Land, Inc.	22		19
SM Prime Holdings, Inc.	32		21

			40

Total Philippines – 0.0%			$60
Poland

Energy – 0.0%
Polski Koncern Naftowy Orlen S.A.	1		23

Financials – 0.0%
PKO Bank Polski S.A.	2		23
Powszechny Zaklad Ubezpieczen S.A.	2		23

			46

Total Poland – 0.0%			$69
Portugal

Energy – 0.0%
Galp Energia SGPS S.A., Class B	1		20

COMMON STOCKS (Continued)	Shares		Value
Utilities – 0.0%
EDP—Energias de Portugal S.A.	6		$23

Total Portugal – 0.0%			$43
Russia

Consumer Staples – 0.0%
Magnit PJSC GDR	1		25

Energy – 0.3%
OAO Novatek GDR	—	*	25
Open Joint Stock Co. Gazprom ADR	8		33
PJSC LUKOIL ADR	1		35
Tatneft PJSC	1		23

			116

Financials – 0.1%
Sberbank of Russia PJSC ADR	3		49

Materials – 0.0%
OJSC PhosAgro GDR	1		15

Telecommunication Services – 0.0%
Mobile TeleSystems OJSC ADR	2		18

Total Russia – 0.4%			$223
Singapore

Consumer Discretionary – 0.0%
Genting Singapore plc	18		16
Singapore Press Holdings Ltd.	10		20

			36

Financials – 0.3%
DBS Group Holdings Ltd.	3		41
Oversea-Chinese Banking Corp. Ltd.	5		39
United Overseas Bank Ltd.	2		37

			117

Industrials – 0.0%
Keppel Corp. Ltd.	4		17
Singapore Technologies Engineering Ltd.	6		15

			32

Information Technology – 0.0%
Flextronics International Ltd. (A)	1		16

Real Estate – 0.2%
Ascendas Real Estate Investment Trust	14		28
CapitaMall Trust	16		24
Global Logistic Properties Ltd.	7		17

			69

Telecommunication Services – 0.1%
Singapore Telecommunications Ltd.	12		33

Total Singapore – 0.6%			$303

COMMON STOCKS (Continued)	Shares		Value
South Africa

Consumer Discretionary – 0.2%
Naspers Ltd., Class N	1		$124
Steinhoff International Holdings N.V., Class H	4		17

			141

Consumer Staples – 0.0%
Bid Corp. Ltd.	1		18

Energy – 0.1%
Sasol Ltd.	1		26

Financials – 0.2%
FirstRand Ltd.	7		26
Remgro Ltd.	2		24
Sanlam Ltd.	4		21
Standard Bank Group Ltd.	3		30

			101

Health Care – 0.0%
Aspen Pharmacare Holdings Ltd.	1		19
Life Healthcare Group Holdings Ltd.	9		16

			35

Real Estate – 0.1%
Growthpoint Properties Ltd.	14		26

Telecommunication Services – 0.0%
MTN Group Ltd.	3		27

Total South Africa – 0.6%			$374

South Korea

Consumer Discretionary – 0.1%
Coway Co. Ltd.	—	*	12
Hyundai Mobis	—	*	23
Hyundai Motor Co.	—	*	36
Kangwon Land, Inc.	1		16
Kia Motors Corp.	1		16
LG Electronics, Inc.	—	*	15

			118

Consumer Staples – 0.0%
Amorepacific Corp.	—	*	16
Korea Tobacco & Ginseng Corp.	—	*	22
LG Household & Health Care Ltd.	—	*	17

			55

Energy – 0.1%
SK Energy Co. Ltd.	—	*	24

Financials – 0.2%
Hana Financial Group, Inc.	1		21
KB Financial Group, Inc.	1		32
Samsung Fire & Marine Insurance Co. Ltd.	—	*	20
Samsung Life Insurance Co. Ltd.	—	*	16
Shinhan Financial Group Co. Ltd.	1		32
Woori Finance Holdings Co. Ltd.	1		19

			140

22	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Health Care – 0.0%
Celltrion, Inc. (A)	—	*	$20

Industrials – 0.0%
LG Corp.	—	*	17
Samsung C&T Corp.	—	*	16

			33

Information Technology – 0.6%
Naver Corp.	—	*	30
Samsung Electronics Co. Ltd.	—	*	273
Samsung SDI Co. Ltd.	—	*	17
SK C&C Co. Ltd.	—	*	16
SK hynix, Inc.	1		57

			393

Materials – 0.2%
Honam Petrochemical Corp.	—	*	12
Hyundai Steel Co.	—	*	12
LG Chem Ltd.	—	*	27
POSCO	—	*	32

			83

Utilities – 0.0%
Korea Electric Power Corp.	—	*	16

Total South Korea – 1.2%			$882
Spain

Consumer Discretionary – 0.1%
Industria de Diseno Textil S.A.	1		45

Energy – 0.0%
Repsol YPF S.A.	1		24

Financials – 0.3%
Banco Bilbao Vizcaya Argentaria S.A.	8		73
Banco de Sabadell S.A.	8		17
Banco Santander S.A.	19		135
Bankinter S.A.	1		13
CaixaBank S.A.	5		25

			263

Health Care – 0.0%
Grifols S.A.	1		15

Industrials – 0.1%
Abertis Infraestructuras S.A.	1		18
ACS Actividades de Construccion y Servicios S.A.	—	*	9
Aena S.A.	—	*	18
Ferrovial S.A.	1		15

			60

Information Technology – 0.1%
Amadeus IT Holding S.A.	1		35

Telecommunication Services – 0.1%
Telefonica S.A.	5		59

Utilities – 0.1%
Enagas S.A.	1		15
Gas Natural SDG S.A.	—	*	7
Iberdrola S.A.	7		52

COMMON STOCKS (Continued)	Shares		Value
Utilities (Continued)
Red Electrica Corp. S.A.	1		$17

			91

Total Spain – 0.8%			$592
Sweden

Consumer Discretionary – 0.0%
Autoliv, Inc.	—	*	10
H & M Hennes & Mauritz AB	1		31

			41

Consumer Staples – 0.1%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B (A)	1		25
Swedish Match AB	—	*	17

			42

Financials – 0.5%
Investor AB, B Shares	1		30
Nordea Bank AB	4		52
Skandinaviska Enskilda Banken AB, Series A	2		28
Svenska Handelsbanken AB, Class A	2		31
Swedbank AB	1		33

			174

Industrials – 0.4%
AB Volvo, Class B	2		41
Assa Abloy AB, Class B	1		32
Atlas Copco AB, Class A	1		57
Sandvik AB	2		30
Skanska AB, Class B	1		15
SKF AB, Class B	1		17

			192

Information Technology – 0.2%
Hexagon AB, Class B	—	*	22
Telefonaktiebolaget LM Ericsson, B Shares	4		25

			47

Materials – 0.0%
Boliden AB	1		17

Telecommunication Services – 0.0%
TeliaSonera AB	4		17

Total Sweden – 1.2%			$530
Switzerland

Consumer Discretionary – 0.2%
Compagnie Financiere Richemont S.A.	1		66
Dufry AG (A)	—	*	15
Swatch Group Ltd. (The), Bearer Shares	—	*	29

			110

Consumer Staples – 0.6%
Nestle S.A., Registered Shares	4		316

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.6%
ACE Ltd.	1		$72
Credit Suisse Group AG, Registered Shares	3		51
Julius Baer Group Ltd.	—	*	25
Swiss Life Holding Zurich	—	*	20
Swiss Re Ltd.	—	*	38
UBS Group AG	5		78
Zurich Financial Services, Registered Shares	—	*	55

			339

Health Care – 1.0%
Givaudan S.A., Registered Shares	—	*	35
Lonza Group Ltd., Registered Shares	—	*	32
Novartis AG, Registered Shares	3		239
Roche Holdings AG, Genusscheine	1		224
Sonova Holding AG	—	*	20

			550

Industrials – 0.4%
ABB Ltd.	2		61
Adecco S.A.	—	*	25
Ferguson plc	—	*	30
Geberit AG, Registered	—	*	34
SGS S.A.	—	*	31

			181

Information Technology – 0.1%
STMicroelectronics N.V.	1		23
TE Connectivity Ltd.	—	*	37

			60

Materials – 0.1%
LafargeHolcim Ltd.	1		36

Real Estate – 0.0%
Swiss Prime Site AG, Registered	—	*	20

Total Switzerland – 3.0%			$1,612
Taiwan

Consumer Staples – 0.0%
Uni-President Enterprises Corp.	9		19

Financials – 0.1%
Cathay Financial Holding Co. Ltd.	13		21
Chailease Holding Co. Ltd.	6		14
China Development Financial Holding Corp.	60		18
Chinatrust Financial Holding Co. Ltd.	32		20
Fubon Financial Holding Co. Ltd.	12		18
Mega Financial Holding Co.	23		18
Yuanta Financial Holdings Co. Ltd.	41		18

			127

Information Technology – 0.5%
Advanced Semiconductor Engineering, Inc.	16		20
Asustek Computer, Inc.	2		15
Catcher Technology Co. Ltd.	1		12
Delta Electronics, Inc.	4		21
Hon Hai Precision Industry Co. Ltd.	20		70

2017	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
Largan Precision Co. Ltd.	—	*	$27
MediaTek, Inc.	2		23
Taiwan Semiconductor Manufacturing Co. Ltd.	31		220

			408

Materials – 0.0%
China Steel Corp.	26		21
Formosa Chemicals & Fiber Corp.	6		19
Formosa Plastics Corp.	8		24
Nan Ya Plastics Corp.	9		22
Taiwan Cement Corp.	13		14

			100

Telecommunication Services – 0.0%
Chunghwa Telecom Co. Ltd.	5		18

Total Taiwan – 0.6%			$672
Thailand

Consumer Staples – 0.0%
CP ALL plc	10		20

Energy – 0.0%
PTT Public Co. Ltd.	1		18

Financials – 0.0%
Kasikornbank Public Co. Ltd.	3		21
Siam Commercial Bank Public Co. Ltd.	4		17

			38

Industrials – 0.0%
Airports of Thailand Public Co. Ltd.	9		16

Materials – 0.0%
Siam Cement Public Co. Ltd.	1		16

Telecommunication Services – 0.0%
Advanced Info Service Public Co. Ltd.	3		14

Total Thailand – 0.0%			$122
United Kingdom

Consumer Discretionary – 0.4%
Barratt Developments plc	2		14
British Sky Broadcasting Group plc	2		20
Burberry Group plc	1		18
Carnival plc	—	*	14
Compass Group plc	2		42
Delphi Automotive plc	—	*	33
Fiat S.p.A. (A)	1		22
InterContinental Hotels Group plc	—	*	19
ITV plc	6		15
Kingfisher plc	4		16
Marks and Spencer Group plc	3		15
NEXT plc	—	*	17
Pearson plc	2		13
Persimmon plc	1		18
Taylor Wimpey plc	6		15
Whitbread plc	—	*	16
WPP Group plc	2		31

			338

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples – 1.1%
Associated British Foods plc	1		$22
British American Tobacco plc	3		179
Coca-Cola HBC AG	1		18
Diageo plc	3		101
Imperial Tobacco Group plc	1		51
Reckitt Benckiser Group plc	1		75
Tesco plc	12		29
Unilever plc	2		89
Wm Morrison Supermarkets plc	5		15

			579

Energy – 0.9%
BP plc	23		148
FMC Technologies, Inc. (A)	1		15
Royal Dutch Shell plc, Class A	5		160
Royal Dutch Shell plc, Class B	4		136

			459

Financials – 1.2%
3i Group plc	2		20
Aviva plc	5		32
Barclays plc	21		55
HSBC Holdings plc	24		239
Investec plc	2		13
Legal & General Group plc	6		23
Lloyds Banking Group plc	85		78
London Stock Exchange Group plc, New Ordinary Shares	—	*	20
Old Mutual plc	7		17
Prudential plc	3		74
Royal Bank of Scotland Group plc (The) (A)	5		17
RSA Insurance Group plc	2		16
Standard Chartered plc	4		41
Standard Life Aberdeen plc	4		21
Willis Towers Watson plc	—	*	29

			695

Health Care – 0.6%
AstraZeneca plc	2		108
GlaxoSmithKline plc	6		123
Shire plc	1		60
Smith & Nephew plc	1		23

			314

Industrials – 0.5%
Ashtead Group plc	1		22
BAE Systems plc	4		34
Bunzl plc	1		19
Experian plc	1		26
IHS Markit Ltd. (A)	1		24
Intertek Group plc	—	*	20
Pentair, Inc.	—	*	14
RELX plc	1		29
Rolls-Royce Group plc	2		27

			215

Information Technology – 0.0%
Sage Group plc	2		18

COMMON STOCKS (Continued)	Shares		Value
Materials – 0.5%
Anglo American plc	2		$31
BHP Billiton plc	3		46
Glencore International plc	16		74
Johnson Matthey plc	—	*	16
Mondi plc	1		14
Randgold Resources Ltd.	—	*	15
Rio Tinto Ltd.	1		28
Rio Tinto plc	2		70

			294

Real Estate – 0.0%
British Land Co. plc (The)	2		15
Hammerson plc	2		15
Land Securities Group plc	1		16

			46

Telecommunication Services – 0.3%
BT Group plc	11		41
Vodafone Group plc	31		87

			128

Utilities – 0.2%
Centrica plc	8		19
National Grid plc	4		53
Severn Trent plc	—	*	15
SSE plc	1		24
United Utilities Group plc	1		16

			127

Total United Kingdom – 5.7%			$3,213
United States

Consumer Discretionary – 6.1%
Amazon.com, Inc. (A)	—	*	478
AutoZone, Inc. (A)	—	*	27
Best Buy Co., Inc.	—	*	22
BorgWarner, Inc.	—	*	18
CarMax, Inc. (A)	—	*	23
Carnival Corp.	—	*	27
CBS Corp., Class B	—	*	27
Charter Communications, Inc., Class A (A)	—	*	97
Coach, Inc.	—	*	18
Comcast Corp., Class A	6		219
D.R. Horton, Inc.	1		22
DISH Network Corp., Class A (A)	—	*	17
Dollar General Corp.	—	*	30
Dollar Tree, Inc. (A)	—	*	29
Expedia, Inc.	—	*	25
Ford Motor Co.	5		56
General Motors Co.	2		67
Genuine Parts Co.	—	*	24
Hanesbrands, Inc.	1		15
Harley-Davidson, Inc.	—	*	13
Hasbro, Inc.	—	*	18
Home Depot, Inc. (The)	1		238
Kohl’s Corp.	—	*	14
Las Vegas Sands, Inc.	1		32
Lear Corp.	—	*	18
Lennar Corp.	—	*	17
Liberty Global, Inc., Series A (A)	—	*	7

24	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
Liberty Global, Inc., Series C (A)	1		$23
Liberty Media Corp., Class C (A)	—	*	16
Liberty Media Corp., Liberty Interactive Series A (A)	1		16
LKQ Corp. (A)	1		22
Lowe’s Co., Inc.	1		88
Marriott International, Inc., Class A	—	*	47
McDonalds Corp.	1		145
MGM Resorts International	1		21
Mohawk Industries, Inc. (A)	—	*	25
Netflix, Inc. (A)	1		99
Newell Rubbermaid, Inc.	1		28
NIKE, Inc., Class B	2		87
Norwegian Cruise Line Holdings Ltd. (A)	—	*	16
Omnicom Group, Inc.	—	*	20
priceline.com, Inc. (A)	—	*	112
Ross Stores, Inc.	1		33
Royal Caribbean Cruises Ltd.	—	*	29
Sirius XM Holdings, Inc.	3		15
Snap-on, Inc.	—	*	16
Starbucks Corp.	2		89
Target Corp.	1		41
Tesla Motors, Inc. (A)	—	*	56
Tiffany & Co.	—	*	20
Time Warner, Inc.	1		91
TJX Cos., Inc. (The)	1		57
Tractor Supply Co.	—	*	20
Twenty-First Century Fox, Inc.	1		13
Twenty-First Century Fox, Inc., Class A	1		33
V.F. Corp.	—	*	29
Walt Disney Co. (The)	2		182
Whirlpool Corp.	—	*	20
Wyndham Worldwide Corp.	—	*	21
YUM! Brands, Inc.	1		46

			3,174

Consumer Staples – 4.2%
Altria Group, Inc.	2		143
Archer Daniels Midland Co.	1		30
Brown-Forman Corp., Class B	—	*	17
Church & Dwight Co., Inc.	—	*	21
Clorox Co. (The)	—	*	23
Coca-Cola Co. (The)	5		210
Colgate-Palmolive Co.	1		73
ConAgra Foods, Inc.	1		21
Constellation Brands, Inc.	—	*	43
Costco Wholesale Corp.	1		87
Coty, Inc., Class A	1		14
CVS Caremark Corp.	1		104
Dr Pepper Snapple Group, Inc.	—	*	22
Estee Lauder Co., Inc. (The), Class A	—	*	31
General Mills, Inc.	1		39
Hershey Foods Corp.	—	*	23
Hormel Foods Corp.	—	*	15
Ingredion, Inc.	—	*	15
Kellogg Co.	—	*	21
Kimberly-Clark Corp.	—	*	51
Kraft Foods Group, Inc.	1		51
McCormick & Co., Inc.	—	*	18
Molson Coors Brewing Co., Class B	—	*	21
Mondelez International, Inc., Class A	2		71
Monster Beverage Corp. (A)	1		30

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples (Continued)
PepsiCo, Inc.	2		$182
Philip Morris International, Inc.	2		205
Procter & Gamble Co. (The)	3		270
Sysco Corp.	1		36
Tyson Foods, Inc.	—	*	27
Walgreen Co.	1		84
Wal-Mart Stores, Inc.	2		134

			2,132

Energy – 3.0%
Anadarko Petroleum Corp.	1		36
Andeavor Corp.	—	*	23
Apache Corp.	1		24
Cabot Oil & Gas Corp.	1		18
CF Industries Holdings, Inc.	—	*	13
Cheniere Energy, Inc. (A)	—	*	15
Chevron Corp.	2		262
Cimarex Energy Co.	—	*	18
Concho Resources, Inc. (A)	—	*	28
ConocoPhillips	1		74
Devon Energy Corp.	1		26
Diamondback Energy, Inc. (A)	—	*	16
EOG Resources, Inc.	1		68
Equitable Resources, Inc.	—	*	17
Exxon Mobil Corp.	5		411
Halliburton Co.	1		51
Hess Corp.	—	*	21
Kinder Morgan, Inc.	2		46
Marathon Oil Corp.	1		19
Marathon Petroleum Corp.	1		39
National Oilwell Varco, Inc.	1		21
Newfield Exploration Co. (A)	—	*	13
Noble Energy, Inc.	1		20
Occidental Petroleum Corp.	1		58
ONEOK, Inc.	1		29
Phillips 66	1		49
Pioneer Natural Resources Co.	—	*	34
Schlumberger Ltd.	2		118
Targa Resources Corp.	—	*	15
Valero Energy Corp.	1		45
Williams Co., Inc. (The)	1		31

			1,658

Financials – 7.8%
Affiliated Managers Group, Inc.	—	*	21
Aflac, Inc.	—	*	35
Alleghany Corp. (A)	—	*	16
Allstate Corp. (The)	—	*	38
Ally Financial, Inc.	1		18
American Capital Agency Corp.	1		24
American Express Co.	1		82
American International Group, Inc.	1		62
Ameriprise Financial, Inc.	—	*	33
Annaly Capital Management, Inc.	2		25
Aon plc	—	*	46
Arthur J. Gallagher & Co.	—	*	20
Bank of America Corp.	12		311
Bank of New York Mellon Corp. (The)	1		64
BB&T Corp.	1		46
Berkshire Hathaway, Inc., Class B (A)	1		260
BlackRock, Inc., Class A	—	*	61
Capital One Financial Corp.	1		50
Charles Schwab Corp. (The)	2		66

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Cincinnati Financial Corp.	—	*	$20
CIT Group, Inc.	—	*	16
Citigroup, Inc.	3		242
Citizens Financial Group, Inc.	1		28
CME Group, Inc.	—	*	55
Comerica, Inc.	—	*	26
Credicorp Ltd.	—	*	27
Discover Financial Services	1		36
E*TRADE Financial Corp. (A)	1		24
Fidelity National Information Services, Inc.	—	*	38
Fifth Third Bancorp	1		29
First Republic Bank	—	*	27
FNF Group	1		27
Franklin Resources, Inc.	1		24
Goldman Sachs Group, Inc. (The)	—	*	106
Hartford Financial Services Group, Inc. (The)	—	*	23
Huntington Bancshares, Inc.	2		26
Intercontinental Exchange, Inc.	1		47
Invesco Ltd.	1		24
JPMorgan Chase & Co.	4		408
KeyCorp	2		32
Leucadia National Corp.	1		15
Lincoln National Corp.	—	*	25
Loews Corp.	—	*	17
M&T Bank Corp.	—	*	30
Markel Corp. (A)	—	*	23
Marsh & McLennan Cos., Inc.	1		51
MetLife, Inc. (A)	1		66
Moody’s Corp.	—	*	34
Morgan Stanley	2		81
MSCI, Inc., Class A	—	*	20
NASDAQ, Inc.	—	*	14
New York Community Bancorp, Inc.	1		18
Northern Trust Corp.	—	*	28
PNC Financial Services Group, Inc. (The)	1		78
Principal Financial Group, Inc.	—	*	22
Progressive Corp. (The)	1		36
Prudential Financial, Inc.	1		53
Raymond James Financial, Inc.	—	*	22
Regions Financial Corp.	2		29
Reinsurance Group of America, Inc.	—	*	17
S&P Global, Inc.	—	*	50
Signature Bank (A)	—	*	15
State Street Corp.	—	*	44
SunTrust Banks, Inc.	1		39
Synchrony Financial	1		34
T. Rowe Price Group, Inc.	—	*	37
TD Ameritrade Holding Corp.	—	*	21
Travelers Co., Inc. (The)	—	*	39
U.S. Bancorp	2		102
Unum Group	—	*	19
Voya Financial, Inc.	—	*	14
Wells Fargo & Co.	6		319
XL Group Ltd.	—	*	14

			3,989

Health Care – 7.2%
Abbott Laboratories	2		109
AbbVie, Inc.	2		178
Aetna, Inc.	—	*	63
Agilent Technologies, Inc.	—	*	29

2017	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Health Care (Continued)
Alexion Pharmaceuticals, Inc. (A)	—	*	$40
Align Technology, Inc. (A)	—	*	25
Alkermes plc (A)	—	*	15
AmerisourceBergen Corp.	—	*	18
Amgen, Inc.	1		174
Anthem, Inc.	—	*	60
Baxter International, Inc.	1		37
Becton Dickinson & Co.	—	*	52
Biogen, Inc. (A)	—	*	87
BioMarin Pharmaceutical, Inc. (A)	—	*	24
Boston Scientific Corp. (A)	2		47
Bristol-Myers Squibb Co.	2		133
C. R. Bard, Inc.	—	*	34
Cardinal Health, Inc.	—	*	27
Celgene Corp. (A)	1		146
Centene Corp. (A)	—	*	24
Cerner Corp. (A)	—	*	28
Cigna Corp.	—	*	58
Cooper Cos., Inc. (The)	—	*	19
Da Vita, Inc. (A)	—	*	15
Danaher Corp.	1		58
Dentsply Sirona, Inc.	—	*	21
Edwards Lifesciences Corp. (A)	—	*	32
Eli Lilly and Co.	1		109
Express Scripts, Inc. (A)	1		49
Gilead Sciences, Inc.	2		134
HCA Holdings, Inc. (A)	—	*	31
Henry Schein, Inc. (A)	—	*	20
Hologic, Inc. (A)	—	*	16
Humana, Inc.	—	*	43
IDEXX Laboratories, Inc. (A)	—	*	24
Illumina, Inc. (A)	—	*	39
Incyte Corp. (A)	—	*	28
Intuitive Surgical, Inc. (A)	—	*	51
Jazz Pharmaceuticals plc (A)	—	*	16
Johnson & Johnson	3		422
Laboratory Corp. of America Holdings (A)	—	*	24
McKesson Corp.	—	*	40
Merck & Co., Inc.	3		214
Mettler-Toledo International, Inc. (A)	—	*	26
Mylan, Inc. (A)	1		20
Perrigo Co. Ltd.	—	*	17
Pfizer, Inc.	7		261
Quest Diagnostics, Inc.	—	*	22
Quintiles Transnational Holdings, Inc. (A)	—	*	20
Regeneron Pharmaceuticals, Inc. (A)	—	*	45
ResMed, Inc.	—	*	18
Stryker Corp.	—	*	57
Teleflex, Inc.	—	*	21
Thermo Fisher Scientific, Inc.	—	*	87
UnitedHealth Group, Inc.	1		219
Universal Health Services, Inc., Class B	—	*	16
Varian Medical Systems, Inc. (A)	—	*	15
Vertex Pharmaceuticals, Inc. (A)	—	*	50
Waters Corp. (A)	—	*	24
Zimmer Holdings, Inc.	—	*	31
Zoetis, Inc.	1		41

			3,803

COMMON STOCKS (Continued)	Shares		Value
Industrials – 4.7%
3M Co.	1		$143
Acuity Brands, Inc.	—	*	13
AMETEK, Inc.	—	*	25
Arconic, Inc.	1		16
Boeing Co. (The)	1		177
C.H. Robinson Worldwide, Inc.	—	*	16
Caterpillar, Inc.	1		91
Cintas Corp.	—	*	23
CSX Corp.	1		66
Cummins, Inc.	—	*	38
Deere & Co.	—	*	43
Delta Air Lines, Inc.	—	*	12
Dover Corp.	—	*	22
Eaton Corp.	1		42
Emerson Electric Co.	1		49
Expeditors International of Washington, Inc.	—	*	19
Fastenal Co.	—	*	21
FedEx Corp.	—	*	70
Flowserve Corp.	—	*	13
Fluor Corp.	—	*	16
Fortive Corp.	—	*	29
Fortune Brands Home & Security, Inc.	—	*	19
General Dynamics Corp.	—	*	60
General Electric Co.	11		255
Honeywell International, Inc.	1		114
Huntington Ingalls Industries, Inc.	—	*	18
Illinois Tool Works, Inc.	—	*	54
J.B. Hunt Transport Services, Inc.	—	*	17
Jacobs Engineering Group, Inc.	—	*	15
Johnson Controls, Inc.	1		47
L3 Technolgies, Inc.	—	*	24
Lockheed Martin Corp.	—	*	93
Masco Corp.	1		21
Middleby Corp. (A)	—	*	14
Nielsen Holdings plc	—	*	21
Norfolk Southern Corp.	—	*	49
Northrop Grumman Corp.	—	*	54
PACCAR, Inc.	—	*	33
Parker Hannifin Corp.	—	*	34
Raytheon Co.	—	*	63
Republic Services, Inc., Class A	—	*	19
Rockwell Automation, Inc.	—	*	34
Rockwell Collins, Inc.	—	*	33
Roper Industries, Inc.	—	*	32
Sensata Technologies Holding N.V. (A)	—	*	16
Southwest Airlines Co.	—	*	13
Stanley Black & Decker, Inc.	—	*	30
Textron, Inc.	—	*	24
TransDigm Group, Inc.	—	*	26
Union Pacific Corp.	1		116
United Parcel Service, Inc., Class B	1		95
United Rentals, Inc. (A)	—	*	21
United Technologies Corp.	1		104
Verisk Analytics, Inc., Class A (A)	—	*	18
W.W. Grainger, Inc.	—	*	16
Waste Management, Inc.	1		40
Westinghouse Air Brake Technologies Corp.	—	*	14
Xylem, Inc.	—	*	20

			2,620

COMMON STOCKS (Continued)	Shares		Value
Information Technology – 11.4%
Activision Blizzard, Inc.	1		$58
Adobe Systems, Inc. (A)	1		91
Advanced Micro Devices, Inc. (A)	1		15
Alliance Data Systems Corp.	—	*	17
Alphabet, Inc., Class A (A)	—	*	352
Alphabet, Inc., Class C (A)	—	*	364
Amphenol Corp., Class A	—	*	30
Analog Devices, Inc.	1		44
Apple, Inc.	6		970
Applied Materials, Inc.	1		72
Autodesk, Inc. (A)	—	*	34
Automatic Data Processing, Inc.	1		58
Broadcom Corp., Class A	—	*	120
CA, Inc.	—	*	16
Cadence Design Systems, Inc. (A)	1		20
CDW Corp.	—	*	18
Cisco Systems, Inc.	6		206
Citrix Systems, Inc. (A)	—	*	19
Cognizant Technology Solutions Corp., Class A	1		54
Computer Sciences Corp.	—	*	30
Corning, Inc.	1		38
Dell Technolgies, Inc., Class V (A)	—	*	21
eBay, Inc. (A)	1		48
Electronic Arts, Inc. (A)	—	*	48
Facebook, Inc., Class A (A)	3		491
Fiserv, Inc. (A)	—	*	34
FleetCor Technologies, Inc. (A)	—	*	22
Garter, Inc., Class A (A)	—	*	23
Global Payments, Inc.	—	*	23
Harris Corp.	—	*	25
Hewlett Packard Enterprise Co.	2		30
Hewlett-Packard Co.	2		42
Intel Corp.	6		218
International Business Machines Corp.	1		151
Intuit, Inc.	—	*	42
Juniper Networks, Inc.	1		20
KLA-Tencor Corp.	—	*	26
Lam Research Corp.	—	*	42
MasterCard, Inc., Class A	1		153
Maxim Integrated Products, Inc.	—	*	22
Microchip Technology, Inc.	—	*	33
Micron Technology, Inc. (A)	1		54
Microsoft Corp.	9		650
Motorola, Inc.	—	*	24
NetApp, Inc.	—	*	20
NVIDIA Corp.	1		134
Oracle Corp.	4		181
Palo Alto Networks, Inc. (A)	—	*	21
Paychex, Inc.	—	*	23
PayPal, Inc. (A)	1		89
QUALCOMM, Inc.	2		98
Red Hat, Inc. (A)	—	*	29
RF Micro Devices, Inc. (A)	—	*	15
salesforce.com, Inc. (A)	1		77
ServiceNow, Inc. (A)	—	*	30
Skyworks Solutions, Inc.	—	*	29
Splunk, Inc. (A)	—	*	16
Symantec Corp.	1		27
Texas Instruments, Inc.	1		107
Total System Services, Inc.	—	*	18
Trimble Navigation Ltd. (A)	—	*	19

26	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
Twitter, Inc. (A)	1		$15
Vantiv, Inc., Class A (A)	—	*	18
VeriSign, Inc.	—	*	17
Visa, Inc., Class A	2		225
Western Digital Corp.	—	*	34
Western Union Co. (The)	1		16
Workday, Inc., Class A (A)	—	*	22
Xilinx, Inc.	—	*	27

			6,175

Materials – 1.9%
Air Products and Chemicals, Inc.	—	*	41
Albemarle Corp.	—	*	24
Avery Dennison Corp.	—	*	17
Axalta Coating Systems Ltd. (A)	—	*	13
Ball Corp.	—	*	18
Celanese Corp., Series A	—	*	23
Dow Chemical Co. (The)	3		192
Eastman Chemical Co.	—	*	23
Ecolab, Inc.	—	*	39
FMC Corp.	—	*	22
Freeport-McMoRan Copper & Gold, Inc., Class B (A)	2		27
International Flavors & Fragrances, Inc.	—	*	18
International Paper Co.	—	*	28
LyondellBasell Industries N.V., Class A	—	*	42
Martin Marietta Materials, Inc.	—	*	22
Monsanto Co.	—	*	57
Mosaic Co. (The)	1		14
Newmont Mining Corp.	1		28
Nucor Corp.	—	*	26
Packaging Corp. of America	—	*	16
PPG Industries, Inc.	—	*	36
Praxair, Inc.	—	*	48
Sealed Air Corp.	—	*	12
Sherwin-Williams Co. (The)	—	*	41
Vulcan Materials Co.	—	*	25
WestRock Co.	—	*	19
Weyerhaeuser Co.	1		35

			906

Real Estate – 1.4%
American Tower Corp., Class A	1		69
AvalonBay Communities, Inc.	—	*	30
Boston Properties, Inc.	—	*	27
Brixmor Property Group, Inc.	1		15
CB Richard Ellis Group, Inc. (A)	1		19
Crown Castle International Corp.	—	*	49
Digital Realty Trust, Inc.	—	*	34
Duke Realty Corp.	1		17
Equinix, Inc.	—	*	44
Equity Residential	—	*	29
Essex Property Trust, Inc.	—	*	22
Extra Space Storage, Inc.	—	*	16
Federal Realty Investment Trust	—	*	18
GGP, Inc.	1		25
HCP, Inc.	1		19
Hilton Worldwide Holdings, Inc.	—	*	22
Host Hotels & Resorts, Inc.	1		20
Iron Mountain, Inc.	—	*	16

COMMON STOCKS (Continued)	Shares		Value
Real Estate (Continued)
Mid-America Apartment Communities, Inc.	—	*	$18
ProLogis, Inc.	1		42
Public Storage, Inc.	—	*	39
Realty Income Corp.	—	*	23
Regency Centers Corp.	—	*	18
Simon Property Group, Inc.	—	*	61
UDR, Inc.	—	*	16
Ventas, Inc.	—	*	29
Vornado Realty Trust	—	*	22
Welltower, Inc.	—	*	32

			791

Telecommunication Services – 1.0%
AT&T, Inc.	7		290
Level 3 Communications, Inc. (A)	—	*	23
MetroPCS Communications, Inc. (A)	—	*	22
SBA Communications Corp. (A)	—	*	24
Verizon Communications, Inc.	5		242

			601

Utilities – 1.6%
AES Corp. (The)	1		15
Alliant Energy Corp.	—	*	16
Ameren Corp.	—	*	20
American Electric Power Co., Inc.	1		40
American Water Works Co., Inc.	—	*	22
Atmos Energy Corp.	—	*	19
CenterPoint Energy, Inc.	1		20
CMS Energy Corp.	—	*	18
Consolidated Edison, Inc.	—	*	28
Dominion Energy, Inc.	1		55
DTE Energy Co.	—	*	22
Duke Energy Corp.	1		64
Edison International	—	*	29
Entergy Corp.	—	*	19
Eversource Energy	—	*	23
Exelon Corp.	1		40
FirstEnergy Corp.	1		19
NextEra Energy, Inc.	1		79
NiSource, Inc.	1		15
PG&E Corp.	1		39
PPL Corp.	1		30
Public Service Enterprise Group, Inc.	1		28
Sempra Energy	—	*	32
Southern Co. (The)	1		55
UGI Corp.	—	*	15
WEC Energy Group, Inc.	—	*	25
Xcel Energy, Inc.	1		29

			816

Total United States – 50.3%			$26,665

TOTAL COMMON STOCKS – 94.8%			$52,140
(Cost: $49,668)

INVESTMENT FUNDS	Shares		Value
United States – 4.4%
iShares MSCI ACWI ETF	35		$2,423

TOTAL INVESTMENT FUNDS – 4.4%			$2,423
(Cost: $2,417)

PREFERRED STOCKS
Brazil

Materials – 0.0%
Companhia Vale do Rio Doce, Class A	—	*	4

Total Brazil – 0.0%			$4
Germany

Consumer Discretionary – 0.1%
Volkswagen AG, 2.260%	—	*	41

Consumer Staples – 0.1%
Henkel AG & Co. KGaA	—	*	31

Total Germany – 0.2%			$72
South Korea

Information Technology – 0.1%
Samsung Electronics Co. Ltd.	—	*	43

Total South Korea – 0.1%			$43

TOTAL PREFERRED STOCKS – 0.3%			$119
(Cost: $113)

SHORT-TERM SECURITIES	Principal
Master Note – 0.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps) 1.450%, 10-4-17(B)	$343		343

TOTAL SHORT-TERM SECURITIES – 0.6%			$343
(Cost: $343)

TOTAL INVESTMENT SECURITIES – 100.1%			$55,025
(Cost: $52,541)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%			(47)

NET ASSETS – 100.0%			$54,978

2017	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND

SEPTEMBER 30, 2017

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$52,140	$—	$—
Investment Funds	2,423	—	—
Preferred Stocks	119	—	—
Short-Term Securities	—	343	—
Total	$54,682	$343	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

Market Sector Diversification

(as a % of net assets)
Financials	22.4%
Information Technology	16.4%
Consumer Discretionary	11.0%
Health Care	10.8%
Industrials	10.7%
Consumer Staples	8.1%
Energy	6.0%
Materials	4.9%
Real Estate	3.4%
Utilities	3.0%
Telecommunication Services	2.8%
Other+	0.5%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

28	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.4%
Utilities	24.3%
Financials	19.5%
Industrials	15.6%
Consumer Staples	11.7%
Materials	10.4%
Health Care	5.1%
Real Estate	4.9%
Consumer Discretionary	4.8%
Information Technology	1.7%
Telecommunication Services	1.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.6%

Top 10 Equity Holdings

Company	Sector	Industry
Franklin Electric Co., Inc.	Industrials	Industrial Machinery
H.B. Fuller Co.	Materials	Specialty Chemicals
Brady Corp., Class A	Industrials	Commercial Printing
BancFirst Corp.	Financials	Regional Banks
Tompkins Financial Corp.	Financials	Regional Banks
Hawkins, Inc.	Materials	Commodity Chemicals
Westwood Holdings Group, Inc.	Financials	Asset Management & Custody Banks
Connecticut Water Service, Inc.	Utilities	Water Utilities
MSA Safety, Inc.	Industrials	Office Services & Supplies
UMB Financial Corp.	Financials	Regional Banks

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	29

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-17	—	—	—	—	—
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(4)	1.91%	1.95%	4.65%	4.65%	4.30%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

30	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Homefurnishing Retail – 1.6%
Aaron Rents, Inc.	14	$615

Leisure Facilities – 1.6%
International Speedway Corp., Class A	17	629

Publishing – 1.6%
Meredith Corp.	11	627

Total Consumer Discretionary – 4.8%		1,871
Consumer Staples

Food Distributors – 1.8%
Andersons, Inc. (The)	20	674

Packaged Foods & Meats – 6.7%
Calavo Growers, Inc.	9	674
J&J Snack Foods Corp.	5	645
Lancaster Colony Corp.	5	639
Tootsie Roll Industries, Inc.	17	637

		2,595

Tobacco – 3.2%
Universal Corp.	11	630
Vector Group Ltd.	30	618

		1,248

Total Consumer Staples – 11.7%		4,517
Financials

Asset Management & Custody Banks – 1.8%
Westwood Holdings Group, Inc.	10	700

Life & Health Insurance – 1.7%
American Equity Investment Life Holding Co.	22	641

Property & Casualty Insurance – 5.2%
AmTrust Financial Services, Inc.	50	678
Infinity Property and Casualty Corp.	7	668
RLI Corp.	12	670

		2,016

Regional Banks – 10.8%
BancFirst Corp.	12	707
Community Bank System, Inc.	12	670
Southside Bancshares, Inc.	19	691
Tompkins Financial Corp.	8	706
UMB Financial Corp.	9	692
United Bankshares, Inc.	19	688

		4,154

Total Financials – 19.5%		7,511
Health Care

Health Care Distributors – 1.7%
Owens & Minor, Inc.	22	646

COMMON STOCKS (Continued)	Shares	Value
Health Care Facilities – 1.7%
National HealthCare Corp.	10	$644

Health Care Supplies – 1.7%
Atrion Corp.	1	674

Total Health Care – 5.1%		1,964
Industrials

Agricultural & Farm Machinery – 1.7%
Lindsay Corp.	7	668

Commercial Printing – 1.9%
Brady Corp., Class A	19	708

Diversified Support Services – 5.2%
Healthcare Services Group, Inc.	12	658
Matthews International Corp.	10	647
McGrath RentCorp	16	691

		1,996

Environmental & Facilities Services – 1.5%
ABM Industries, Inc.	14	586

Industrial Machinery – 1.9%
Franklin Electric Co., Inc.	16	728

Office Services & Supplies – 1.8%
MSA Safety, Inc.	9	693

Trading Companies & Distributors – 1.6%
GATX Corp.	10	622

Total Industrials – 15.6%		6,001
Information Technology

Electronic Equipment & Instruments – 1.7%
Badger Meter, Inc.	14	672

Total Information Technology – 1.7%		672
Materials

Commodity Chemicals – 1.8%
Hawkins, Inc.	17	705

Diversified Metals & Mining – 1.6%
Compass Minerals International, Inc.	9	600

Specialty Chemicals – 7.0%
H.B. Fuller Co.	12	718
Quaker Chemical Corp.	4	661
Sensient Technologies Corp.	9	662
Stepan Co.	8	672

		2,713

Total Materials – 10.4%		4,018

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Health Care REITs – 3.2%
National Health Investors, Inc.	8	$602
Universal Health Realty Income Trust	8	624

		1,226

Retail REITs – 1.7%
Urstadt Biddle Properties, Inc., Class A	30	651

Total Real Estate – 4.9%		1,877
Telecommunication Services

Integrated Telecommunication Services – 1.4%
ATN International, Inc.	10	538

Total Telecommunication Services – 1.4%		538
Utilities

Electric Utilities – 3.2%
ALLETE, Inc.	8	625
Portland General Electric Co.	13	605

		1,230

Gas Utilities – 9.5%
Chesapeake Utilities Corp.	8	616
New Jersey Resources Corp.	14	607
Northwest Natural Gas Co.	9	608
South Jersey Industries, Inc.	17	598
Spire, Inc.	8	607
WGL Holdings, Inc.	7	625

		3,661

Independent Power Producers & Energy Traders – 1.6%
Black Hills Corp.	9	613

Multi-Utilities – 3.2%
Avista Corp.	12	630
NorthWestern Corp.	10	593

		1,223

Water Utilities – 6.8%
California Water Service Group	17	642
Connecticut Water Service, Inc.	12	694
Middlesex Water Co.	17	654
SJW Corp.	11	644

		2,634

Total Utilities – 24.3%		9,361

TOTAL COMMON STOCKS – 99.4%		$38,330
(Cost: $37,115)

2017	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2017

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.8%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 1.450%, 10-4-17(A)	$325	$325

TOTAL SHORT-TERM SECURITIES – 0.8%		$325
(Cost: $325)

TOTAL INVESTMENT SECURITIES – 100.2%		$38,655
(Cost: $37,440)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(59)

NET ASSETS – 100.0%		$38,596

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$38,330	$—	$—
Short-Term Securities	—	325	—
Total	$38,330	$325	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2017

PORTFOLIO HIGHLIGHTS	IVY PROSHARES S&P 500 BOND INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Bonds	98.6%
Corporate Debt Securities	98.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Quality Weightings

Investment Grade	98.6%
AAA	3.5%
AA	15.2%
A	28.5%
BBB	51.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. For securities not rated by Moody’s, ratings are obtained from Fitch. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2017	ANNUAL REPORT	33

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES S&P 500 BOND INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-17	—	—	—	—	—
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(4)	-0.88%	-0.86%	1.78%	1.88%	1.50%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

34	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Advertising – 0.2%
Omnicom Group, Inc.,
3.600%, 4–15–26	$100	$101

Automobile Manufacturers – 2.7%
Ford Motor Co.:
4.346%, 12–8–26	265	275
7.450%, 7–16–31	355	460
4.750%, 1–15–43	184	180
5.291%, 12–8–46	150	157
General Motors Co.:
4.875%, 10–2–23	231	250
5.200%, 4–1–45	200	202

		1,524

Broadcasting – 0.8%
Discovery Communications, Inc.,
4.875%, 4–1–43	198	193
NBCUniversal Media LLC,
4.375%, 4–1–21	260	280

		473

Cable & Satellite – 1.7%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
5.150%, 3–1–20	50	54
3.000%, 2–1–24	150	152
3.300%, 2–1–27	50	51
6.950%, 8–15–37	197	274
Time Warner, Inc. (GTD by Historic TW, Inc.):
3.800%, 2–15–27	200	200
4.850%, 7–15–45	105	107
Viacom, Inc.,
4.250%, 9–1–23	100	103

		941

Footwear – 0.2%
NIKE, Inc.,
3.875%, 11–1–45	100	101

General Merchandise Stores – 0.4%
Target Corp.,
3.500%, 7–1–24	220	230

Home Improvement Retail – 1.2%
Home Depot, Inc. (The):
2.700%, 4–1–23	290	294
2.125%, 9–15–26	95	89
4.250%, 4–1–46	50	54
3.900%, 6–15–47	95	97
Lowe’s Co., Inc.,
3.700%, 4–15–46	183	177

		711

Housewares & Specialties – 0.3%
Newell Rubbermaid, Inc.:
3.850%, 4–1–23	100	105
5.500%, 4–1–46	50	59

		164

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet & Direct Marketing Retail – 0.5%
Amazon.com, Inc.:
3.800%, 12–5–24	$139	$149
4.950%, 12–5–44	100	115

		264

Movies & Entertainment – 0.1%
Walt Disney Co. (The),
2.950%, 6–15–27	90	90

Restaurants – 0.4%
McDonalds Corp.,
3.500%, 3–1–27	200	205

Total Consumer Discretionary – 8.5%		4,804
Consumer Staples

Brewers – 0.4%
Molson Coors Brewing Co.:
2.100%, 7–15–21	100	99
4.200%, 7–15–46	107	106

		205

Distillers & Vintners – 0.2%
Constellation Brands, Inc.,
4.250%, 5–1–23	95	102

Drug Retail – 1.0%
CVS Caremark Corp.,
3.875%, 7–20–25	150	156
CVS Health Corp.:
2.125%, 6–1–21	386	382
3.500%, 7–20–22	50	52

		590

Hypermarkets & Super Centers – 0.7%
Costco Wholesale Corp.,
3.000%, 5–18–27	100	100
Wal-Mart Stores, Inc.,
2.550%, 4–11–23	277	281

		381

Packaged Foods & Meats – 1.7%
Kraft Heinz Foods Co.:
3.500%, 6–6–22	150	156
3.500%, 7–15–22	160	166
4.375%, 6–1–46	340	333
Tyson Foods, Inc.,
3.550%, 6–2–27	290	293

		948

Soft Drinks – 0.7%
Coca-Cola Co. (The),
3.200%, 11–1–23	100	105
PepsiCo, Inc.:
2.150%, 10–14–20	250	252
3.450%, 10–6–46	55	52

		409

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Tobacco – 0.8%
Altria Group, Inc.,
4.750%, 5–5–21	$350	$379
Altria Group, Inc. (GTD by Philip Morris USA, Inc.),
3.875%, 9–16–46	100	98

		477

Total Consumer Staples – 5.5%		3,112
Energy

Integrated Oil & Gas – 0.7%
Chevron Corp.:
1.561%, 5–16–19	105	105
2.427%, 6–24–20	200	203
2.954%, 5–16–26	40	40
Phillips 66 (GTD by Phillips 66 Co.),
4.875%, 11–15–44	50	54

		402

Oil & Gas Equipment & Services – 0.3%
Halliburton Co.,
5.000%, 11–15–45	150	164

Oil & Gas Exploration & Production – 1.5%
Apache Corp.:
6.000%, 1–15–37	95	111
4.250%, 1–15–44	88	83
ConocoPhillips Co. (GTD by ConocoPhillips),
6.500%, 2–1–39	150	201
Exxon Mobil Corp.:
3.043%, 3–1–26	80	82
4.114%, 3–1–46	175	189
Noble Energy, Inc.,
5.250%, 11–15–43	100	105
Occidental Petroleum Corp.,
4.100%, 2–15–47	50	51

		822

Oil & Gas Refining & Marketing – 0.4%
Marathon Petroleum Corp.,
6.500%, 3–1–41	100	120
Valero Energy Corp.,
6.625%, 6–15–37	95	120

		240

Oil & Gas Storage & Transportation – 0.6%
Kinder Morgan, Inc.:
3.050%, 12–1–19	100	102
4.300%, 6–1–25	103	108
5.050%, 2–15–46	50	51
Williams Partners L.P.,
3.750%, 6–15–27	100	100

		361

Total Energy – 3.5%		1,989

2017	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Asset Management & Custody Banks – 0.2%
State Street Corp.,
2.550%, 8–18–20	$110	$112

Consumer Finance – 3.5%
American Express Credit Corp.:
2.125%, 3–18–19	100	100
2.375%, 5–26–20	210	212
2.250%, 5–5–21	100	100
2.700%, 3–3–22	50	51
3.300%, 5–3–27	204	206
Capital One Financial Corp.:
3.050%, 3–9–22	222	224
3.750%, 7–28–26	243	241
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.100%, 1–15–19	100	101
2.400%, 5–9–19	100	101
3.200%, 7–13–20	97	100
3.150%, 6–30–22	300	302
4.350%, 1–17–27	160	164
Synchrony Financial,
2.600%, 1–15–19	50	50

		1,952

Diversified Banks – 10.7%
Bank of America Corp.:
2.600%, 1–15–19	200	202
5.625%, 7–1–20	115	125
2.625%, 10–19–20	186	188
2.151%, 11–9–20	161	161
5.700%, 1–24–22	190	214
2.503%, 10–21–22	104	103
4.200%, 8–26–24	252	265
3.950%, 4–21–25	105	108
4.450%, 3–3–26	150	158
4.250%, 10–22–26	251	262
3.248%, 10–21–27	105	103
4.183%, 11–25–27	505	523
Bank of New York Mellon Corp. (The):
2.200%, 8–16–23	225	221
3.250%, 5–16–27	100	101
BB&T Corp.:
2.450%, 1–15–20	100	101
2.050%, 5–10–21	166	165
2.750%, 4–1–22	56	57
Fifth Third Bank,
2.375%, 4–25–19	200	202
U.S. Bancorp:
2.350%, 1–29–21	200	202
2.625%, 1–24–22	108	109
3.150%, 4–27–27	80	80
Wells Fargo & Co.:
2.150%, 1–15–19	56	56
2.125%, 4–22–19	190	191
2.600%, 7–22–20	116	118
2.550%, 12–7–20	105	106
4.600%, 4–1–21	366	393
3.500%, 3–8–22	246	255
3.069%, 1–24–23	152	155

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
3.450%, 2–13–23	$115	$118
3.000%, 2–19–25	110	109
4.100%, 6–3–26	50	52
3.000%, 10–23–26	10	10
4.300%, 7–22–27	70	74
5.606%, 1–15–44	78	94
3.900%, 5–1–45	208	209
4.400%, 6–14–46	255	265
4.750%, 12–7–46	195	214

		6,069

Financial Exchanges & Data – 0.2%
CME Group, Inc.,
5.300%, 9–15–43	105	132

Investment Banking & Brokerage – 8.9%
Goldman Sachs Group, Inc. (The):
7.500%, 2–15–19	270	290
2.550%, 10–23–19	100	101
2.300%, 12–13–19	334	336
2.750%, 9–15–20	150	152
2.600%, 12–27–20	180	181
2.875%, 2–25–21	150	152
2.625%, 4–25–21	50	50
5.250%, 7–27–21	100	110
2.350%, 11–15–21	100	99
3.000%, 4–26–22	250	253
3.750%, 5–22–25	168	173
4.250%, 10–21–25	150	156
3.500%, 11–16–26	50	50
3.850%, 1–26–27	255	261
5.150%, 5–22–45	50	57
4.750%, 10–21–45	111	124
Morgan Stanley:
2.500%, 1–24–19	50	50
2.375%, 7–23–19	150	151
2.650%, 1–27–20	250	253
2.800%, 6–16–20	150	152
2.500%, 4–21–21	50	50
5.500%, 7–28–21	100	111
2.625%, 11–17–21	50	50
2.750%, 5–19–22	95	95
4.100%, 5–22–23	264	276
4.000%, 7–23–25	100	105
5.000%, 11–24–25	48	53
3.875%, 1–27–26	103	107
4.350%, 9–8–26	282	295
3.950%, 4–23–27	190	194
6.375%, 7–24–42	280	380
4.375%, 1–22–47	150	160

		5,027

Life & Health Insurance – 0.3%
MetLife, Inc.,
4.368%, 9–15–23	50	55
Prudential Financial, Inc.,
4.600%, 5–15–44	90	99

		154

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Line Insurance – 0.7%
American International Group, Inc.,
4.875%, 6–1–22	$340	$374

Other Diversified Financial Services – 7.8%
Citigroup, Inc.:
2.050%, 12–7–18	110	110
2.550%, 4–8–19	180	182
2.500%, 7–29–19	111	112
2.450%, 1–10–20	50	50
2.400%, 2–18–20	70	70
2.650%, 10–26–20	105	106
2.700%, 3–30–21	100	101
2.900%, 12–8–21	210	212
4.500%, 1–14–22	100	108
3.300%, 4–27–25	120	121
3.700%, 1–12–26	80	82
4.600%, 3–9–26	50	53
3.400%, 5–1–26	350	351
3.200%, 10–21–26	150	148
Fidelity National Information Services, Inc.,
5.000%, 10–15–25	105	117
JPMorgan Chase & Co.:
2.350%, 1–28–19	190	191
6.300%, 4–23–19	100	107
2.250%, 1–23–20	133	134
4.250%, 10–15–20	85	90
2.550%, 3–1–21	100	101
2.295%, 8–15–21	100	100
4.350%, 8–15–21	150	161
2.972%, 1–15–23	260	264
2.700%, 5–18–23	90	90
3.875%, 9–10–24	50	52
3.200%, 6–15–26	55	55
2.950%, 10–1–26	205	200
4.125%, 12–15–26	140	147
3.625%, 12–1–27	155	155
5.625%, 8–16–43	100	122
4.850%, 2–1–44	125	143
4.950%, 6–1–45	315	358

		4,393

Property & Casualty Insurance – 0.4%
Berkshire Hathaway, Inc.,
2.750%, 3–15–23	222	225

Regional Banks – 1.1%
Citizens Financial Group, Inc.,
4.300%, 12–3–25	110	115
PNC Financial Services Group, Inc. (The),
3.150%, 5–19–27	311	312
Regions Financial Corp.,
2.750%, 8–14–22	120	120
SunTrust Banks, Inc.,
2.450%, 8–1–22	100	99

		646

36	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance – 0.3%
LYB International Finance B.V.,
4.875%, 3–15–44	$150	$163

Total Financials – 34.1%		19,247
Health Care

Biotechnology – 2.7%
Amgen, Inc.:
4.400%, 5–1–45	90	94
4.563%, 6–15–48	165	179
Biogen, Inc.:
2.900%, 9–15–20	110	113
5.200%, 9–15–45	150	174
Celgene Corp.:
2.875%, 8–15–20	105	107
3.625%, 5–15–24	100	104
5.000%, 8–15–45	150	170
Gilead Sciences, Inc.:
2.550%, 9–1–20	258	263
4.150%, 3–1–47	301	310

		1,514

Health Care Equipment – 0.6%
Becton Dickinson & Co.,
3.734%, 12–15–24	187	191
Zimmer Holdings, Inc.,
2.700%, 4–1–20	157	158

		349

Health Care Services – 0.3%
Cardinal Health, Inc.,
2.616%, 6–15–22	180	180

Health Care Supplies – 2.7%
Abbott Laboratories:
2.900%, 11–30–21	130	132
3.750%, 11–30–26	156	160
4.900%, 11–30–46	340	380
Express Scripts Holding Co.:
3.000%, 7–15–23	95	95
4.500%, 2–25–26	150	161
Medtronic Global Holdings SCA,
3.350%, 4–1–27	105	108
Medtronic, Inc. (GTD by Medtronic Global Holdings SCA and Medtronic plc):
2.500%, 3–15–20	350	355
4.625%, 3–15–45	125	142

		1,533

Managed Health Care – 1.6%
Aetna, Inc.,
2.800%, 6–15–23	253	254
Anthem, Inc.:
2.250%, 8–15–19	100	100
4.650%, 8–15–44	150	164
UnitedHealth Group, Inc.,
4.200%, 1–15–47	365	389

		907

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals – 6.1%
AbbVie, Inc.:
2.300%, 5–14–21	$559	$558
2.900%, 11–6–22	175	177
4.450%, 5–14–46	182	192
Actavis Funding SCS (GTD by Warner Chilcott Ltd., Actavis Capital S.a.r.l. and Actavis, Inc.):
3.000%, 3–12–20	100	102
3.450%, 3–15–22	175	181
3.800%, 3–15–25	100	104
4.850%, 6–15–44	190	208
Allergan Funding SCS (GTD by Warner Chilcott Ltd., Allergan Capital S.a.r.l. and Allergan Finance LLC),
4.550%, 3–15–35	75	80
Eli Lilly and Co.,
3.950%, 5–15–47	100	103
Johnson & Johnson,
2.950%, 3–3–27	190	193
Merck & Co., Inc.:
1.850%, 2–10–20	160	160
2.350%, 2–10–22	100	101
3.700%, 2–10–45	90	91
Mylan N.V.:
3.150%, 6–15–21	100	102
5.250%, 6–15–46	150	162
Pfizer, Inc.:
2.100%, 5–15–19	218	220
1.700%, 12–15–19	150	150
3.000%, 12–15–26	150	152
Walgreens Boots Alliance, Inc.:
3.450%, 6–1–26	150	149
4.800%, 11–18–44	210	223

		3,408

Total Health Care – 14.0%		7,891
Industrials

Aerospace & Defense – 1.5%
Lockheed Martin Corp.:
3.550%, 1–15–26	80	83
4.070%, 12–15–42	204	207
Precision Castparts Corp.,
2.500%, 1–15–23	200	200
Rockwell Collins, Inc.,
3.200%, 3–15–24	100	102
United Technologies Corp.:
2.800%, 5–4–24	140	140
4.500%, 6–1–42	100	108

		840

Air Freight & Logistics – 0.3%
FedEx Corp.:
4.550%, 4–1–46	105	111
4.400%, 1–15–47	50	52

		163

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates – 2.9%
General Electric Capital Corp.:
6.000%, 8–7–19	$450	$485
3.100%, 1–9–23	100	104
6.750%, 3–15–32	276	383
5.875%, 1–14–38	200	262
General Electric Co.:
4.375%, 9–16–20	100	107
2.700%, 10–9–22	100	102
4.500%, 3–11–44	200	224

		1,667

Railroads – 0.2%
CSX Corp.,
3.250%, 6–1–27	100	100

Total Industrials – 4.9%		2,770
Information Technology

Communications Equipment – 0.7%
Cisco Systems, Inc.:
2.125%, 3–1–19	105	106
4.450%, 1–15–20	194	205
1.850%, 9–20–21	100	99

		410

Data Processing & Outsourced Services – 1.3%
Automatic Data Processing, Inc.,
2.250%, 9–15–20	200	202
Visa, Inc.:
4.150%, 12–14–35	375	409
4.300%, 12–14–45	133	147

		758

Internet Software & Services – 0.4%
Alphabet, Inc.,
1.998%, 8–15–26	270	254

IT Consulting & Other Services – 0.4%
International Business Machines Corp.:
3.450%, 2–19–26	100	103
4.000%, 6–20–42	100	101

		204

Semiconductor Equipment – 0.2%
Applied Materials, Inc.,
4.350%, 4–1–47	100	107

Semiconductors – 2.2%
Intel Corp.:
2.450%, 7–29–20	180	183
3.300%, 10–1–21	105	110
2.350%, 5–11–22	107	108
3.700%, 7–29–25	100	106
4.100%, 5–19–46	50	52
QUALCOMM, Inc.:
2.250%, 5–20–20	260	263
2.600%, 1–30–23	130	130
3.250%, 5–20–27	70	71
4.800%, 5–20–45	200	219

		1,242

2017	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2017

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Systems Software – 4.9%
Microsoft Corp.:
1.300%, 11–3–18	$50	$50
1.850%, 2–6–20	72	72
1.850%, 2–12–20	50	50
2.000%, 11–3–20	310	312
2.375%, 2–12–22	332	335
2.875%, 2–6–24	100	102
3.125%, 11–3–25	185	191
2.400%, 8–8–26	80	77
3.300%, 2–6–27	250	259
4.100%, 2–6–37	50	55
3.700%, 8–8–46	100	101
4.000%, 2–12–55	150	156
Oracle Corp.:
2.375%, 1–15–19	171	173
2.250%, 10–8–19	243	246
2.500%, 5–15–22	50	50
2.500%, 10–15–22	100	101
2.400%, 9–15–23	192	191
2.650%, 7–15–26	230	225

		2,746

Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.:
2.100%, 5–6–19	241	243
1.100%, 8–2–19	87	86
1.800%, 5–11–20	230	230
2.850%, 5–6–21	222	228
3.000%, 2–9–24	160	164
3.250%, 2–23–26	150	154
3.350%, 2–9–27	348	358
3.200%, 5–11–27	100	102
3.450%, 2–9–45	150	143
4.650%, 2–23–46	155	176
3.850%, 8–4–46	100	101
4.250%, 2–9–47	159	171
Hewlett Packard Enterprise Co.,
4.400%, 10–15–22	150	160

		2,316

Total Information Technology – 14.2%		8,037
Materials

Diversified Metals & Mining – 0.4%
Newmont Mining Corp.,
4.875%, 3–15–42	217	232

Paper Packaging – 0.3%
International Paper Co.,
3.000%, 2–15–27	200	194

Specialty Chemicals – 0.7%
Ecolab, Inc.,
2.700%, 11–1–26	100	96
LYB International Finance II B.V.,
3.500%, 3–2–27	100	100
Sherwin-Williams Co. (The),
4.500%, 6–1–47	182	190

		386

Total Materials – 1.4%		812

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate

Health Care REITs – 0.2%
HCP, Inc.,
4.250%, 11–15–23	$100	$106

Industrial REITs – 0.2%
Prologis L.P. (GTD by Prologis, Inc.),
4.250%, 8–15–23	100	109

Office REITs – 0.2%
Boston Properties L.P.,
2.750%, 10–1–26	150	141

Specialized REITs – 0.6%
Crown Castle International Corp.,
5.250%, 1–15–23	197	218
Digital Realty Trust L.P. (GTD by Digital Realty Trust, Inc.),
3.700%, 8–15–27	100	101

		319

Total Real Estate – 1.2%		675
Telecommunication Services

Integrated Telecommunication Services – 9.2%
AT&T, Inc.:
2.300%, 3–11–19	210	211
2.450%, 6–30–20	50	50
3.875%, 8–15–21	100	105
3.000%, 6–30–22	169	171
3.800%, 3–1–24	55	56
4.450%, 4–1–24	110	117
3.950%, 1–15–25	246	253
4.250%, 3–1–27	255	262
4.500%, 5–15–35	190	187
5.150%, 3–15–42	92	93
4.300%, 12–15–42	300	280
4.350%, 6–15–45	100	92
5.650%, 2–15–47	180	196
5.450%, 3–1–47	150	159
4.500%, 3–9–48	382	352
4.550%, 3–9–49	100	92
5.700%, 3–1–57	52	56
Verizon Communications, Inc.:
2.946%, 3–15–22	100	102
2.450%, 11–1–22	100	99
5.150%, 9–15–23	72	81
4.150%, 3–15–24	300	318
3.500%, 11–1–24	150	153
2.625%, 8–15–26	300	281
4.125%, 3–16–27	160	167
5.250%, 3–16–37	196	215
3.850%, 11–1–42	200	177
4.862%, 8–21–46	247	251
5.500%, 3–16–47	195	216
4.522%, 9–15–48	241	233
5.012%, 8–21–54	95	95
4.672%, 3–15–55	100	95

		5,215

Total Telecommunication Services – 9.2%		5,215

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 1.5%
Duke Energy Corp.,
3.750%, 9–1–46	$150	$144
Entergy Corp.,
2.950%, 9–1–26	105	102
Exelon Corp.,
2.500%, 6–1–22 (A)	102	105
Georgia Power Co.,
4.300%, 3–15–42	80	84
MidAmerican Energy Holdings Co.,
6.125%, 4–1–36	100	128
Southern Co. (The),
2.350%, 7–1–21	300	298

		861

Multi-Utilities – 0.6%
Dominion Energy, Inc.,
2.579%, 7–1–20 (A)	50	50
NiSource Finance Corp. (GTD by NiSource, Inc.),
3.490%, 5–15–27	150	152
Sempra Energy,
3.250%, 6–15–27	100	99

		301

Total Utilities – 2.1%		1,162

TOTAL CORPORATE DEBT SECURITIES – 98.6%		$55,714
(Cost: $55,598)

SHORT-TERM SECURITIES
Master Note – 1.2%
Toyota Motor Credit Corp. (1–Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (B)	650	650

TOTAL SHORT-TERM SECURITIES – 1.2%		$650
(Cost: $650)

TOTAL INVESTMENT SECURITIES – 99.8%		$56,364
(Cost: $56,248)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		102

NET ASSETS – 100.0%		$56,466

38	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2017

Notes to Schedule of Investments

(A)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2017.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$55,714	$—
Short-Term Securities	—	650	—
Total	$—	$56,364	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	39

PORTFOLIO HIGHLIGHTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

Asset Allocation

Stocks	99.4%
Consumer Staples	25.1%
Industrials	17.9%
Health Care	13.2%
Consumer Discretionary	12.0%
Financials	9.8%
Materials	9.5%
Energy	4.1%
Telecommunication Services	2.1%
Information Technology	2.0%
Utilities	1.9%
Real Estate	1.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.6%

Top 10 Equity Holdings

Company	Sector	Industry
AbbVie, Inc.	Health Care	Pharmaceuticals
Genuine Parts Co.	Consumer Discretionary	Distributors
Chevron Corp.	Energy	Integrated Oil & Gas
Brown-Forman Corp., Class B	Consumer Staples	Distillers & Vintners
T. Rowe Price Group, Inc.	Financials	Asset Management & Custody Banks
McCormick & Co., Inc.	Consumer Staples	Food Distributors
Target Corp.	Consumer Discretionary	General Merchandise Stores
Dover Corp.	Industrials	Industrial Machinery
AT&T, Inc.	Telecommunication Services	Integrated Telecommunication Services
V.F. Corp.	Consumer Discretionary	Apparel, Accessories & Luxury Goods

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

40	ANNUAL REPORT	2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-17	—	—	—	—	—
5-year period ended 9-30-17	—	—	—	—	—
10-year period ended 9-30-17	—	—	—	—	—
Since Inception of Class through 9-30-17(4)	3.70%	3.70%	6.49%	6.49%	6.20%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2017	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2017

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 2.0%
V.F. Corp.	30	$1,904

Distributors – 2.2%
Genuine Parts Co.	22	2,062

General Merchandise Stores – 2.1%
Target Corp.	33	1,925

Home Furnishings – 1.7%
Leggett & Platt, Inc.	33	1,577

Home Improvement Retail – 2.0%
Lowe’s Co., Inc.	24	1,897

Restaurants – 2.0%
McDonalds Corp.	12	1,819

Total Consumer Discretionary – 12.0%		11,184
Consumer Staples

Agricultural Products – 2.0%
Archer Daniels Midland Co.	43	1,811

Distillers & Vintners – 2.2%
Brown-Forman Corp., Class B	37	1,996

Drug Retail – 1.8%
Walgreen Co.	22	1,711

Food Distributors – 4.1%
McCormick & Co., Inc.	19	1,927
Sysco Corp.	34	1,845

		3,772

Household Products – 5.8%
Clorox Co. (The)	13	1,771
Colgate-Palmolive Co.	25	1,788
Procter & Gamble Co. (The)	20	1,820

		5,379

Hypermarkets & Super Centers – 1.9%
Wal-Mart Stores, Inc.	23	1,792

Packaged Foods & Meats – 1.8%
Hormel Foods Corp.	53	1,701

Personal Products – 1.8%
Kimberly-Clark Corp.	14	1,676

Soft Drinks – 3.7%
Coca-Cola Co. (The)	39	1,770
PepsiCo, Inc.	15	1,692

		3,462

Total Consumer Staples – 25.1%		23,300

COMMON STOCKS (Continued)	Shares	Value
Energy

Integrated Oil & Gas – 2.2%
Chevron Corp.	17	$2,008

Oil & Gas Exploration & Production – 1.9%
Exxon Mobil Corp.	22	1,810

Total Energy – 4.1%		3,818
Financials

Asset Management & Custody Banks – 4.0%
Franklin Resources, Inc.	38	1,682
T. Rowe Price Group, Inc.	22	1,971

		3,653

Financial Exchanges & Data – 1.9%
S&P Global, Inc.	11	1,781

Life & Health Insurance – 2.0%
Aflac, Inc.	23	1,849

Property & Casualty Insurance – 1.9%
Cincinnati Financial Corp.	23	1,794

Total Financials – 9.8%		9,077
Health Care

Health Care Equipment – 5.4%
Becton Dickinson & Co.	9	1,680
C. R. Bard, Inc.	5	1,755
Medtronic plc	21	1,612

		5,047

Health Care Services – 1.7%
Cardinal Health, Inc.	23	1,531

Health Care Supplies – 2.0%
Abbott Laboratories	35	1,852

Pharmaceuticals – 4.1%
AbbVie, Inc.	24	2,120
Johnson & Johnson	13	1,724

		3,844

Total Health Care – 13.2%		12,274
Industrials

Aerospace & Defense – 1.9%
General Dynamics Corp.	9	1,769

Diversified Support Services – 2.0%
Cintas Corp.	13	1,841

Electrical Components & Equipment – 2.0%
Emerson Electric Co.	29	1,846

Industrial Conglomerates – 1.9%
3M Co.	8	1,763

COMMON STOCKS (Continued)	Shares	Value
Industrial Machinery – 8.1%
Dover Corp.	21	$1,920
Illinois Tool Works, Inc.	12	1,837
Pentair, Inc.	27	1,856
Stanley Black & Decker, Inc.	12	1,853

		7,466

Trading Companies & Distributors – 2.0%
W.W. Grainger, Inc.	11	1,899

Total Industrials – 17.9%		16,584
Information Technology

Data Processing & Outsourced Services – 2.0%
Automatic Data Processing, Inc.	17	1,862

Total Information Technology – 2.0%		1,862
Materials

Industrial Gases – 2.0%
Air Products and Chemicals, Inc.	12	1,840

Specialty Chemicals – 5.7%
Ecolab, Inc.	13	1,718
PPG Industries, Inc.	17	1,818
Sherwin-Williams Co. (The)	5	1,795

		5,331

Steel – 1.8%
Nucor Corp.	29	1,633

Total Materials – 9.5%		8,804
Real Estate

Retail REITs – 1.8%
Federal Realty Investment Trust	13	1,669

Total Real Estate – 1.8%		1,669
Telecommunication Services

Integrated Telecommunication Services – 2.1%
AT&T, Inc.	49	1,907

Total Telecommunication Services – 2.1%		1,907
Utilities

Multi-Utilities – 1.9%
Consolidated Edison, Inc.	21	1,732

Total Utilities – 1.9%		1,732

TOTAL COMMON STOCKS – 99.4%		$92,211
(Cost: $89,695)

42	ANNUAL REPORT	2017

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2017

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
1.450%, 10–4–17 (A)	$837	$837

TOTAL SHORT-TERM SECURITIES – 0.9%		$837
(Cost: $837)

TOTAL INVESTMENT SECURITIES – 100.3%		$93,048
(Cost: $90,532)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(273)

NET ASSETS – 100.0%		$92,775

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2017. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2017. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$92,211	$—	$—
Short-Term Securities	—	837	—
Total	$92,211	$837	$—

During the period ended September 30, 2017, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	43

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2017

(In thousands, except per share amounts)	Ivy ProShares Interest Rate Hedged High Yield Index Fund		Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund		Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
ASSETS
Investments in unaffiliated securities at value+	$20,356		$55,025		$38,655		$56,364		$93,048
Investments at Value	20,356		55,025		38,655		56,364		93,048
Cash	1		2		5		1		1
Cash denominated in foreign currencies at value+	—		65		—		—		—
Restricted cash	117		—		—		—		—
Investment securities sold receivable	728		512		—		2,893		—
Dividends and interest receivable	385		73		78		511		136
Capital shares sold receivable	58		182		439		284		1,124
Receivable from affiliates	13		69		24		12		40
Variation margin receivable	25		—		—		—		—
Prepaid and other assets	6		6		7		8		18
Total Assets	21,689		55,934		39,208		60,073		94,367

LIABILITIES
Investment securities purchased payable	1,042		845		573		3,525		1,521
Capital shares redeemed payable	—	*	91		19		46		43
Independent Trustees and Chief Compliance Officer fees payable	—	*	—	*	—	*	—	*	—	*
Distribution and service fees payable	—	*	—	*	—	*	—	*	—	*
Shareholder servicing payable	2		4		4		5		11
Investment management fee payable	1		1		1		1		2
Accounting services fee payable	1		3		3		3		4
Other liabilities	15		12		12		27		11
Total Liabilities	1,061		956		612		3,607		1,592
Total Net Assets	$20,628		$54,978		$38,596		$56,466		$92,775

NET ASSETS
Capital paid in (shares authorized – unlimited)	$20,520		$52,407		$37,317		$56,288		$90,132
Undistributed net investment income	85		118		97		60		163
Accumulated net realized gain (loss)	(87)		(31)		(33)		2		(36)
Net unrealized appreciation	110		2,484		1,215		116		2,516
Total Net Assets	$20,628		$54,978		$38,596		$56,466		$92,775

CAPITAL SHARES OUTSTANDING:
Class A	300		871		121		300		125
Class E	101		102		81		108		83
Class I	1,447		2,378		3,134		3,433		8,172
Class N	100		1,484		281		1,652		274
Class R	100		200		80		100		80

NET ASSET VALUE PER SHARE:
Class A	$10.07		$10.92		$10.44		$10.09		$10.62
Class E	$10.07		$10.92		$10.44		$10.09		$10.62
Class I	$10.07		$10.92		$10.44		$10.10		$10.62
Class N	$10.07		$10.92		$10.44		$10.10		$10.62
Class R	$10.07		$10.91		$10.43		$10.09		$10.62

+COST
Investments in unaffiliated securities at cost	$20,380		$52,541		$37,440		$56,248		$90,532
Cash denominated in foreign currencies at cost	—		65		—		—		—

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

44	ANNUAL REPORT	2017

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE PERIOD FROM APRIL 20, 2017 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2017

(In thousands)	Ivy ProShares Interest Rate Hedged High Yield Index Fund		Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund		Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—		$400		$225		$—		$470
Foreign dividend withholding tax	—		(27)		—		—		—
Interest and amortization from unaffiliated securities	381		4		3		340		7
Total Investment Income	381		377		228		340		477

EXPENSES
Investment management fee	35		64		35		22		67
Distribution and service fees:
Class A	4		10		1		4		1
Class E	1		1		1		1		1
Class R	2		5		2		2		2
Shareholder servicing:
Class A	—	*	1		—	*	—	*	1
Class E	—	*	—	*	—	*	—	*	—	*
Class I	7		13		12		13		28
Class N	—	*	—	*	—	*	—	*	—	*
Class R	1		2		1		1		1
Registration fees	2		2		2		2		5
Custodian fees	3		25		20		4		18
Independent Trustees and Chief Compliance Officer fees	—	*	—	*	—	*	—	*	1
Accounting services fee	7		12		7		10		14
Professional fees	—	*	—	*	—	*	—	*	—	*
Other	4		43		4		4		3
Total Expenses	66		178		85		63		142
Less:
Expenses in excess of limit	(13)		(69)		(24)		(11)		(40)
Total Net Expenses	53		109		61		52		102
Net Investment Income	328		268		167		288		375

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	3		(30)		(33)		2		(36)
Futures contracts	(90)		—		—		—		—
Foreign currency exchange transactions	—		(35)		—		—		—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(24)		2,484		1,215		116		2,516
Futures contracts	134		—		—		—		—
Foreign currency exchange transactions	—		—	*	—		—		—
Net Realized and Unrealized Gain	23		2,419		1,182		118		2,480
Net Increase in Net Assets Resulting from Operations	$351		$2,687		$1,349		$406		$2,855

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	45

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy ProShares Interest Rate Hedged High Yield Index Fund	Ivy ProShares MSCI ACWI Index Fund	Ivy ProShares Russell 2000 Dividend Growers Index Fund	Ivy ProShares S&P 500 Bond Index Fund	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
(In thousands)	Period from 4-20-17 (commencement of operations) to 9-30-17	Period from 4-20-17 (commencement of operations) to 9-30-17	Period from 4-20-17 (commencement of operations) to 9-30-17	Period from 4-20-17 (commencement of operations) to 9-30-17	Period from 4-20-17 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$328	$268	$167	$288	$375
Net realized gain (loss) on investments	(87)	(65)	(33)	2	(36)
Net change in unrealized appreciation	110	2,484	1,215	116	2,516
Net Increase in Net Assets Resulting from Operations	351	2,687	1,349	406	2,855

Distributions to Shareholders From:
Net investment income:
Class A	(43)	(26)	(2)	(24)	(2)
Class E	(15)	(3)	(1)	(8)	(2)
Class I	(161)	(89)	(68)	(185)	(210)
Class N	(15)	(4)	(2)	(9)	(2)
Class R	(13)	(2)	—	(6)	—
Net realized gains:
Class A	—	—	—	—	—
Class E	—	—	—	—	—
Class I	—	—	—	—	—
Class N	—	—	—	—	—
Class R	—	—	—	—	—
Total Distributions to Shareholders	(247)	(124)	(73)	(232)	(216)
Capital Share Transactions	20,524	52,415	37,320	56,292	90,136
Net Increase in Net Assets	20,628	54,978	38,596	56,466	92,775
Net Assets, Beginning of Period	—	—	—	—	—
Net Assets, End of Period	$20,628	$54,978	$38,596	$56,466	$92,775
Undistributed net investment income	$85	$118	$97	$60	$163

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2017

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2017	ANNUAL REPORT	47

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.20	$0.01		$0.21	$(0.14)	$—	$(0.14)
Class E Shares
Year ended 9-30-2017(4)	10.00	0.20	0.01		0.21	(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.22	0.00	*	0.22	(0.15)	—	(0.15)
Class N Shares
Year ended 9-30-2017(4)	10.00	0.21	0.01		0.22	(0.15)	—	(0.15)
Class R Shares
Year ended 9-30-2017(4)	10.00	0.18	0.01		0.19	(0.12)	—	(0.12)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

.

48	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.07	2.15%	$3	0.90	%(5)	4.51	%(5)	1.00	%(5)	4.41	%(5)	27	%(6)
Class E Shares
Year ended 9-30-2017(4)	10.07	2.15	1	0.90	(5)	4.51	(5)	0.98	(5)	4.43	(5)	27	(6)
Class I Shares
Year ended 9-30-2017(4)	10.07	2.24	15	0.65	(5)	4.86	(5)	0.89	(5)	4.62	(5)	27	(6)
Class N Shares
Year ended 9-30-2017(4)	10.07	2.24	1	0.65	(5)	4.76	(5)	0.74	(5)	4.67	(5)	27	(6)
Class R Shares
Year ended 9-30-2017(4)	10.07	1.95	1	1.37	(5)	4.04	(5)	1.46	(5)	3.95	(5)	27	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	49

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES MSCI ACWI INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.09	$0.86	$0.95	$(0.03)	$—	$(0.03)
Class E Shares
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—	(0.04)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—	(0.04)
Class N Shares
Year ended 9-30-2017(4)	10.00	0.10	0.86	0.96	(0.04)	—	(0.04)
Class R Shares
Year ended 9-30-2017(4)	10.00	0.06	0.86	0.92	(0.01)	—	(0.01)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

    .

50	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.92	9.50%	$10	0.90	%(5)	1.79	%(5)	1.31	%(5)	1.38	%(5)	51	%(6)
Class E Shares
Year ended 9-30-2017(4)	10.92	9.56	1	0.75	(5)	1.95	(5)	1.28	(5)	1.42	(5)	51	(6)
Class I Shares
Year ended 9-30-2017(4)	10.92	9.60	26	0.65	(5)	1.95	(5)	1.18	(5)	1.42	(5)	51	(6)
Class N Shares
Year ended 9-30-2017(4)	10.92	9.60	16	0.65	(5)	2.16	(5)	1.04	(5)	1.77	(5)	51	(6)
Class R Shares
Year ended 9-30-2017(4)	10.91	9.20	2	1.39	(5)	1.31	(5)	1.77	(5)	0.93	(5)	51	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	51

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.07	$0.39	$0.46	$(0.02)	$—	$(0.02)
Class E Shares
Year ended 9-30-2017(4)	10.00	0.07	0.39	0.46	(0.02)	—	(0.02)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—	(0.02)
Class N Shares
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—	(0.02)
Class R Shares
Year ended 9-30-2017(4)	10.00	0.05	0.38	0.43	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

    .

52	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.44	4.55%	$1	0.90	%(5)	1.48	%(5)	1.05	%(5)	1.33	%(5)	12	%(6)
Class E Shares
Year ended 9-30-2017(4)	10.44	4.60	1	0.80	(5)	1.59	(5)	1.03	(5)	1.36	(5)	12	(6)
Class I Shares
Year ended 9-30-2017(4)	10.44	4.65	33	0.65	(5)	1.98	(5)	0.94	(5)	1.69	(5)	12	(6)
Class N Shares
Year ended 9-30-2017(4)	10.44	4.65	3	0.65	(5)	2.08	(5)	0.79	(5)	1.94	(5)	12	(6)
Class R Shares
Year ended 9-30-2017(4)	10.43	4.30	1	1.39	(5)	0.98	(5)	1.52	(5)	0.85	(5)	12	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	53

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES S&P 500 BOND INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.11	$0.06	$0.17	$(0.08)	$—	$(0.08)
Class E Shares
Year ended 9-30-2017(4)	10.00	0.11	0.06	0.17	(0.08)	—	(0.08)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.12	0.07	0.19	(0.09)	—	(0.09)
Class N Shares
Year ended 9-30-2017(4)	10.00	0.11	0.08	0.19	(0.09)	—	(0.09)
Class R Shares
Year ended 9-30-2017(4)	10.00	0.08	0.07	0.15	(0.06)	—	(0.06)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

    .

54	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.09	1.69%	$3	0.65	%(5)	2.34	%(5)	—%		—%		45	%(6)
Class E Shares
Year ended 9-30-2017(4)	10.09	1.71	1	0.60	(5)	2.39	(5)	0.64	(5)	2.35	(5)	45	(6)
Class I Shares
Year ended 9-30-2017(4)	10.10	1.78	34	0.40	(5)	2.65	(5)	0.54	(5)	2.51	(5)	45	(6)
Class N Shares
Year ended 9-30-2017(4)	10.10	1.88	17	0.34	(5)	2.62	(5)	—		—		45	(6)
Class R Shares
Year ended 9-30-2017(4)	10.09	1.50	1	1.13	(5)	1.85	(5)	—		—		45	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	55

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2017(4)	$10.00	$0.08	$0.56	$0.64	$(0.02)	$—	$(0.02)
Class E Shares
Year ended 9-30-2017(4)	10.00	0.08	0.56	0.64	(0.02)	—	(0.02)
Class I Shares
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—	(0.03)
Class N Shares
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—	(0.03)
Class R Shares
Year ended 9-30-2017(4)	10.00	0.05	0.57	0.62	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

    .

56	ANNUAL REPORT	2017

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2017(4)	$10.62	6.39%	$1	0.75	%(5)	1.63	%(5)	0.86	%(5)	1.52	%(5)	4	%(6)
Class E Shares
Year ended 9-30-2017(4)	10.62	6.39	1	0.75	(5)	1.64	(5)	0.81	(5)	1.58	(5)	4	(6)
Class I Shares
Year ended 9-30-2017(4)	10.62	6.49	87	0.50	(5)	1.97	(5)	0.72	(5)	1.75	(5)	4	(6)
Class N Shares
Year ended 9-30-2017(4)	10.62	6.49	3	0.50	(5)	1.89	(5)	0.57	(5)	1.82	(5)	4	(6)
Class R Shares
Year ended 9-30-2017(4)	10.62	6.20	1	1.29	(5)	1.09	(5)	1.35	(5)	1.03	(5)	4	(6)

See Accompanying Notes to Financial Statements.

2017	ANNUAL REPORT	57

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2017

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (each, a “Fund”) are five series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class E, Class I, Class N and Class R shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class I, Class N and Class R shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, E and R have a distribution and service plan. Class I shares and Class N shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

58	ANNUAL REPORT	2017

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

2017	ANNUAL REPORT	59

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

60	ANNUAL REPORT	2017

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those

2017	ANNUAL REPORT	61

exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2017, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy ProShares Interest Rate Hedged High Yield Index Fund invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master

62	ANNUAL REPORT	2017

Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Fund’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2017:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	Unrealized appreciation on futures contracts*	$134		$—

*	The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of period ended September 30, 2017.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the period ended September 30, 2017:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$(90)	$—	$—	$(90)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the period ended September 30, 2017:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$134	$—	$—	$134

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the period ended September 30, 2017, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—	$(14,845)	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

2017	ANNUAL REPORT	63

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $5,000M	Over $5,000M
Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.50%	0.48%	0.46%	0.45%
Ivy ProShares MSCI ACWI Index Fund	0.45	0.43	0.41	0.40
Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.40	0.38	0.36	0.35
Ivy ProShares S&P 500 Bond Index Fund	0.20	0.18	0.16	0.15
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	0.35	0.33	0.31	0.30

IICO has entered into a Subadvisory Agreement with the following entity on behalf of the Funds:

Under an agreement between IICO and ProShare Advisors LLC (“ProShare Advisors”), ProShare Advisors serves as subadviser to the Funds. The subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual

64	ANNUAL REPORT	2017

accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of certain Class A and Class E shares and is paid to IDI. During the period ended September 30, 2017, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
		Class A	Class E
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—	$—	$—
Ivy ProShares MSCI ACWI Index Fund	—	—	—	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	7	—	—	6
Ivy ProShares S&P 500 Bond Index Fund	—	—	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	—	—	—

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Fund’s investment manager, IDI, the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the period ended September 30, 2017 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy ProShares Interest Rate Hedged High Yield Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$6	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.90%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.90%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.65%	$7		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.65%	$—	*	Shareholder Servicing
Ivy ProShares MSCI ACWI Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$55	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.90%	$1		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.75%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.65%	$12		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.65%	$—	*	Shareholder Servicing

2017	ANNUAL REPORT	65

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy ProShares Russell 2000 Dividend Growers Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$12	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.90%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.80%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.65%	$12		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.65%	$—	*	Shareholder Servicing
Ivy ProShares S&P 500 Bond Index Fund	Class A	Contractual	4-20-2017	1-31-2019	0.65%	$—		N/A
	Class E	Contractual	4-20-2017	1-31-2019	0.60%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.40%	$11		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.40%	$—		N/A
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$11	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.75%	$1		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.75%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.50%	$28		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.50%	$—	*	Shareholder Servicing

*	Not shown due to rounding.

(1)	Due to Class A, Class E, Class I and/or Class N contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2017 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the period ended September 30, 2017.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the period ended September 30, 2017, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$24,002	$—	$4,136
Ivy ProShares MSCI ACWI Index Fund	—	66,947	—	14,717
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	39,742	—	2,588
Ivy ProShares S&P 500 Bond Index Fund	—	67,797	—	12,148
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	91,412	—	1,681

66	ANNUAL REPORT	2017

8.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy ProShares Interest Rate Hedged High Yield Index Fund		Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund
	Period from 4-20-17 (commencement of operations) to 9-30-17		Period from 4-20-17 (commencement of operations) to 9-30-17		Period from 4-20-17 (commencement of operations) to 9-30-17
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	300	$3,000	885	$8,924	123	$1,227
Class E	101	1,009	101	1,017	81	808
Class I	1,492	14,971	2,423	25,017	3,238	32,707
Class N	100	1,000	1,495	16,203	283	2,860
Class R	100	1,000	200	2,000	80	800
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	— *	3	— *	— *
Class E	—	—	—	—	—	—
Class I	9	88	3	30	4	38
Class N	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Shares redeemed:
Class A	—	—	(14)	(152)	(2)	(16)
Class E	—	—	—	—	—	—
Class I	(54)	(544)	(47)	(506)	(108)	(1,088)
Class N	—	—	(11)	(121)	(2)	(16)
Class R	—	—	—	—	—	—
Net increase	2,048	$20,524	5,035	$52,415	3,697	$37,320

*	Not shown due to rounding.

2017	ANNUAL REPORT	67

	Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
	Period from 4-20-17 (commencement of operations) to 9-30-17		Period from 4-20-17 (commencement of operations) to 9-30-17
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	303	$3,035	128	$1,278
Class E	108	1,083	83	832
Class I	3,514	35,371	8,551	88,333
Class N	1,664	16,776	276	2,861
Class R	100	1,000	80	800
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	—	—
Class E	—	—	—	—
Class I	12	118	13	132
Class N	—	—	—	—
Class R	—	—	—	—
Shares redeemed:
Class A	(3)	(34)	(3)	(28)
Class E	—	—	—	—
Class I	(93)	(936)	(392)	(4,056)
Class N	(12)	(121)	(2)	(16)
Class R	—	—	—	—
Net increase	5,593	$56,292	8,734	$90,136

9.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2017 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$20,397	$197	$238	$(41)
Ivy ProShares MSCI ACWI Index Fund	52,570	2,886	431	2,455
Ivy ProShares Russell 2000 Dividend Growers Index Fund	37,487	1,631	463	1,168
Ivy ProShares S&P 500 Bond Index Fund	56,251	226	113	113
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	90,569	3,359	880	2,479

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the period ended September 30, 2017 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$124	$26	$—	$—	$—
Ivy ProShares MSCI ACWI Index Fund	140	—	—	—	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	106	4	—	—	—
Ivy ProShares S&P 500 Bond Index Fund	66	—	—	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	164	—	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

68	ANNUAL REPORT	2017

The tax character of dividends and distributions paid during the fiscal year ended September 30, 2017 were as follows:

	September 30, 2017(2)
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$247	$—
Ivy ProShares MSCI ACWI Index Fund	124	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	73	—
Ivy ProShares S&P 500 Bond Index Fund	232	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	216	—

(1)	Includes short-term capital gains distributed, if any.

(2)	Initial year of operations.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2017, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—
Ivy ProShares MSCI ACWI Index Fund	22	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	—
Ivy ProShares S&P 500 Bond Index Fund	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and start-up costs. At September 30, 2017, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$4	$—	$(4)
Ivy ProShares MSCI ACWI Index Fund	(25)	34	(9)
Ivy ProShares Russell 2000 Dividend Growers Index Fund	3	—	(3)
Ivy ProShares S&P 500 Bond Index Fund	4	—	(4)
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	4	—	(4)

2017	ANNUAL REPORT	69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund, and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (the “Funds”), five of the series constituting Ivy Funds, as of September 30, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the period from April 20, 2017 (commencement of operations) through September 30, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the period from April 20, 2017, (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

November 20, 2017

70	ANNUAL REPORT	2017

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2017:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—
Ivy ProShares MSCI ACWI Index Fund	63,760	124,233
Ivy ProShares Russell 2000 Dividend Growers Index Fund	73,130	73,130
Ivy ProShares S&P 500 Bond Index Fund	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	216,029	216,029

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—
Ivy ProShares MSCI ACWI Index Fund	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—
Ivy ProShares S&P 500 Bond Index Fund	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2017	ANNUAL REPORT	71

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Waddell & Reed Fund Complex (“Fund Complex”) is comprised of the Ivy Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), Ivy NextShares (“NextShares”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Each member of the Board is also a member of the Board of Trustees of IVH and NextShares, and also serves as Trustee of each of the funds in the Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH and NextShares.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc.(agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial,Inc. (Aerial AgApplicator) (1982 to present).	104	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1985 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Professor of Law, Washburn University School of Law (1973 to present).	104	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

72	ANNUAL REPORT	2017

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2017	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	104	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board, (2014 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to 2016); Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee, CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Found. (1980 to 2014); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present).	104	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

2017	ANNUAL REPORT	73

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	104	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to 2017); Trustee, The Mewbourne Family Support Organization (2003 to present) (non-profit); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee/Chairman, Advisors Fund Complex; Trustee/Chairman, IVH; Trustee/Chairman, NextShares.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	104	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	104	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	104	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

74	ANNUAL REPORT	2017

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	104	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Funds Distributors (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Chairman, WDR (January 2010 to 2016); CEO, WDR (2005 to 2016); President, CEO and Chairman, IICO (2002 to 2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to 2016); President of each of the funds in the Fund Complex (2001 to 2016).	104	Director, WDR, (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016), and Waddell & Reed, Inc. (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present); Trustee, Advisors Fund Complex; Trustee, IVH; Trustee, NextShares.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present).

2017	ANNUAL REPORT	75

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Funds Complex (2014 to 2016; 2017 to present); Secretary for each of the funds in the Funds Complex (2016 to 2017).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2010 to 2016); President of each of the funds in the Funds Complex (2016 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President, Waddell & Reed Inc. (“WRI”) and IDI (2017 to present); Vice President of WRI and IDI (2010 to 2017).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

76	ANNUAL REPORT	2017

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	IVY FUNDS

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on February 22, 2017, the trustees, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amendment to the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, on behalf of the Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund (collectively, the “ProShares Funds”), to include the ProShares Funds under the Management Agreement. The Board also considered and approved an investment subadvisory agreement (the “Sub-advisory Agreement”) between IICO and ProShare Advisors LLC (“ProShare Advisors”), with respect to the ProShares Funds, each, a newly created series of the Trust.

The Independent Trustees were assisted in their consideration of the Management Agreement and the Sub-advisory Agreement (together, the “Agreements”) by independent legal counsel, and met with such counsel separately from representatives of IICO and ProShare. Independent legal counsel had provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Agreements, including, among other things, the nature and the quality of the services proposed to be provided to the ProShares Funds by IICO and ProShare, potential profitability of each of IICO and ProShare (including any fall-out benefits) from their proposed relationship with the ProShares Funds, projected economies of scale, the role played by the Independent Trustees and information on comparative fees and expenses. The material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed below.

The Board noted that although the ProShares Funds had not yet commenced operations, the ProShares Funds appear to be designed to be able to achieve acceptable performance. The Board took note of ProShare’s experience in managing index products. The Board also considered the proposed expenses of the ProShares Funds, the cost of the services proposed to be provided by IICO and ProShare, including as compared to the other series of the Trust and comparable funds, and the proposed expense cap agreements, and concluded that the proposed expenses of the ProShares Funds were acceptable. The Board, however, did not discuss the projected profitability of either IICO or ProShare in managing the ProShares Funds because the ProShares Funds had not yet commenced operations, but noted that it would monitor profitability once the ProShares Funds begin operations. The Board also considered the nature, extent and quality of services proposed to be provided to the ProShares Funds by IICO and ProShare, taking into account the investment objective and strategy of the ProShares Funds, the Board’s experience with IICO, its meeting with representatives of ProShare and the materials that management had provided to the Board on ProShares. In addition, the Board reviewed the resources and key personnel of both IICO and ProShare. The Board also considered other services proposed to be provided to the ProShares Funds by IICO based upon their current experiences with IICO, such as IICO’s ability to monitor adherence to the ProShares Funds’ investment restrictions, producing reports, providing support services for the Board and Board committees on ProShares Funds’ matters, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature and extent of the services proposed to be provided by IICO and ProShare are reasonable, considering the quality of the services currently provided by IICO for other series of the Trust, and as contemplated for ProShare. The Board also discussed whether either IICO or ProShare would derive any other direct or indirect benefits from serving as investment adviser or investment sub-adviser, respectively, to the ProShares Funds. The Board considered the benefits that would accrue to IICO and ProShare from their relationship with the ProShares Funds, including the fact that a variety of services for the ProShares Funds are proposed to be provided by affiliates of IICO, including distribution, shareholder servicing and transfer agency services. After consideration of these and other factors, the Board concluded that neither IICO, ProShare nor any of their affiliates would receive any additional direct or indirect benefits that would preclude the Board from approving the amendment to the Investment Management Agreement with IICO and the Investment Sub-advisory agreement between IICO and ProShare. Finally, the Board considered the recommendation of the Investment Oversight Committee, which previously had considered these matters, and had recommended that the Board approve the Agreements.

2017	ANNUAL REPORT	77

ANNUAL PRIVACY NOTICE	IVY FUNDS

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

78	ANNUAL REPORT	2017

PROXY VOTING INFORMATION	IVY FUNDS

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

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82	ANNUAL REPORT	2017

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy IG International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Speciality Funds

Ivy Advantus Real Estate Securities Fund

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Advantus Bond Fund

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Money Market Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

1.800.777.6472

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2017	ANNUAL REPORT	83

ANN-IPS (9-17)

ITEM 2.	CODE OF ETHICS

(a)	As of September 30, 2017, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2017	$339,700
2016	102,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2017	$0
2016	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2017	$17,300
2016	4,200

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2017	$325
2016	17

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$4,217 and $17,625 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $102,450 and $137,000 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)  (1)  The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:	December 7, 2017

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	December 7, 2017